UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2010

FORM N-CSR

Item 1.                        Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon InternationalAppreciation Fund
BNY Mellon Balanced Fund

ANNUAL REPORT	August 31, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	6
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8
BNY Mellon Income Stock Fund	10
BNY Mellon Mid Cap Stock Fund	13
BNY Mellon Small Cap Stock Fund	16
BNY Mellon U.S. Core Equity 130/30 Fund	19
BNY Mellon Focused Equity Opportunities Fund	22
BNY Mellon Small/Mid Cap Fund	25
BNY Mellon International Fund	28
BNY Mellon Emerging Markets Fund	31
BNY Mellon International Appreciation Fund	34
BNY Mellon Balanced Fund	37
Understanding Your Fund's Expenses	40
Comparing Your Fund's Expenses With Those of Other Funds	42
Statements of Investments	44
Statement of Securities Sold Short	64
Statement of Options Written	66
Statement of Financial Futures	84
Statements of Assets and Liabilities	91
Statements of Operations	97
Statement of Cash Flows	101
Statements of Changes in Net Assets	102
Financial Highlights	110
Notes to Financial Statements	133
Report of Independent Registered Public Accounting Firm	159
Important Tax Information	160
Information About the Review and Approval of Each Fund's Investment Advisory Agreement	163
Board Members Information	175
Officers of the Trust	177

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your portfolio manager is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 6.62%, and Investor shares returned 6.21%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 4.93%.2

After rallying over much of the reporting period, stocks were driven lower over the spring and summer of 2010 by a variety of global and domestic economic setbacks. The fund produced higher returns than its benchmark, primarily due to strong stock selections in seven of the S&P 500 Index’s 10 market sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics.Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Economic Concerns Outweighed Corporate Performance

From the beginning of the reporting period through April 2010, the U.S. economy continued to recover from the Great Recession and financial crisis. Most U.S. corporations posted stronger earnings and revenues, propelling stock prices higher. However, in early May 2010 a sovereign debt crisis in Greece threatened to spread to other members of the European Union. Investor confidence was further undermined by rising inflationary pressures in China, as well as ongoing troubles in U.S. housing markets, persistently high levels of U.S. unemployment and a major oil spill in the Gulf of Mexico. As a result, U.S. stocks gave back a substantial portion of their earlier gains.

Outperforming Across a Wide Range of Sectors

The fund’s outperformance relative to its benchmark was led by the energy sector, where we focused on exploration-and-production firms over integrated oil companies with significant refinery operations. The fund particularly benefited from avoiding exposure to industry giant ExxonMobil, which lagged due to concerns about future growth prospects. The fund achieved better results with Anadarko Petroleum, which we believed had been punished more severely than warranted after the Gulf oil spill, and Newfield Exploration, which owns attractive assets with strong growth potential. The fund also benefited from its position in XTO Energy, which was acquired by

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

ExxonMobil early in the reporting period.

In the materials sector, the fund enhanced returns through an investment in Brazilian metals-and-mining company Vale, which introduced a new pricing structure and saw robust demand from China for iron ore. The fund gained ground with good stock selections among agricultural chemicals makers, such as E. I. du Pont de Nemours & Co. and CF Industries Holdings. In the consumer discretionary sector, the fund achieved strong results after buying stocks at attractive prices during the downturn and holding them while they recovered to richer valuations. Automotive safety equipment maker Autoliv benefited from improved car and truck sales. Apparel retailers Limited Brands and Gap proved well positioned for improved consumer spending and confidence, while Home Depot and Whirlpool benefited from rising demand for home improvement products and appliances, respectively.

The fund’s most significant disappointments were concentrated in the financials sector, where JPMorgan Chase & Co. and Bank of America lagged despite solid business franchises with strong growth potential. Indeed, we added to the fund’s holdings of Bank of America during periods of price weakness. Citigroup detracted from the fund’s relative performance early in the reporting period, when we sold the fund’s position due to company-specific issues. Finally, custodial bank State Street Corp. reported disappointing results in their securities lending and foreign exchange businesses.

The fund suffered a mild decline in the utilities sector, where electricity producer Mirant Corp. declined early in the reporting period as natural gas prices fell and coal prices climbed, prompting its elimination from the portfolio. The fund’s telecommunications services investments also trailed market averages, primarily due to underweighted exposure to some of the benchmark’s smaller wireless service providers.

Remaining Cautiously Opportunistic

We believe the market’s recent dip has created attractive opportunities in stocks with attractive growth potential. Given our view that the U.S. economy appears poised for continued recovery, and recognizing that the pace of recovery may remain slow, we have maintained the fund’s opportunistic, valuation-conscious and risk-conscious investment approach. We recently have found a number of opportunities meeting our criteria in the health care sector, and fewer in the financials and consumer staples sectors.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Stock Fund Class M shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/85	6.62%	–1.24%	–3.07%	—
Investor shares	7/11/01	6.21%	–1.55%	—	–0.61%
Standard & Poor’s 500
Composite Stock Price Index††	9/30/00	4.93%	–0.91%	—	–1.29%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Large Cap Stock Fund on 8/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged index of U.S.
stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from July 30, 2010, through August 31, 2010, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the period from the commencement of fund operations on July 30, 2010, through August 31, 2010, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of –5.20%, and Investor shares returned –5.20%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –4.51% for the same period.2

Although we believe that one month is too brief a time frame to gauge accurately the performance of long-term investments, stocks generally declined in August 2010 amid intensifying investor concerns in a slowing economic environment. The fund produced lower returns than its benchmark during its first month of operations, primarily due to lagging results from its U.S. Large-Cap Equity Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy and U.S. Large Cap Growth Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Economic Uncertainties Sparked Market Volatility

When the fund commenced operations on July 30, 2010, investors generally had grown worried about signs that the prevailing economic recovery might be losing momentum. Global economic confidence had been undermined in the spring and summer of 2010 by a sovereign debt crisis in Europe, in which Greece and other nations found themselves unable to finance heavy debt loads. Meanwhile, inflationary pressures in China led to higher short-term interest rates and other remedial measures, which investors worried might constrain a major engine of global growth. In the United States, investors became more cautious in light of persistently high levels of unemployment and ongoing troubles in housing markets.As a result, large-cap U.S. stocks lost ground during August 2010.

Large-Cap Strategies Produced Mixed Results

The fund began operations fully invested in three underlying large-cap strategies: 40% of assets were invested in the

Focused Equity Strategy, 40% in the U.S. Large Cap Equity Strategy and 20% in the U.S. Core Equity 130/30 Strategy. In our judgment, these target allocations provided the fund with broad exposure to a variety of investment styles, large-cap market sectors and individual securities.

During August, two of the three strategies produced returns that were higher than the S&P 500 Index.The Focused Equity Strategy invests in approximately 25 to 30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. It combines a top-down assessment of broad economic, political and social trends with bottom-up, fundamental analysis of individual companies in the market sectors and industries identified as most attractive given the competitive landscape and business trends. The U.S. Core Equity 130/30 Strategy, implemented through the fund’s investment in BNY Mellon U.S. Core Equity 130/30 Fund, focuses on growth and value stocks of large-cap companies, establishing both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

However, the U.S. Large Cap Equity Strategy under-performed the S&P 500 Index in August.This strategy seeks investment opportunities in U.S. companies with fundamental strengths that indicate the potential for sustainable growth.The strategy’s approach is to build its portfolio from the bottom up through extensive fundamental research.

Positioned for Further Recovery

Although the U.S. and worldwide economies have hit a rough patch, we do not expect a return to global reces-sion.We believe that slower growth in the United States and Europe is likely to be balanced by more robust growth in the emerging markets. In our view, investors in a slow-growth environment are likely to become more selective, favoring large-cap companies with solid business fundamentals and attractive valuations. In addition, we believe that the U.S. stock market may be poised for further gains if large companies begin to deploy some of the massive cash reserves on their balance sheets into share buybacks, higher dividends or strategic acquisitions.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Return figures provided reflect the absorption of certain fund expenses by
BNY Mellon Fund Advisors pursuant to an agreement through January 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Funds	7

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from July 30, 2010, through August 31, 2010, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the period from the commencement of fund operations on July 30, 2010, through August 31, 2010, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of –4.80%, and Investor shares returned –4.80%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –4.51% for the same period.2

Although we believe that one month is too brief a time frame to gauge accurately the performance of long-term investments, stocks generally declined in August 2010 amid intensifying investor concerns in a slowing economic environment.The fund produced returns that were roughly in line with its benchmark, as above-average results from the Focused Equity Strategy and U.S. Core Equity 130/30 Strategy were offset by lagging results from the U.S. Large Cap Equity Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund apportions its assets among some or all of the following: the Large Cap Core Strategy, Large CapTax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy and U.S. Large Cap Growth Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Economic Uncertainties Sparked Market Volatility

When the fund commenced operations on July 30, 2010, investors had grown worried about signs that the prevailing economic recovery might be losing momentum. Global economic confidence had been undermined in the spring and summer of 2010 by a sovereign debt crisis in Europe, in which Greece and other nations found themselves unable to finance heavy debt loads. Meanwhile, inflationary pressures in China led to higher short-term interest rates and other remedial measures, which investors worried might constrain a major engine of global growth. In the United States, investors became more cautious in light of persistently high unemployment and ongoing troubles in housing markets. As a result, large-cap U.S. stocks lost ground during August 2010.

Large-Cap Strategies Produced Mixed Results

The fund began operations fully invested in five underlying large-cap strategies: 25% of assets was invested in the Large Cap Core Strategy, 25% in the Large Cap Tax-Sensitive Strategy, 20% in the Focused Equity Strategy,

20% in the U.S. Large Cap Equity Strategy and 10% in the U.S. Core Equity 130/30 Strategy. In our judgment, these target allocations provided the fund with broad exposure to a variety of investment styles, large-cap market sectors and individual securities.

During August, two of the five strategies produced returns that were higher than the S&P 500 Index.The Focused Equity Strategy invests in approximately 25 to 30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. It combines a top-down assessment of broad economic, political and social trends with bottom-up, fundamental analysis of individual companies in the market sectors and industries identified as most attractive given the competitive landscape and business trends. The U.S. Core Equity 130/30 Strategy, implemented through the fund’s investments in BNY Mellon U.S. Core Equity 130/30 Fund, focuses on growth and value stocks of large-cap companies, establishing both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

However, the U.S. Large Cap Equity Strategy under-performed the S&P 500 Index in August.This strategy seeks investment opportunities in U.S. companies with fundamental strengths that indicate the potential for sustainable growth.The strategy’s approach is to build its portfolio from the bottom up through extensive fundamental research.

The remaining two strategies, the Large Cap Core Strategy and the Large Cap Tax-Sensitive Strategy, produced returns that roughly matched the S&P 500 Index.

Positioned for Further Recovery

Although the U.S. and worldwide economies have hit a rough patch, we do not expect a return to global recession.We believe that slower growth in the United States and Europe is likely to be balanced by more robust growth in the emerging markets. In our view, investors in a slow-growth environment are likely to favor large-cap companies with solid business fundamentals. In addition, we believe that the U.S. stock market may be poised for further gains if large companies begin to deploy some of the massive cash reserves on their balance sheets.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Return figures provided reflect the absorption of certain fund expenses by
BNY Mellon Fund Advisors pursuant to an agreement through January 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 3.44%, and its Investor shares produced a total return of 3.19%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 4.96% for the same period.2

Stocks encountered heightened volatility late in the reporting period, and a market rally sputtered when investors grew concerned regarding a number of threats to global economic growth. The fund produced lower returns than its benchmark, mainly due to a bias toward larger, higher-quality companies at a time when smaller, more speculative stocks fared better.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. The recovery appeared to gain additional traction during the first quarter of 2010, when modest employment gains suggested that stubbornly high unemployment might moderate.

In May, however, Europe was roiled by a sovereign debt crisis when Greece and other nations found themselves unable to finance heavy debt burdens, requiring intervention by the International Monetary Fund and the European Union. Robust economic growth in China sparked local inflationary pressures, and investors grew worried that remedial measures might dampen a major engine of global growth. Finally, in the United States, mixed data related to employment and the housing market kindled fears that economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains.

Positioned for a Mild Recovery

The fund began the reporting period with an emphasis on market sectors and individual companies that appeared poised to thrive in the economic rebound. However, this investment bias led to some disappointing relative performers in the consumer discretionary and financials sectors.

In the financials sector, the fund faced disappointments in the banking industry. Bank of America and JPMorgan Chase & Co. suffered amid heightened regulatory uncer-

tainty, and Morgan Stanley was hurt by a decrease in mergers-and-acquisitions activity as the global economy weakened. In addition, underweighted exposure to real estate investment trusts (REITs) prevented the fund from participating in the industry’s relative strength. REITs had responded positively to investors’ more optimistic outlook regarding conditions in the commercial real estate market, a view we do not necessarily share.

Among consumer discretionary stocks, overweighted exposure to media companies dampened the fund’s results. We had established positions in content producers, such as advertising conglomerate Omnicom Group, which we believed would fare better than program distributors. However, content producers lagged in the sluggish economy.

The fund achieved more positive results in other market segments.The energy sector proved beneficial to results, as we favored growth-oriented oil producers such as Occidential Petroleum over integrated oil-and-gas companies, particularly ExxonMobil.The fund also benefited from a position in XTO Energy, which was acquired by ExxonMobil during the reporting period. In the telecommunications services sector, Windstream andVodafone Group advanced as investors turned their attention to stocks with higher dividend yields and consistently robust levels of free cash flow.

Weathering Bouts of Volatility

Although the U.S. and global economies have hit a rough patch, we do not expect a return to recession.  Our conversations with senior executives at various companies indicate that businesses are generally optimistic, and they may be prepared to deploy some of the massive cash reserves on their balance sheets when current economic and regulatory uncertainty wanes. In addition, we believe equity valuations have become more attractive after recent bouts of weakness.

As of the reporting period’s end, we have increased the fund’s exposure to the telecommunications services sector through investments in AT&T and Verizon Communications, which we expect to benefit from expanding smartphone use and data traffic. Conversely, as valuations among information technology companies increased, we trimmed some of the fund’s better-performing holdings in the sector.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Funds	11

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/85	3.44%	–1.51%	–0.86%	—
Investor shares	7/11/01	3.19%	–1.75%	—	0.70%
Russell 1000 Value Index††	9/30/00	4.96%	–1.69%	—	1.84%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Income Stock Fund on 8/31/00 to a $10,000 investment made in the
Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is “growth” or “value.” Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of 8.49%, Investor shares returned 8.30% and Dreyfus Premier shares returned 7.43%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 11.87% for the same period.2

After a sustained rally over the reporting period’s first half, stock prices came under pressure from renewed global economic uncertainty during the second half. The fund produced lower returns than its benchmark, mainly due to shortfalls later in the reporting period, when a constructive investment posture magnified general market weakness.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Renewed Economic Uncertainty Dampened Earlier Gains

From September 2009 through April 2010, U.S. companies generally issued strong earnings reports and offered positive guidance on future financial results in a recovering global economic environment, driving stock prices broadly higher. However, beginning in early May 2010, investor confidence was challenged by a series of new global and domestic economic concerns. These included a sovereign debt crisis that threatened to spread from Greece to other members of the European Union, rising inflationary pressures in China, ballooning government budget deficits through much of the developed world and concerns that the U.S. recovery could be stalled in light of stubbornly high unemployment. As a result, stock prices fell broadly in the spring of 2010, and market volatility generally persisted through the summer. Midcap stocks generally outperformed their large- and small-cap counterparts in this environment.

Second Half Weakness Offset First Half Gains

We had positioned the fund for economic recovery, helping it to participate fully in prevailing market rallies over the reporting period’s first half. However, this positioning detracted from relative performance when the market responded negatively to the unfolding economic slowdown over the second half of the reporting period.

The market correction weighed particularly heavy on the fund’s financial and consumer discretionary holdings. In the financials sector, insurance companies exposed to volatile equity and housing markets lagged, including Hartford Financial Services, CNO Financial Group and MGIC Investment Corp. In addition, the

The Funds	13

DISCUSSION OF FUND PERFORMANCE (continued)

portfolio did not hold real estate-oriented companies such as SL Green, which gained value for the benchmark as debt markets thawed.

Consumer discretionary positions in housing-related companies such as Toll Brothers and MDC Holdings underperformed market averages. Leisure and gaming firms Royal Caribbean Cruises and Boyd Gaming Corp. were under pressure as improving prospects for consumer spending were dashed by the economic slowdown and market correction. Finally, the portfolio lost ground in television innovatorTiVo when an appeals court agreed to rehear a patent case regarding the company’s DVR technology.

On a more positive note, the fund scored successes during the reporting period in the materials and industrials sectors. The fund’s materials investments were led by iron ore company Cliffs Natural Resources, which advanced strongly amid robust demand and higher pricing. Building materials company Louisiana-Pacific Corp. rose due to improved prospects for pricing of its oriented strand board product. In the industrials sector, trucking-related companies Cummins and WABCO Holdings gained value during an upswing in the truck production cycle. Mining equipment maker Joy Global and a number of other capital goods-oriented companies also added value, as pent-up demand for heavy equipment helped boost sales and revenues.

Maintaining a Constructive Investment Posture

Although the U.S. economy clearly has hit a soft patch, we do not expect a return to recessionary conditions.  Consequently, we have maintained the fund’s emphasis on growth-oriented companies that we believe should fare well in the middle stages of an economic recovery, including those in the energy and information technology sectors. We also have found opportunities among financial companies that have rebuilt their balance sheets and are poised to increase lending activity as confidence returns to the banking industry. We have found fewer stocks meeting our investment criteria in the traditionally defensive utilities and consumer staples sectors.

September 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the contingent deferred sales charges imposed on redemptions in the case of Premier shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400
Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Mid Cap Stock Fund Class M shares and the Standard & Poor’s MidCap 400 Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/85	8.49%	0.51%	2.53%	—
Investor shares	7/11/01	8.30%	0.28%	—	3.83%
Dreyfus Premier shares
with applicable redemption ††	9/6/02	3.43%	–0.72%	—	5.47%
without redemption	9/6/02	7.43%	–0.47%	—	5.47%
Standard & Poor’s MidCap 400 Index†††	9/30/00	11.87%	1.73%	—	4.31%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Mid Cap Stock Fund on 8/31/00 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares and
Dreyfus Premier shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%.After six years Dreyfus Premier shares convert to Investor shares.
††† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	15

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of 4.45%, and its Investor shares produced a total return of 4.31%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of 7.81% for the same period.2

Small-cap stocks encountered heightened volatility over the reporting period’s second half, when investors grew concerned regarding a number of threats to economic growth. The fund produced lower returns than its benchmark, mainly due to a relatively defensive investment stance over the first half of the reporting period.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally are in the range of companies included in the Index at the time of purchase.We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk man-agement.We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile.We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive. We diversify across companies and industries to manage sector and industry risks, and we attempt to keep those risks at levels that are similar to those of the Index.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors. The recovery appeared to gain additional traction early in 2010, when employment gains indicated that stubbornly high unemployment might moderate.

In May, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Robust economic growth in China sparked local inflationary pressures, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and the housing data suggested that economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains.

Defensive Bias Dampened Relative Performance

Early in the reporting period, a small-cap market rally was led by companies exhibiting lower-quality characteristics, including low market capitalizations, low stock prices, low returns on equity, high debt levels, high sensitivity to market fluctuations and few or no earnings or dividends. In contrast, the kinds of higher-quality companies in which the fund invests lagged market averages.

The fund encountered a number of disappointments in the consumer discretionary sector. Television technology company TiVo lost value after a negative legal ruling promised to prolong ongoing litigation. Casino operator Boyd Gaming Corp. declined amid continued weakness in local gaming markets. Home builder KB Home fell due to ongoing difficulties in housing mar-

kets. In the utilities sector, alternative energy company EnerNOC slid as a result of sales growth and valuation concerns. Among consumer staples holdings, grocery chain SuperValue declined as weak sales trends and market share losses continued, causing us to eliminate it from the portfolio.

Our stock selection strategy and overweighted exposure produced more favorable results in the information technology sector, where RiverbedTechnology nearly doubled in value due to increasing demand for data center infrastructure and network optimization services. GSI Commerce gained value amid strong demand for e-commerce solutions by online retailers. Starent Networks, Omniture and CyberSource were acquired by larger companies at premiums to their then-prevailing stock prices.

In the materials sector, specialty chemicals producer Cytec Industries saw earnings rebound as demand improved for their aerospace composites and the company cut costs in its specialty coatings business.Another specialty chemicals maker, Ferro, reported better-than-expected quarterly results. Titanium producer RTI International Metals was boosted by greater investor optimism regarding commercial aircraft production. Allied Nevada Gold advanced along with gold prices as investors reacted to economic and geopolitical uncertainties. Among industrial companies, AAR Corp and BE Aerospace benefited from increased air travel and a new business cycle for aftermarket aircraft parts, respectively.

A More Constructive Investment Posture

Although the U.S. and global economies have hit a rough patch, we do not expect a return to recession. Consequently, we have become less defensive in our portfolio construction, sector allocation and stock selection strategies. As of the reporting period’s end, we have focused on companies with improving fundamentals that we believe tend to fare well in the early stages of economic cycles.We have found a number of opportunities in the energy and industrials sectors, and among regional banks in the financials sector.We have found fewer opportunities in the utilities and consumer staples sectors.

September 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s
SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject.
Investors cannot invest directly in any index.

The Funds	17

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Small Cap Stock Fund Class M shares and the Standard & Poor’s SmallCap 600 Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/98	4.45%	–3.15%	1.36%	—
Investor shares	7/11/01	4.31%	–3.28%	—	2.30%
Standard & Poor’s SmallCap 600 Index††	9/30/00	7.81%	–0.38%	—	5.09%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Small Cap Stock Fund on 8/31/00 to a $10,000 investment made the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 8.53%, and Investor shares returned 8.20%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 4.93%.2

After rallying over much of the reporting period, stocks declined over the spring and summer of 2010 amid several global and domestic economic setbacks. The fund produced higher returns than its benchmark, primarily due to strong stock selections in eight of the S&P 500 Index’s 10 market sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap compa-nies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Economic Concerns Outweighed Corporate Performance

Over the first half of the reporting period, the U.S. economy continued to recover from the Great Recession and financial crisis. Most U.S. corporations posted stronger earnings and revenues, propelling stock prices higher. However, in May 2010 a sovereign debt crisis in Greece threatened to spread to other members of the European Union. Investor confidence was further undermined by rising inflationary pressures in China, as well as ongoing troubles in U.S. housing markets, persistently high levels of U.S. unemployment and a major oil spill in the Gulf of Mexico.As a result, stocks gave back a substantial portion of their earlier gains over the reporting period’s second half.

Outperforming Across a Wide Range of Sectors

The fund received strong contributions to relative performance from the information technology sector, as corporations increasingly turned to “cloud computing” for their technology needs.This secular trend benefited long positions in Informatica, NetApp, EMC,Teradata, VMWare and Sybase, the last of which was acquired by another company at a premium to its then-prevailing stock price. Successful short positions included Palm,

Alcatel-Lucent and Western Digital Corp., which we regarded as overvalued relative to their fundamentals.

In the energy sector, the fund achieved success through a focus on exploration-and-production firms over integrated oil companies. The fund particularly benefited

The Funds	19

DISCUSSION OF FUND PERFORMANCE (continued)

from a lack of exposure to industry giant ExxonMobil, which lagged due to concerns about future growth prospects. Instead, the fund achieved better results with Anadarko Petroleum, which we believed had been punished more severely than warranted after the Gulf oil spill, and Newfield Exploration, which owns attractive assets with strong growth potential. The fund also benefited from its long position in XTO Energy, which was acquired by ExxonMobil during the reporting period.

In the health care sector, the fund enhanced returns through investments in Amylin Pharmaceuticals, whose new diabetes drug is moving toward regulatory approval, and Human Genome Sciences, which is developing a promising treatment for lupus. Companies that stand to benefit from greater adoption of generic drugs also fared well, including drug delivery specialist Hospira and distributor AmerisourceBergen.

The fund’s most significant disappointments were concentrated in the financials sector, where long positions in JPMorgan Chase & Co. and Bank of America lagged despite solid business franchises with strong growth potential. Indeed, we added to the fund’s holdings of Bank of America during periods of price weakness. Citigroup detracted from the fund’s relative performance early in the reporting period, when we sold the fund’s position due to company-specific issues.

The fund suffered a mild decline in the telecommunications services sector, where positive results from industry giant AT&T and well-below benchmark returns from short positions, including Verizon Communications, were nonetheless outpaced by stellar returns from some of the smaller wireless companies.

Remaining Cautiously Opportunistic

We believe the market’s recent dip has created attractive opportunities in stocks with good growth potential. Given our view that the U.S. economy appears poised for continued, albeit slow, recovery, we have maintained the fund’s opportunistic, valuation-conscious and risk-conscious investment approach.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the secruities in the fund has shold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon U.S. Core Equity 130/30 Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/10
	Inception		From
	Date	1 Year	Inception
Class M shares	8/1/07	8.53%	–7.02%
Investor shares	8/1/07	8.20%	–7.29%
Standard & Poor’s 500
Composite Stock Price Index††	7/31/07	4.93%	–7.98%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund on 8/1/07
(inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index as of 7/31/07 is used as the beginning value on 8/1/07 (the inception date for Class M shares).

The Funds	21

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from October 1, 2009, through August 31, 2010, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the period from the commencement of fund operations on September 30, 2009, through August 31, 2010, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 1.01%, and Investor shares returned 0.75%.1 In comparison, the total return of the Russell 1000 Index (the “Index”), the fund’s benchmark, was 1.43% for the same period.2

Renewed economic uncertainty generally undermined stock prices over the reporting period’s second half, offsetting gains achieved during a market rally stemming from expectations of continued recovery during the first half. The fund produced slightly lower returns than its benchmark, primarily due to shortfalls among some of its concentrated holdings in the consumer discretionary, financials and consumer staples sectors. The fund achieved better results in the materials, technology and utilities sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on areas we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenues and cash flow

  Positive operational or financial catalysts

  Attractive valuations based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Economic Uncertainties Derailed a Market Rally

From October 2009 through April 2010, strong earnings reports, rising manufacturing activity and other evidence of continued economic recovery drove most stocks higher in a sustained market rally that began earlier in 2009.As the rally progressed, market strength began to broaden from smaller, more speculative stocks that had been severely punished during the downturn to well-established, large-cap companies with sound business fundamentals.

However, beginning in early May 2010, the market’s advance was interrupted by signs that the global recovery might be losing momentum. Global economic confidence was undermined by a sovereign debt crisis in Europe and inflationary pressures in China. In the United States, investors became more cautious in light of persistently high levels of unemployment, ongoing troubles in housing markets and the catastrophic oil spill in the Gulf of Mexico. As a result, large-cap U.S. stocks lost all of the ground they had gained earlier in 2010.

Securities Selections Produced Mixed Results

Although the fund outpaced its benchmark over its first five months of operations, heightened market volatility in the spring and summer of 2010 caused its concentrated portfolio to lag market averages for the reporting period overall. In the consumer discretionary sector, slot machine maker International Game Technology was hurt by fear that an uncertain outlook for vacation spending would cause casino operators to curtail spending on new gaming equipment. Among financial companies, mortgage insurer Assured Guaranty and investment bank Morgan Stanley suffered amid concerns regarding U.S. financial regulatory reforms and a weak credit environment. In the consumer staples sector, tobacco giant Philip Morris International and global cosmetics seller Avon Products were impacted by fear that currency volatility and austerity measures in Europe would hit their earnings.

The fund achieved above-average results in other market sectors. In the materials sector, iron ore producer Cliffs Natural Resources benefited from a rising commodity price amid robust demand from China.Among industrial companies, heavy equipment manufacturer Caterpillar advanced due to strong sales in the emerging markets and operating strategies established during the downturn that positioned the company to prosper in the recovery.The fund’s investments in the technology sector were bolstered by electronics innovator Apple, which continued to impress investors and consumers with new products, and Salesforce.com, which has benefited from a shift by businesses to “cloud computing.” In the utilities sector, power company Questar Corp. unlocked shareholder value by spinning off its energy exploration-and-production business unit.

Focused on Secular Growth Opportunities

Although the U.S. and global economies have hit a rough patch, we do not expect a return to recession.We believe slower growth in the United States and Europe is likely to be balanced by more robust growth in the emerging markets. However, in this slower growth environment, we have reduced the fund’s focus on companies that tend to do well during periods of cyclical growth. Instead, we have intensified our emphasis on companies that appear poised to benefit from catalysts for secular growth, such as new products, developing technological trends and a presence in the world’s faster growing markets.As of the end of the reporting period, the fund held approximately 30 stocks that, in our judgment, meet these investment criteria.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.
Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Russell
1000 Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	23

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Focused Equity Opportunities Fund Class M shares and Investor shares and the Russell 1000 Index

Actual Aggregate Total Returns as of 8/31/10
	Inception	From
	Date	Inception
Class M shares	9/30/09	1.01%
Investor shares	9/30/09	0.75%
Russell 1000 Index	9/30/09	1.43%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09
(inception date) to a $10,000 investment made in the Russell 1000 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index which measures the performance of the large-cap segment of the U.S. equity universe. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Expenses section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 30, 2009, through August 31, 2010, as provided by John M. Chambers, Portfolio Manager

Fund and Market Performance Overview

For the period from the commencement of fund operations on September 30, 2009, through August 31, 2010, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 9.65%, and Investor shares returned 9.34%.1 In comparison, the Russell 2500 Index (the “Index”), the fund’s benchmark, produced a total return of 4.03% for the same period.2

After a sustained rally over the reporting period’s first half, stock prices came under pressure during the second half from renewed global economic uncertainty. The fund produced higher returns than its benchmark, mainly due to the success of our stock selection process, which emphasized growth-oriented companies poised to flourish in a recovering economy.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and the company’s financial health. Using fundamental analysis, the investment adviser generally selects the most attractive securities. Finally, we seek to manage risk by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the Russell 2500 Index.

Renewed Economic Uncertainty Dampened Earlier Gains

From October 2009 through April 2010, U.S. companies generally issued strong earnings reports and offered positive guidance on future financial results in a recovering global economic environment, driving stock prices broadly higher. However, beginning in early May 2010, investor confidence was challenged by a series of new global and domestic economic concerns. These included a sovereign debt crisis that threatened to spread from Greece to other members of the European Union, rising inflationary pressures in China, ballooning government budget deficits through much of the developed world and concerns that the U.S. recovery could be stalled in light of stubbornly high unemployment. As a result, stock prices fell broadly in the spring of 2010, and market volatility generally persisted through the summer.

Small- and midcap stocks generally outperformed their large-cap counterparts in this environment, both due to stronger gains during the rally early in the reporting period and their relative lack of exposure over the second half to economic concerns affecting some overseas markets.

Growth-Oriented Bias Bolstered Fund Performance

The fund received strongly positive contributions to performance from the growth-oriented technology sector. Rising demand for high-bandwidth wireless

The Funds	25

DISCUSSION OF FUND PERFORMANCE (continued)

applications, such as high-definition video, helped boost sales and earnings for well-positioned communications equipment makers such as F5 Networks, Riverbed Technology and Aruba Networks. The growth of the Internet also bolstered a number of software developers, including ArcSight, Sourcefire and Fortinet. Conversely, the fund benefited from underweighted exposure to semiconductor companies.

In the industrials sector, winners included machinery producers, such as WABCO Holdings, ArvinMeritor, Cummins and Navistar International. These companies benefited from the release of pent-up demand for trucks in the recovering economy. Air carriers such as UAL and Continental Airlines achieved higher earnings through improved capacity utilization.Aircraft parts producers BEA Aerospace and Goodrich also fared well as airlines sought to get more productive use from existing equipment.

The fund also achieved strong relative results in the health care sector, where mergers-and-acquisitions activity enhanced the value of newly acquired companies such as hospice operator Odyssey HealthCare and cardiac stent maker ev3. In addition, biotechnology firm Human Genome Sciences advanced amid takeover speculation as large pharmaceutical companies sought to buy smaller companies with promising drugs under development.

Disappointments during the reporting period included underweighted exposure to real estate investment trusts (REITs) and insurance companies, which gained value despite persistent concerns surrounding the real estate market and insurance pricing pressures, respectively. Moreover, one of the fund’s few REIT holdings, Felcor Lodging Trust, missed analysts’ earnings targets, and mortgage insurer Assured Guaranty failed to respond to better credit conditions in the housing market.  Underweighted exposure to the utilities sector also detracted mildly from the fund’s relative performance.

Maintaining a Constructive Investment Posture

Although the U.S. economy clearly has hit a soft patch, we do not expect a return to recessionary conditions. Consequently, we have maintained the fund’s emphasis on growth-oriented companies we expect to fare well in the middle stages of an economic recovery, including those in the technology, industrials and consumer discretionary sectors. We have found fewer opportunities in the financials and utilities sectors. As of the reporting period’s end, the fund’s holdings were divided roughly equally between small-cap and midcap companies.

September 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: BLOOMBERG, LP. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Small/MidCap Fund Class M shares and Investor shares and the Russell 2500 Index

Actual Aggregate Total Returns as of 8/31/10
	Inception	From
	Date	Inception
Class M shares	9/30/09	9.65%
Investor shares	9/30/09	9.34%
Russell 2500 Index	9/30/09	4.03%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/MidCap Fund on 9/30/09 (inception date)
to a $10,000 investment made in the Russell 2500 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

The Funds	27

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by D. Kirk Henry, Sean P. Fitzgibbon, and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon International Fund’s Class M shares produced a total return of –5.07%, and Investor shares produced a total return of –5.26%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of –2.34% for the same period.2

International stocks declined during the reporting period amid intensifying economic concerns.The fund produced lower returns than its benchmark, primarily due to shortfalls in Australia and the energy sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Equities Declined in Struggling Economy

Robust economic growth in the emerging markets supported global manufacturing activity early in the reporting period, fueling a global economic recovery. However, investor sentiment deteriorated in 2010 due to a sovereign debt crisis in Europe, where Greece and other nations found themselves unable to finance heavy debt loads. In addition, global investors worried that efforts to forestall inflationary pressures in China might dampen economic growth in Asia, an appreciating currency hurt exports in Japan and high unemployment levels weighed on the United States. Losses for U.S. residents were compounded by falling currency exchange rates relative to the U.S. dollar in most major markets except Japan.

Stock Selection Dampened Fund Results

The fund’s underweighted position inAustralia hurt its relative performance, as did its underweighted exposure to materials producers BHP Billiton and Rio Tinto. The fund’s holding in Nufarm, an Australian agricultural chemical group that manufactures products such as weed killer, underperformed due to excess industry supply and a poor regional planting season. In Finland, telephone handset manufacturer Nokia undermined the fund’s relative performance when the company announced disappointing quarterly earnings. From a sector viewpoint, the fund’s energy holdings lagged their respective benchmark components, due to weakness in United Kingdom-based oil giant BP, France’s Total, Italian refiner Saras and Japan’s INPEX. Consumer staples stocks also generally hurt relative performance, as Japanese conglomerate Matsumotokiyoshi Holdings and Holland’s Unilever disappointed, and the fund held no exposure to better performers such as SABMiller.

The fund achieved better results in Switzerland, where pharmaceutical developer Novartis and specialty chemicals company Clariant benefited from a weaker euro. The fund also benefited from underweighted exposure to Swiss financial companies, which declined along with European banks.The fund scored a number of successes in Hong Kong—including Hutchison Whampoa and Johnson Electric Holdings—amid strong regional growth in Asia. Similarly, financial companies in Hong Kong prospered due to their focus on Asia.

The financials sector represented the fund’s top performing industry group, as we largely avoided troubled European banks and, later in the reporting period, invested in what we believed were attractively valued Japanese banks. The telecommunications services sector also produced above-average results, due to an emphasis on the United Kingdom’s Vodafone Group and Germany’s Deutsche Telekom, along with underweighted exposure to Spain’s Telefonica.

Finding Opportunities in Volatile Markets

As of the reporting period’s end, international equity valuations have moderated to more reasonable levels, especially in Europe. Although near-term prospects for stocks in other regions of the world also remain uncertain, we continue to be optimistic regarding the long-term growth potential of businesses in a number of regional markets. Indeed, we would regard any further pullbacks as opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC.— Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Funds	29

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon International Fund Class M shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	7/15/98	–5.07%	–0.87%	2.79%	—
Investor shares	7/11/01	–5.26%	–1.10%	—	3.87%
Morgan Stanley Capital International
Europe, Australasia, Far East Index††	9/30/00	–2.34%	0.96%	—	1.62%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon International Fund on 8/31/00 to a $10,000 investment made in the
Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. Please note that the performance of the fund’s Class
M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 15.92%, and Investor shares returned 15.56%.1 This compares with a 18.34% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging markets stocks held up relatively well during the reporting period despite weakness in developed markets. The fund produced lower returns than its benchmark, primarily due to shortfalls in South Korea, Russia and the financials sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Emerging Markets Fare Well in Sluggish Global Economy

Robust economic growth in the emerging markets supported worldwide manufacturing activity early in the reporting period, fueling a global economic recovery. However, investor sentiment deteriorated in 2010, due primarily to a sovereign debt crisis in Europe, inflationary pressures in China and high unemployment levels in the United States. While these factors sparked declines in developed markets during the spring and summer of 2010, the emerging markets held up relatively well.

Financial Stocks Dampened Fund Results

Although the fund participated to a substantial degree in the emerging markets’ gains, its overweighted position in South Korea hurt its relative performance, as did its holdings of construction firm Hyundai Development and insurance companies that encountered choppy equity markets and low interest rates. In addition, the fund sold some of the country’s better performers, including LG Chemical. In Russia, the

The Funds	31

DISCUSSION OF FUND PERFORMANCE (continued)

fund’s lack of exposure to financial giant Sberbank dampened returns. Conversely, an overweighted position in energy producer Gazprom undermined results in the sluggish global economy.

The materials sector produced disappointing results, mainly due to underweighted positions in Brazilian steelmakers and commodities producer Vale. Instead, we focused on cement manufacturers, such as Asia Cement China Holdings, which trailed metals companies. The fund’s relative performance was also dampened by overweighted exposure to the telecommunications sector, where China Mobile and Indian service providers Bharti Airtel and Mahanagar Telephone Nigam disappointed.

On a more positive note,Thailand produced above-average results despite local political instability. Krung Thai Bank, Kasikornbank and Bangkok Bank advanced strongly, and food producers Thai Union Frozen Products and Charoen Pokphand Foods also gained value. In Mexico, home builder Desarrolladora Homex, bottler Grupo Continental and brewer Grupo Modelo climbed amid improved consumer spending. The fund also benefited from underweighted exposure to Eastern Europe, which suffered due to its proximity to the sovereign debt crisis.

The financials sector represented the fund’s top performing industry group during the reporting period, due to above-average returns from banks inThailand and India. China Life Insurance and Malayan Banking Berhad also fared well, as did South African bank FirstRand. Strong stock selections in the technology sector included Taiwanese firms Compal Electronics and Yageo, and TPV Technology in China.

Finding Opportunities in Volatile Markets

Although near-term prospects for stocks in other regions of the world are uncertain, we remain optimistic regarding the potential performance of emerging markets.As of the reporting period’s end, we have found a number of opportunities meeting our investment criteria among wireless telecommunications companies and energy producers.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.
Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Emerging Markets Fund Class M shares and the Morgan Stanley Capital International Emerging Markets Index

Average Annual Total Returns as of 8/31/10
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	10/2/00	15.92%	10.86%	13.93%
Investor shares	7/11/01	15.56%	10.59%	15.27%
Morgan Stanley Capital International
Emerging Markets Index††	9/30/00	18.34%	12.71%	12.69%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Emerging Markets Fund on 10/2/00 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	33

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Thomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of –4.35%, and Investor shares produced a total return of –4.60%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –2.34% for the same period.2

After rallying in the final months of 2009, international stock markets declined in 2010 amid renewed economic concerns. The differences between the fund’s and benchmark’s returns were primarily the result of expenses and pricing disparities between the common stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities, including Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

International Stocks Succumbed to Economic Pressures

Robust economic growth in the emerging markets supported greater global manufacturing activity over the final months of 2009, fueling a sustained, but mild, worldwide economic recovery. However, the positive effects of the rebound on investor sentiment were derailed early in 2010 by a sovereign debt crisis in Greece, Spain and other parts of Europe, which found themselves struggling to finance heavy debt loads. A fragile banking system and austerity measures threatened to dampen an already anemic economic rebound in Europe.

In addition, investors worried that efforts to forestall inflationary pressures in China might hinder a major engine of global growth.Appreciation of the yen against other major currencies hurt exports in Japan, and high unemployment levels weighed on the rebound in the United States. As these worries intensified, international stock prices fell.

Emerging Markets Outshone Developed Markets

Most of the better performing equity markets during the reporting period were located in developing economies, particularly Australia, Hong Kong and Taiwan, which serve China and India. In addition, Scandinavian countries fared relatively well, as their banking systems have remained healthy and manufacturing activity has been robust. In contrast, some of the markets’ poorer performers included nations at the center of Europe’s sovereign debt crisis, such as Greece, Spain, Italy and Portugal. Japan’s stock market also lost value as its exports waned.

In light of the struggling European banking system, we believe it is not surprising that financial companies led the broader market’s decline. Utilities in Europe also lost considerable value as demand for electricity ebbed.The energy sector fared poorly due to a glut of oil in the weak global economy, as well as sharp declines in the stocks of companies implicated in the catastrophic oil spill in the Gulf of Mexico.

On the other hand, the consumer staples sector held up relatively well as investors flocked to traditionally defensive investments. In addition, many food, beverage and tobacco producers have established a major presence in the emerging markets, where consumers are less indebted than their counterparts in developed nations. The materials sector also generally advanced, but the fortunes of commodities producers depended on the locations of their customers. Those serving Asian emerging markets tended to do better than companies serving Europe and Japan.

Diversification Benefits of Index Investing

Despite ongoing pressures in Europe and Japan, we remain optimistic that the global economic recovery will continue. Still, it is important to note that we do not attempt to take active positions in markets, industry groups or individual companies. Instead, we strive to replicate the returns of the MSCI EAFE Index by closely approximating its composition. In our experience, this passive investment approach can help investors manage risks through broad diversification, effectively limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Europe,Australasia, Far East (MSCI EAFE) Index
is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Funds	35

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon International Appreciation Fund, Class M shares and Investor shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Class M shares	–4.35%	0.22%	–1.32%
Investor shares	–4.60%	–0.01%	–1.52%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	–2.34%	0.96%	1.10%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/00 to a
$10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International
Appreciation Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY
Mellon International Appreciation Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s
Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International
Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all shares classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Sean P. Fitzgibbon, Jeffrey D. McGrew and John F. Flahive, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Balanced Fund’s Class M shares produced a total return of 6.84%, and Investor shares returned 6.44%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S.Aggregate Index, produced a 6.63% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S.Aggregate Index produced total returns of 4.93% and 9.18%, respectively, for the same period.

After rallying over much of the reporting period, stocks and higher yielding bonds encountered heightened volatility stemming from renewed economic concerns.The fund’s Class M shares produced higher returns than its benchmark, primarily due to strong stock selections.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income.To pursue its goal, the fund may invest in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”). The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the BNY Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Economic Concerns Derailed Market Rallies

Most U.S. corporations posted stronger earnings, propelling stocks, corporate bonds and commercial mortgage-backed securities higher over the reporting period’s first half. However, in May 2010 a sovereign debt crisis in Greece, inflationary pressures in China and high levels of U.S. unemployment undermined investor sentiment. As a result, stocks and higher yielding bonds gave back some of their earlier gains.

Stock Selections Bolstered Fund Performance

The fund’s Class M shares’ outperformance of its benchmark was driven by its stock portfolio. In the energy sector, the fund benefited from a focus on exploration-and-production firms over integrated

The Funds	37

DISCUSSION OF FUND PERFORMANCE (continued)

oil companies, including a lack of exposure to ExxonMobil. Winners included Anadarko Petroleum, which we believed had been punished more severely than warranted after the Gulf oil spill, and Newfield Exploration, which owns attractive assets.The fund also benefited from XTO Energy, which was acquired by ExxonMobil during the reporting period.

In the materials sector, Brazil’s Vale saw robust demand from China for iron ore.Agricultural chemical producers E. I. du Pont de Nemours and Co. and CF Industries Holdings also fared well. In the consumer discretionary sector, automotive safety equipment maker Autoliv profited from improved vehicle sales.Apparel retailers Limited Brands and Gap proved well positioned for improved consumer confidence, while Home Depot and Whirlpool benefited from rising demand for home improvement products and appliances, respectively.

On a more negative note, JPMorgan Chase & Co. and Bank of America lagged in the financials sector despite solid business franchises. Citigroup declined early in the reporting period when we sold the fund’s position due to company-specific issues, and custodial bank State Street Corp. reported disappointing results in certain business units. In the utilities sector, Mirant Corp. declined as natural gas prices fell and coal prices climbed.

A conservative investment posture hurt the bond portfolio’s relative performance.While a short average duration helped cushion the impact of market volatility in the spring, it prevented the fund from benefiting fully from strength among longer-term bonds.The fund’s residential mortgage-backed securities fared better, as we emphasized pass-through securities from U.S. government agencies.

Remaining Cautiously Opportunistic

The U.S. economy appears poised for continued subpar recovery, prompting us to maintain a relatively constructive posture among stocks and a more cautious approach to bonds.Among stocks, we have found a number of opportunities in the health care sector and fewer in the financials and consumer staples sectors. Among bonds, we believe a focus on shorter-term, higher-quality securities is a prudent course in today’s uncertain economic environment.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Balanced Fund Class M shares with the Standard & Poor’s 500 Composite Stock Price Index, the Barclays Capital U.S. Aggregate Index, and the Customized Blended Index

Average Annual Total Returns as of 8/31/10
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	10/2/00	6.84%	2.97%	3.11%
Investor shares	7/11/01	6.44%	2.71%	3.77%
Standard & Poor’s 500
Composite Stock Price Index††	9/30/00	4.93%	–0.91%	–1.29%
Barclays Capital U.S. Aggregate Index††	9/30/00	9.18%	5.96%	6.46%
Customized Blended Index††	9/30/00	6.63%	2.09%	2.15%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Balanced Fund on 10/2/00 (inception date) to a $10,000 investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Barclays Capital U.S.Aggregate
Index (the “Barclays Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year basis. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the Barclays Index,
40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	39

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$ 3.96	$ 5.19	—
Ending value (after expenses)	$962.80	$960.30	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†††	$ .86	$ 1.08	—
Ending value (after expenses)	$948.00	$948.00	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†††	$ .87	$ 1.09	—
Ending value (after expenses)	$952.00	$952.00	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$ 4.25	$ 5.48	—
Ending value (after expenses)	$958.40	$957.80	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$ 4.44	$ 5.68	$ 9.36
Ending value (after expenses)	$958.80	$958.50	$953.80
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$ 4.78	$ 5.95	—
Ending value (after expenses)	$953.10	$952.00	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$ 8.47	$ 9.91	—
Ending value (after expenses)	$976.10	$975.00	—
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000††	$ 4.36	$ 5.59	—
Ending value (after expenses)	$944.80	$943.80	—

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2010†
Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000††	$ 4.61	$ 5.86	—
Ending value (after expenses)	$ 989.10	$ 988.20	—
BNY Mellon International Fund
Expenses paid per $1,000††	$ 5.29	$ 6.46	—
Ending value (after expenses)	$ 943.70	$ 943.00	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$ 7.97	$ 9.30	—
Ending value (after expenses)	$1,039.40	$1,038.40	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$ 3.30	$ 4.48	—
Ending value (after expenses)	$ 956.40	$ 955.10	—
BNY Mellon Balanced Fund
Expenses paid per $1,000††	$ 2.92	$ 4.18	—
Ending value (after expenses)	$1,000.50	$ 998.30	—

†	From July 30, 2010 (commencement of operations) to August 31, 2010 for BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap
Multi-Strategy Fund.
††	Expenses are equal to the BNY Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock
Fund .86% for Class M and 1.11% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for Investor Shares and 1.90% for Dreyfus Premier
Shares, BNY Mellon Small Cap Stock Fund .97% for Class M and 1.21% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.70% for Class M and
1.99% for Investor Shares, BNY Mellon Focused Equity Opportunities Fund .89% for Class M and 1.14% for Investor Shares, BNY Mellon Small/Mid Cap Fund .92%
for Class M and 1.17% for Investor Shares, BNY Mellon International Fund 1.08% for Class M and 1.32% for Investor Shares, BNY Mellon Emerging Markets Fund
1.55% for Class M and 1.81% for Investor Shares, BNY Mellon International Appreciation Fund .67% for Class M and .91% for Investor Shares and BNY Mellon
Balanced Fund .58% for Class M and .83% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†††	Expenses are equal to the BNY Mellon Large Cap Market Opportunities Fund's annualized expense ratio of .98% for Class M and 1.23% for Investor Shares and BNY
Mellon Tax-Sensitive Large Cap Multi-Strategy Fund .99% for Class M and 1.24% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 33/365 (to reflect the actual days in the period).

The Funds	41

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000††	$ 4.08	$ 5.35	—
Ending value (after expenses)	$1,021.17	$1,019.91	—
BNY Mellon Large Cap Market
Opportunities Fund†††
Expenses paid per $1,000††	$ 4.99	$ 6.26	—
Ending value (after expenses)	$1,020.27	$1,019.00	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund†††
Expenses paid per $1,000††	$ 5.04	$ 6.31	—
Ending value (after expenses)	$1,020.21	$1,018.95	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000††	$ 4.38	$ 5.65	—
Ending value (after expenses)	$1,020.87	$1,019.61	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000††	$ 4.58	$ 5.85	$ 9.65
Ending value (after expenses)	$1,020.67	$1,019.41	$1,015.63
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000††	$ 4.94	$ 6.16	—
Ending value (after expenses)	$1,020.32	$1,019.11	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000††	$ 8.64	$ 10.11	—
Ending value (after expenses)	$1,016.64	$1,015.17	—
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000††	$ 4.53	$ 5.80	—
Ending value (after expenses)	$1,020.72	$1,019.46	—

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000††	$ 4.69	$ 5.96	—
Ending value (after expenses)	$1,020.57	$1,019.31	—
BNY Mellon International Fund
Expenses paid per $1,000††	$ 5.50	$ 6.72	—
Ending value (after expenses)	$1,019.76	$1,018.55	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000††	$ 7.88	$ 9.20	—
Ending value (after expenses)	$1,017.39	$1,016.08	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000††	$ 3.41	$ 4.63	—
Ending value (after expenses)	$1,021.83	$1,020.62	—
BNY Mellon Balanced Fund
Expenses paid per $1,000††	$ 2.96	$ 4.23	—
Ending value (after expenses)	$1,022.28	$1,021.02	—

†	From July 30, 2010 (commencement of operations) to August 31, 2010 for BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap
Multi-Strategy Fund.
††	Expenses are equal to the BNY Mellon Large Cap Stock Fund's annualized expense ratio of .80% for Class M and 1.05% for Investor Shares, BNY Mellon Large Cap
Market Opportunities Fund .98% for Class M and 1.23% for Investor Shares, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund .99% for Class M, 1.24% for
Investor Shares, BNY Mellon Income Stock Fund .86% for Class M and 1.11% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.15% for
Investor Shares and 1.90% for Dreyfus Premier Shares, BNY Mellon Small Cap Stock Fund .97% for Class M and 1.21% for Investor Shares, BNY Mellon U.S. Core
Equity 130/30 Fund 1.70% for Class M and 1.99% for Investor Shares, BNY Mellon Focused Equity Opportunities Fund .89% for Class M and 1.14% for Investor
Shares, BNY Mellon Small/Mid Cap Fund .92% for Class M and 1.17% for Investor Shares, BNY Mellon International Fund 1.08% for Class M and 1.32% for Investor
Shares, BNY Mellon Emerging Markets Fund 1.55% for Class M and 1.81% for Investor Shares, BNY Mellon International Appreciation Fund .67% for Class M and .91%
for Investor Shares and BNY Mellon Balanced Fund .58% for Class M and .83% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†††	Please note that while Class M and Investor Shares for BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
commenced operations on July 30, 2010, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability.This projection assumes that the annualized expense ratios were in effect during the period March 1, 2010 to August 31, 2010.

The Funds	43

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Large Cap Stock Fund
Common Stocks—99.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.2%			Financial (continued)
Amazon.com	140,780 [a]	17,573,567	Bank of America	2,159,870	26,890,382
Autoliv	314,590	17,031,903	Capital One Financial	409,910	15,519,193
Carnival	177,080	5,521,354	Franklin Resources	89,920	8,678,179
DIRECTV, Cl. A	160,940 [a]	6,102,845	Genworth Financial, Cl. A	794,530 [a]	8,604,760
Home Depot	508,260	14,134,711	Goldman Sachs Group	39,960	5,472,122
Las Vegas Sands	148,160 [a]	4,197,373	JPMorgan Chase & Co.	771,926	28,067,229
Limited Brands	347,210	8,194,156	Lincoln National	410,540	9,590,214
Mattel	351,250	7,372,738	MetLife	334,350	12,571,560
Newell Rubbermaid	764,010 [b]	11,475,430	Morgan Stanley	256,390	6,330,269
News, Cl. A	751,930	9,451,760	Wells Fargo & Co.	557,880	13,138,074
News, Cl. B	977,700 [b]	13,785,570	XL Group	212,820	3,811,605
Nordstrom	482,930	13,966,336			156,163,759
Stanley Black & Decker	110,690	5,937,412	Health Care—13.6%
Target	372,630	19,063,751	Allscripts Healthcare Solutions	519,500 [a]	8,680,845
Time Warner	227,173	6,810,647	AmerisourceBergen	601,330	16,404,282
Whirlpool	106,340 [b]	7,886,174	Amylin Pharmaceuticals	736,220 [a,b]	15,121,959
		168,505,727	CIGNA	266,460	8,585,340
Consumer Staples—9.5%			Covidien	178,380	6,303,949
Clorox	216,070	14,005,657	Dendreon	164,940 [a]	5,911,450
Energizer Holdings	236,830 [a]	14,932,132	Gilead Sciences	140,240 [a]	4,468,046
Nestle, ADR	324,410	16,723,335	Hospira	171,370 [a,b]	8,801,563
PepsiCo	507,437	32,567,307	Human Genome Sciences	579,540 [a,b]	16,858,819
Philip Morris International	325,949	16,766,817	King Pharmaceuticals	708,160 [a]	6,168,074
Unilever, ADR	668,210 [b]	17,747,658	Mednax	108,480 [a]	5,026,963
		112,742,906	Merck & Co.	263,773	9,274,259
Energy—11.9%			Pfizer	1,896,550	30,212,042
Alpha Natural Resources	160,080 [a]	5,943,770	St. Jude Medical	166,560 [a]	5,757,979
Anadarko Petroleum	232,370	10,686,696	Thermo Fisher Scientific	130,540 [a]	5,498,345
Apache	68,380	6,143,943	Zimmer Holdings	164,900 [a]	7,778,333
Chevron	238,180	17,663,429			160,852,248
ConocoPhillips	294,290	15,429,625	Industrial—9.1%
ENSCO, ADR	272,830	11,221,498	AMR	771,690 [a]	4,715,026
EOG Resources	103,470	8,988,439	Caterpillar	279,660	18,222,646
Hess	335,740	16,870,935	Cummins	158,030	11,759,012
Newfield Exploration	321,900 [a]	15,454,419	Dover	332,770	14,894,785
Occidental Petroleum	347,740	25,412,839	General Electric	562,056	8,138,571
Valero Energy	432,250	6,816,583	Ingersoll-Rand	244,610	7,957,163
		140,632,176	Norfolk Southern	201,900	10,837,992
Exchange Traded Funds—1.0%			Raytheon	332,150	14,588,028
Standard & Poor’s Depository			Textron	528,060 [b]	9,013,984
Receipts S&P 500 ETF Trust	112,700 [b]	11,868,437	Tyco International	202,190	7,537,643
Financial—13.2%					107,664,850
American Express	438,680	17,490,172

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology—19.3%			Utilities (continued)
Apple	162,920 [a]	39,649,840	Entergy	168,060	13,249,850
BMC Software	252,390 [a]	9,101,183	Public Service Enterprise Group	494,600	15,807,416
Cisco Systems	964,264 [a]	19,333,493			37,510,341
EMC	552,100 [a]	10,070,304	Total Common Stocks
Google, Cl. A	42,860 [a]	19,287,857	(cost $1,057,733,856)		1,184,024,790
Informatica	566,480 [a]	18,217,997
International Business Machines	137,700	16,968,771	Other Investment—.0%
Microsoft	590,606	13,867,429	Registered Investment Company;
Motorola	1,892,930 [a]	14,253,763	Dreyfus Institutional Preferred
NetApp	363,920 [a]	14,716,925	Plus Money Market Fund
Oracle	1,049,450	22,961,966	(cost $92,000)	92,000 [c] 92,000
QUALCOMM	439,200	16,825,752	Investment of Cash Collateral
Teradata	418,513 [a]	13,702,116	for Securities Loaned—4.0%
		228,957,396	Registered Investment Company;
Materials—2.2%			Dreyfus Institutional Cash
CF Industries Holdings	106,470	9,848,475	Advantage Plus Fund
E.I. du Pont de Nemours & Co.	411,340	16,770,332	(cost $48,126,233)	48,126,233 [c] 48,126,233
		26,618,807
			Total Investments
Telecommunication Services—2.7%			(cost $1,105,952,089)	103.9%	1,232,243,023
AT & T	1,202,669	32,508,143
			Liabilities, Less Cash and Receivables	(3.9%)	(46,535,132)
Utilities—3.2%
American Electric Power	238,720	8,453,075	Net Assets	100.0%	1,185,707,891

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $37,582,204 and the total market value of the collateral held by the fund is $48,126,233.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	19.3	Money Market Investments	4.0
Consumer Discretionary	14.2	Utilities	3.2
Health Care	13.6	Telecommunication Services	2.7
Financial	13.2	Materials	2.2
Energy	11.9	Exchange Traded Funds	1.0
Consumer Staples	9.5
Industrial	9.1		103.9

† Based on net assets.
See notes to financial statements.

The Funds	45

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—76.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—11.9%			Financial—5.8%
Gymboree	1,027 [a]	38,646	Aflac	1,248	58,968
International Game Technology	3,094	45,172	Assured Guaranty	3,256	50,305
Johnson Controls	2,334	61,921	Invesco	2,877	52,074
Lowe’s	2,714	55,094	Morgan Stanley	2,768	68,342
McDonald’s	641	46,831	U.S. Bancorp	3,039	63,211
NIKE, Cl. B	605	42,350			292,900
Panera Bread, Cl. A	575 [a]	45,966	Health Care—12.2%
Starbucks	1,788	41,106	Abbott Laboratories	1,804	89,009
Time Warner Cable	1,113	57,442	Allergan	977	60,007
TJX	1,084	43,024	Baxter International	1,140	48,518
Tractor Supply	641	43,575	C.R. Bard	571	43,870
Walt Disney	2,524	82,257	Celgene	827 [a]	42,607
		603,384	Covidien	1,221	43,150
Consumer Staples—6.2%			Gilead Sciences	1,330 [a]	42,374
Avon Products	1,927	56,076	Johnson & Johnson	767	43,734
Coca-Cola	1,221	68,278	Medtronic	1,230	38,720
Colgate-Palmolive	569	42,015	Meridian Bioscience	2,283	41,733
Kraft Foods, Cl. A	2,062	61,757	Resmed	1,398 [a]	42,136
PepsiCo	685	43,963	Stryker	962	41,549
Wal-Mart Stores	869	43,572	Varian Medical Systems	810 [a]	43,124
		315,661			620,531
Energy—8.6%			Industrial—7.8%
Apache	465	41,780	Boeing	660	40,346
CARBO Ceramics	545	41,273	C.H. Robinson Worldwide	687	44,648
EOG Resources	442	38,397	Caterpillar	1,140	74,282
Exxon Mobil	1,058	62,591	Donaldson	943	39,512
Halliburton	2,035	57,407	Honeywell International	1,981	77,437
Occidental Petroleum	1,358	99,243	MSC Industrial Direct, Cl. A	862	38,419
Schlumberger	742	39,571	Precision Castparts	361	40,858
Southwestern Energy	1,791 [a]	58,602	Rockwell Collins	778	41,958
		438,864			397,460

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology—19.1%			Materials (continued)
Adobe Systems	1,547 [a]	42,945	Ecolab	909	43,087
Amphenol, Cl. A	991	40,353	Monsanto	767	40,383
Apple	518 [a]	126,066			225,113
Automatic Data Processing	1,074	41,467	Total Common Stocks
Cisco Systems	1,913 [a]	38,356	(cost $4,001,489)		3,862,792
Cognizant Technology Solutions, Cl. A	1,221 [a]	70,336
Dolby Laboratories, Cl. A	674 [a]	37,353	Other Investments—45.6%
FLIR Systems	1,499 [a]	37,655	Registered Investment Company:
Google, Cl. A	289 [a]	130,056	BNY Mellon
Intel	2,112	37,425	US Core Equity
MasterCard, Cl. A	214	42,449	130/30 Fund, Cl. M	98,813 [b]	969,360
Microsoft	1,706	40,057	Dreyfus Institutional
			Preferred Plus Money
Oracle	1,873	40,981
			Market Fund	1,349,000 [c]	1,349,000
Paychex	1,700	42,313
			Total Other Investments
QUALCOMM	1,146	43,903	(cost $2,347,000)		2,318,360
Questar	4,342	70,688
Salesforce.com	787 [a]	86,476	Total Investments
			(cost $6,348,489)	121.6%	6,181,152
		968,879
Materials—4.4%			Liabilities, Less Cash
Air Products & Chemicals	814	60,260	and Receivables	(21.6%)	(1,097,476)
Cliffs Natural Resources	1,330	81,383	Net Assets	100.0%	5,083,676

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investment	26.5	Industrial	7.8
Information Technology	19.1	Consumer Staples	6.2
Mutual Fund: Domestic	19.1	Financial	5.8
Health Care	12.2	Materials	4.4
Consumer Discretionary	11.9
Energy	8.6		121.6

† Based on net assets.
See notes to financial statements.

The Funds	47

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—83.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.5%			Consumer Discretionary (continued)
Amazon.com	90 [a]	11,235	Walgreen	278	7,473
Apollo Group, Cl. A	78 [a]	3,313	Walt Disney	4,347	141,669
Bed Bath & Beyond	122 [a]	4,388	Whirlpool	37	2,744
Best Buy	122	3,830	Yum! Brands	879	36,654
Carnival	1,172	36,543			1,086,003
CBS, Cl. B	278	3,842	Consumer Staples—8.7%
Coach	112	4,014	Altria Group	542	12,097
Comcast, Cl. A	707	12,104	Archer-Daniels-Midland	196	6,033
DIRECTV, Cl. A	228 [a]	8,646	Avon Products	3,191	92,858
Discovery Communications, Cl. A	96 [a]	3,624	Clorox	76	4,926
Ford Motor	887 [a]	10,014	Coca-Cola	1,779	99,482
Fortune Brands	96	4,300	Colgate-Palmolive	993	73,323
Genuine Parts	92	3,858	Costco Wholesale	513	29,010
Gymboree	1,020 [a]	38,383	CVS Caremark	363	9,801
Home Depot	1,620	45,052	Dr. Pepper Snapple Group	93	3,424
International Game Technology	4,722	68,941	General Mills	181	6,545
Johnson Controls	3,898	103,414	H.J. Heinz	99	4,578
Kohl’s	114 [a]	5,356	Harley-Davidson	114	2,772
Limited Brands	135	3,186	Hershey	85	3,950
Lowe’s	3,092	62,768	J.M. Smucker	63	3,684
Macy’s	203	3,946	Kimberly-Clark	98	6,311
Marriott International, Cl. A	108	3,457	Kraft Foods, Cl. A	3,913	117,194
Mattel	187	3,925	Kroger	209	4,124
McDonald’s	893	65,243	Lorillard	58	4,409
McGraw-Hill	143	3,954	McCormick & Co.	108	4,306
MSC Industrial Direct, Cl. A	856	38,152	Panera Bread, Cl. A	571 [a]	45,646
News, Cl. A	616	7,743	PepsiCo	1,888	121,172
NIKE, Cl. B	716	50,120	Philip Morris International	1,202	61,831
O’Reilly Automotive	74 [a]	3,498	Procter & Gamble	1,279	76,318
Omnicom Group	107	3,746	Safeway	190	3,572
Priceline.com	14 [a]	4,081	Sara Lee	300	4,332
Ross Stores	75	3,722	SYSCO	186	5,113
Stanley Black & Decker	80	4,291	Wal-Mart Stores	1,800	90,252
Staples	241	4,283			897,063
Starbucks	2,000	45,980	Energy—9.6%
Starwood Hotels & Resorts Worldwide	81	3,785	Anadarko Petroleum	140	6,439
Target	860	43,998	Apache	559	50,226
Time Warner	297	8,904	Baker Hughes	127	4,773
Time Warner Cable	1,200	61,932	Cameron International	98 [a]	3,604
TJX	1,204	47,787	CARBO Ceramics	541	40,970
Tractor Supply	636	43,235	Chesapeake Energy	214	4,426
Viacom, Cl. B	155	4,870	Chevron	915	67,856

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
ConocoPhillips	372	19,504	Equity Residential	88	4,033
Consol Energy	96	3,091	Fifth Third Bancorp	323	3,569
Devon Energy	123	7,414	Franklin Resources	38	3,667
El Paso	346	3,941	Genworth Financial, Cl. A	221 [a]	2,393
EOG Resources	509	44,217	Goldman Sachs Group	128	17,528
Exxon Mobil	3,842	227,293	Hartford Financial Services Group	185	3,730
FMC Technologies	52 [a]	3,216	Health Care REIT	96 [b]	4,410
Halliburton	3,484	98,284	Host Hotels & Resorts	283	3,716
Hess	94	4,724	IntercontinentalExchange	27 [a]	2,580
Marathon Oil	203	6,189	Invesco	4,894	88,581
Murphy Oil	70	3,749	JPMorgan Chase & Co.	2,386	86,755
National Oilwell Varco	124	4,661	KeyCorp	439	3,235
Noble Energy	58	4,047	Lincoln National	139	3,247
Occidental Petroleum	1,865	136,294	Loews	115	4,041
Peabody Energy	80	3,424	Marsh & McLennan	154	3,653
Plains Exploration & Production	973 [a]	23,235	MetLife	228	8,573
QEP Resources	798	23,166	Morgan Stanley	4,513	111,426
Schlumberger	1,656	88,338	Northern Trust	82	3,783
Southwestern Energy	2,542 [a]	83,174	NYSE Euronext	107	2,968
Spectra Energy	193	3,926	People’s United Financial	307	3,905
Valero Energy	1,496	23,592	Plum Creek Timber	120 [b]	4,136
Williams	212	3,844	PNC Financial Services Group	570	29,047
		997,617	Principal Financial Group	132	3,043
Financial—10.2%			Progressive	209	4,138
ACE	609	32,563	Prudential Financial	121	6,119
Aflac	2,181	103,052	Regions Financial	559	3,594
Allstate	171	4,720	Simon Property Group	74 [b]	6,693
American Express	1,181	47,086	State Street	880	30,870
Ameriprise Financial	79	3,443	SunTrust Banks	165	3,711
AON	103	3,733	T. Rowe Price Group	73	3,196
Assured Guaranty	3,232	49,934	Travelers	115	5,633
AvalonBay Communities	41	4,314	U.S. Bancorp	4,881	101,525
Bank of America	2,557	31,835	Ventas	79	3,990
BB & T	214	4,734	Vornado Realty Trust	49 [b]	3,972
Berkshire Hathaway, Cl. B	405 [a]	31,906	Wells Fargo & Co.	2,864	67,447
Capital One Financial	131	4,960			1,053,440
Charles Schwab	288	3,675	Health Care—11.2%
Chubb	85	4,685	Abbott Laboratories	2,910	143,579
Citigroup	18,569 [a]	69,077	Aetna	133	3,554
CME Group	17	4,217	Allergan	1,631	100,176
Comerica	99	3,407	AmerisourceBergen	134	3,656
Discover Financial Services	220	3,192	Amgen	724 [a]	36,953

The Funds	49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Baxter International	2,066	87,929	Danaher	144	5,232
Becton Dickinson & Co.	72	4,910	Deere & Co.	566	35,811
Biogen Idec	82 [a]	4,412	Donaldson	936	39,218
Boston Scientific	626 [a]	3,249	Dover	94	4,207
Bristol-Myers Squibb	442	11,527	Eaton	642	44,606
C.R. Bard	628	48,249	Emerson Electric	979	45,670
Cardinal Health	892	26,724	Expeditors International of Washington	107	4,236
Celgene	948 [a]	48,841	FedEx	91	7,103
CIGNA	114	3,673	Fluor	93	4,153
Covidien	1,827	64,566	General Dynamics	97	5,419
Eli Lilly & Co.	267	8,961	General Electric	5,269	76,295
Express Scripts	139 [a]	5,921	Goodrich	55	3,766
Forest Laboratories	147 [a]	4,012	Honeywell International	2,906	113,596
Genzyme	78 [a]	5,469	Illinois Tool Works	115	4,745
Gilead Sciences	1,556 [a]	49,574	ITT	102	4,335
Hospira	71 [a]	3,647	Lockheed Martin	70	4,866
Humana	69 [a]	3,298	Norfolk Southern	95	5,100
Intuitive Surgical	13 [a]	3,445	Northrop Grumman	79	4,275
Johnson & Johnson	1,439	82,052	Paccar	98	4,017
Laboratory Corp. of America Holdings	47 [a]	3,413	Parker Hannifin	77	4,555
McKesson	79	4,586	Raytheon	97	4,260
Mead Johnson Nutrition	68	3,549	Rockwell Automation	69	3,529
Medco Health Solutions	116 [a]	5,044	Rockwell Collins	846	45,625
Medtronic	1,516	47,724	Southwest Airlines	277	3,061
Merck & Co.	1,916	67,367	Tyco International	131	4,884
Meridian Bioscience	2,266	41,422	Union Pacific	577	42,086
Pfizer	3,704	59,005	United Parcel Service, Cl. B	249	15,886
Resmed	1,387 [a]	41,804	United Technologies	797	51,972
St. Jude Medical	122 [a]	4,218	Waste Management	173	5,725
Stryker	1,051	45,393			837,259
Thermo Fisher Scientific	35 [a]	1,474	Information Technology—17.2%
UnitedHealth Group	293	9,294	Accenture, Cl. A	815	29,829
Varian Medical Systems	803 [a]	42,752	Adobe Systems	1,714 [a]	47,581
WellPoint	113 [a]	5,614	Agilent Technologies	142 [a]	3,830
Zimmer Holdings	461 [a]	21,745	Altera	135	3,330
		1,162,781	Amphenol, Cl. A	1,072	43,652
Industrial—8.1%			Analog Devices	152	4,238
3M	171	13,432	Apple	1,113 [a]	270,871
Boeing	831	50,799	Applied Materials	412	4,281
C.H. Robinson Worldwide	682	44,323	Autodesk	110 [a]	3,053
Caterpillar	1,858	121,067	Automatic Data Processing	1,197	46,216
CSX	102	5,089	Broadcom, Cl. A	126	3,776
Cummins	58	4,316	Cisco Systems	3,340 [a]	66,967

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Citrix Systems	66 [a]	3,824	Alcoa	357	3,645
Cognizant Technology			Bemis	112	3,233
Solutions, Cl. A	1,296 [a]	74,656	Celanese, Ser. A	815	21,761
Computer Sciences	94	3,742	Cliffs Natural Resources	1,368	83,708
Compuware	482 [a]	3,461	Dow Chemical	325	7,920
Corning	105	1,646	E.I. du Pont de Nemours & Co.	240	9,785
Dell	505 [a]	5,944	Ecolab	979	46,405
Dolby Laboratories, Cl. A	669 [a]	37,076	Freeport-McMoRan
eBay	322 [a]	7,483	Copper & Gold	426	30,663
EMC	547 [a]	9,977	International Paper	188	3,846
F5 Networks	341 [a]	29,814	Monsanto	911	47,964
Fidelity National			Newmont Mining	122	7,481
Information Services	122	3,152	Nucor	99	3,641
Fiserv	83 [a]	4,153	PPG Industries	60	3,950
FLIR Systems	1,487 [a]	37,353	Praxair	79	6,796
Google, Cl. A	461 [a]	207,459	Precision Castparts	397	44,932
Hewlett-Packard	1,170	45,022	Sigma-Aldrich	72	3,828
Intel	4,847	85,889	United States Steel	63	2,678
International Business Machines	538	66,298	Vulcan Materials	96	3,529
Intuit	105 [a]	4,494			435,854
Juniper Networks	1,099 [a]	29,893	Telecommunication
Linear Technology	119	3,409	Services—1.6%
MasterCard, Cl. A	349	69,228	American Tower, Cl. A	113 [a]	5,295
Micron Technology	380 [a]	2,457	AT & T	3,291	88,956
Microsoft	4,967	116,625	Frontier Communications	595	4,599
Molex	176	3,106	Motorola	728 [a]	5,482
NetApp	102 [a]	4,125	Sprint Nextel	968 [a]	3,949
Oracle	2,848	62,314	Verizon Communications	1,704	50,285
Paychex	1,859	46,271	Windstream	364	4,199
QUALCOMM	1,558	59,687			162,765
Salesforce.com	1,163 [a]	127,790	Utilities—2.2%
SanDisk	85 [a]	2,825	AES	373 [a]	3,820
Symantec	284 [a]	3,871	Ameren	186	5,221
Teradata	1,135 [a]	37,160	American Electric Power	137	4,851
Texas Instruments	1,352	31,137	CMS Energy	285	4,988
Visa, Cl. A	112	7,726	Dominion Resources	155	6,628
Western Union	197	3,089	DTE Energy	111	5,200
Xerox	472	3,984	Duke Energy	333	5,724
Xilinx	140	3,381	Entergy	55	4,336
Yahoo!	397 [a]	5,193	Exelon	176	7,167
		1,782,338	NextEra Energy	110	5,910
Materials—4.2%			Northeast Utilities	170	4,925
Air Products & Chemicals	1,352	100,089	Pepco Holdings	269	4,829

The Funds	51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investments—14.1%	Shares	Value ($)
Utilities (continued)			Registered Investment Company:
PG & E	101	4,723	BNY Mellon U.S. Core Equity
Pinnacle West Capital	116	4,623	130/30 Fund, CI. M	98,697 [c]	968,220
Public Service			Dreyfus Institutional Preferred
Enterprise Group	147	4,698	Plus Money Market Fund	486,000 [d]	486,000
Questar	6,226	101,359	Total Other Investments
Sempra Energy	683	34,778	(cost $1,476,000)		1,454,220
Southern	193	7,081	Total Investments
Wisconsin Energy	80	4,459	(cost $10,379,880)	97.6%	10,094,660
		225,320	Cash and Receivables (Net)	2.4%	251,409
Total Common Stocks
(cost $8,903,880)		8,640,440	Net Assets	100.0%	10,346,069

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	17.2	Industrial	8.1
Health Care	11.2	Money Market Investment	4.7
Consumer Discretionary	10.5	Materials	4.2
Financial	10.2	Utilities	2.2
Energy	9.6	Telecommunication Services	1.6
Mutual Fund: Domestic	9.4
Consumer Staples	8.7		97.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Income Stock Fund
Common Stocks—100.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.8%			Financial (continued)
Carnival	26,540	827,517	Morgan Stanley	32,110	792,796
Home Depot	26,600	739,746	People’s United Financial	31,010	394,447
Johnson Controls	58,560	1,553,597	Prudential Financial	12,460	630,102
Mattel	36,800	772,432	Travelers	14,211	696,055
News, Cl. A	103,300	1,298,481	U.S. Bancorp	102,330	2,128,464
Omnicom Group	78,960	2,764,390	Wells Fargo & Co.	67,640	1,592,922
Staples	35,410	629,236			20,576,927
Time Warner	105,670	3,167,987	Health Care—8.8%
		11,753,386	Cardinal Health	22,690	679,792
Consumer Staples—9.8%			Johnson & Johnson	9,260	528,005
Clorox	11,550	748,671	Merck & Co.	93,320	3,281,131
CVS Caremark	28,440	767,880	Pfizer	225,868	3,598,077
Dr. Pepper Snapple Group	16,250	598,325			8,087,005
Kraft Foods, Cl. A	16,870	505,257	Industrial—10.8%
PepsiCo	53,460	3,431,063	Caterpillar	14,100	918,756
Philip Morris International	57,350	2,950,084	Dover	20,530	918,923
		9,001,280	Eaton	9,620	668,398
Energy—10.4%			General Electric	202,772	2,936,139
ConocoPhillips	74,880	3,925,958	Norfolk Southern	20,100	1,078,968
Exxon Mobil	56,340	3,333,074	Pitney Bowes	150,460	2,894,850
Marathon Oil	16,100	490,889	United Technologies	7,730	504,073
Occidental Petroleum	12,400	906,192			9,920,107
Schlumberger	15,820	843,681	Information Technology—6.2%
		9,499,794	AOL	23,706 [a]	526,747
Exchange Traded Funds—.2%			Cisco Systems	57,040 [a]	1,143,652
iShares Russell 1000 Value Index Fund	3,510	193,506	Hewlett-Packard	10,510	404,425
Financial—22.5%			Microsoft	97,740	2,294,935
American Express	12,860	512,728	QUALCOMM	33,370	1,278,405
Ameriprise Financial	19,530	851,117			5,648,164
Bank of America	235,238	2,928,713	Materials—4.4%
Berkshire Hathaway, Cl. B	6,050 [a]	476,619	Air Products & Chemicals	13,440	994,963
Capital One Financial	13,120	496,723	Dow Chemical	29,930	729,394
Comerica	14,740	507,203	Freeport-McMoRan Copper & Gold	12,090	870,238
Fidelity National Financial, Cl. A	55,170	800,517	Packaging Corp. of America	64,710	1,442,386
Franklin Resources	4,990	481,585			4,036,981
Goldman Sachs Group	8,730	1,195,486	Telecommunication Services—12.3%
JPMorgan Chase & Co.	117,639	4,277,354	AT & T	134,455	3,634,319
Marsh & McLennan	22,600	536,072	Verizon Communications	32,280	952,583
MetLife	33,990	1,278,024	Vodafone Group, ADR	151,290 [b]	3,658,192

The Funds	53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund (continued)

			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—.2%	Shares	Value ($)

Telecommunication			Registered Investment Company;
Services (continued)			Dreyfus Institutional Cash
Windstream	264,132	3,046,763	Advantage Plus Fund
		11,291,857	(cost $226,325)	226,325 [c]	226,325

Utilities—2.3%			Total Investments
Entergy	21,620	1,704,521	(cost $87,173,918)	100.7%	92,310,223
Questar	22,750	370,370
			Liabilities, Less Cash
		2,074,891	and Receivables	(.7%)	(677,494)
Total Common Stocks
(cost $86,947,593)		92,083,898	Net Assets	100.0%	91,632,729

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s security on loan is $225,672 and the total market value of the collateral held by the fund is $226,325.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	22.5	Information Technology	6.2
Consumer Discretionary	12.8	Materials	4.4
Telecommunication Services	12.3	Utilities	2.3
Industrial	10.8	Exchange Traded Funds	.2
Energy	10.4	Money Market Investment	.2
Consumer Staples	9.8
Health Care	8.8		100.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Mid Cap Stock Fund
Common Stocks—100.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—12.3%			Energy (continued)
Abercrombie & Fitch, Cl. A	231,700 [a]	8,016,820	Pride International	231,300 [b]	5,447,115
Advance Auto Parts	122,000	6,645,340	RPC	446,600	7,284,046
Boyd Gaming	792,300 [a,b]	5,498,562			76,012,627
Chipotle Mexican Grill	85,900 [b]	12,956,297	Financial—21.8%
Darden Restaurants	173,100	7,142,106	Alexandria Real Estate Equities	163,400 [a,c]	11,335,058
DeVry	102,600	3,910,086	AMB Property	396,600 [c]	9,435,114
Dollar Tree	164,400 [b]	7,452,252	Apollo Investment	799,900	7,655,043
Foot Locker	908,800	10,669,312	Camden Property Trust	381,600 [c]	17,462,016
Guess?	401,100	12,959,541	CB Richard Ellis Group, Cl. A	737,700 [b]	12,113,034
Gymboree	150,800 [a,b]	5,674,604	CNO Financial Group	1,800,100 [a,b]	8,514,473
Interpublic Group of Cos.	812,200 [b]	6,928,066	Comerica	365,600	12,580,296
Lear	166,200 [b]	12,242,292	Digital Realty Trust	134,800 [a,c]	7,989,596
Macy’s	471,300	9,162,072	Fifth Third Bancorp	725,000	8,011,250
MDC Holdings	281,300	7,488,206	Forest City Enterprises, Cl. A	550,000 [a,b]	6,198,500
Netflix	54,500 [a,b]	6,840,840	Genworth Financial, Cl. A	641,700 [b]	6,949,611
Royal Caribbean Cruises	242,000 [a,b]	5,943,520	Hartford Financial Services Group	250,900	5,058,144
Toll Brothers	552,800 [b]	9,552,384	Host Hotels & Resorts	921,059 [a,c]	12,093,505
Urban Outfitters	197,800 [b]	5,997,296	Huntington Bancshares	2,589,800	13,700,042
		145,079,596	KeyCorp	1,638,200	12,073,534
Consumer Staples—4.2%			Macerich	196,760	8,149,799
Dr. Pepper Snapple Group	250,100	9,208,682	MGIC Investment	767,200 [a,b]	5,539,184
Energizer Holdings	249,700 [b]	15,743,585	MSCI, Cl. A	156,400 [b]	4,676,360
Herbalife	148,000	8,225,840	New York Community Bancorp	586,600	9,321,074
McCormick & Co.	155,100	6,183,837	Raymond James Financial	382,200 [a]	8,821,176
Ralcorp Holdings	172,400 [b]	10,283,660	Rayonier	260,386 [c]	12,316,258
		49,645,604	Realty Income	371,500 [a,c]	12,107,185
Energy—6.4%			Reinsurance Group of America	294,500	12,881,430
Brigham Exploration	386,400 [b]	5,919,648	RenaissanceRe Holdings	103,600	5,883,444
Cimarex Energy	243,000	15,897,060	SEI Investments	190,400	3,370,080
Complete Production Services	336,300 [b]	5,932,332	SunTrust Banks	304,200	6,841,458
Forest Oil	502,400 [b]	13,122,688	Synovus Financial	886,700 [a]	1,826,602
Newfield Exploration	183,800 [b]	8,824,238	Waddell & Reed Financial, Cl. A	292,300	6,725,823
Patterson-UTI Energy	599,600	8,850,096	Willis Group Holdings	313,900	9,128,212
Plains Exploration & Production	198,300 [b]	4,735,404			258,757,301

The Funds	55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care—12.3%			Industrial (continued)
Alexion Pharmaceuticals	164,500 [b]	9,289,315	Trinity Industries	301,200	5,156,544
CareFusion	262,100 [b]	5,656,118	URS	124,500 [b]	4,440,915
DaVita	117,000 [b]	7,560,540	WABCO Holdings	197,900 [b]	6,977,954
Edwards Lifesciences	163,200 [b]	9,395,424	Waste Connections	312,600 [b]	11,800,650
Health Net	412,500 [b]	9,850,500			180,524,649
HeartWare International	97,800 [a,b]	6,333,528	Information Technology—15.9%
Hologic	359,500 [b]	5,101,305	Acme Packet	192,700 [b]	6,474,720
Human Genome Sciences	324,600 [b]	9,442,614	Akamai Technologies	171,100 [b]	7,882,577
King Pharmaceuticals	739,600 [b]	6,441,916	Alliance Data Systems	179,400 [a,b]	10,080,486
Pharmaceutical Product Development	376,600	8,650,502	ANSYS	323,700 [b]	12,553,086
Resmed	226,200 [b]	6,817,668	Check Point Software Technologies	198,500 [a,b]	6,925,665
Salix Pharmaceuticals	219,000 [b]	8,291,340	Cognizant Technology Solutions, Cl. A	213,600 [b]	12,304,428
STERIS	198,150	5,700,776	Cree	241,300 [b]	12,919,202
Thoratec	239,400 [a,b]	7,708,680	F5 Networks	243,200 [a,b]	21,262,976
United Therapeutics	222,800 [b]	10,297,816	JDS Uniphase	813,300 [b]	7,474,227
Universal Health Services, Cl. B	456,300	14,327,820	Lexmark International, Cl. A	205,000 [b]	7,172,950
Vertex Pharmaceuticals	426,800 [b]	14,229,512	NetApp	204,600 [b]	8,274,024
		145,095,374	Novellus Systems	236,700 [b]	5,515,110
Industrial—15.2%			Quest Software	586,600 [b]	12,570,838
AMETEK	340,050	14,618,749	Rovi	338,100 [b]	14,710,731
BE Aerospace	422,200 [b]	11,378,290	Skyworks Solutions	587,500 [b]	10,492,750
Cooper Industries	198,000	8,333,820	SuccessFactors	412,000 [b]	8,693,200
Cummins	105,000	7,813,050	TiVo	799,200 [b]	6,281,712
Donaldson	303,500	12,716,650	Trimble Navigation	421,300 [b]	11,851,169
IDEX	320,500	9,547,695	Veeco Instruments	144,000 [a,b]	4,785,120
JB Hunt Transport Services	321,900	10,539,006			188,224,971
Joy Global	257,900	14,633,246	Materials—7.2%
Kansas City Southern	400,400 [b]	13,441,428	Agrium	92,100	6,407,397
KBR	535,900	12,432,880	Albemarle	151,500	6,073,635
Manpower	250,700	10,654,750	Carpenter Technology	278,700	8,642,487
Navistar International	187,700 [b]	7,860,876	Cliffs Natural Resources	202,500	12,390,975
Parker Hannifin	98,200	5,809,512	Cytec Industries	216,400	10,263,852
Roper Industries	123,200	7,155,456	Eastman Chemical	100,500	6,185,775
Textron	305,400 [a]	5,213,178	Greif, Cl. A	168,000	9,550,800

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—.7%	Shares	Value ($)
Materials (continued)			Registered Investment Company;
Lubrizol	152,800	14,257,768	Dreyfus Institutional Preferred
Solutia	438,800 [b]	5,941,352	Plus Money Market Fund
Titanium Metals	310,900 [b]	5,633,508	(cost $7,623,000)	7,623,000 [d]	7,623,000
		85,347,549	Investment of Cash Collateral
Telecommunication Services—.9%			for Securities Loaned—9.0%
SBA Communications, Cl. A	298,400 [a,b]	10,682,720	Registered Investment Company;
Utilities—4.1%			Dreyfus Institutional Cash
ITC Holdings	217,400	12,600,504	Advantage Plus Fund
National Fuel Gas	254,100	10,921,218	(cost $106,687,288)	106,687,288 [d]	106,687,288
Northeast Utilities	256,100	7,419,217
			Total Investments
UGI	218,000	6,016,800	(cost $1,247,457,482)	110.0% 1,302,382,836
Wisconsin Energy	210,700 [a]	11,744,418
			Liabilities, Less Cash
		48,702,157	and Receivables	(10.0%)	(118,217,521)
Total Common Stocks
(cost $1,133,147,194)	1,188,072,548		Net Assets	100.0% 1,184,165,315

a Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $113,678,427 and the total market value of the collateral held by the fund is $120,209,684, consisting of cash collateral of $106,687,288 and U.S. Government and agency securities valued at $13,522,396.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	21.8	Materials	7.2
Information Technology	15.9	Energy	6.4
Industrial	15.2	Consumer Staples	4.2
Consumer Discretionary	12.3	Utilities	4.1
Health Care	12.3	Telecommunication Services	.9
Money Market Investments	9.7		110.0

† Based on net assets.
See notes to financial statements.

The Funds	57

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Small Cap Stock Fund

Common Stocks—99.7%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—16.6%			Financial (continued)
BJ’s Restaurants	174,800 [a,b]	4,184,712	BioMed Realty Trust	253,840 [a,c]	4,338,126
Cracker Barrel Old Country Store	98,100	4,376,241	Brandywine Realty Trust	196,600 [c]	2,160,634
CROCS	411,100 [a,b]	5,138,750	CNO Financial Group	952,000 [b]	4,502,960
Gymboree	83,500 [a,b]	3,142,105	Columbia Banking System	237,100 [a]	4,222,751
Hibbett Sports	146,800 [b]	3,402,824	Community Bank System	127,100	2,869,918
JAKKS Pacific	250,100 [a,b]	3,726,490	DiamondRock Hospitality	532,200 [b,c]	4,662,072
KB Home	219,500 [a]	2,263,045	DuPont Fabros Technology	181,800 [c]	4,492,278
Lear	69,300 [b]	5,104,638	East West Bancorp	232,000	3,391,840
Maidenform Brands	168,700 [b]	4,499,229	Entertainment Properties Trust	110,570 [a,c]	4,764,461
MDC Partners, Cl. A	187,400 [a]	2,188,832	Extra Space Storage	99,170 [a,c]	1,516,309
Pier 1 Imports	440,500 [a,b]	2,687,050	First Midwest Bancorp	247,840 [a]	2,721,283
Ruby Tuesday	391,500 [a,b]	3,605,715	Kite Realty Group Trust	585,000 [c]	2,439,450
Saks	804,510 [a,b]	6,347,584	KKR Financial Holdings	602,600 [a,c]	4,688,228
Shuffle Master	567,900 [b]	4,514,805	MGIC Investment	222,300 [a,b]	1,605,006
Skechers USA, Cl. A	181,400 [b]	4,620,258	National Retail Properties	205,700 [a,c]	5,010,852
Talbots	322,553 [a,b]	3,219,079	Och-Ziff Capital
Vitamin Shoppe	272,600	6,654,166	Management Group, Cl. A	332,900 [a]	4,147,934
		69,675,523	Portfolio Recovery Associates	58,600 [a,b]	3,732,820
Consumer Staples—2.1%			Post Properties	145,400 [c]	3,693,160
Diamond Foods	50,200 [a]	2,119,946	S&T Bancorp	137,900	2,340,163
Nu Skin Enterprises, Cl. A	110,400	2,822,928	Signature Bank	116,040 [b]	4,240,102
TreeHouse Foods	91,200 [b]	3,784,800	Susquehanna Bancshares	468,900	3,708,999
		8,727,674	Wintrust Financial	136,500	3,925,740
Energy—5.9%					82,127,266
Brigham Exploration	202,500 [b]	3,102,300	Health Care—12.4%
CARBO Ceramics	63,400	4,801,282	Chemed	79,500	3,967,050
Complete Production Services	183,200 [b]	3,231,648	Cooper	124,200	5,010,228
Gulfport Energy	207,300 [b]	2,357,001	Cubist Pharmaceuticals	162,000 [b]	3,568,860
Lufkin Industries	113,300	4,380,178	Emergent Biosolutions	93,400 [b]	1,696,144
SM Energy	63,590	2,415,784	eResearch Technology	346,900 [b]	2,568,795
Venoco	252,400 [a,b]	4,467,480	Health Net	204,900 [b]	4,893,012
		24,755,673	Healthsouth	164,400 [a,b]	2,673,144
Financial—19.6%			HeartWare International	52,300 [a,b]	3,386,948
Arthur J. Gallagher & Co.	118,800	2,952,180	Inspire Pharmaceuticals	358,231 [b]	1,737,420

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Information
Integra LifeSciences Holdings	78,100 [b]	2,715,537	Technology—18.2%
PAREXEL International	129,100 [b]	2,567,799	Acme Packet	100,000 [b]	3,360,000
Regeneron Pharmaceuticals	64,700 [a,b]	1,422,106	Applied Micro Circuits	196,400 [b]	2,117,192
Salix Pharmaceuticals	121,700 [b]	4,607,562	Brooks Automation	368,900 [b]	2,501,142
Savient Pharmaceuticals	383,400 [a,b]	5,528,628	Coherent	85,700 [b]	3,183,755
Sirona Dental Systems	83,800 [b]	2,641,376	Commvault Systems	107,200 [b]	2,631,760
Volcano	140,600 [b]	3,107,260	Concur Technologies	111,880 [a,b]	5,232,628
		52,091,869	Finisar	301,200 [a,b]	3,852,348
Industrial—17.5%			Insight Enterprises	238,600 [b]	3,135,204
Actuant, Cl. A	218,200	4,324,724	JDS Uniphase	284,200 [b]	2,611,798
Acuity Brands	49,200	1,906,008	Littelfuse	60,300 [b]	2,245,572
AMR	401,100 [a,b]	2,450,721	Microsemi	288,120 [b]	4,033,680
ArvinMeritor	238,200 [b]	3,113,274	MKS Instruments	203,400 [a,b]	3,510,684
Atlas Air Worldwide Holdings	58,000 [b]	2,513,720	Netgear	169,100 [b]	3,571,392
Baldor Electric	119,600 [a]	4,195,568	NetScout Systems	197,000 [b]	3,118,510
BE Aerospace	95,300 [b]	2,568,335	Rackspace Hosting	123,600 [a,b]	2,433,684
Cenveo	451,178 [b]	2,476,967	Riverbed Technology	117,700 [a,b]	4,514,972
CLARCOR	112,700	3,791,228	Skyworks Solutions	253,390 [a,b]	4,525,545
Con-way	86,600	2,269,786	Sourcefire	84,200 [b]	2,136,154
Gardner Denver	58,800	2,807,112	SuccessFactors	147,700 [a,b]	3,116,470
Healthcare Services Group	228,300	4,741,791	Synaptics	42,800 [a,b]	1,130,776
Interface, Cl. A	316,500	4,057,530	Taleo, Cl. A	210,700 [b]	5,400,241
Kansas City Southern	75,000 [b]	2,517,750	Veeco Instruments	121,600 [a,b]	4,040,768
Knight Transportation	70,900 [a]	1,335,756	Wright Express	117,300 [b]	3,766,503
Middleby	43,000 [a,b]	2,364,570			76,170,778
Navistar International	45,500 [b]	1,905,540	Materials—5.2%
Simpson Manufacturing	148,300	3,268,532	Agrium	31,800	2,212,326
Tetra Tech	194,300 [b]	3,526,545	Allied Nevada Gold	105,600 [a,b]	2,476,320
Titan International	191,500 [a]	1,941,810	Carpenter Technology	62,000	1,922,620
TransDigm Group	54,900	3,178,161	Cytec Industries	94,700	4,491,621
Triumph Group	60,000 [a]	3,982,800	Ferro	391,800 [b]	4,192,260
WABCO Holdings	107,800 [b]	3,801,028	RTI International Metals	151,700 [b]	4,186,920
Watsco	80,900	4,154,215	Solutia	152,500 [b]	2,064,850
		73,193,471			21,546,917

The Funds	59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Stock Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—16.7%	Shares	Value ($)
Utilities—2.2%			Registered
Cleco	174,000 [a]	4,929,420	Investment Company;
El Paso Electric	186,400 [b]	4,277,880	Dreyfus
		9,207,300	Institutional Cash
			Advantage Plus Fund
Total Common Stocks			(cost $70,173,617)	70,173,617 [d]	70,173,617
(cost $420,669,177)		417,496,471
			Total Investments
Other Investment—.8%			(cost $494,174,794)	117.2%	491,002,088
Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(17.2%)	(72,156,284)
Plus Money Market Fund			Net Assets	100.0%	418,845,804
(cost $3,332,000)	3,332,000 [d]	3,332,000

a Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $67,775,173 and the total market value of the collateral held by the fund is $70,173,617.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	19.6	Energy	5.9
Information Technology	18.2	Materials	5.2
Industrial	17.5	Utilities	2.2
Money Market Investments	17.5	Consumer Staples	2.1
Consumer Discretionary	16.6
Health Care	12.4		117.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—131.7%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—19.8%			Energy—11.8%
Amazon.com	36,450 [a,b]	4,550,054	Alpha Natural Resources	22,950 [a,b]	852,134
Autoliv	50,310 [b]	2,723,783	Anadarko Petroleum	35,280 [b]	1,622,527
Carnival	55,380 [b]	1,726,748	Apache	10,230 [b]	919,166
DIRECTV, Cl. A	24,540 [a]	930,557	Chevron	42,320 [b]	3,138,451
Home Depot	134,290 [b]	3,734,605	ConocoPhillips	47,980 [b]	2,515,591
Johnson Controls	20,100 [b]	533,253	ENSCO, ADR	66,290 [b]	2,726,508
Las Vegas Sands	22,210 [a]	629,209	EOG Resources	15,520 [b]	1,348,222
Limited Brands	18,290	431,644	Hess	50,980 [b]	2,561,745
Macy’s	95,650 [b]	1,859,436	Newfield Exploration	48,130 [a,b]	2,310,721
Mattel	53,310	1,118,977	Occidental Petroleum	41,110 [b]	3,004,319
Netflix	3,420 [a,b]	429,278	Valero Energy	64,810 [b]	1,022,054
Newell Rubbermaid	141,550 [b]	2,126,081			22,021,438
News, Cl. A	266,690 [b]	3,352,293	Exchange Traded Funds—2.9%
Nordstrom	128,790 [b]	3,724,607	Standard & Poor’s
Staples	103,070 [b]	1,831,554	Depository Receipts
Target	101,920 [b]	5,214,227	S&P 500 ETF Trust	50,980	5,368,704
Time Warner	67,730	2,030,545	Financial—12.6%
		36,946,851	American Express	69,040 [b]	2,752,625
Consumer Staples—17.2%			Bank of America	310,980 [b]	3,871,700
Archer-Daniels-Midland	36,200 [b]	1,114,236	Capital One Financial	63,910 [b]	2,419,633
Clorox	60,600 [b]	3,928,092	Franklin Resources	13,790 [b]	1,330,873
Energizer Holdings	88,560 [a,b]	5,583,708	Genworth Financial, Cl. A	112,060 [a,b]	1,213,610
Kraft Foods, Cl. A	51,410 [b]	1,539,730	Goldman Sachs Group	6,220 [b]	851,767
Molson Coors Brewing, Cl. B	14,360 [b]	625,522	JPMorgan Chase & Co.	119,540 [b]	4,346,474
Nestle, ADR	45,850 [b]	2,363,568	Lincoln National	57,910 [b]	1,352,778
PepsiCo	116,490 [b]	7,476,328	MetLife	46,960 [b]	1,765,696
Philip Morris International	112,454 [b]	5,784,634	Morgan Stanley	39,280 [b]	969,823
Unilever, ADR	101,900 [b]	2,706,464	Wells Fargo & Co.	81,030 [b]	1,908,257
Wal-Mart Stores	18,540	929,596	XL Group	35,450 [b]	634,910
		32,051,878			23,418,146

The Funds	61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care—22.0%			Industrial (continued)
Allergan	8,500 [b]	522,070	General Electric	83,000 [b]	1,201,840
Allscripts Healthcare Solutions	153,010 [a,b]	2,556,797	Ingersoll-Rand	37,300 [b]	1,213,369
AMERIGROUP	10,990 [a,b]	405,530	Norfolk Southern	30,790 [b]	1,652,807
AmerisourceBergen	112,280 [b]	3,062,998	Raytheon	47,050 [b]	2,066,436
Amylin Pharmaceuticals	205,880 [a,b]	4,228,775	Stanley Black & Decker	16,360	877,550
Celgene	8,460 [a,b]	435,859	Textron	75,340 [b]	1,286,054
CIGNA	40,920 [b]	1,318,442	Tyco International	30,830 [b]	1,149,342
Covidien	77,260 [b]	2,730,368			16,515,632
Dendreon	25,170 [a]	902,093	Information
Edwards Lifesciences	10,010 [a,b]	576,276	Technology—26.0%
Express Scripts	16,720 [a,b]	712,272	Akamai Technologies	30,330 [a,b]	1,397,303
Gilead Sciences	40,130 [a]	1,278,542	Apple	33,970 [a,b]	8,267,279
Hospira	50,890 [a,b]	2,613,710	BMC Software	35,510 [a,b]	1,280,491
Human Genome Sciences	100,600 [a,b]	2,926,454	Cisco Systems	147,140 [a,b]	2,950,157
Illumina	10,930 [a]	468,788	EMC	83,530 [a,b]	1,523,587
King Pharmaceuticals	249,540 [a,b]	2,173,493	Equinix	17,510 [a,b]	1,597,087
Mednax	15,920 [a,b]	737,733	Google, Cl. A	8,850 [a,b]	3,982,677
Merck & Co.	49,734 [b]	1,748,647	Informatica	154,000 [a,b]	4,952,640
Pfizer	263,720 [b]	4,201,060	International
Salix Pharmaceuticals	19,110 [a,b]	723,505	Business Machines	20,750 [b]	2,557,023
St. Jude Medical	56,610 [a,b]	1,957,008	Microsoft	89,880 [b]	2,110,382
Thermo Fisher Scientific	29,310 [a,b]	1,234,537	Motorola	585,200 [a,b]	4,406,556
Universal Health Services, Cl. B	44,700	1,403,580	NetApp	91,050 [a,b]	3,682,062
Warner Chilcott, Cl. A	20,250 [a,b]	575,505	Oracle	204,130 [b]	4,466,364
Zimmer Holdings	32,710 [a,b]	1,542,931	Teradata	131,344 [a,b]	4,300,203
		41,036,973	VMware, Cl. A	11,028 [a]	866,470
Industrial—8.9%					48,340,281
AMR	110,200 [a,b]	673,322	Materials—2.2%
Caterpillar	42,370 [b]	2,760,829	CF Industries Holdings	15,880 [b]	1,468,900
Cummins	20,320 [b]	1,512,011	E.I. du Pont de Nemours & Co.	62,650 [b]	2,554,241
Dover	47,410 [b]	2,122,072			4,023,141

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.6%	Shares	Value ($)
Telecommunication Services—4.4%			Registered
AT & T	183,400 [b]	4,957,302	Investment Company;
QUALCOMM	86,530	3,314,964	Dreyfus
		8,272,266	Institutional Preferred
			Plus Money Market Fund
Utilities—3.9%			(cost $2,949,000)	2,949,000 [c]	2,949,000
American Electric Power	33,900 [b]	1,200,399
Entergy	25,130 [b]	1,981,249	Total Investments
NextEra Energy	29,730	1,597,393	(cost $246,839,925)	133.3%	248,102,773
Public Service Enterprise Group	74,450 [b]	2,379,422	Liabilities, Less Cash
		7,158,463	and Receivables	(33.3%)	(61,957,716)
Total Common Stocks			Net Assets	100.0%	186,145,057
(cost $243,890,925)		245,153,773

ADR—American Depository Receipts
a	Non-income producing security.
b	Held by a broker as collateral for open short positions.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	26.0	Telecommunication Services	4.4
Health Care	22.0	Utilities	3.9
Consumer Discretionary	19.8	Exchange Traded Funds	2.9
Consumer Staples	17.2	Materials	2.2
Financial	12.6	Money Market Investments	1.6
Energy	11.8
Industrial	8.9		133.3

† Based on net assets.
See notes to financial statements.

The Funds	63

STATEMENT OF SECURITIES SOLD SHORT

August 31, 2010

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—33.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—5.7%			Health Care (continued)
Big Lots	28,330 [a]	885,595	Charles River
Genuine Parts	35,020	1,468,389	Laboratories International	19,340 [a]	546,355
J Crew Group	31,540 [a]	961,655	Covance	28,330 [a]	1,074,557
J.C. Penney	41,580	831,600	C.R. Bard	9,210	707,605
NIKE, Cl. B	26,960	1,887,200	Dentsply International	37,590	1,045,754
Polo Ralph Lauren	7,750	586,985	Gen-Probe	31,310 [a]	1,409,889
Ross Stores	26,420	1,311,225	Haemonetics	20,840 [a]	1,085,347
Starwood Hotels &			Intuitive Surgical	4,340 [a]	1,150,230
Resorts Worldwide	19,860	928,058	Mylan	53,090 [a]	911,024
Under Armour, Cl. A	25,150 [a]	902,130	Techne	21,910	1,264,864
Urban Outfitters	29,960 [a]	908,387	VCA Antech	29,740 [a]	587,960
		10,671,224			14,399,091
Consumer Staples—8.3%			Information
Campbell Soup	75,450	2,811,267	Technology—10.6%
Church & Dwight	28,380	1,737,707	Altera	106,360	2,623,901
Constellation Brands, Cl. A	58,800 [a]	979,608	Finisar	135,470 [a]	1,732,661
Flowers Foods	86,170	2,226,633	International Rectifier	67,590 [a]	1,240,277
General Mills	56,870	2,056,419	Linear Technology	49,400	1,415,310
Hain Celestial Group	46,350 [a]	1,035,459	Marvell Technology Group	96,330 [a]	1,535,500
H.J. Heinz	61,470	2,842,373	National Semiconductor	140,980	1,777,758
Kroger	48,950	965,784	Skyworks Solutions	104,420 [a]	1,864,941
Tyson Foods, Cl. A	52,390	858,148	Symantec	104,530 [a]	1,424,744
		15,513,398	Texas Instruments	44,540	1,025,756
Energy—.5%			Vishay Intertechnology	212,400 [a]	1,633,356
Baker Hughes	22,190	833,900	Xilinx	98,990	2,390,609
Health Care—7.7%			Yahoo!	77,650 [a]	1,015,662
AstraZeneca, ADR	28,880	1,427,538			19,680,475
Auxilium Pharmaceuticals	26,290 [a]	681,174	Materials—0.2%
Becton Dickinson & Co.	10,200	695,538	Sigma-Aldrich	7,950	422,702
Biogen Idec	20,550 [a]	1,105,590	Total Securities Sold Short
CareFusion	32,700 [a]	705,666	(proceeds $65,318,890)	33.0%	61,520,790

ADR—American Depository Receipts
a Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.0%			Industrial—7.6%
Johnson Controls	277,655	7,366,187	Caterpillar	135,925	8,856,873
Lowe’s	323,370	6,564,411	Honeywell International	233,405	9,123,801
Time Warner Cable	139,600	7,204,756			17,980,674
Walt Disney	299,285	9,753,698	Information Technology—19.1%
		30,889,052	Apple	61,826 [b]	15,046,594
Consumer Staples—10.3%			Cognizant Technology Solutions, Cl. A	153,400 [b]	8,836,607
Avon Products	229,935	6,691,109	Google, Cl. A	23,965 [b]	10,784,729
Coca-Cola	152,800	8,544,576	Salesforce.com	99,560 [b]	10,939,653
Kraft Foods, Cl. A	311,545	9,330,773			45,607,583
		24,566,458	Materials—7.0%
Energy—12.0%			Air Products & Chemicals	95,340	7,058,020
Exxon Mobil	129,900	7,684,884	Cliffs Natural Resources	156,855	9,597,957
Halliburton	249,485 [a]	7,037,972			16,655,977
Occidental Petroleum	92,855	6,785,843	Technology—2.3%
Southwestern Energy	217,645 [b]	7,121,344	International Game Technology	378,600	5,527,560
		28,630,043	Utilities—3.7%
Financial—14.8%			Questar	538,045	8,759,373
Aflac	155,650	7,354,463	Total Common Stocks
Assured Guaranty	398,400	6,155,280	(cost $249,176,282)		238,055,787
Invesco	342,060	6,191,286
Morgan Stanley	330,400	8,157,576	Other Investment—.7%
U.S. Bancorp	359,985	7,487,688	Registered Investment Company;
		35,346,293	Dreyfus Institutional Preferred
Health Care—10.1%			Plus Money Market Fund
Abbott Laboratories	108,360	5,346,482	(cost $1,644,000)	1,644,000 [c]	1,644,000
Allergan	122,900	7,548,518	Total Investments (cost $250,820,282)	100.6%	239,699,787
Baxter International	142,600	6,069,056
			Liabilities, Less Cash and Receivables	(.6%)	(1,355,549)
Covidien	145,125	5,128,718
		24,092,774	Net Assets	100.0%	238,344,238

a	Held by a broker as collateral for open financial options positions.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	19.1	Industrial	7.6
Financial	14.8	Materials	7.0
Consumer Discretionary	13.0	Utilities	3.7
Energy	12.0	Technology	2.3
Consumer Staples	10.3	Money Market Investment	.7
Health Care	10.1		100.6

† Based on net assets.
See notes to financial statements.

The Funds	65

STATEMENT OF OPTIONS WRITTEN

August 31, 2010

BNY Mellon Focused Equity
Opportunities Fund	Contracts		Value ($)
Call Options:
Halliburton,
October 2010 @ 31
(Premiums received $53,971)	400	a	(24,800)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Small/Mid Cap Fund
Common Stocks—96.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—17.8%			Energy—6.9%
Abercrombie & Fitch, Cl. A	34,655 [a]	1,199,063	Atmos Energy	35,790	1,012,857
ArvinMeritor	72,295 [b]	944,896	Brigham Exploration	56,360 [b]	863,435
Foot Locker	140,000	1,643,600	Complete Production Services	65,800 [b]	1,160,712
Guess?	29,000	936,990	Energy XXI (Bermuda)	94,000 [a,b]	1,879,060
Gymboree	27,910 [a,b]	1,050,253	Forest Oil	93,610 [b]	2,445,093
Hertz Global Holdings	131,210 [a,b]	1,116,597	Gulfport Energy	79,030 [b]	898,571
Interface, Cl. A	88,890	1,139,570	New Jersey Resources	27,065	1,007,089
Interpublic Group of Cos	153,020 [b]	1,305,261	Noble Energy	19,000	1,325,820
KB Home	53,840 [a]	555,090	RPC	80,000	1,304,800
Macy’s	80,800	1,570,752	Southwestern Energy	34,000 [b]	1,112,480
Magna International, Cl. A	25,000	1,944,250	Venoco	63,000 [a,b]	1,115,100
MDC Partners, Cl. A	104,204	1,217,103	Walter Energy	16,000	1,152,640
Morgans Hotel Group	242,095 [b]	1,510,673			15,277,657
Navistar International	24,810 [b]	1,039,043	Financial—16.8%
Royal Caribbean Cruises	25,230 [a,b]	619,649	Affiliated Managers Group	18,060 [b]	1,159,633
Saks	212,900 [a,b]	1,679,781	Arch Capital Group	11,565 [b]	922,887
Scripps Networks			Associated Banc-Corp	90,000	1,085,400
Interactive, Cl. A	25,000	1,004,500	Assured Guaranty	63,165	975,899
Skechers USA, Cl. A	88,000 [b]	2,241,360	Axis Capital Holdings	30,780	950,486
Standard-Pacific	264,155 [a,b]	921,901	Brandywine Realty Trust	137,095 [c]	1,506,674
Starwood Hotels &			Camden Property Trust	27,000	1,235,520
Resorts Worldwide	34,000	1,588,820	Cathay General Bancorp	110,000	1,054,900
Talbots	170,590 [a,b]	1,702,488	Centerstate Banks	115,195	992,981
Tenneco	47,890 [b]	1,183,841	Chimera Investment	212,275 [c]	834,241
Titan International	100,410	1,018,157	City National	19,440	941,674
TiVo	101,950 [b]	801,327	CNO Financial Group	138,730 [b]	656,193
Urban Outfitters	36,115 [b]	1,095,007	Cousins Properties	225,000 [c]	1,478,250
Vitamin Shoppe	227,360	5,549,858	Dollar Financial	174,000 [b]	3,365,160
WABCO Holdings	41,515 [b]	1,463,819	Douglas Emmett	82,015	1,322,082
Warnaco Group	35,000 [b]	1,465,800	Enstar Group	15,454 [b]	1,075,907
		39,509,449	Fidelity National Financial, Cl. A	53,070	770,046
Consumer Staples—1.6%			First Interstate BancSystem	114,290 [a]	1,305,192
J & J Snack Foods	38,020	1,435,255	FirstMerit	46,490	804,277
McCormick & Co.	21,165	843,849	Forestar Group	120,585 [b]	1,794,305
Watsco	24,645	1,265,521	Host Hotels & Resorts	102,030 [c]	1,339,654
		3,544,625

The Funds	67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Industrial (continued)
Huntington Bancshares	326,700	1,728,243	Cummins	12,395	922,312
KeyCorp	190,345	1,402,843	Donaldson	34,000	1,424,600
KKR Financial Holdings	242,765 [c]	1,888,712	Goodrich	12,655	866,614
MGIC Investment	97,150 [b]	701,423	JB Hunt Transport Services	44,565	1,459,058
Och-Ziff Capital			Kansas City Southern	49,455 [b]	1,660,204
Management Group, Cl. A	120,625	1,502,987	KBR	54,635	1,267,532
SCBT Financial	25,110	721,912	KVH Industries	106,610 [b]	1,329,427
SunTrust Banks	49,710	1,117,978	Manpower	17,090	726,325
Webster Financial	69,320	1,115,359	Middleby	24,105 [b]	1,325,534
Willis Group Holdings	30,000	872,400	Overseas Shipholding Group	40,000	1,288,000
Zions Bancorporation	33,850	623,855	Roper Industries	23,265	1,351,231
		37,247,073	Toll Brothers	58,970 [b]	1,019,002
Health Care—13.1%			TransDigm Group	19,360 [b]	1,120,750
Alexion Pharmaceuticals	38,880 [b]	2,195,554	UAL	45,900 [b]	972,621
Alliance Healthcare Service	227,740 [b]	956,508			29,224,429
Emergent Biosolutions	82,530 [b]	1,498,745	Information Technology—14.2%
Gilead Sciences	34,000 [b]	1,083,240	American Superconductor	50,790 [a,b]	1,365,743
Health Net	70,000 [b]	1,671,600	Cavium Networks	52,000 [a,b]	1,255,280
Healthcare Services Group	71,430	1,483,601	Ceva	87,205 [b]	1,055,180
Human Genome Sciences	100,110 [b]	2,912,200	China Digital TV Holding, ADR	300,100 [a,b]	2,121,707
Inspire Pharmaceuticals	260,140 [b]	1,261,679	Cree	15,000 [b]	803,100
King Pharmaceuticals	250,000 [b]	2,177,500	F5 Networks	25,240 [b]	2,206,733
MAP Pharmaceuticals	107,990 [b]	1,167,912	Fortinet	87,470 [b]	1,783,513
NuPathe	200,000	1,572,000	Isilon Systems	87,000 [b]	1,735,650
Salix Pharmaceuticals	47,270 [b]	1,789,642	Netezza	81,000 [b]	1,576,260
Savient Pharmaceuticals	277,110 [b]	3,995,926	ON Semiconductor	122,725 [b]	758,440
Sirona Dental Systems	40,000 [b]	1,260,800	OPNET Technologies	105,285	1,658,239
Thoratec	34,000 [b]	1,094,800	Photronics	180,340 [b]	775,462
Universal Health Services, Cl. B	48,000	1,507,200	Priceline.com	2,900 [b]	845,292
Volcano	71,195 [b]	1,573,409	Rackspace Hosting	74,140 [a,b]	1,459,817
		29,202,316	Riverbed Technology	27,665 [b]	1,061,229
Industrial—13.2%			Rovi	40,680 [b]	1,769,987
Advanced Energy Industries	116,380 [b]	1,642,122	Sonic Solutions	229,090 [a,b]	1,844,174
Aircastle	163,930	1,280,293	Sourcefire	110,000 [b]	2,790,700
AMETEK	37,445	1,609,760	SuccessFactors	55,000 [b]	1,160,500
AMR	128,260 [b]	783,669	Varian Semiconductor
Atlas Air Worldwide Holdings	34,000 [b]	1,473,560	Equipment Associates	40,560 [b]	1,006,699
BE Aerospace	40,110 [b]	1,080,964	Veeco Instruments	50,000 [a,b]	1,661,500
Cenveo	621,575 [b]	3,412,447	Vishay Intertechnology	111,060 [b]	854,051
Cooper Industries	28,710	1,208,404			31,549,256

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials—5.5%			Utilities (continued)
Agrium	30,000	2,087,100	Wisconsin Energy	18,000	1,003,320
Carpenter Technology	50,000	1,550,500			7,765,968
Cliffs Natural Resources	40,440	2,474,524	Total Common Stocks
Cytec Industries	22,295	1,057,452	(cost $218,477,319)		213,121,386
Eastman Chemical	22,000	1,354,100
Ferro	141,745 [b]	1,516,671	Other Investment—3.3%
Globe Specialty Metals	104,585 [b]	1,143,114	Registered Investment Company;
Temple-Inland	66,940	1,066,354	Dreyfus Institutional Preferred
		12,249,815	Plus Money Market Fund
Telecommunication Services—3.4%			(cost $7,326,000)	7,326,000 [d]	7,326,000
Acme Packet	63,740 [b]	2,141,664	Investment of Cash Collateral
Aruba Networks	95,960 [b]	1,762,785	for Securities Loaned—8.1%
Ciena	75,780 [a,b]	944,977	Registered Investment Company;
Motricity	200,000 [a]	1,472,000	Dreyfus Institutional Cash
SBA Communications, Cl. A	34,340 [b]	1,229,372	Advantage Fund
		7,550,798	(cost $18,044,546)	18,044,546 [d]	18,044,546
Utilities—3.5%
			Total Investments
Cleco	50,600	1,433,498	(cost $243,847,865)	107.4%	238,491,932
DPL	49,190	1,245,491
			Liabilities, Less Cash and Receivables	(7.4%)	(16,441,420)
EnerNOC	78,270 [a,b]	2,550,037
ITC Holdings	26,460	1,533,622	Net Assets	100.0%	222,050,512

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $17,498,149 and the total market value of the collateral held by the fund is $18,044,546.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Consumer Discretionary	17.8	Energy	6.9
Financial	16.8	Materials	5.5
Information Technology	14.2	Utilities	3.5
Industrial	13.2	Telecommunication Services	3.4
Health Care	13.1	Consumer Staples	1.6
Money Market Investments	11.4		107.4

† Based on net assets.
See notes to financial statements.

The Funds	69

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon International Fund
Common Stocks—98.5%	Shares	Value ($)		Shares	Value ($)
Australia—5.2%			France (continued)
AGL Energy	145,770	1,947,975	Total	489,572	22,874,529
Atlas Iron	751,010 [a]	1,396,488	Valeo	90,260 [a]	3,150,081
Australia & New Zealand			Vivendi	306,175	7,143,087
Banking Group	111,950	2,250,016			128,264,365
BHP Billiton	97,060	3,199,439	Germany—6.1%
BlueScope Steel	1,143,700	2,177,565	Allianz	38,331	3,931,659
Commonwealth Bank of Australia	97,840	4,378,544	BASF	39,850	2,102,565
Foster’s Group	826,584	4,456,613	Bayer	97,274	5,939,174
Insurance Australia Group	1,496,961	4,581,569	Celesio	152,820	3,098,579
Macquarie Group	48,140	1,604,424	Daimler	82,800 [a]	4,025,051
National Australia Bank	382,499	7,895,208	Deutsche Lufthansa	199,776 [a]	3,153,185
Nufarm	1,259,163	4,313,085	Deutsche Telekom	147,500	1,942,093
Primary Health Care	1,265,626	3,637,083	E.ON	391,790	11,024,695
QBE Insurance Group	255,913	3,754,553	HeidelbergCement	38,590	1,547,786
Stockland	828,120	2,902,918	Lanxess	35,770	1,566,589
Westfield Group	308,866	3,437,737	Metro	103,780	5,283,625
		51,933,217	Muenchener Rueckversicherungs	45,660	5,832,556
Austria—.4%			RWE	54,711	3,583,106
Erste Group Bank	98,911	3,589,881	SAP	59,430	2,594,899
Denmark—.4%			Siemens	45,250	4,116,087
Carlsberg, Cl. B	37,280	3,512,521	Stada Arzneimittel	51,150	1,561,835
Finland—2.2%					61,303,484
Fortum	96,850	2,230,062	Hong Kong—2.6%
Nokia	1,648,689	14,092,341	Esprit Holdings	887,237	4,972,976
Sampo, Cl. A	149,190	3,594,051	Hang Seng Bank	732,300	10,044,854
UPM-Kymmene	186,903	2,565,117	Hongkong Land Holdings	761,000	4,086,570
		22,481,571	Hutchison Whampoa	830,700	6,140,479
France—12.8%			Techtronic Industries	637,500	554,009
Alstom	122,290	5,833,148			25,798,888
BNP Paribas	98,040	6,133,790	Ireland—.3%
Carrefour	147,456	6,695,326	CRH	100,395	1,564,875
Credit Agricole	328,254	4,136,921	Dragon Oil	241,020 [a]	1,553,412
Danone	84,465	4,538,960			3,118,287
France Telecom	674,553	13,711,434	Israel—.5%
GDF Suez	415,873	12,877,617	Teva Pharmaceutical
Lagardere	72,520	2,612,286	Industries, ADR	92,910	4,699,388
Legrand	59,030	1,792,721	Italy—3.9%
Peugeot	79,550 [a]	2,089,787	Banco Popolare	354,550	1,993,785
Rhodia	132,140	2,483,350	Buzzi Unicem	236,420	2,145,160
Sanofi-Aventis	326,302	18,719,433	Enel	384,940	1,834,186
Societe Generale	229,382	11,679,701	ENI	403,924	8,021,048
Technip	27,360	1,792,194	Finmeccanica	654,153	6,569,632

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Italy (continued)			Japan (continued)
Parmalat	894,244	2,152,006	Nomura Holdings	732,400	4,123,619
Saras	4,660,158 [a]	7,919,393	Nomura Research Institute	200,400	3,895,408
UniCredit	2,059,690	4,833,985	Panasonic	387,300	4,923,657
Unipol Gruppo Finanziario	5,207,897	3,478,047	Rengo	478,000	3,197,667
		38,947,242	Ricoh	205,800	2,630,987
Japan—25.0%			Ryohin Keikaku	149,600	5,231,815
Asahi Kasei	444,000	2,193,310	Sankyo	84,900	4,295,024
Astellas Pharma	114,100	3,942,772	Secom	108,700	4,729,181
Bridgestone	238,400	4,137,450	Seven & I Holdings	365,300	8,348,720
Canon	115,200	4,696,584	Shimachu	216,300	4,253,394
Central Japan Railway	526	4,245,066	Shimizu	1,173,000	4,160,862
Chuo Mitsui Trust Holdings	2,262,860	8,026,810	Shin-Etsu Chemical	84,400	3,908,059
COCA-COLA WEST	97,600	1,654,355	SMC	30,300	3,736,555
Credit Saison	242,800	3,083,771	Softbank	82,100	2,356,185
Daihatsu Motor	226,000	2,854,255	Sumitomo	97,750	1,120,501
Daito Trust Construction	41,100	2,358,076	Sumitomo Mitsui Financial Group	406,600	12,104,590
Daiwa House Industry	605,890	5,683,149	Sumitomo Trust & Banking	229,000	1,218,462
East Japan Railway	109,100	7,064,683	Tokai Rika	74,700	1,163,047
Fujitsu	700,000	4,849,423	Tokyo Electron	70,900	3,325,152
Hino Motors	719,000	3,166,647	Tokyo Gas	497,000	2,319,057
Hitachi	1,314,000	5,317,938	Tokyo Steel Manufacturing	509,600	5,568,537
Honda Motor	145,300	4,806,436	Toyo Suisan Kaisha	156,000	3,288,609
INPEX	1,122	5,075,110	Toyoda Gosei	211,800	4,331,299
JFE Holdings	38,500	1,136,990	Toyota Motor	233,900	7,962,790
Kaneka	324,000	1,936,055	Trend Micro	22,700	615,799
Kao	110,300	2,564,170	Ushio	175,000	2,957,981
KDDI	1,801	8,682,359	Yahoo! Japan	4,791	1,725,125
Keihin	199,400	3,811,884	Yamada Denki	41,140	2,561,150
Lawson	46,300	2,110,808	Yamato Holdings	248,000	2,916,605
Makita	83,400	2,371,653			250,834,754
Matsumotokiyoshi Holdings	231,500	4,395,221	Luxembourg—.6%
Medipal Holdings	217,800	2,711,806	ArcelorMittal	69,500	2,027,902
Miraca Holding	82,700	2,770,120	L’Occitane International	973,250 [a]	2,004,366
Mitsubishi	218,800	4,688,013	Millicom International Cellular, SDR	23,200	2,129,621
Mitsubishi Chemical Holdings	635,500	3,010,701			6,161,889
Mitsubishi Gas Chemical	737,000	3,982,835	Netherlands—3.1%
Mitsubishi UFJ			Aegon	793,422 [a]	4,060,065
Financial Group	2,746,600	13,110,185	European Aeronautic
Murata Manufacturing	34,170	1,622,882	Defence and Space	234,182 [a]	5,153,363
NEC	907,000	2,310,415	ING Groep	502,690 [a]	4,470,705
Nintendo	7,320	2,037,158	Koninklijke Ahold	147,960	1,821,586
Nippon Express	416,000	1,455,827	Koninklijke Philips Electronics	146,460	4,103,649

The Funds	71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Netherlands (continued)			Switzerland (continued)
Royal Dutch Shell, Cl. A	226,645	6,024,355	UBS	400,804 [a]	6,782,381
TNT	145,930	3,704,145	Zurich Financial Services	19,630	4,377,476
Unilever	66,440	1,779,485			67,622,673
		31,117,353	United Kingdom—20.7%
Norway—1.1%			Anglo American	384,623	13,803,107
Norsk Hydro	1,144,929	5,454,766	BAE Systems	1,115,340	5,040,959
Petroleum Geo-Services	118,000 [a]	1,060,762	Barclays	1,211,980	5,620,863
Subsea 7	88,941 [a]	1,425,787	Berkeley Group Holdings	268,520 [a]	3,372,767
Telenor	231,000	3,384,052	BP	1,494,792	8,725,198
		11,325,367	British American Tobacco	187,990	6,388,961
Singapore—1.7%			BT Group	617,690	1,261,829
DBS Group Holdings	1,195,680	12,243,481	Compass Group	331,710	2,714,056
United Overseas Bank	309,943	4,280,437	Cookson Group	496,780 [a]	3,193,825
		16,523,918	Drax Group	691,720	4,210,534
Spain—2.6%			GlaxoSmithKline	1,208,611	22,632,262
Amadeus IT Holding, Cl. A	105,600 [a]	1,819,974	Home Retail Group	1,500,550	5,030,676
Banco Bilbao Vizcaya Argentaria	451,600	5,445,915	HSBC Holdings	2,253,939	22,251,097
Banco Santander	897,820	10,520,893	IMI	303,590	3,180,050
Gamesa Corp Tecnologica	608,336 [a]	4,085,845	Imperial Tobacco Group	98,440	2,717,502
Iberdrola	654,090	4,608,661	Kingfisher	1,008,640	3,163,408
		26,481,288	Legal & General Group	1,194,830	1,697,764
Sweden—1.9%			Lonmin	37,446 [a]	877,515
Atlas Copco, Cl. A	268,080	4,076,573	Old Mutual	1,293,310	2,524,973
Electrolux, Ser. B	143,040	2,757,635	QinetiQ Group	1,746,998	2,890,944
Investor, Cl. B	275,230	4,751,283	Reed Elsevier	487,733	3,919,577
Sandvik	225,350	2,669,182	Resolution	2,493,617	9,683,207
Telefonaktiebolaget LM			Rexam	875,687	4,063,905
Ericsson, Cl. B	457,987	4,442,596	Rio Tinto	119,800	6,063,125
		18,697,269	Royal Dutch Shell, Cl. A	555,584	14,766,380
Switzerland—6.8%			Royal Dutch Shell, Cl. B	229,350	5,868,819
Adecco	56,810	2,648,988	Smith & Nephew	192,910	1,603,540
Clariant	186,783 [a]	2,402,744	Tesco	479,450	2,992,335
Credit Suisse Group	109,580	4,812,777	Thomas Cook Group	1,533,750	4,274,007
Nestle	130,600	6,766,373	Unilever	655,011	17,298,462
Novartis	408,652	21,474,104	Vodafone Group	4,327,686	10,430,278
Petroplus Holdings	163,120 [a]	1,831,636	Wellstream Holdings	305,530	2,553,737
Roche Holding	103,205	14,028,358	WPP	268,120	2,656,363
Sulzer	25,183	2,497,836			207,472,025

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.3%	Shares	Value ($)
United States—.6%			Registered
iShares MSCI EAFE Index Fund	14,970	747,602	Investment Company;
Transocean	102,220 [a]	5,257,883	Dreyfus
		6,005,485	Institutional Preferred
			Plus Money Market Fund
Total Common Stocks			(cost $2,800,000)	2,800,000 [b]	2,800,000
(cost $1,061,262,140)		985,890,865
			Total Investments
Preferred Stocks—.5%			(cost $1,068,644,214)	99.3%	993,725,240
Germany			Cash and Receivables (Net)	.7%	7,240,129
Volkswagen			Net Assets	100.0% 1,000,965,369
(cost $4,582,074)	50,588	5,034,375

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.3	Information Technology	5.1
Industrial	12.6	Utilities	4.5
Consumer Discretionary	11.0	Telecommunication Services	4.4
Health Care	10.7	Money Market Investment	.3
Energy	9.3	Exchange Traded Funds	.1
Consumer Staples	9.1
Materials	7.9		99.3

† Based on net assets.
See notes to financial statements.

The Funds	73

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Emerging Markets Fund
Common Stocks—90.1%	Shares	Value ($)		Shares	Value ($)
Brazil—9.1%			China (continued)
Banco do Brasil	496,200	8,046,563	China Life Insurance, Cl. H	1,784,000	6,811,480
Banco Santander Brasil, ADR	983,730	12,375,323	China Petroleum & Chemical, ADR	47,760	3,783,070
Centrais Eletricas Brasileiras	193,603	2,355,756	China Petroleum & Chemical, Cl. H	19,194,000	15,199,748
Cia de Saneamento Basico do			China Railway Construction, Cl. H	1,689,000	2,153,930
Estado de Sao Paulo	50,608	962,741	China Railway Group, Cl. H	7,002,000	5,094,819
Cia de Saneamento de			China Vanadium
Minas Gerais—Copasa	446,200	6,285,545	Titano-Magnetite Mining	20,357,000	7,092,074
Cia Energetica de Minas Gerais, ADR	125,572	2,074,449	Fuqi International	186,280 [a]	1,128,857
Cielo	513,900	4,389,181	Great Wall Motor, Cl. H	3,774,000	8,092,601
Empresa Brasileira de			Guangzhou Automobile
Aeronautica, ADR	217,290	5,386,619	Group, Cl. H	5,805,254 [a]	6,806,224
Fleury	706,800	8,692,885	Harbin Power Equipment, Cl. H	4,582,000	4,406,024
Gafisa	991,400	6,830,428	Huaneng Power International, ADR	52,940	1,274,266
Grendene	787,110	3,392,696	Huaneng Power International, Cl. H	8,624,200	5,177,569
Itau Unibanco Holding, ADR	523,944	11,301,472	Industrial & Commercial
Itau Unibanco Holding, ADS	43,890 [a,b,c]	946,707	Bank of China, Cl. H	26,196,000	19,027,144
JBS	1,422,900	6,035,932	Lumena Resources	10,984,000 [a]	3,332,443
Light	31,400	390,835	Maanshan Iron and Steel, Cl. H	11,402,000	5,819,179
Marfrig Alimentos	598,900	5,797,181	PetroChina, ADR	51,850	5,639,725
Obrascon Huarte Lain Brasil	139,100	3,801,737	PetroChina, Cl. H	9,584,000	10,398,709
Petroleo Brasileiro (Preferred), ADR	518,410	15,324,200	Renhe Commercial Holdings	44,912,000	8,891,465
Petroleo Brasileiro, ADR	341,520	11,389,692	Sinotrans, Cl. H	19,119,600	4,670,061
Porto Seguro	609,840	7,430,933	Soho China	2,863,500	1,833,229
Redecard	583,900	7,979,274	Sohu.com	47,470 [a]	2,302,295
Rossi Residencial	1,030,100	8,891,853	TPV Technology	3,521,680	2,100,671
Tele Norte Leste Participacoes, ADR	374,108	5,072,904	Weichai Power, Cl. H	973,000	8,092,958
Totvs	60,900	4,507,900	Weiqiao Textile, Cl. H	7,344,900	4,815,554
Vale, ADR	530,790	14,198,633	Zhejiang Expressway, Cl. H	4,094,000	3,636,772
	163,861,439				198,227,178
China—11.0%			Czech Republic—.2%
Anhui Expressway, Cl. H	1,276,000	843,148	Central European Media
Asia Cement China Holdings	7,751,500	3,288,440	Enterprises, Cl. A	162,239 [a]	3,452,446
AsiaInfo-Linkage	304,120 [a]	5,431,583	Hong Kong—6.4%
Bank of China, Cl. H	20,100,000	10,103,294	BYD Electronic International	10,788,500	5,187,079
Beijing Capital International			China Agri-Industries Holdings	10,189,519	12,391,817
Airport, Cl. H	13,030,000	6,298,287	China Mobile	3,669,400	37,336,720
China Coal Energy, Cl. H	943,000	1,328,656	China Mobile, ADR	225,840	11,590,109
China Communications			China Power International
Services, Cl. H	8,896,000	4,437,278	Development	20,480,920	4,344,338
China Construction Bank, Cl. H	22,918,990	18,915,625	CNOOC	7,297,000	12,607,640

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Hong Kong (continued)			India (continued)
Cosco Pacific	4,915,013	6,470,157	Welspun	880,860	4,364,976
Global Bio-Chem					175,399,813
Technology Group	30,845,920 [a]	4,639,528	Indonesia—1.8%
Guangdong Investment	9,502,000	4,629,610	Astra Agro Lestari	648,500	1,410,407
Hutchison Whampoa	526,000	3,888,157	Astra International	1,328,000	6,996,436
NWS Holdings	3,161,686	5,739,098	Bank Mandiri	8,002,500	5,225,761
Tianjin Development Holdings	9,615,000	6,452,232	Indofood Sukses Makmur	13,330,000	6,712,950
		115,276,485	Indosat	6,967,000	3,392,894
Hungary—1.0%			International Nickel Indonesia	4,625,500	2,188,601
MOL Hungarian Oil and Gas	117,790 [a]	10,919,676	Medco Energi Internasional	8,729,996	2,971,194
OTP Bank	312,710 [a]	6,612,403	Telekomunikasi Indonesia	3,519,400	3,369,431
		17,532,079			32,267,674
India—9.7%			Israel—.3%
Apollo Tyres	5,279,210	8,012,416	Makhteshim-Agan Industries	883,190 [a]	3,033,505
Balrampur Chini Mills	2,882,290	5,131,448	Teva Pharmaceutical Industries, ADR	63,800	3,227,004
Bank of Baroda	496,060	8,093,273			6,260,509
Bank of India	915,330	8,437,507	Malaysia—2.2%
Bharti Airtel	2,121,800	14,513,657	Axiata Group	3,635,000 [a]	5,177,716
Canara Bank	502,600	5,447,160	Genting Malaysia	9,850,960	9,480,076
Chambal Fertilizers & Chemicals	4,478,410	6,306,661	Hong Leong Bank	1,145,200	3,225,967
Federal Bank	174,685	1,262,790	Malayan Banking	4,268,102	11,410,983
Glenmark Pharmaceuticals	778,210	4,590,259	Tenaga Nasional	3,523,310	9,947,430
India Cements	4,173,705	9,487,096			39,242,172
Indian Bank	375,611	1,886,681	Mexico—2.5%
Mahanagar Telephone Nigam	1,705,396	2,218,755	America Movil, ADR, Ser. L	336,690	15,699,855
Mahanagar Telephone Nigam, ADR	274,750	722,593	Consorcio ARA	3,395,900	1,970,741
NMDC	776,973	3,972,407	Desarrolladora Homex, ADR	176,610 [a]	4,911,524
Oil & Natural Gas	259,438	7,324,807	Embotelladoras Arca	1,408,640	5,336,000
Oriental Bank Of Commerce	987,042	8,548,544	Fomento Economico
Patni Computer Systems, ADR	146,140	2,791,274	Mexicano, ADR	198,990	9,690,813
Reliance Industries	729,702	14,258,973	Grupo Continental	1,381,390	3,856,556
Rolta India	1,754,180	6,072,549	Grupo Simec, Ser. B	165,900 [a]	388,500
Sintex Industries	963,930	7,201,557	Industrias CH, Ser. B	300,400 [a]	1,057,820
SpiceJet	4,522,570 [a]	6,707,041	Urbi Desarrollos Urbanos	711,100 [a]	1,314,517
State Bank of India	19,670	1,156,783			44,226,326
State Bank of India, GDR	76,260 [c]	8,979,615	Philippines—.3%
Tata Consultancy Services	745,710	13,250,722	Bank of the Philippine Islands	3,968,308	4,199,268
Tata Motors	562,790	11,674,804	Union Bank of the Philippines	658,800	657,929
Union Bank of India	437,917	2,985,465			4,857,197

The Funds	75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Poland—1.2%			South Korea (continued)
Asseco Poland	301,233	5,257,278	Daegu Bank	535,280	6,228,339
Bank Pekao	57,200	2,782,165	Daehan Steel	227,180	1,584,139
Getin Holding	1,287,410 [a]	3,911,119	Hana Financial Group	205,190	5,279,933
KGHM Polska Miedz	142,110	4,807,455	Hyosung	90,328	8,061,637
Telekomunikacja Polska	1,051,090	5,701,165	Hyundai Development	321,240	7,368,504
		22,459,182	Hyundai Mipo Dockyard	39,894	5,340,718
Russia—5.7%			Hyundai Mobis	95,323	17,253,391
Gazprom, ADR	2,141,840	44,336,088	Jinro	79,930	2,496,771
LUKOIL, ADR	547,270	29,169,491	Kangwon Land	171,180	3,134,040
Magnitogorsk Iron &			KB Financial Group	300,838	12,195,118
Steel Works, GDR	330,790 [b,c]	3,668,461	KB Financial Group, ADR	73,390	2,989,909
MMC Norilsk Nickel, ADR	766,963	13,000,023	Korea Electric Power	424,435 [a]	10,319,693
VimpelCom, ADR	897,250 [a]	13,413,888	Korea Electric Power, ADR	58,910 [a]	725,182
		103,587,951	Korea Exchange Bank	372,970	3,935,333
South Africa—7.6%			Korean Reinsurance	505,986	4,536,950
African Rainbow Minerals	258,280	5,403,042	KT	187,510	6,858,215
Anglo Platinum	48,641 [a]	4,026,485	KT, ADR	195,470	3,649,425
AngloGold Ashanti, ADR	74,057	3,131,870	KT & G	135,705	6,904,667
ArcelorMittal South Africa	337,918	3,775,518	Kukdo Chemical	79,030	2,373,075
Aveng	1,692,871	8,722,590	LG Electronics	92,996	7,477,533
Barloworld	599,740	3,481,338	Lotte Chilsung Beverage	2,408	1,496,338
FirstRand	4,503,524	11,803,813	Nong Shim	40,460	7,188,239
Gold Fields	420,890	6,049,402	POSCO	50,529	20,504,094
JD Group	1,104,158	6,529,130	POSCO, ADR	43,970	4,439,211
Metropolitan Holdings	1,626,111	3,514,605	S-Oil	102,036	4,919,243
MTN Group	1,688,319	27,585,416	Samsung Electronics	82,192	51,828,469
Murray & Roberts Holdings	1,368,410	7,700,205	Samsung Fire & Marine Insurance	34,233	5,468,029
Nampak	1,577,223	3,817,414	Shinhan Financial Group	323,393	12,381,132
Sappi	885,737 [a]	4,197,493	Shinsegae	6,343	3,052,724
Sasol	443,623	16,893,765	SK Telecom	18,502	2,492,345
Sasol, ADR	50,290	1,895,933	SK Telecom, ADR	376,730	6,035,215
Standard Bank Group	1,009,034	14,301,603	Tong Yang Life Insurance	608,560	5,964,284
Telkom	810,340	3,691,854	Woori Finance Holdings	302,320	3,391,612
		136,521,476	Youngone	496,688	3,977,150
South Korea—15.2%			Youngone Holdings	155,572	3,750,130
Busan Bank	712,550	7,577,790	Yuhan	47,988	7,124,751
Chong Kun Dang Pharmaceutical	143,210	2,639,871			273,565,286
CJ Cheiljedang	3,352	622,087

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Taiwan—8.9%			Thailand (continued)
Advanced Semiconductor			PTT	788,300	6,552,121
Engineering	5,717,617	3,935,614			43,322,053
Asia Cement	7,855,728	7,062,651	Turkey—2.7%
Asustek Computer	605,974	4,038,692	Arcelik	1,131,620	5,372,611
AU Optronics	549,000 [a]	473,867	Haci Omer Sabanci Holding	1,324,554	5,985,019
AU Optronics, ADR	658,540 [a]	5,670,029	Hurriyet Gazetecilik	1,837,160	1,684,309
Catcher Technology	2,290,000	5,061,247	KOC Holding	1,646,600	6,415,815
China Steel	946,984	895,723	Turk Sise ve Cam Fabrikalari	1,347,958 [a]	2,012,602
Chinatrust			Turkcell Iletisim Hizmet	587,140	3,710,357
Financial Holding	12,023,599	6,737,329	Turkcell Iletisim Hizmet, ADR	215,240	3,411,554
CTCI	7,026,000	7,720,397	Turkiye Halk Bankasi	1,005,280	8,163,107
First Financial Holding	14,693,162	8,485,468	Turkiye Is Bankasi, Cl. C	3,478,896	12,757,813
Fubon Financial Holding	5,317,976	6,200,488			49,513,187
HON HAI Precision Industry	4,798,568	16,926,958	United Kingdom—.5%
HTC	434,100	7,927,468	African Barrick Gold	787,730	7,333,171
KGI Securities	1,885,000	785,564	JKX Oil & Gas	567,251	2,575,092
Lite-On Technology	13,042	15,023			9,908,263
Nan Ya Printed Circuit Board	1,040,970	3,347,066	United States—1.4%
Powertech Technology	2,422,250	7,183,422	iShares MSCI Emerging
Quanta Computer	7,273,000	11,034,145	Markets Index Fund	630,771	25,268,686
SinoPac Financial Holdings	20,113,225	7,063,551	Total Common Stocks
Taishin Financial Holdings	14,626,165 [a]	5,981,231	(cost $1,487,642,436)	1,625,841,066
Taiwan Semiconductor
Manufacturing	5,902,517	10,852,789	Preferred Stocks—7.8%
Taiwan Semiconductor
			Brazil
Manufacturing, ADR	2,018,867	18,997,538
			Banco Bradesco	844,856	14,652,990
Tatung	25,278,000 [a]	4,229,571
			Banco do Estado do
Transcend Information	1,106,380	2,849,358
			Rio Grande do Sul	534,700	4,712,971
United Microelectronics	15,576,397	6,321,195
			Bradespar	350,400	7,302,286
United Microelectronics, ADR	504,000	1,295,280
			Braskem, Cl. A	633,100 [a]	5,580,292
		161,091,664
			Cia de Bebidas
Thailand—2.4%			das Americas	87,600	9,651,088
Asian Property Development	14,040,400	2,806,314	Cia de Tecidos do Norte
Bangchak Petroleum	10,035,900	4,779,334	de Minas—Coteminas	721,960	1,788,200
Bangkok Bank	1,425,900	6,691,708	Cia Energetica
Banpu	235,900	4,345,810	de Minas Gerais	473,058	7,541,992
Charoen Pokphand Foods	4,948,600	3,606,385	Cia Paranaense
Kasikornbank	4,167,000	14,540,381	de Energia, Cl. B	655,900	14,359,775

The Funds	77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Preferred Stocks (continued)	Shares	Value ($)	Other Investment—1.5%	Shares	Value ($)
Brazil (continued)			Registered Investment Company;
Itau Unibanco Holding	682,135	14,689,450	Dreyfus Institutional Preferred
Petroleo Brasileiro	1,646,600	24,432,966	Plus Money Market Fund
Usinas Siderurgicas de			(cost $27,100,000)	27,100,000 [d] 27,100,000
Minas Gerais, Cl. A	119,950	3,007,202	Total Investments
Vale, Cl. A	1,125,600	26,552,944	(cost $1,626,919,727)	99.4%	1,793,374,122
Vivo Participacoes	256,400	6,160,900
			Cash and Receivables (Net)	.6%	9,990,188
Total Preferred Stocks
(cost $112,177,291)		140,433,056	Net Assets	100.0%	1,803,364,310

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts
a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of Directors.At August 31, 2010, the value of these securities amounted to $4,615,168 or .3% of net assets.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a total market value of $13,594,783 or .8% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.4	Consumer Staples	5.6
Energy	13.9	Utilities	3.6
Materials	12.0	Money Market Investment	1.5
Information Technology	11.8	Health Care	1.5
Telecommunication Services	10.3	Exchange Traded Funds	1.4
Consumer Discretionary	7.7
Industrial	6.7		99.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon International Appreciation Fund
Common Stocks—98.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.3%			Consumer Staples—10.5%
Adidas, ADR	11,075	280,751	Aeon, ADR	79,968	842,863
Bridgestone, ADR	14,362	495,489	Ajinomoto, ADR	4,423	434,030
British Sky Broadcasting Group, ADR	13,695	589,570	British American Tobacco, ADR	26,200	1,780,028
Casio Computer, ADR	4,290	285,080	Coca Cola Hellenic Bottling, ADR	11,185	261,282
Compass Group, ADR	42,121	343,707	Coca-Cola Amatil, ADR	65,681	1,397,692
Daimler	31,607 [a]	1,523,457	DANONE, ADR	79,602	854,925
Denso, ADR	5,786	632,178	Delhaize Group, ADR	16,273	1,089,640
Electrolux, Cl. B, ADR	12,867	495,508	Diageo, ADR	14,398	943,069
Fiat, ADR	39,395	460,921	Foster’s Group, ADR	120,506	643,502
Hennes & Mauritz, ADR	138,406	906,559	Heineken, ADR	18,509	412,751
Honda Motor, ADR	57,648	1,898,349	Henkel & Co., ADR	14,272	671,212
Intercontinental Hotels Group, ADR	25,633	390,647	Imperial Tobacco Group, ADR	13,887	763,646
Kingfisher, ADR	66,928	414,284	J. Sainsbury, ADR	14,245	318,803
LVMH Moet Hennessy			Kao, ADR	22,970	531,755
Louis Vuitton, ADR	38,319	889,767	Kirin Holdings, ADR	35,382	486,503
Marks & Spencer Group, ADR	43,055	449,925	Koninklijke Ahold, ADR	35,754	436,199
Marui Group, ADR	32,401	431,257	L’Oreal, ADR	44,914	888,399
Mediaset, ADR	21,720	400,734	Nestle, ADR	99,955	5,152,680
Nissan Motor, ADR	54,662 [a]	832,502	Orkla, ADR	26,607	223,007
Panasonic, ADR	59,420	749,286	Sabmiller, ADR	24,142	684,184
Pearson, ADR	21,712	321,772	Shiseido, ADR	22,862	508,680
Peugeot, ADR	12,756 [a]	333,952	Tesco, ADR	77,821	1,455,253
Publicis Groupe, ADR	42,032	877,208	Unilever (NY Shares)	39,403	1,055,606
Reed Elsevier, ADR	10,831	347,025	Unilever, ADR	27,090	719,510
Sega Sammy Holdings, ADR	136,084	500,789	Yamazaki Baking, ADR	5,023	611,350
Sharp, ADR	42,418	400,002			23,166,569
Sodexo, ADR	26,462	1,526,593	Energy—7.4%
Sony, ADR	35,522	994,261	BG Group, ADR	20,587	1,653,136
Sumitomo Electric Industries, ADR	3,702	398,107	BP, ADR	84,595	2,946,444
Television Broadcasts, ADR	49,737	491,402	ENI, ADR	41,275	1,636,554
Toyota Motor, ADR	40,448	2,743,992	Repsol, ADR	29,557	673,308
Vivendi, ADR	24,593	569,328	Royal Dutch Shell, Cl. A, ADR	46,998	2,493,244
Volkswagen, ADR	15,442	281,816	Royal Dutch Shell, Cl. B, ADR	39,993	2,052,841
Wolters Kluwer, ADR	11,972	222,679	Statoil, ADR	32,955	617,577
WPP, ADR	8,629	427,653	Technip, ADR	8,428	552,034
		22,906,550

The Funds	79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Total, ADR	62,169	2,900,184	Mitsubishi UFJ Financial Group, ADR	350,892	1,666,737
Woodside Petroleum, ADR	21,015	781,758	Mizuho Financial Group, ADR	230,842	710,993
		16,307,080	MS&AD Insurance
Financial—24.5%			Group Holdings, ADR	49,502	549,472
Aegon (NY Shares)	82,300 [a]	420,553	National Australia Bank, ADR	67,129	1,392,927
Ageas, ADR	128,757	316,742	National Bank of Greece, ADR	136,731 [a]	337,726
Allianz, ADR	164,170	1,676,176	Nomura Holdings, ADR	128,957	722,159
Alpha Bank, ADR	55,424	96,438	ORIX, ADR	10,179	378,353
Australian & New Zealand			Prudential, ADR	53,350	923,488
Banking Group, ADR	84,598	1,710,572	Shinsei Bank, ADR	57,546 [a]	85,168
AXA, ADR	66,100	1,020,584	Shizuoka Bank, ADR	3,560	298,045
Banco Bilbao Vizcaya			Sino Land, ADR	37,855	330,444
Argentaria, ADR	139,898	1,687,170	Social Generale, ADR	109,645	1,118,379
Banco Santander, ADR	234,383	2,739,937	Sumitomo Mitsui
Bank of Yokohama, ADR	8,083	347,811	Financial Group, ADR	332,593	981,149
Barclays, ADR	71,444	1,323,857	Sumitomo Trust & Banking, ADR	75,933	403,204
BNP Paribas, ADR	49,361	1,536,114	Sun Hung Kai Properties, ADR	49,737	697,313
British Land, ADR	47,476	337,080	Suruga Bank, ADR	3,621	316,520
Capitaland, ADR	61,696	351,050	Swire Pacific, ADR	43,906	522,920
Cheung Kong Holdings, ADR	50,143	624,782	Swiss Reinsurance, ADR	15,329	632,168
City Developments, ADR	87,591	707,350	Tokio Marine Holdings, ADR	33,355	884,575
Commerzbank, ADR	37,925 [a]	299,607	Tokyu Land, ADR	10,001	395,419
Commonwealth Bank of Australia, ADR	16,423 [b]	2,205,753	UBS	106,851 [a]	1,798,302
Credit Agricole, ADR	22,091	138,511	United Overseas Bank, ADR	24,700	681,720
Credit Suisse Group, ADR	34,774	1,525,883	Westfield Group, ADR	28,114	626,073
Daiwa House Industry, ADR	4,061	381,775	Westpac Banking, ADR	19,023	1,849,797
Daiwa Securities Group, ADR	89,390	362,923	Zurich Financial Services, ADR	49,197	1,095,617
Danske Bank, ADR	27,008 [a]	295,468			54,225,819
Deutsche Bank	21,989	1,378,271	Health Care—7.2%
DnB NOR, ADR	482 [b]	53,342	AstraZeneca, ADR	38,812	1,918,477
Erste Group Bank, ADR	4,433	80,858	Cie Generale d’Opitique Essilor
Hachijuni Bank, ADR	2,799	149,047	International, ADR	15,084	457,498
Hang Seng Bank, ADR	32,669	444,625	Eisai, ADR	28,923	1,044,120
HSBC Holdings, ADR	96,578	4,751,638	Elan, ADR	9,218 [a]	40,375
Hysan Development, ADR	89,301	565,990	Fresenius Medical Care & Co., ADR	7,675	434,865
ING Groep, ADR	146,569 [a]	1,301,533	GlaxoSmithKline, ADR	66,999	2,505,763
Intesa Sanpaolo, ADR	151,034	2,538,882	Novartis, ADR	37,887	1,988,689
Legal & General Group, ADR	92,800	654,240	Novo Nordisk, ADR	23,115	1,979,106
Lend Lease, ADR	184,716	1,140,991	Roche Holding, ADR	79,516	2,697,978
Lloyds Banking Group, ADR	191,480	804,216	Sanofi-Aventis, ADR	60,039	1,717,716
Mitsubishi Estate, ADR	5,695	857,382	Smith & Nephew, ADR	8,293	342,916

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Teva Pharmaceutical Industries, ADR	17,900	905,382	SKF, ADR	38,690	689,456
		16,032,885	Sumitomo, ADR	28,536	322,457
Industrial—11.7%			TNT, ADR	18,567	470,859
ABB, ADR	88,972 [a]	1,723,388	Tomkins, ADR	27,526	542,813
Air France, ADR	40,458 [a]	530,809	Toppan Printing, ADR	7,981	298,090
All Nippon Airways, ADR	79,722 [a]	577,243	Toto, ADR	4,089	259,652
Asahi Glass, ADR	66,076	634,330	Vestas Wind Systems, ADR	11,708 [a]	144,243
Atlas Copco, Cl. A, ADR	47,447	720,720	Volvo, ADR	65,152 [a]	753,809
Atlas Copco, Cl. B, ADR	47,220	646,914	Wolseley, ADR	8,599 [a]	16,166
Bae Systems, ADR	11,421	206,377			25,809,910
British Airways, ADR	11,481	369,918	Information Technology—5.0%
Dai Nippon Printing, ADR	30,828	356,372	Advantest, ADR	17,445	329,885
Deutsche Lufthansa, ADR	34,416 [a]	538,266	Canon, ADR	37,897	1,550,366
European Aeronautic Defence			Computershare, ADR	47,642	404,957
and Space, ADR	19,043 [a]	419,898	Dassault Systemes, ADR	6,885	415,992
Experian, ADR	29,740	283,422	Fujifilm Holdings, ADR	19,819	593,579
Hutchison Whampoa, ADR	9,330	341,665	Fujitsu, ADR	13,602	474,302
Invensys, ADR	88,290	312,361	Hitachi, ADR	11,435 [a]	463,689
ITOCHU, ADR	5,941	489,063	Kyocera, ADR	7,112	608,503
Kajima, ADR	12,417	291,313	Nidec, ADR	26,881	586,006
Kawasaki Heavy Industries, ADR	38,754	413,525	Nintendo, ADR	26,353	915,767
Keppel, ADR	37,443	492,750	Nokia, ADR	112,414	962,264
Komatsu, ADR	35,588	719,945	Omron, ADR	21,660	455,510
Koninklijke Philips			Ricoh, ADR	4,031	257,823
Electronics (NY Shares)	33,142	924,993	Sage Group, ADR	16,187	243,938
Kubota, ADR	16,871	674,165	SAP, ADR	22,962	999,765
Marubeni, ADR	5,423	276,302	TDK, ADR	8,571	445,692
Metso, ADR	18,812	689,302	Telefonaktiebolaget LM
Mitsubishi Electric, ADR	9,155	731,210	Ericsson, ADR	104,404	1,005,410
Mitsubishi, ADR	21,557	916,173	Trend Micro, ADR	12,337	331,619
Mitsui & Co., ADR	2,811	722,427			11,045,067
MTR, ADR	9,562	341,741	Materials—10.8%
Neptune Orient Lines, ADR	77,900 [a]	439,325	Air Liquide, ADR	36,988	767,500
Nippon Yusen, ADR	63,873	484,796	Akzo Nobel, ADR	5,605	294,823
NSK, ADR	7,242	427,640	Alumina, ADR	49,520	303,558
Olympus, ADR	62,140	1,471,475	Amcor, ADR	26,296	627,160
Rolls-Royce Group, ADR	14,497	613,223	Anglo American, ADR	83,894	1,494,152
Ryanair Holdings, ADR	10,360 [a]	293,706	ArcelorMittal (NY Shares)	21,105	610,568
Sandvik, ADR	50,376	591,918	Asahi Kasei, ADR	8,897	435,063
Secom, ADR	4,640	399,550	BASF, ADR	31,896	1,679,005
Siemens, ADR	24,811	2,246,140

The Funds	81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Materials (continued)			Telecommunications (continued)

Bayer, ADR	24,830	1,510,657	Hellenic Telecommunications

BHP Billiton, ADR	33,034	1,846,601	Organization, ADR	7,159	23,983

BHP Billiton, ADR	49,704	3,306,807	Koninklijke KPN, ADR	40,229	582,516

Boral, ADR	29,021	454,611	NICE Systems, ADR	1,700 [a]	45,560

CRH, ADR	16,353	256,252	Nippon Telegraph &

James Hardie Industries, ADR	15,724 [a]	378,162	Telephone, ADR	39,582	852,596

Johnson Matthey, ADR	6,130	297,918	NTT Docomo, ADR	56,665	955,939

Kobe Steel, ADR	52,450	543,424	Portugal Telecom, ADR	17,340	202,358

Koninklijke DSM, ADR	11,846	123,198	Singapore
			Telecommunications, ADR	23,960	542,694
Lafarge, ADR	20,620	236,099
			Swisscom, ADR	7,236	280,395
Newcrest Mining, ADR	17,239	571,473
			Telecom Corp New Zealand, ADR	13,228	93,125
Nippon Steel, ADR	21,965	722,648
			Telecom Italia, ADR	29,570	324,679
Nisshin Steel, ADR	6,880	221,222
			Telecom Italia, ADR	26,496	359,551
Nitto Denko, ADR	1,531	485,342
			Telefonica, ADR	38,476	2,559,039
Norsk Hydro, ADR	40,233	189,900
			Telenor, ADR	6,496	284,460
Oji Paper, ADR	848	40,193
			Telstra, ADR	30,948	379,732
Panasonic Electric Works, ADR	3,672	484,116
			Vodafone Group, ADR	131,524	3,180,250
Rexam, ADR	13,836	318,090
					13,277,240
Rio Tinto, ADR	38,400	1,936,512
			Utilities—5.1%
Stora Enso, ADR	52,234	401,157
			Centrica, ADR	44,440	887,022
Sumitomo Metal Industries, ADR	22,929	535,163
			CLP Holdings, ADR	76,213	589,126
Svenska Cellulosa, ADR	38,119	504,314
			E.ON, ADR	56,894	1,598,721
Syngenta, ADR	18,695	860,718
			Enel, ADR	168,807	803,521
Taiheiyo Cement, ADR	12,787 [a]	143,144
			Energias de Portugal, ADR	11,130	338,018
Teijin, ADR	14,424	443,826
			GDF Suez, ADR	36,436	1,122,958
Toray Industries, ADR	8,528	453,348
			Hong Kong & China Gas, ADR	217,154	508,140
UPM-Kymmene, ADR	39,622	540,444
			Iberdrola, ADR	47,893	1,343,399
		24,017,168
			International Power, ADR	11,394	644,786
Telecommunications—6.0%
			National Grid, ADR	15,908	670,840
Alcatel-Lucent, ADR	87,481 [a]	224,826
			RWE, ADR	21,130	1,379,789
BT Group, ADR	23,103	470,377
			Scottish & Southern Energy, ADR	35,782	629,405
Deutsche Telekom, ADR	70,834	926,509
			United Utilities Group, ADR	14,047	243,575
France Telecom, ADR	48,702	988,651

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.9%	Shares	Value ($)
Utilities (continued)			Registered Investment Company;
Veolia Enviroment, ADR	26,277	610,677	Dreyfus
		11,369,977	Institutional
Total Common Stocks			Preferred Plus
(cost $279,750,616)		218,158,265	Money Market Fund
			(cost $1,978,000)	1,978,000 [d]	1,978,000

	Principal		Total Investments
Short-Term Investments—.1%	Amount ($)	Value ($)	(cost $281,958,610)	99.5%	220,366,260
U.S. Treasury Bills;			Cash and Receivables (Net)	.5%	1,162,802
0.12%, 9/9/10
(cost $229,994)	230,000 [c]	229,995	Net Assets	100.0%	221,529,062

ADR—American Depository Receipts
a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a total market value of $2,259,095 or 1.0% of net assets.
c Held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.5	Health Care	7.2
Industrial	11.7	Telecommunications	6.0
Materials	10.8	Utilities	5.1
Consumer Staples	10.5	Information Technology	5.0
Consumer Discretionary	10.3	Short-Term/Money Market Investments	1.0
Energy	7.4		99.5

† Based on net assets.
See notes to financial statements.

The Funds 83

STATEMENT OF FINANCIAL FUTURES

August 31, 2010

		Market Value		Unrealized
BNY Mellon		Covered by		Appreciation
International Appreciation Fund	Contracts	Contracts ($)	Expiration	(Depreciation) ($)
Financial Futures Long
SPI 200 Futures	3	292,735	September 2010	(3,857)
DJ Euro STOXX 50	32	1,060,435	September 2010	(34,658)
FTSE 100	10	797,727	September 2010	10,091
TOPIX	8	762,290	September 2010	(29,501)
Gross Unrealized Appreciation				10,091
Gross Unrealized Depreciation				(68,016)

See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Balanced Fund
	Coupon	Maturity	Principal
Bonds and Notes	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Certificates—.1%
CIT Equipment Collateral, Ser. 2009-VT1, Cl. A2	2.20	6/15/11	396,638 [a]	396,980
Asset-Backed Ctfs./Auto Receivables—1.1%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000	301,274
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	713,170	714,218
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	1,520,000	1,546,249
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	325,674	334,444
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	406,381	414,792
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	326,195	330,061
				3,641,038
Automotive, Trucks & Parts—.2%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	750,000	848,737
Banks—2.2%
Bank of America, Sub. Notes	5.49	3/15/19	1,250,000	1,277,408
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	520,000	536,723
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	1,200,000	1,303,850
Citigroup, Sub. Notes	5.00	9/15/14	500,000	514,220
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	508,665
Goldman Sachs Group, Sr. Unscd. Notes	3.63	8/1/12	465,000	481,528
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	614,693
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	535,000	585,000
Morgan Stanley, Sub. Notes	4.75	4/1/14	855,000	881,228
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	585,000	611,068
				7,314,383
Commercial & Professional Services—.2%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	870,000 [a]	872,547
Commercial Mortgage Pass-Through Ctfs.—2.0%
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	260,000 [b]	261,200
Bear Stearns Commercial Mortgage Securities,
Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	695,000	705,386
Chase Commercial Mortgage Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	136,034	135,966
CS First Boston Mortgage Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	135,155	135,234
First Union National Bank Commercial
Mortgage, Ser. 2001-C2, Cl. A2	6.66	1/12/43	417,041	421,867
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	865,000 [b]	891,285
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	380,000	392,863
GMAC Commercial Mortgage Securities, Ser. 2001-C1, Cl. D	7.03	4/15/34	635,000 [b]	643,149
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	30,488	31,155
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2001-CIB2, Cl. A3	6.43	4/15/35	1,182,295	1,212,916
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	63,471 [b]	63,492
LB-UBS Commercial Mortgage Trust, Ser. 2000-C5, Cl. A2	6.51	12/15/26	335,561	336,386

The Funds	85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	831,270	845,732
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	81,261	82,350
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Cl. A4	5.29	7/15/42	61,787 [b]	61,722
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	505,085	516,154
				6,736,857
Diversified Financial Services—1.7%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	915,000	1,069,794
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	710,000	836,536
General Electric Capital, Notes	5.63	9/15/17	795,000	879,427
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	940,000	1,015,012
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	435,000	476,854
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	895,000	975,389
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	545,000	575,347
				5,828,359
Electric Utilities—.2%
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	510,000	557,574
Entertainment—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	328,000 [a]	318,855
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	410,000 [a]	398,569
				717,424
Food & Beverages—.6%
Diageo Finance, Gtd. Notes	5.50	4/1/13	435,000	480,902
General Mills, Sr. Unscd. Notes	5.65	2/15/19	195,000	230,362
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	845,000	905,113
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	570,000	634,302
				2,250,679
Foreign/Governmental—.6%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	805,000 [c]	877,072
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	825,000	930,188
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	185,000	216,913
				2,024,173
Industrials—.2%
CRH America, Gtd. Notes	5.30	10/15/13	695,000	745,800
Manufacturing—.3%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	900,000	946,613
Media & Telecommunications—2.0%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	670,000	791,328
AT&T, Sr. Unscd. Notes	5.88	8/15/12	695,000	758,704
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	465,000	548,958
Comcast, Gtd. Notes	5.90	3/15/16	735,000	849,977
News America Holdings, Gtd. Debs.	7.60	10/11/15	365,000	440,298

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
News America, Gtd. Notes	6.15	3/1/37	250,000	274,944
Rogers Communications, Gtd. Notes	6.38	3/1/14	530,000	606,610
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	745,000	805,065
Time Warner, Gtd. Notes	3.15	7/15/15	435,000	447,550
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	1,050,000	1,201,899
				6,725,333
Municipal Bonds—1.3%
California GO (Build America Bonds) (Various Purpose)	7.30	10/1/39	1,350,000	1,493,991
Illinois, GO	4.42	1/1/15	440,000	450,094
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	1,275,000	1,444,652
Municipal Electric Authority of Georgia, GO (Plant Vogtle
Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/57	425,000	455,655
State of Washington Motor Vehicle
Fuel Tax GO (Build America Bonds)	3.55	8/1/17	500,000	523,425
				4,367,817
Oil & Gas—.3%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	700,000	694,112
Shell International Finance, Gtd. Notes	3.10	6/28/15	250,000	262,030
				956,142
Property & Casualty Insurance—.4%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	535,000	671,824
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	590,000	633,591
				1,305,415
Real Estate—.2%
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	685,000	768,607
Technology—.6%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	320,000	421,340
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	751,792
Oracle, Sr. Unscd. Notes	5.75	4/15/18	765,000	916,711
				2,089,843
Transportation—.1%
GATX, Sr. Unscd. Notes	4.75	5/15/15	250,000	267,014
U.S. Government Agencies—1.8%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	735,000	757,448
Federal Home Loan Banks, Bonds	3.63	10/18/13	470,000	509,709
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	9/28/12	875,000 [d]	875,797
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	11/5/12	875,000 [d]	877,164
Federal National Mortgage Association, Notes	2.00	9/28/12	875,000 [d]	875,975
Federal National Mortgage Association, Notes	2.63	12/10/14	670,000 [d]	674,236
Federal National Mortgage Association, Notes	3.00	9/16/14	530,000 [d]	566,191
Federal National Mortgage Association, Notes	4.38	7/17/13	775,000 [d]	851,899
				5,988,419

The Funds	87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Securities (continued)
Mortgage-Backed—13.4%			U.S. Treasury Notes (continued):
Federal Home Loan Mortgage Corp.:			2.63%, 8/15/20	500,000	506,485
4.50%, 3/1/21—7/1/40	763,139 [d]	803,176	3.13%, 5/15/19	695,000	740,501
5.00%, 4/1/22—7/1/40	6,328,504 [d]	6,735,698	3.25%, 5/31/16	165,000 [c]	179,979
5.50%, 12/1/37—12/1/38	3,848,232 [d]	4,115,516	3.38%, 11/15/19	500,000	540,118
5.76%, 4/1/37	196,855 [b,d]	209,974	3.50%, 5/15/20	605,000	659,308
6.00%, 7/1/37—6/1/39	2,938,128 [d]	3,163,899	3.63%, 2/15/20	3,245,000	3,571,781
6.50%, 4/1/39	618,080 [d]	672,818	4.00%, 11/15/12	5,160,000	5,560,302
6.50%, 4/1/39	943,299 [d]	1,026,838	4.25%, 8/15/13	2,600,000	2,873,203
7.00%, 8/1/29	65,759 [d]	74,593	4.25%, 11/15/13	1,065,000	1,184,480
Federal National Mortgage Association:			4.50%, 11/15/15	945,000	1,095,019
4.00%, 9/1/24—1/1/25	1,864,914 [d]	1,964,999	4.50%, 5/15/17	615,000	717,869
4.50%, 3/1/23—5/1/40	7,115,921 [d]	7,507,251	5.13%, 5/15/16	1,390,000	1,662,571
5.00%, 4/1/23—7/1/23	1,764,607 [d]	1,878,239			32,927,886
5.50%, 4/1/36—6/1/38	3,118,585 [d]	3,345,707	Total Bonds and Notes
5.55%, 4/1/37	300,186 [b,d]	319,747	(cost $126,621,392)		133,636,116
5.82%, 8/1/37	1,133,017 [b,d]	1,216,225
5.88%, 5/1/37	496,578 [b,d]	533,202
6.00%, 4/1/33—10/1/38	3,508,334 [d]	3,802,412	Common Stocks—34.9%	Shares	Value ($)
6.50%, 10/1/36—1/1/39	3,270,387 [d]	3,569,055	Consumer Discretionary—4.9%
7.00%, 6/1/32	87,581 [d]	99,276	Amazon.com	13,880 [f]	1,732,640
Ser. 2003-64, Cl. BC,
			Autoliv	30,900	1,672,926
5.50%, 3/25/30	1,089,165 [d]	1,116,940
			Carnival	17,920	558,746
Government National
Mortgage Association I:			DIRECTV, Cl. A	15,940 [f]	604,445
5.00%, 11/15/34—3/15/36	2,249,119	2,432,370	Home Depot	50,400	1,401,624
6.00%, 7/15/38	706,619	770,541	Las Vegas Sands	14,550 [f]	412,202
		45,358,476	Limited Brands	34,380	811,368
U.S. Government Securities—9.7%			Mattel	34,690	728,143
U.S. Treasury Bonds;			Newell Rubbermaid	75,450	1,133,259
6.25%, 8/15/23	310,000	423,441	News, Cl. A	75,010	942,876
U.S. Treasury Inflation			News, Cl. B	93,990	1,325,259
Protected Securities:
			Nordstrom	47,800	1,382,376
Bonds, 2.38%, 1/15/27	1,399,714 [e]	1,611,420
Notes, 0.50%, 4/15/15	658,806 [e]	672,239	Stanley Black & Decker	10,750	576,630
Notes, 0.63%, 4/15/13	582,656 [e]	596,039	Target	36,950	1,890,362
Notes, 1.38%, 7/15/18	1,106,837 [e]	1,168,318	Time Warner	22,443	672,841
Notes, 1.38%, 1/15/20	932,382 [e]	974,339	Whirlpool	10,530	780,905
Notes, 2.38%, 1/15/17	1,399,714 [e]	1,562,103
					16,626,602
U.S. Treasury Notes:
			Consumer Staples—3.3%
0.75%, 8/15/13	30,000	30,042
1.13%, 12/15/12	55,000	55,713	Clorox	21,850	1,416,317
1.13%, 6/15/13	990,000	1,002,223	Energizer Holdings	23,760 [f]	1,498,068
1.38%, 10/15/12	315,000	320,759	Nestle, ADR	30,720	1,583,616
1.38%, 5/15/13	525,000	535,215	PepsiCo	49,870	3,200,657
1.75%, 4/15/13	1,720,000	1,770,253
			Philip Morris International	32,900	1,692,376
1.75%, 7/31/15	2,315,000 [c]	2,363,837
2.38%, 9/30/14	205,000	215,715	Unilever, ADR	66,200	1,758,272
2.63%, 7/31/14	315,000	334,614			11,149,306

BNY Mellon Balanced Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy—4.2%			Health Care (continued)
Alpha Natural Resources	15,760 [f]	585,169	Pfizer	184,730	2,942,749
Anadarko Petroleum	22,990	1,057,310	St. Jude Medical	16,480 [f]	569,714
Apache	6,730	604,691	Thermo Fisher Scientific	13,050 [f]	549,666
Chevron	24,040	1,782,806	Zimmer Holdings	16,200 [f]	764,154
ConocoPhillips	28,960	1,518,373			15,869,830
ENSCO, ADR	27,600	1,135,188	Industrial—3.1%
EOG Resources	10,390	902,579	AMR	71,310 [f]	435,704
Hess	33,210	1,668,803	Caterpillar	28,380	1,849,241
Newfield Exploration	32,570 [f]	1,563,686	Cummins	15,900	1,183,119
Occidental Petroleum	34,790	2,542,453	Dover	33,060	1,479,766
Valero Energy	43,360	683,787	General Electric	55,900	809,432
		14,044,845	Ingersoll-Rand	24,230	788,202
Exchange Traded Funds—.6%			Norfolk Southern	20,000	1,073,600
Standard & Poor’s			Raytheon	32,270	1,417,298
Depository Receipts			Textron	51,430	877,910
S&P 500 ETF Trust	20,470	2,155,696	Tyco International	20,032	746,793
Financial—4.5%					10,661,065
American Express	42,610	1,698,861	Information Technology—6.7%
Bank of America	214,540	2,671,023	Apple	16,260 [f]	3,957,196
Capital One Financial	39,810	1,507,207	BMC Software	25,250 [f]	910,515
Franklin Resources	9,030	871,485	Cisco Systems	97,480 [f]	1,954,474
Genworth Financial, Cl. A	77,310 [f]	837,267	EMC	54,450 [f]	993,168
Goldman Sachs Group	4,000	547,760	Google, Cl. A	4,320 [f]	1,944,086
JPMorgan Chase & Co.	74,972	2,725,982	Informatica	56,000 [f]	1,800,960
Lincoln National	39,950	933,232	International
MetLife	32,510	1,222,376	Business Machines	13,790	1,699,342
Morgan Stanley	25,760	636,014	Microsoft	58,480	1,373,110
Wells Fargo & Co.	55,240	1,300,902	Motorola	186,680 [f]	1,405,700
XL Group	20,670	370,200	NetApp	36,110 [f]	1,460,288
		15,322,309	Oracle	101,380	2,218,194
Health Care—4.7%			QUALCOMM	43,490	1,666,102
Allscripts Healthcare Solutions	51,460 [f]	859,897	Teradata	42,333 [f]	1,385,982
AmerisourceBergen	59,100	1,612,248			22,769,117
Amylin Pharmaceuticals	73,900 [f]	1,517,906	Materials—.8%
CIGNA	26,820	864,140	CF Industries Holdings	10,600	980,500
Covidien	17,722	626,296	E.I. du Pont de Nemours & Co.	40,900	1,667,493
Dendreon	16,370 [f]	586,701			2,647,993
Gilead Sciences	13,790 [f]	439,349	Telecommunication
Hospira	17,290 [f]	888,014	Services—1.0%
Human Genome Sciences	55,890 [f]	1,625,840	AT & T	119,147	3,220,543
King Pharmaceuticals	68,690 [f]	598,290	Utilities—1.1%
Mednax	10,860 [f]	503,252	American Electric Power	23,220	822,220
Merck & Co.	26,212	921,614	Entergy	17,010	1,341,068

The Funds	89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investments (continued)	Shares	Value ($)
Utilities (continued)			Registered Investment
Public Service			Company (continued);
Enterprise Group	49,580	1,584,577	Dreyfus Institutional Preferred
		3,747,865	Plus Money Market Fund	2,020,000 [h]	2,020,000
Total Common Stocks			Total Other Investments
(cost $107,768,900)		118,215,171	(cost $102,638,359)		87,000,433

			Investment of Cash Collateral
Other Investments—25.6%			for Securities Loaned—1.0%
Registered			Registered Investment Company;
Investment Company;			Dreyfus Institutional Cash
BNY Mellon Emerging			Advantage Plus Fund
Markets Fund, Cl. M	2,805,819 [g]	28,114,308	(cost $3,312,094)	3,312,094 [h]	3,312,094
BNY Mellon International
Fund, Cl. M	2,862,931 [g]	26,854,293	Total Investments
			(cost $340,340,745)	100.9%	342,163,814
BNY Mellon Mid Cap
Stock Fund, Cl. M	2,153,216 [g]	20,046,439	Liabilities, Less Cash and Receivables	(.9%)	(3,011,221)
BNY Mellon Small Cap			Net Assets	100.0%	339,152,593
Stock Fund, Cl. M	1,114,697 [g]	9,965,393

ADR—American Depository Receipts
GO—General Obligations
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a total market value of $1,986,951 or 0.6% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $3,420,889 and the total market value of the collateral held by the fund is $3,496,618, consisting of cash collateral of $3,312,094 and U.S. Government and Agency securities valued at $184,524.
[d] On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in affiliated mutual fund.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Common Stocks	34.9	Asset/Mortgage-Backed	3.2
U.S. Government & Agencies	24.9	Money Market Investments	1.6
Mutual Funds: Foreign	16.2	Municipal Bonds	1.3
Corporate Bonds	9.4	Foreign/Governmental	.6
Mutual Funds: Domestic	8.8		100.9

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2010

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—See Statement of
Investments† (including securities
on loan)††—Note 2(b):
Unaffiliated issuers	1,184,024,790	3,862,792	8,640,440	92,083,898	1,188,072,548
Affiliated issuers	48,218,233	2,318,360	1,454,220	226,325	114,310,288
Cash	—	156,642	2,677,233	—	—
Receivable for shares of
Beneficial Interest subscribed	9,877,251	43,248	463,490	—	26,407,456
Dividends and interest receivable	2,582,830	2,958	7,193	270,191	747,464
Receivable for investment securities sold	338,699	143,550	44,542	—	488,944
Due from The Dreyfus Corporation
and affiliates—Note 4(c)	—	25,152	23,922	—	—
Prepaid expenses	22,576	83,153	83,153	17,893	35,932
	1,245,064,379	6,635,855	13,394,193	92,598,307	1,330,062,632
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	699,868	—	—	56,837	807,680
Due to Administrator—Note 4(a)	155,995	205	394	10,248	131,205
Cash overdraft due to Custodian	1,326,006	—	—	88,167	3,520,332
Liability for securities on loan—Note 2(b)	48,126,233	—	—	226,325	106,687,288
Payable for investment securities purchased	8,277,537	1,441,973	2,937,345	—	33,491,653
Payable for shares of Beneficial
Interest redeemed	708,636	—	—	545,228	1,162,537
Interest payable—Note 3	1,346	—	—	—	—
Accrued expenses	60,867	110,001	110,385	38,773	96,622
	59,356,488	1,552,179	3,048,124	965,578	145,897,317
Net Assets ($)	1,185,707,891	5,083,676	10,346,069	91,632,729	1,184,165,315

The Funds	91

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	1,250,701,730	5,250,413	10,628,360	113,589,630	1,344,130,401
Accumulated undistributed
investment income—net	494,953	1,202	3,957	126,500	535,372
Accumulated net realized
gain (loss) on investments	(191,779,726)	(602)	(1,028)	(27,219,706)	(215,425,812)
Accumulated net unrealized appreciation
(depreciation) on investments	126,290,934	(167,337)	(285,220)	5,136,305	54,925,354
Net Assets ($)	1,185,707,891	5,083,676	10,346,069	91,632,729	1,184,165,315
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,178,234,743	5,074,201	10,336,550	90,645,108	1,162,905,816
Shares Outstanding	164,650,640	535,449	1,085,576	16,511,995	124,848,718
Net Asset Value Per Share ($)	7.16	9.48	9.52	5.49	9.31
Investor Shares
Net Assets ($)	7,473,148	9,475	9,519	987,621	20,733,179
Shares Outstanding	1,043,456	1,000	1,000	178,399	2,244,525
Net Asset Value Per Share ($)	7.16	9.48	9.52	5.54	9.24
Dreyfus Premier Shares
Net Assets ($)	—	—	—	—	526,320
Shares Outstanding	—	—	—	—	60,605
Net Asset Value Per Share ($)	—	—	—	—	8.68
† Investments at cost ($):
Unaffiliated issuers	1,057,733,856	4,001,489	8,903,880	86,947,593	1,133,147,194
Affiliated issuers	48,218,233	2,347,000	1,476,000	226,325	114,310,288
††Value of securities on loan ($)	37,582,204	—	—	225,672	116,797,859

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	417,496,471	245,153,773	238,055,787	213,121,386
Affiliated issuers	73,505,617	2,949,000	1,644,000	25,370,546
Cash	80,392	726,701	254,875	453,429
Receivable for shares of Beneficial Interest subscribed	3,373,358	3,418,516	636,702	799,101
Receivable for investment securities sold	210,188	1,079,670	8,735,209	2,843,554
Dividends and interest receivable	174,594	466,235	452,336	177,794
Prepaid expenses	21,784	17,701	13,019	18,719
	494,862,404	253,811,596	249,791,928	242,784,529
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	321,679	132,852	148,377	145,154
Due to Administrator—Note 4(a)	46,869	20,039	25,544	23,453
Liability for securities on loan—Note 2(b)	70,173,617	—	—	18,044,546
Payable for investment securities purchased	4,564,960	4,770,922	10,916,549	2,379,353
Payable for shares of Beneficial Interest redeemed	832,055	235,613	280,269	89,595
Securities sold short, at value (proceeds $65,318,890)
—See Statement of Securities Sold Short	—	61,520,790	—	—
Payable to brokers for proceeds on securities sold short	—	839,161	—	—
Dividends payable on securities sold short	—	56,951	—	—
Due to Broker	—	44,632	—	—
Outstanding options written, at value (premiums
received $53,971)—See Statement of
Options Written—Note 5	—	—	24,800	—
Accrued expenses	77,420	45,579	52,151	51,916
	76,016,600	67,666,539	11,447,690	20,734,017
Net Assets ($)	418,845,804	186,145,057	238,344,238	222,050,512

The Funds	93

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	591,801,368	240,564,045	253,275,666	227,553,583
Accumulated undistributed
investment income—net	206,519	388,109	620,294	9,614
Accumulated net realized gain (loss) on investments	(169,989,377)	(59,868,045)	(4,460,398)	(156,752)
Accumulated net unrealized appreciation
(depreciation) on investments	(3,172,706)	—	—	(5,355,933)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	—	(11,091,324)	—
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short	—	5,060,948	—	—
Net Assets ($)	418,845,804	186,145,057	238,344,238	222,050,512
Net Asset Value Per Share
Class M Shares
Net Assets ($)	412,823,564	186,137,252	238,331,550	222,034,386
Shares Outstanding	46,183,109	18,980,447	23,612,875	20,326,806
Net Asset Value Per Share ($)	8.94	9.81	10.09	10.92
Investor Shares
Net Assets ($)	6,022,240	7,805	12,688	16,126
Shares Outstanding	690,853	800	1,260	1,481
Net Asset Value Per Share ($)	8.72	9.76	10.07	10.89
† Investments at cost ($):
Unaffiliated issuers	420,669,177	243,890,925	249,176,282	218,477,319
Affiliated issuers	73,505,617	2,949,000	1,644,000	25,370,546
††Value of securities on loan ($)	67,775,173	—	—	17,498,149

See notes to financial statements.

		BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	BNY Mellon
	International Fund	Markets Fund	Appreciation Fund	Balanced Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	990,925,240	1,766,274,122	218,388,260	251,851,287
Affiliated issuers	2,800,000	27,100,000	1,978,000	90,312,527
Cash	696,642	1,145,824	16,364	—
Cash denominated in foreign currencies†††	2,237,915	16,840,637	—	—
Receivable for investment securities sold	10,427,572	10,200,040	85,844	112,000
Dividends and interest receivable	5,401,830	5,682,267	597,485	1,313,451
Receivable for shares of
Beneficial Interest subscribed	596,723	2,414,828	124,000	978,079
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	6,972	928	135,484	—
Prepaid expenses	20,157	24,556	510,322	—
	1,013,113,051	1,829,683,202	221,835,759	344,567,344
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	1,152,751	2,354,462	101,176	130,629
Due to Administrator—Note 4(a)	110,497	194,917	24,321	27,158
Cash overdraft due to Custodian	—	—	—	273,065
Payable for investment securities purchased	9,035,396	23,001,877	10,042	1,277,038
Payable for shares of Beneficial Interest redeemed	1,731,493	654,988	49,727	340,557
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	32,426	8,948	5,880	—
Interest payable—Note 3	754	—	—	—
Payable for futures variation margin—Note 5	—	—	33,194	—
Liability for securities on loan—Note 2(b)	—	—	—	3,312,094
Accrued expenses	84,365	103,700	82,357	54,210
	12,147,682	26,318,892	306,697	5,414,751
Net Assets ($)	1,000,965,369	1,803,364,310	221,529,062	339,152,593

The Funds	95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

		BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	BNY Mellon
	International Fund	Markets Fund	Appreciation Fund	Balanced Fund
Composition of Net Assets ($):
Paid-in capital	1,754,200,979	1,817,104,879	313,903,076	344,607,911
Accumulated undistributed investment income—net	18,767,438	7,544,968	3,670,857	2,912,663
Accumulated net realized gain (loss) on investments	(697,131,044)	(187,682,283)	(34,524,200)	(10,191,050)
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions [including
($57,925) net unrealized (depreciation)
on financial futures for the BNY Mellon
International Appreciation Fund]	(74,872,004)	166,396,746	(61,520,671)	—
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	1,823,069
Net Assets ($)	1,000,965,369	1,803,364,310	221,529,062	339,152,593
Net Asset Value Per Share
Class M Shares
Net Assets ($)	996,646,630	1,796,273,662	218,066,785	335,137,686
Shares Outstanding	106,205,465	179,328,087	20,685,046	34,021,850
Net Asset Value Per Share ($)	9.38	10.02	10.54	9.85
Investor Shares
Net Assets ($)	4,318,739	7,090,648	3,462,277	4,014,907
Shares Outstanding	435,404	690,204	331,846	405,360
Net Asset Value Per Share ($)	9.92	10.27	10.43	9.90
† Investments at cost ($):
Unaffiliated issuers	1,065,844,214	1,599,819,727	279,980,610	234,390,292
Affiliated issuers	2,800,000	27,100,000	1,978,000	105,950,453
†† Value of securities on loan ($)	—	—	—	3,420,889
††† Cash denominated in foreign currencies (cost) ($)	2,235,029	16,886,172	—	—

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended August 31, 2010

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund[a]	Multi-Strategy Fund[a]	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $150,063, $2,683 and
$17,096 foreign taxes withheld at source for
BNY Mellon Large Cap Stock Fund, BNY Mellon
Income Stock Fund and BNY Mellon Mid Cap
Stock Fund, respectively):
Unaffiliated issuers	22,633,949	3,004	7,378	2,742,885	17,884,303
Affiliated issuers	9,406	79	149	90	17,880
Income from securities lending—Note 2(b)	83,335	—	—	2,221	590,728
Total Income	22,726,690	3,083	7,527	2,745,196	18,492,911
Expenses:
Investment advisory fees—Note 4(a)	9,193,411	1,273	2,572	739,274	9,702,660
Administration fees—Note 4(a)	1,800,476	212	408	142,810	1,624,230
Custodian fees—Note 4(c)	108,583	3,500	1,000	18,612	102,145
Trustees’ fees and expenses—Note 4(d)	75,643	300	300	7,183	72,272
Interest expense—Note 3	34,040	—	—	2,702	211
Registration fees	28,491	3,351	3,734	26,972	38,893
Auditing fees	24,582	15,000	15,000	26,919	27,267
Loan commitment fees—Note 3	22,484	—	—	2,709	24,900
Shareholder servicing costs—Note 4(c)	20,408	477	477	2,935	66,695
Legal fees	19,656	5,083	5,083	525	17,158
Prospectus and shareholders’ reports	5,903	2,433	2,433	4,497	40,797
Distribution fees—Note 4(b)	—	—	—	—	5,011
Miscellaneous	21,671	1,098	1,099	10,446	21,920
Total Expenses	11,355,348	32,727	32,106	985,584	11,744,159
Less—expense reimbursement
due to undertakings—Note 4(a)	—	(30,658)	(28,189)	—	—
Less—reduction in fees due to
earnings credits—Note 2(b)	(3)	—	—	(1)	(115)
Net Expenses	11,355,345	2,069	3,917	985,583	11,744,044
Investment Income—Net	11,371,345	1,014	3,610	1,759,613	6,748,867
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	186,677,267	(602)	(1,044)	8,063,171	127,211,257
Net realized gain (loss) on options transactions	—	—	—	53,690	—
Net Realized Gain (Loss)	186,677,267	(602)	(1,044)	8,116,861	127,211,257
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	(90,064,732)	(138,697)	(263,440)	(3,722,472)	(26,653,307)
Affiliated issuers	—	(28,640)	(21,780)	—	—
Net Unrealized Appreciation (Depreciation)	(90,064,732)	(167,337)	(285,220)	(3,722,472)	(26,653,307)
Net Realized and Unrealized
Gain (Loss) on Investments	96,612,535	(167,939)	(286,264)	4,394,389	100,557,950
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,983,880	(166,925)	(282,654)	6,154,002	107,306,817

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	97

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund[a]	Small/Mid Cap Fund[a]
Investment Income ($):
Income:
Cash dividends (net of $10,971, $1,978 and $3,918 foreign
taxes withheld at source for BNY Mellon Small Cap Stock
Fund, BNY Mellon Focused Equity Opportunities Fund
and BNY Mellon Small/Mid Cap Fund, respectively):
Unaffiliated issuers	5,239,170	2,924,645	1,614,579	1,043,272
Affiliated issuers	13,026	1,902	3,935	8,170
Income from securities lending—Note 2(b)	293,087	—	—	32,452
Total Income	5,545,283	2,926,547	1,618,514	1,083,894
Expenses:
Investment advisory fees—Note 4(a)	4,736,575	1,142,688	764,980	831,283
Administration fees—Note 4(a)	669,522	179,308	137,168	139,103
Custodian fees—Note 4(c)	74,196	36,380	32,111	80,738
Trustees’ fees and expenses—Note 4(d)	33,049	7,533	4,358	4,495
Registration fees	32,509	36,049	57,200	53,186
Shareholder servicing costs—Note 4(c)	17,283	57	84	169
Loan commitment fees—Note 3	13,772	1,396	123	103
Auditing fees	6,797	28,105	27,155	27,293
Prospectus and shareholders’ reports	2,877	2,846	6,621	6,533
Interest expense—Note 3	2,689	1,083	—	—
Dividends on securities sold short	—	681,718	—	—
Interest on securities sold short	—	434,291	—	—
Legal fees	—	1,813	35,476	37,991
Miscellaneous	—	1,456	5,299	5,253
Total Expenses	5,589,269	2,554,723	1,070,575	1,186,147
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	(110,307)	—	(93,564)	(161,535)
Less—reduction in fees due to
earnings credits—Note 2(b)	(28)	—	(1)	(1)
Net Expenses	5,478,934	2,554,723	977,010	1,024,611
Investment Income—Net	66,349	371,824	641,504	59,283
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	44,616,451	—	(4,460,111)	(41,857)
Net realized gain (loss) on investments:
Long transactions	—	12,147,881	—	—
Short sale transactions	—	(4,140,907)	—	—
Net Realized Gain (Loss)	44,616,451	8,006,974	(4,460,111)	(41,857)
Net unrealized appreciation (depreciation) on investments	(2,612,330)	—	(11,120,495)	(5,355,933)
Net unrealized appreciation (depreciation)
on investments and options transactions	—	—	29,171	—
Net unrealized appreciation (depreciation)
on investments and securities sold short	—	(3,208,945)	—	—
Net Unrealized Appreciation (Depreciation)	(2,612,330)	(3,208,945)	(11,091,324)	(5,355,933)
Net Realized and Unrealized
Gain (Loss) on Investments	42,004,121	4,798,029	(15,551,435)	(5,397,790)
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,070,470	5,169,853	(14,909,931)	(5,338,507)

a From September 30, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Balanced
	International Fund	Markets Fund	Appreciation Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $2,919,799,
$4,470,894, $751,580 and $13,262
foreign taxes withheld at source for
BNY Mellon International Fund,
BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation
Fund and BNY Mellon Balanced
Fund, respectively):
Unaffiliated issuers	33,735,873	37,354,371	7,334,065	1,996,020
Affiliated issuers	13,165	47,665	2,694	1,072,557
Income from securities lending—Note 2(b)	—	29,326	—	11,136
Interest	—	21,506	—	4,834,049
Total Income	33,749,038	37,452,868	7,336,759	7,913,762
Expenses:
Investment advisory fees—Note 4(a)	9,937,216	18,038,975	1,242,108	1,427,805
Administration fees—Note 4(a)	1,467,830	1,969,083	311,897	309,175
Custodian fees—Note 4(c)	1,165,423	3,786,748	23,707	41,197
Trustees’ fees and expenses—Note 4(d)	71,315	82,971	15,615	19,450
Registration fees	25,718	57,364	30,055	46,119
Auditing fees	23,154	39,467	29,702	11,280
Loan commitment fees—Note 3	14,896	12,461	3,181	3,047
Shareholder servicing costs—Note 4(c)	13,178	15,432	11,063	10,922
Prospectus and shareholders’ reports	7,501	9,880	10,097	16,446
Legal fees	6,206	22,967	2,133	8,124
Interest expense—Note 3	837	—	1,007	50
Miscellaneous	76,828	76,035	15,191	27,461
Total Expenses	12,810,102	24,111,383	1,695,756	1,921,076
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	—	—	(52,217)	—
Less—reduction in fees due to
earnings credits—Note 2(b)	(6)	(7)	(12)	(1)
Net Expenses	12,810,096	24,111,376	1,643,527	1,921,075
Investment Income—Net	20,938,942	13,341,492	5,693,232	5,992,687

The Funds	99

STATEMENTS OF OPERATIONS (continued)

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Balanced
	International Fund	Markets Fund	Appreciation Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments and
foreign currency transactions	17,330,251	145,624,527	(6,224,320)	—
Net realized gain (loss) on forward foreign
currency exchange contracts	567,353	(913,571)	(300,950)	—
Net realized gain (loss) on financial futures	—	—	81,447	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	—	15,620,221
Affiliated issuers	—	—	—	(722,621)
Net Realized Gain (Loss)	17,897,604	144,710,956	(6,443,823)	14,897,600
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	(88,351,609)	24,783,507	(8,301,539)	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	(48,791)	(6,105)	129,604	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	(57,925)	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	—	(3,401,667)
Affiliated issuers	—	—	—	3,454,507
Net Unrealized Appreciation (Depreciation)	(88,400,400)	24,777,402	(8,229,860)	52,840
Net Realized and Unrealized
Gain (Loss) on Investments	(70,502,796)	169,488,358	(14,673,683)	14,950,440
Net Increase (Decrease) in Net Assets
Resulting from Operations	(49,563,854)	182,829,850	(8,980,451)	20,943,127

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended August 31, 2010

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(350,508,662)
Proceeds from sales of portfolio securities	216,213,652
Proceeds from securities sold short	40,715,066
Net purchase of short—term portfolio securities	(2,949,000)
Dividends received	2,645,535
Interest and dividends paid	(1,077,322)
Operating expenses paid	(276,405)
Paid to The Dreyfus Corporation	(1,075,238)	(96,312,374)
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		96,937,562
Dividends paid		(187,162)
Cash at beginning of period		288,675
Cash at end of period		726,701
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		5,169,853
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(350,508,662)
Proceeds from sales of portfolio securities		216,213,652
Proceeds from securities sold short		40,715,066
Net sale of short—term portfolio securities		(2,949,000)
Increase in interest and dividends payable on
securities sold short and loan commitment fees		41,166
Increase in accrued operating expenses		20,447
Decrease in prepaid expenses		(3,305)
Increase in Due from The Dreyfus Corporation		67,450
Net realized gains on investments		(8,006,974)
Net unrealized depreciation on investments		3,208,945
Decrease in dividends and income receivable		(281,012)
Net Cash Used by Operating Activities		(96,312,374)

See notes to financial statements.

The Funds	101

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap Market
	BNY Mellon Large Cap Stock Fund		Opportunities Fund
	Year Ended August 31,		Period Ended
	2010	2009	August 31, 2010[a]
Operations ($):
Investment income—net	11,371,345	18,917,741	1,014
Net realized gain (loss) on investments	186,677,267	(378,012,597)	(602)
Net unrealized appreciation (depreciation) on investments	(90,064,732)	16,668,580	(167,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,983,880	(342,426,276)	(166,925)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,021,302)	(19,047,992)	—
Investor Shares	(44,449)	(90,931)	—
Net realized gain on investments:
Class M Shares	—	(17,032,712)	—
Investor Shares	—	(105,660)	—
Total Dividends	(11,065,751)	(36,277,295)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	208,779,258	360,114,245	5,337,671
Investor Shares	2,684,994	4,284,127	10,000
Dividends reinvested:
Class M Shares	1,341,554	14,990,832	—
Investor Shares	39,778	178,654	—
Cost of shares redeemed:
Class M Shares	(577,935,600)	(299,736,440)	(97,070)
Investor Shares	(3,958,994)	(3,805,779)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(369,049,010)	76,025,639	5,250,601
Total Increase (Decrease) in Net Assets	(272,130,881)	(302,677,932)	5,083,676
Net Assets ($):
Beginning of Period	1,457,838,772	1,760,516,704	—
End of Period	1,185,707,891	1,457,838,772	5,083,676
Undistributed investment income—net	494,953	189,359	1,202
Capital Share Transactions (Shares):
Class M Shares
Shares sold	28,089,959	62,235,786	545,214
Shares issued for dividends reinvested	182,062	2,547,700	—
Shares redeemed	(77,703,853)	(50,324,886)	(9,765)
Net Increase (Decrease) in Shares Outstanding	(49,431,832)	14,458,600	535,449
Investor Shares
Shares sold	359,559	695,605	1,000
Shares issued for dividends reinvested	5,397	30,368	—
Shares redeemed	(541,583)	(624,883)	—
Net Increase (Decrease) in Shares Outstanding	(176,627)	101,090	1,000

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
	Period Ended	Year Ended August 31,
	August 31, 2010[a]	2010	2009
Operations ($):
Investment income—net	3,610	1,759,613	3,104,867
Net realized gain (loss) on investments	(1,044)	8,116,861	(34,816,689)
Net unrealized appreciation (depreciation) on investments	(285,220)	(3,722,472)	(3,765,992)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(282,654)	6,154,002	(35,477,814)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	(1,709,209)	(3,217,175)
Investor Shares	—	(14,414)	(21,687)
Net realized gain on investments:
Class M Shares	—	—	(11,235,958)
Investor Shares	—	—	(88,530)
Total Dividends	—	(1,723,623)	(14,563,350)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	10,618,723	6,266,202	21,515,085
Investor Shares	10,000	172,180	235,624
Dividends reinvested:
Class M Shares	—	160,533	8,515,567
Investor Shares	—	12,512	96,517
Cost of shares redeemed:
Class M Shares	—	(46,945,226)	(52,924,900)
Investor Shares	—	(271,337)	(363,166)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	10,628,723	(40,605,136)	(22,925,273)
Total Increase (Decrease) in Net Assets	10,346,069	(36,174,757)	(72,966,437)
Net Assets ($):
Beginning of Period	—	127,807,486	200,773,923
End of Period	10,346,069	91,632,729	127,807,486
Undistributed investment income—net	3,957	126,500	90,510
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,085,576	1,086,244	4,707,144
Shares issued for dividends reinvested	—	28,378	1,790,201
Shares redeemed	—	(8,114,105)	(10,603,472)
Net Increase (Decrease) in Shares Outstanding	1,085,576	(6,999,483)	(4,106,127)
Investor Shares
Shares sold	1,000	29,558	49,727
Shares issued for dividends reinvested	—	2,194	20,074
Shares redeemed	—	(45,435)	(71,117)
Net Increase (Decrease) in Shares Outstanding	1,000	(13,683)	(1,316)

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Operations ($):
Investment income—net	6,748,867	8,423,366	66,349	4,839,269
Net realized gain (loss) on investments	127,211,257	(343,074,488)	44,616,451	(188,186,887)
Net unrealized appreciation (depreciation) on investments	(26,653,307)	(11,324,686)	(2,612,330)	(20,028,629)
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,306,817	(345,975,808)	42,070,470	(203,376,247)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,420,413)	(6,574,644)	(754,676)	(5,358,722)
Investor Shares	(92,947)	(78,833)	—	(46,091)
Net realized gain on investments:
Class M Shares	—	(2,071,344)	—	(978,410)
Investor Shares	—	(44,054)	—	(10,560)
Dreyfus Premier Shares	—	(1,922)	—	—
Total Dividends	(8,513,360)	(8,770,797)	(754,676)	(6,393,783)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	204,861,905	406,555,455	57,811,400	178,941,272
Investor Shares	6,321,719	5,015,272	3,207,091	9,093,836
Dreyfus Premier Shares	9	—	—	—
Net assets received in connection
with reorganization—Note 1	—	—	—	233,386,437
Dividends reinvested:
Class M Shares	1,904,825	2,796,207	151,608	1,637,800
Investor Shares	84,880	111,004	—	54,192
Dreyfus Premier Shares	—	1,347	—	—
Cost of shares redeemed:
Class M Shares	(326,317,292)	(416,972,262)	(296,691,618)	(231,106,470)
Investor Shares	(7,108,008)	(7,274,207)	(3,791,821)	(2,307,647)
Dreyfus Premier Shares	(246,586)	(625,606)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(120,498,548)	(10,392,790)	(239,313,340)	189,699,420
Total Increase (Decrease) in Net Assets	(21,705,091)	(365,139,395)	(197,997,546)	(20,070,610)
Net Assets ($):
Beginning of Period	1,205,870,406	1,571,009,801	616,843,350	636,913,960
End of Period	1,184,165,315	1,205,870,406	418,845,804	616,843,350
Undistributed investment income—net	535,372	3,004,265	206,519	712,259

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Capital Share Transactions:
Class M Shares
Shares sold	21,189,689	55,527,828	6,192,288	23,641,067
Shares issued in connection
with reorganization—Note 1	—	—	—	20,518,617
Shares issued for dividends reinvested	208,405	426,238	16,977	221,412
Shares redeemed	(33,694,346)	(57,509,599)	(31,292,076)	(28,476,872)
Net Increase (Decrease) in Shares Outstanding	(12,296,252)	(1,555,533)	(25,082,811)	15,904,224
Investor Shares[a]
Shares sold	661,836	660,836	351,180	283,139
Shares issued in connection
with reorganization—Note 1	—	—	—	408,812
Shares issued for dividends reinvested	9,348	17,099	—	7,468
Shares redeemed	(734,495)	(962,666)	(410,745)	(290,513)
Net Increase (Decrease) in Shares Outstanding	(63,311)	(284,731)	(59,565)	408,906
Dreyfus Premier Shares[a]
Shares sold	1	—	—	—
Shares issued for dividends reinvested	—	215	—	—
Shares redeemed	(27,146)	(72,925)	—	—
Net Increase (Decrease) in Shares Outstanding	(27,145)	(72,710)	—	—

a During the period ended August 31, 2010, 14,199 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $138,528 were automatically converted to 15,060
Investor shares and during the period ended August 31, 2009, 42,579 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $424,038 were automatically converted to 45,067 Investor shares.

See notes to financial statements.

The Funds	105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused Equity
	BNY Mellon U.S. Core Equity 130/30 Fund		Opportunities Fund
	Year Ended August 31,		Period Ended
	2010	2009	August 31, 2010[a]
Operations ($):
Investment income—net	371,824	782,504	641,504
Net realized gain (loss) on investments	8,006,974	(55,498,520)	(4,460,111)
Net unrealized appreciation (depreciation) on investments	(3,208,945)	12,849,796	(11,091,324)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,169,853	(41,866,220)	(14,909,931)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(307,480)	(1,196,997)	(23,592)
Investor Shares	—	(1,527)	(5)
Net realized gain on investments:
Class M Shares	—	—	(403)
Investor Shares	—	—	—[b]
Total Dividends	(307,480)	(1,198,524)	(24,000)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	148,604,687	41,073,535	262,921,709
Investor Shares	3,158	101,693	16,190
Dividends reinvested:
Class M Shares	120,318	296,539	6,026
Investor Shares	—	1,439	5
Cost of shares redeemed:
Class M Shares	(48,400,711)	(98,151,068)	(9,662,634)
Investor Shares	(10,269)	(108,540)	(3,127)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	100,317,183	(56,786,402)	253,278,169
Total Increase (Decrease) in Net Assets	105,179,556	(99,851,146)	238,344,238
Net Assets ($):
Beginning of Period	80,965,501	180,816,647	—
End of Period	186,145,057	80,965,501	238,344,238
Undistributed investment income—net	388,109	306,391	620,294
Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,900,619	5,196,086	24,529,894
Shares issued for dividends reinvested	12,202	38,362	552
Shares redeemed	(4,858,891)	(12,175,332)	(917,571)
Net Increase (Decrease) in Shares Outstanding	10,053,930	(6,940,884)	23,612,875
Investor Shares
Shares sold	288	15,388	1,525
Shares issued for dividends reinvested	—	187	1
Shares redeemed	(1,040)	(15,199)	(266)
Net Increase (Decrease) in Shares Outstanding	(752)	376	1,260

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Amount represents less than $1.

See notes to financial statements.

	BNY Mellon
	Small/Mid Cap Fund	BNY Mellon International Fund
	Period Ended	Year Ended August 31,
	August 31, 2010[a]	2010	2009
Operations ($):
Investment income—net	59,283	20,938,942	29,050,735
Net realized gain (loss) on investments	(41,857)	17,897,604	(698,891,627)
Net unrealized appreciation (depreciation) on investments	(5,355,933)	(88,400,400)	379,986,394
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,338,507)	(49,563,854)	(289,854,498)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(46,121)	(29,900,390)	(50,802,501)
Investor Shares	(500)	(109,581)	(168,272)
Net realized gain on investments:
Class M Shares	(128,453)	—	(31,798,143)
Investor Shares	(1,533)	—	(122,033)
Total Dividends	(176,607)	(30,009,971)	(82,890,949)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	240,567,850	175,302,528	346,477,251
Investor Shares	538,931	4,187,465	4,428,015
Dividends reinvested:
Class M Shares	102,901	5,828,151	30,979,191
Investor Shares	1,742	96,704	229,502
Cost of shares redeemed:
Class M Shares	(13,099,812)	(352,584,183)	(760,356,356)
Investor Shares	(545,986)	(4,832,167)	(5,404,874)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	227,565,626	(172,001,502)	(383,647,271)
Total Increase (Decrease) in Net Assets	222,050,512	(251,575,327)	(756,392,718)
Net Assets ($):
Beginning of Period	—	1,252,540,696	2,008,933,414
End of Period	222,050,512	1,000,965,369	1,252,540,696
Undistributed investment income—net	9,614	18,767,438	27,676,580
Capital Share Transactions (Shares):
Class M Shares
Shares sold	21,480,182	17,152,076	43,040,216
Shares issued for dividends reinvested	9,254	557,184	3,653,716
Shares redeemed	(1,162,630)	(34,733,321)	(88,744,608)
Net Increase (Decrease) in Shares Outstanding	20,326,806	(17,024,061)	(42,050,676)
Investor Shares
Shares sold	49,168	394,948	496,146
Shares issued for dividends reinvested	157	8,735	25,586
Shares redeemed	(47,844)	(445,265)	(566,642)
Net Increase (Decrease) in Shares Outstanding	1,481	(41,582)	(44,910)

a From September 30, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund
	Year Ended August 31,		Year Ended	Eight Months Ended	Year Ended
	2010	2009	August 31, 2010	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income—net	13,341,492	12,693,058	5,693,232	5,887,805	14,516,721
Net realized gain (loss) on investments	144,710,956	(334,645,585)	(6,443,823)	(11,642,601)	4,306,492
Net unrealized appreciation
(depreciation) on investments	24,777,402	213,381,913	(8,229,860)	45,987,675	(239,798,814)
Net Increase (Decrease) in Net Assets
Resulting from Operations	182,829,850	(108,570,614)	(8,980,451)	40,232,879	(220,975,601)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,020,148)	(19,833,608)	(7,535,695)	(321,748)	(14,464,661)
Investor Shares	(35,030)	(126,913)	(113,186)	—	(129,203)
Net realized gain on investments:
Class M Shares	—	(205,073,815)	—	—	—
Investor Shares	—	(1,571,681)	—	—	—
Total Dividends	(11,055,178)	(226,606,017)	(7,648,881)	(321,748)	(14,593,864)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	712,314,185	502,660,769	31,858,519	9,457,606	433,260,379
Investor Shares	11,306,226	2,743,429	583,760	525,757	296,509
Dividends reinvested:
Class M Shares	2,790,469	154,735,342	327,197	49,391	1,972,462
Investor Shares	29,682	1,218,293	105,666	—	126,953
Cost of shares redeemed:
Class M Shares	(187,116,932)	(369,008,804)	(53,896,689)	(59,939,964)	(480,007,312)
Investor Shares	(9,505,611)	(3,733,735)	(1,130,199)	(266,046)	(521,761)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	529,818,019	288,615,294	(22,151,746)	(50,173,256)	(44,872,770)
Total Increase (Decrease) in Net Assets	701,592,691	(46,561,337)	(38,781,078)	(10,262,125)	(280,442,235)
Net Assets ($):
Beginning of Period	1,101,771,619	1,148,332,956	260,310,140	270,572,265	551,014,500
End of Period	1,803,364,310	1,101,771,619	221,529,062	260,310,140	270,572,265
Undistributed investment income—net	7,544,968	9,011,120	3,670,857	5,885,643	319,586
Capital Share Transactions (Shares):
Class M Shares
Shares sold	71,964,613	73,022,866	2,798,262	1,067,245	31,399,895
Shares issued for dividends reinvested	282,722	26,817,217	28,576	6,381	165,654
Shares redeemed	(18,909,854)	(41,406,835)	(4,702,781)	(6,971,873)	(36,005,253)
Net Increase (Decrease) in Shares Outstanding	53,337,481	58,433,248	(1,875,943)	(5,898,247)	(4,439,704)
Investor Shares
Shares sold	1,123,587	328,960	52,060	58,035	25,050
Shares issued for dividends reinvested	2,930	205,446	9,310	—	10,623
Shares redeemed	(937,083)	(455,086)	(100,485)	(28,633)	(37,585)
Net Increase (Decrease) in Shares Outstanding	189,434	79,320	(39,115)	29,402	(1,912)

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information from the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.

See notes to financial statements.

	BNY Mellon Balanced Fund
	Year Ended August 31,
	2010	2009
Operations ($):
Investment income—net	5,992,687	7,422,230
Net realized gain (loss) on investments	14,897,600	(22,702,988)
Net unrealized appreciation (depreciation) on investments	52,840	(4,635,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,943,127	(19,916,594)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,815,981)	(8,038,454)
Investor Shares	(91,647)	(115,704)
Net realized gain on investments:
Class M Shares	—	(12,607,030)
Investor Shares	—	(202,398)
Total Dividends	(7,907,628)	(20,963,586)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	60,552,191	42,013,238
Investor Shares	327,865	984,653
Dividends reinvested:
Class M Shares	388,019	11,355,573
Investor Shares	84,534	306,454
Cost of shares redeemed:
Class M Shares	(40,292,941)	(28,960,281)
Investor Shares	(996,979)	(1,122,085)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	20,062,689	24,577,552
Total Increase (Decrease) in Net Assets	33,098,188	(16,302,628)
Net Assets ($):
Beginning of Period	306,054,405	322,357,033
End of Period	339,152,593	306,054,405
Undistributed investment income—net	2,912,663	4,016,061
Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,064,420	4,899,132
Shares issued for dividends reinvested	39,027	1,360,335
Shares redeemed	(4,025,443)	(3,375,926)
Net Increase (Decrease) in Shares Outstanding	2,078,004	2,883,541
Investor Shares
Shares sold	32,318	114,400
Shares issued for dividends reinvested	8,457	36,157
Shares redeemed	(99,995)	(124,146)
Net Increase (Decrease) in Shares Outstanding	(59,220)	26,411

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.77	8.77	11.56	10.31	9.79
Investment Operations:
Investment income—net[a]	.06	.09	.11	.09	.10
Net realized and unrealized
gain (loss) on investments	.39	(1.91)	(1.05)	1.49	.52
Total from Investment Operations	.45	(1.82)	(.94)	1.58	.62
Distributions:
Dividends from investment income—net	(.06)	(.09)	(.12)	(.08)	(.10)
Dividends from net realized gain on investments	—	(.09)	(1.73)	(.25)	—
Total Distributions	(.06)	(.18)	(1.85)	(.33)	(.10)
Net asset value, end of period	7.16	6.77	8.77	11.56	10.31
Total Return (%)	6.62	(20.39)	(9.95)	15.60	6.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.80	.80	.80
Ratio of net expenses to average net assets	.80[b]	.81[b]	.80[b]	.79	.80[b]
Ratio of net investment income
to average net assets	.81	1.51	1.15	.76	.96
Portfolio Turnover Rate	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	1,178,235	1,449,565	1,750,688	1,970,482	1,766,105

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.78	8.78	11.58	10.33	9.82
Investment Operations:
Investment income—net[a]	.04	.08	.09	.06	.07
Net realized and unrealized
gain (loss) on investments	.38	(1.91)	(1.07)	1.50	.51
Total from Investment Operations	.42	(1.83)	(.98)	1.56	.58
Distributions:
Dividends from investment income—net	(.04)	(.08)	(.09)	(.06)	(.07)
Dividends from net realized gain on investments	—	(.09)	(1.73)	(.25)	—
Total Distributions	(.04)	(.17)	(1.82)	(.31)	(.07)
Net asset value, end of period	7.16	6.78	8.78	11.58	10.33
Total Return (%)	6.21	(20.56)	(10.26)	15.29	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.06	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.05[b]	1.06[b]	1.05[b]	1.04	1.06[b]
Ratio of net investment income
to average net assets	.56	1.25	.89	.51	.72
Portfolio Turnover Rate	71.61	109.39	56.13	77.46	19.08
Net Assets, end of period ($ x 1,000)	7,473	8,274	9,829	11,704	7,629

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	111

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon Large Cap Market Opportunities Fund	August 31, 2010[a]	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b,c]	.00	.00
Net realized and unrealized
gain (loss) on investments	(.52)	(.52)
Total from Investment Operations	(.52)	(.52)
Net asset value, end of period	9.48	9.48
Total Return (%)[d]	(5.20)	(5.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	15.54	9.38
Ratio of net expenses to average net assets[e,f]	.98	1.23
Ratio of net investment income
to average net assets[e,f]	.48	.16
Portfolio Turnover Rate[d]	2.12	2.12
Net Assets, end of period ($ x 1,000)	5,074	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount does not include the activity of the underlying funds.

See notes to financial statements.

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	August 31, 2010[a]	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.01	.01
Net realized and unrealized
gain (loss) on investments	(.49)	(.49)
Total from Investment Operations	(.48)	(.48)
Net asset value, end of period	9.52	9.52
Total Return (%)[c]	(4.80)	(4.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d,e]	8.12	5.88
Ratio of net expenses to average net assets[d,e]	.99	1.24
Ratio of net investment income
to average net assets[d,e]	.91	.65
Portfolio Turnover Rate[c]	1.53	1.53
Net Assets, end of period ($ x 1,000)	10,337	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Amount does not include the activity of the underlying funds.

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.39	7.22	10.61	10.43	9.92
Investment Operations:
Investment income—net[a]	.09	.12	.16	.19	.22
Net realized and unrealized
gain (loss) on investments	.10	(1.35)	(1.35)	1.04	.75
Total from Investment Operations	.19	(1.23)	(1.19)	1.23	.97
Distributions:
Dividends from investment income—net	(.09)	(.13)	(.16)	(.19)	(.22)
Dividends from net realized gain on investments	—	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.09)	(.60)	(2.20)	(1.05)	(.46)
Net asset value, end of period	5.49	5.39	7.22	10.61	10.43
Total Return (%)	3.44	(15.73)	(13.79)	12.11	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.84	.81	.81
Ratio of net expenses to average net assets	.86[b]	.87[b]	.84[b]	.81	.81[b]
Ratio of net investment income
to average net assets	1.55	2.47	1.87	1.81	2.14
Portfolio Turnover Rate	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	90,645	126,763	199,367	414,866	421,266

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.44	7.27	10.67	10.49	9.98
Investment Operations:
Investment income—net[a]	.08	.11	.14	.17	.19
Net realized and unrealized
gain (loss) on investments	.10	(1.35)	(1.36)	1.04	.75
Total from Investment Operations	.18	(1.24)	(1.22)	1.21	.94
Distributions:
Dividends from investment income—net	(.08)	(.12)	(.14)	(.17)	(.19)
Dividends from net realized gain on investments	—	(.47)	(2.04)	(.86)	(.24)
Total Distributions	(.08)	(.59)	(2.18)	(1.03)	(.43)
Net asset value, end of period	5.54	5.44	7.27	10.67	10.49
Total Return (%)	3.19	(15.84)	(14.03)	11.78	9.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.12	1.09	1.06	1.06
Ratio of net expenses to average net assets	1.11[b]	1.12[b]	1.09[b]	1.06	1.06[b]
Ratio of net investment income
to average net assets	1.29	2.19	1.62	1.55	1.92
Portfolio Turnover Rate	66.78	65.88	33.02	62.06	40.75
Net Assets, end of period ($ x 1,000)	988	1,045	1,407	1,719	1,468

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	115

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.64	11.11	14.19	14.26	14.80
Investment Operations:
Investment income—net[a]	.05	.07	.03	.06	.08
Net realized and unrealized
gain (loss) on investments	.68	(2.46)	(.53)	2.17	1.21
Total from Investment Operations	.73	(2.39)	(.50)	2.23	1.29
Distributions:
Dividends from investment income—net	(.06)	(.06)	(.04)	(.08)	(.01)
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	(.06)	(.08)	(2.58)	(2.30)	(1.83)
Net asset value, end of period	9.31	8.64	11.11	14.19	14.26
Total Return (%)	8.49	(21.33)	(5.67)	16.76	9.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.92	.90	.90	.91
Ratio of net expenses to average net assets[b]	.90	.92	.90	.90	.91
Ratio of net investment income
to average net assets	.53	.86	.28	.42	.51
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	1,162,906	1,185,376	1,540,821	1,708,747	1,560,575

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.57	11.00	14.07	14.16	14.73
Investment Operations:
Investment income—net[a]	.03	.05	.00[b]	.02	.04
Net realized and unrealized
gain (loss) on investments	.68	(2.43)	(.53)	2.15	1.21
Total from Investment Operations	.71	(2.38)	(.53)	2.17	1.25
Distributions:
Dividends from investment income—net	(.04)	(.03)	—	(.04)	—
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)
Total Distributions	(.04)	(.05)	(2.54)	(2.26)	(1.82)
Net asset value, end of period	9.24	8.57	11.00	14.07	14.16
Total Return (%)	8.30	(21.51)	(5.94)	16.44	8.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets[c]	1.15	1.17	1.15	1.15	1.15
Ratio of net investment income
to average net assets	.27	.63	.03	.16	.26
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	20,733	19,785	28,520	35,139	30,433

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	117

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.08	10.40	13.52	13.74	14.44
Investment Operations:
Investment (loss)—net[a]	(.04)	(.01)	(.09)	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	.64	(2.29)	(.49)	2.07	1.19
Total from Investment Operations	.60	(2.30)	(.58)	2.00	1.12
Distributions:
Dividends from net realized gain on investments	—	(.02)	(2.54)	(2.22)	(1.82)
Net asset value, end of period	8.68	8.08	10.40	13.52	13.74
Total Return (%)	7.43	(22.09)	(6.63)	15.58	8.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.92	1.90	1.90	1.90
Ratio of net expenses to average net assets[b]	1.90	1.92	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.45)	(.11)	(.73)	(.53)	(.48)
Portfolio Turnover Rate	123.41	147.50	121.12	112.31	93.33
Net Assets, end of period ($ x 1,000)	526	709	1,669	3,635	6,170

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Small Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.57	11.44	14.82	15.39	17.18
Investment Operations:
Investment income (loss)—net[a]	.00[b]	.07	.03	.00[b]	(.01)
Net realized and unrealized
gain (loss) on investments	.38	(2.85)	(1.15)	1.83	.80
Total from Investment Operations	.38	(2.78)	(1.12)	1.83	.79
Distributions:
Dividends from investment income—net	(.01)	(.08)	—	—	—
Dividends from net realized gain on investments	—	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	(.01)	(.09)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	8.94	8.57	11.44	14.82	15.39
Total Return (%)	4.45	(24.11)	(9.07)	12.53	5.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.03	1.01	1.01	1.01
Ratio of net expenses to average net assets	.98	.99	1.01[c]	1.00	1.01[c]
Ratio of net investment income
(loss) to average net assets	.01	.88	.28	.02	(.08)
Portfolio Turnover Rate	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	412,824	610,567	633,118	670,238	667,241

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	119

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Stock Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.36	11.11	14.50	15.13	16.97
Investment Operations:
Investment income (loss)—net[a]	(.02)	.05	.00[b]	(.03)	(.05)
Net realized and unrealized
gain (loss) on investments	.38	(2.72)	(1.13)	1.80	.79
Total from Investment Operations	.36	(2.67)	(1.13)	1.77	.74
Distributions:
Dividends from investment income—net	—	(.07)	—	—	—
Dividends from net realized gain on investments	—	(.01)	(2.26)	(2.40)	(2.58)
Total Distributions	—	(.08)	(2.26)	(2.40)	(2.58)
Net asset value, end of period	8.72	8.36	11.11	14.50	15.13
Total Return (%)	4.31	(23.92)	(9.36)	12.33	4.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.28	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.23	1.23	1.26[c]	1.25	1.26[c]
Ratio of net investment income
(loss) to average net assets	(.24)	.61	.02	(.23)	(.35)
Portfolio Turnover Rate	183.41	159.78	132.19	167.04	108.79
Net Assets, end of period ($ x 1,000)	6,022	6,277	3,795	5,341	6,618

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Class M Shares
		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.07	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.03	.07	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.74	(2.28)	(1.32)	.14
Total from Investment Operations	.77	(2.21)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.03)	(.11)	—	—
Net asset value, end of period	9.81	9.07	11.39	12.64
Total Return (%)	8.53	(19.19)	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	2.02	2.39[e]	.50[d]
Ratio of net expenses to average net assets	1.79	2.02[f]	2.28[e]	.28[d]
Ratio of net investment income
(loss) to average net assets	.26	.87	.58	(.03)[d]
Portfolio Turnover Rate	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	186,137	80,952	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	121

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
		Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.75	(2.27)	(1.29)	.13
Total from Investment Operations	.74	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income—net	—	(.11)	—	—
Net asset value, end of period	9.76	9.02	11.36	12.63
Total Return (%)	8.20	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	2.25	2.81[e]	.50[d]
Ratio of net expenses to average net assets	2.09	2.25[f]	2.71[e]	.28[d]
Ratio of net investment income
(loss) to average net assets	(.08)	.56	.16	(.03)[d]
Portfolio Turnover Rate	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	8	14	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon Focused Equity Opportunities Fund	August 31, 2010[a]	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.06	.02
Net realized and unrealized
gain (loss) on investments	.04	.06
Total from Investment Operations	.10	.08
Distributions:
Dividends from investment income—net	(.01)	(.01)
Dividends from net realized gain on investments[c]	(.00)	(.00)
Total Distributions	(.01)	(.01)
Net asset value, end of period	10.09	10.07
Total Return (%)[d]	1.01	.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.98	1.53
Ratio of net expenses to average net assets[e]	.89	1.14
Ratio of net investment income
to average net assets[e]	.59	.23
Portfolio Turnover Rate[d]	64.75	64.75
Net Assets, end of period ($ x 1,000)	238,332	13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds	123

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon Small/Mid Cap Fund	August 31, 2010[a]	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.01	.01
Net realized and unrealized
gain (loss) on investments	.95	.92
Total from Investment Operations	.96	.93
Distributions:
Dividends from investment income—net	(.01)	(.01)
Dividends from net realized gain on investments	(.03)	(.03)
Total Distributions	(.04)	(.04)
Net asset value, end of period	10.92	10.89
Total Return (%)[c]	9.65	9.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.07	2.35
Ratio of net expenses to average net assets[d]	.92	1.20
Ratio of net investment income
to average net assets[d]	.06	.08
Portfolio Turnover Rate[c]	109.25	109.25
Net Assets, end of period ($ x 1,000)	222,034	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon International Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.12	12.11	17.56	17.77	16.20
Investment Operations:
Investment income—net[a]	.18	.22	.33	.28	.28
Net realized and unrealized
gain (loss) on investments	(.67)	(1.54)	(3.14)	1.92	3.02
Total from Investment Operations	(.49)	(1.32)	(2.81)	2.20	3.30
Distributions:
Dividends from investment income—net	(.25)	(.41)	(.29)	(.30)	(.23)
Dividends from net realized gain on investments	—	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.25)	(.67)	(2.64)	(2.41)	(1.73)
Net asset value, end of period	9.38	10.12	12.11	17.56	17.77
Total Return (%)	(5.07)	(9.95)	(18.61)	12.93	21.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.14	1.10	1.08	1.10
Ratio of net expenses to average net assets	1.09[b]	1.03	1.06	1.08[b]	1.10[b]
Ratio of net investment income
to average net assets	1.79	2.52	2.22	1.59	1.68
Portfolio Turnover Rate	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	996,647	1,247,441	2,002,307	2,836,968	2,534,753

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.69	12.70	18.29	18.41	16.74
Investment Operations:
Investment income—net[a]	.16	.20	.28	.23	.26
Net realized and unrealized
gain (loss) on investments	(.70)	(1.60)	(3.26)	2.03	3.11
Total from Investment Operations	(.54)	(1.40)	(2.98)	2.26	3.37
Distributions:
Dividends from investment income—net	(.23)	(.35)	(.26)	(.27)	(.20)
Dividends from net realized gain on investments	—	(.26)	(2.35)	(2.11)	(1.50)
Total Distributions	(.23)	(.61)	(2.61)	(2.38)	(1.70)
Net asset value, end of period	9.92	10.69	12.70	18.29	18.41
Total Return (%)	(5.26)	(10.11)	(18.87)	12.73	21.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.38	1.35	1.33	1.36
Ratio of net expenses to average net assets	1.34[b]	1.28	1.32	1.32	1.36[b]
Ratio of net investment income
to average net assets	1.46	2.27	1.82	1.26	1.50
Portfolio Turnover Rate	67.16	102.83	78.35	72.83	70.02
Net Assets, end of period ($ x 1,000)	4,319	5,099	6,627	13,634	9,256

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.71	16.89	24.42	24.53	22.69
Investment Operations:
Investment income—net[a]	.08	.14	.23	.25	.29
Net realized and unrealized
gain (loss) on investments	1.31	(3.58)	(1.45)	7.18	4.96
Total from Investment Operations	1.39	(3.44)	(1.22)	7.43	5.25
Distributions:
Dividends from investment income—net	(.08)	(.42)	(.21)	(.22)	(.44)
Dividends from net realized gain on investments	—	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.08)	(4.74)	(6.31)	(7.54)	(3.41)
Net asset value, end of period	10.02	8.71	16.89	24.42	24.53
Total Return (%)	15.92	(6.07)	(9.11)	35.81	24.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.64	1.53	1.50	1.52
Ratio of net expenses to average net assets	1.54[b]	1.64[b]	1.52	1.50[b]	1.52
Ratio of net investment income
to average net assets	.85	1.76	1.11	1.05	1.18
Portfolio Turnover Rate	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	1,796,274	1,097,296	1,141,146	1,521,024	1,312,055

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	127

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.94	17.05	24.60	24.65	22.79
Investment Operations:
Investment income—net[a]	.06	.11	.20	.15	.26
Net realized and unrealized
gain (loss) on investments	1.33	(3.55)	(1.50)	7.27	4.96
Total from Investment Operations	1.39	(3.44)	(1.30)	7.42	5.22
Distributions:
Dividends from investment income—net	(.06)	(.35)	(.15)	(.15)	(.39)
Dividends from net realized gain on investments	—	(4.32)	(6.10)	(7.32)	(2.97)
Total Distributions	(.06)	(4.67)	(6.25)	(7.47)	(3.36)
Net asset value, end of period	10.27	8.94	17.05	24.60	24.65
Total Return (%)	15.56	(6.32)	(9.29)	35.52	24.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.91	1.78	1.75	1.78
Ratio of net expenses to average net assets	1.77[b]	1.91[b]	1.78[b]	1.74	1.78
Ratio of net investment income
to average net assets	.54	1.32	.96	.65	1.07
Portfolio Turnover Rate	76.34	119.72	63.60	60.72	49.06
Net Assets, end of period ($ x 1,000)	7,091	4,476	7,187	10,846	11,761

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares
BNY Mellon International	Year Ended	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.35	9.40	16.58	15.46	12.62	11.32
Investment Operations:
Investment income—net[b]	.26	.23	.45	.41	.30	.20
Net realized and unrealized
gain (loss) on investments	(.73)	1.73	(7.17)	1.10	2.81	1.29
Total from Investment Operations	(.47)	1.96	(6.72)	1.51	3.11	1.49
Distributions:
Dividends from investment income—net	(.34)	(.01)	(.46)	(.39)	(.27)	(.19)
Net asset value, end of period	10.54	11.35	9.40	16.58	15.46	12.62
Total Return (%)	(4.35)	20.93[c]	(41.12)	9.79	24.68	13.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.70[d]	.70	.69	.68	.84
Ratio of net expenses to average net assets	.66	.66[d]	.67	.69	.68	.84
Ratio of net investment income
to average net assets	2.29	3.80[d]	3.32	2.45	2.14	1.71
Portfolio Turnover Rate	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	218,067	256,140	267,393	545,392	456,316	308,769

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	129

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
BNY Mellon International	Year Ended	Eight Months Ended		Year Ended December 31,
Appreciation Fund†	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.24	9.31	16.37	15.27	12.47	11.19
Investment Operations:
Investment income—net[b]	.23	.22	.40	.36	.27	.17
Net realized and unrealized
gain (loss) on investments	(.72)	1.71	(7.06)	1.09	2.77	1.26
Total from Investment Operations	(.49)	1.93	(6.66)	1.45	3.04	1.43
Distributions:
Dividends from investment income—net	(.32)	—	(.40)	(.35)	(.24)	(.15)
Net asset value, end of period	10.43	11.24	9.31	16.37	15.27	12.47
Total Return (%)	(4.60)	20.73[c]	(41.21)	9.50	24.38	12.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.95[d]	.95	.94	.93	1.10
Ratio of net expenses to average net assets	.90	.91[d]	.92	.94	.93	1.10
Ratio of net investment income
to average net assets	2.08	3.56[d]	3.02	2.20	1.92	1.49
Portfolio Turnover Rate	2.71	2.63[c]	10.62	11	15	11
Net Assets, end of period ($ x 1,000)	3,462	4,171	3,179	5,623	5,366	4,431

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Balanced Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.44	10.93	12.91	13.17	12.79
Investment Operations:
Investment income—net[a]	.19	.24	.30	.29	.27
Net realized and unrealized
gain (loss) on investments	.46	(1.01)	(.73)	1.21	.64
Total from Investment Operations	.65	(.77)	(.43)	1.50	.91
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.36)	(.32)	(.30)
Dividends from net realized gain on investments	—	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.24)	(.72)	(1.55)	(1.76)	(.53)
Net asset value, end of period	9.85	9.44	10.93	12.91	13.17
Total Return (%)	6.84	(6.08)	(3.99)	12.09	7.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.57	.60	.58	.58	.60
Ratio of net expenses to average net assets[d]	.57[b]	.60[b]	.58[b]	.58[b]	.60
Ratio of net investment income
to average net assets[d]	1.78	2.81	2.51	2.26	2.10
Portfolio Turnover Rate	69.81	78.44[c]	51.92[c]	89.78[c]	64.43[c]
Net Assets, end of period ($ x 1,000)	335,138	301,643	317,545	358,068	342,110

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and
61.53%, respectively.
[d] Amount does not include the activity of the underlying funds.

See notes to financial statements.

The Funds	131

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Balanced Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.50	10.98	12.96	13.21	12.83
Investment Operations:
Investment income—net[a]	.17	.23	.27	.26	.24
Net realized and unrealized
gain (loss) on investments	.44	(1.01)	(.74)	1.21	.63
Total from Investment Operations	.61	(.78)	(.47)	1.47	.87
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.32)	(.28)	(.26)
Dividends from net realized gain on investments	—	(.45)	(1.19)	(1.44)	(.23)
Total Distributions	(.21)	(.70)	(1.51)	(1.72)	(.49)
Net asset value, end of period	9.90	9.50	10.98	12.96	13.21
Total Return (%)	6.44	(6.11)	(4.29)	11.73	6.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.82	.85	.81	.86	.85
Ratio of net expenses to average net assets[d]	.82[b]	.85[b]	.81[b]	.86[b]	.85
Ratio of net investment income
to average net assets[d]	1.54	2.57	2.28	1.98	1.86
Portfolio Turnover Rate	69.81	78.44[c]	51.92[c]	89.78[c]	64.43[c]
Net Assets, end of period ($ x 1,000)	4,015	4,412	4,812	4,274	3,727

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, 2007 and 2006 were 77.77%, 51.44%, 75.75% and
61.53%, respectively.
[d] Amount does not include the activity of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund commenced operations on September 30, 2009. BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund commenced operations on July 30, 2010. BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund is to seek capital appreciation and BNY Mellon Income Stock Fund is to seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund is to seek long-term capital growth. BNY Mellon International Appreciation Fund is to seek long-term capital appreciation. BNY Mellon Balanced Fund is to seek long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Growth Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Small Cap Growth Fund at the time of the exchange.The exchange ratios for Class M shares and Investor shares were 1.172 and 1.178, respectively. The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 6,473,576 Class M

The Funds	133

NOTES TO FINANCIAL STATEMENTS (continued)

shares and 283,476 Investor shares, representing net assets of $75,321,838 (including $1,191,135 net unrealized appreciation on investments) were issued to the Small Cap Growth Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the Small Cap Growth Fund.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by theTrust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap Core Equity Fund (the “Small Cap Core Equity Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Core Equity Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Small Cap Core Equity Fund at the time of the exchange.The exchange ratios for Class M shares and Investor shares were .961 and .986, respec-tively.The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 14,045,041 Class M shares and 125,336 Investor shares, representing net assets of $158,064,599 (including $1,296,509 net unrealized depreciation on investments) were issued to the Small Cap Core Equity Fund shareholders in the exchange.The exchange was a tax-free event to shareholders of the Small Cap Core Equity Fund.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,000, 1,000, 800, 1,000, and 1,004 Investor shares of BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, respectively.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The Funds	135

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of August 31, 2010 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by each fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic develop-

Table 1.

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—
Domestic†	1,109,431,959	—	—	—	—	—	1,109,431,959
Equity Securities—
Foreign†	62,724,394	—	—	—	—	—	62,724,394
Mutual Funds/
Exchange Traded
Funds	60,086,670	—	—	—	—	—	60,086,670
BNY Mellon Large
Cap Market
Opportunities Fund
Equity Securities—
Domestic†	3,862,792	—	—	—	—	—	3,862,792
Mutual Funds	2,318,360	—	—	—	—	—	2,318,360
BNY Mellon
Tax-Sensitive Large
Cap Multi-Strategy Fund
Equity Securities—
Domestic†	8,640,440	—	—	—	—	—	8,640,440
Mutual Funds	1,454,220	—	—	—	—	—	1,454,220
BNY Mellon Income
Stock Fund
Equity Securities—
Domestic†	88,232,200	—	—	—	—	—	88,232,200
Equity Securities—
Foreign†	3,658,192	—	—	—	—	—	3,658,192
Mutual Funds/
Exchange Traded
Funds	419,831	—	—	—	—	—	419,831
BNY Mellon Mid Cap
Stock Fund
Equity Securities—
Domestic†	1,165,611,274	—	—	—	—	—	1,165,611,274
Equity Securities—
Foreign†	22,461,274	—	—	—	—	—	22,461,274
Mutual Funds	114,310,288	—	—	—	—	—	114,310,288
BNY Mellon Small Cap
Stock Fund
Equity Securities—
Domestic†	413,095,313	—	—	—	—	—	413,095,313
Equity Securities—
Foreign†	4,401,158	—	—	—	—	—	4,401,158
Mutual Funds	73,505,617	—	—	—	—	—	73,505,617

The Funds	137

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1 (continued).

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—
Domestic†	229,264,746	—	—	—	—	—	229,264,746
Equity Securities—
Foreign†	10,520,323	—	—	—	—	—	10,520,323
Mutual Funds/Exchange
Traded Funds	8,317,704	—	—	—	—	—	8,317,704
Investments in Securities
Sold Short, Not Yet
Purchased—Domestic††	—	(60,093,252)	—	—	—	—	(60,093,252)
Investments in Securities
Sold Short, Not Yet
Purchased—Foreign††	—	(1,427,538)	—	—	—	—	(1,427,538)
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—
Domestic†	238,055,787	—	—	—	—	—	238,055,787
Mutual Funds	1,644,000	—	—	—	—	—	1,644,000
Other Financial
Instruments:
Options Written	—	(24,800)	—	—	—	—	(24,800)
BNY Mellon Small/Mid
Cap Fund
Equity Securities—
Domestic†	204,878,826	—	—	—	—	—	204,878,826
Equity Securities—
Foreign†	8,242,560	—	—	—	—	—	8,242,560
Mutual Funds	25,370,546	—	—	—	—	—	25,370,546
BNY Mellon
International Fund
Equity Securities—
Domestic†††	5,257,883	—	—	—	—	—	5,257,883
Equity Securities—
Foreign†††	984,919,755	—	—	—	—	—	984,919,755
Mutual Funds/Exchange
Traded Funds	3,547,602	—	—	—	—	—	3,547,602
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††††	—	—	6,972	(32,426)	—	—	(25,454)

Table 1 (continued).

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Emerging
Markets Fund
Equity Securities—
Foreign†††	1,736,390,268	—	4,615,168	—	—	—	1,741,005,436
Mutual Funds/Exchange
Traded Funds	52,368,686	—	—	—	—	—	52,368,686
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††††	—	—	928	(8,948)	—	—	(8,020)
BNY Mellon International
Appreciation Fund
Equity Securities—
Foreign†††	218,158,265	—	—	—	—	—	218,158,265
U.S. Treasury	—	—	229,995	—	—	—	229,995
Mutual Funds	1,978,000	—	—	—	—	—	1,978,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††††	—	—	135,484	(5,880)	—	—	129,604
Futures††††	10,091	(68,016)	—	—	—	—	(57,925)
BNY Mellon Balanced Fund
Asset—Backed	—	—	4,038,018	—	—	—	4,038,018
Commercial
Mortgage—Backed	—	—	6,736,857	—	—	—	6,736,857
Corporate Bonds†	—	—	32,194,470	—	—	—	32,194,470
Equity Securities—
Domestic†	109,909,473	—	—	—	—	—	109,909,473
Equity Securities—
Foreign†	6,150,002	—	—	—	—	—	6,150,002
Foreign Government	—	—	2,024,173	—	—	—	2,024,173
Municipal Bonds	—	—	4,367,817	—	—	—	4,367,817
Mutual Funds/Exchange
Traded Funds	92,468,223	—	—	—	—	—	92,468,223
U.S. Government Agencies/
Mortgage—Backed	—	—	51,346,895	—	—	—	51,346,895
U.S. Treasury	—	—	32,927,886	—	—	—	32,927,886

†	See Statement of Investments for industry classification.
††	See Statement of Securities Sold Short for industry classification.
†††	See Statement of Investments for country and industry classification.
††††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Funds	139

NOTES TO FINANCIAL STATEMENTS (continued)

ments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2010.

Table 2.
BNY Mellon Large Cap Stock Fund	$ 35,715
BNY Mellon Income Stock Fund	952
BNY Mellon Mid Cap Stock Fund	196,909
BNY Mellon Small Cap Stock Fund	97,696
BNY Mellon Small/Mid Cap Fund	10,817
BNY Mellon Emerging Markets Fund	15,791
BNY Mellon Balanced Fund	4,773

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2010.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline

Table 3.

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Company	8/31/2009 ($)	Purchases ($)	Sales ($)	Dividends ($)	(Loss) ($) (Depreciation) ($)		8/31/2010 ($)	Assets (%)
BNY Mellon
Large Cap
Stock Fund
Dreyfus Institutional
Preferred
Plus Money
Market Fund	2,653,000	325,530,000	328,091,000	—	—	—	92,000.0
Dreyfus Institutional
Cash Advantage
Plus Fund	122,299,850	789,813,132	863,986,749	—	—	—	48,126,233	4.0
Total	124,952,850	1,115,343,132	1,192,077,749	—	—	—	48,218,233	4.0
BNY Mellon
Large Cap
Market
Opportunities
Fund
BNY Mellon
U.S. Core
Equity 130/30
Fund, CI. M	—	998,000	—	—	—	(28,640)	969,360	19.1
Dreyfus Institutional
Preferred Plus
Money Market Fund	—	3,669,000	2,320,000	—	—	—	1,349,000	26.5
Total	—	4,667,000	2,320,000	—	—	(28,640)	2,318,360	45.6
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy
Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	—	990,000	—	—	—	(21,780)	968,220	9.4
Dreyfus Institutional
Preferred Plus
Money Market Fund	—	4,881,000	4,395,000	—	—	—	486,000	4.7
Total	—	5,871,000	4,395,000	—	—	(21,780)	1,454,220	14.1
BNY Mellon Income
Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	266,000	7,733,000	7,999,000	—	—	—	—	—
Dreyfus Institutional
Cash Advantage
Plus Fund	4,504,683	28,223,133	32,501,491	—	—	—	226,325.2
Total	4,770,683	35,956,133	40,500,491	—	—	—	226,325.2

The Funds	141

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3 (continued).

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Company	8/31/2009 ($)	Purchases ($)	Sales ($)	Dividends ($)	(Loss) ($) (Depreciation) ($)		8/31/2010 ($)	Assets (%)
BNY Mellon Mid Cap
Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	9,005,000	468,005,000	469,387,000	—	—	—	7,623,000.7
Dreyfus Institutional
Cash Advantage
Plus Fund	259,410,744	1,002,128,411	1,154,851,867	—	—	—	106,687,288	9.0
Total	268,415,744	1,470,133,411	1,624,238,867	—	—	—	114,310,288	9.7
BNY Mellon Small
Cap Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	353,814,000	350,482,000	—	—	—	3,332,000.8
Dreyfus Institutional
Cash Advantage
Plus Fund	151,678,930	501,224,362	582,729,675	—	—	—	70,173,617	16.7
Total	151,678,930	855,038,362	933,211,675	—	—	—	73,505,617	17.5
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	—	60,332,000	57,383,000	—	—	—	2,949,000	1.6
BNY Mellon Focused
Equity Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	186,084,000	184,440,000	—	—	—	1,644,000.7
BNY Mellon Small/Mid
Cap Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	170,510,000	163,184,000	—	—	—	7,326,000	3.3
Dreyfus Institutional Cash
Advantage Fund	—	58,377,473	40,332,927	—	—	—	18,044,546	8.1
Total	—	228,887,473	203,516,927	—	—	—	25,370,546	11.4
BNY Mellon International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	17,150,000	258,150,000	272,500,000	—	—	—	2,800,000.3
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	11,500,000	450,100,000	434,500,000	—	—	—	27,100,000	1.5
Dreyfus Institutional
Cash Advantage
Plus Fund	1,702,292	20,754,679	22,456,971	—	—	—	—	—
Total	13,202,292	470,854,679	456,956,971	—	—	—	27,100,000	1.5

Table 3 (continued).

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Company	8/31/2009 ($)	Purchases ($)	Sales ($)	Dividends ($)	(Loss) ($) (Depreciation) ($)		8/31/2010 ($)	Assets (%)
BNY Mellon
International
Appreciation Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—	32,769,000	30,791,000	—	—	—	1,978,000.9
BNY Mellon
Balanced Fund
BNY Mellon
Emerging Markets
Fund, CI. M	18,202,384	6,907,958	—	207,958	—	3,003,966	28,114,308	8.3
BNY Mellon
International
Fund, CI. M	24,519,018	4,707,762	—	707,762	—	(2,372,487)	26,854,293	7.9
BNY Mellon
Mid Cap Stock
Fund, CI. M	18,748,196	1,634,536	2,000,000	134,536	(451,253)	2,114,960	20,046,439	5.9
BNY Mellon
Small Cap Stock
Fund, CI. M	9,186,473	1,012,220	670,000	12,220	(271,368)	708,068	9,965,393	2.9
Dreyfus Institutional
Preferred
Plus Money
Market Fund	8,241,000	92,759,000	98,980,000	—	—	—	2,020,000.6
Dreyfus Institutional
Cash Advantage
Plus Fund	26,231,002	121,247,141	144,166,049	—	—	—	3,312,094	1.0
Total	105,128,073	228,268,617	245,816,049	1,062,476	(722,621)	3,454,507	90,312,527	26.6

due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net monthly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

The Funds	143

NOTES TO FINANCIAL STATEMENTS (continued)

of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2010, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, the period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2010.

Table 4.

	Undistributed	Accumulated	Undistributed	Unrealized	Capital (Losses)
	Ordinary	Capital	Capital	Appreciation	Realized After
	Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)	October 31, 2009 ($)†
BNY Mellon Large Cap Stock Fund	494,953	(188,092,197)	—	122,603,405	—
BNY Mellon Large Cap Market
Opportunities Fund	1,202	—	—	(167,337)	(602)
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	3,952	—	—	(285,304)	(939)
BNY Mellon Income Stock Fund	126,500	(24,531,303)	—	2,447,902	—
BNY Mellon Mid Cap Stock Fund	—	(214,153,991)	—	54,188,905	—
BNY Mellon Small Cap Stock Fund	—	(168,794,212)	—	(4,161,352)	—
BNY Mellon U.S. Core Equity 130/30 Fund	388,109	(56,276,956)	—	1,469,859	—
BNY Mellon Focused Equity
Opportunities Fund	620,294	—	—	(11,187,321)	(4,364,401)
BNY Mellon Small/Mid Cap Fund	78,127	—	14,761	(5,595,959)	—
BNY Mellon International Fund	21,172,410	(622,973,162)	—	(135,592,446)	(15,842,412)††
BNY Mellon Emerging Markets Fund	9,726,535	(150,786,863)	—	127,319,759	—
BNY Mellon International Appreciation Fund	3,982,701	(27,705,019)	—	(62,731,177)	(5,920,519)††
BNY Mellon Balanced Fund	2,912,663	(9,165,220)	—	797,239	—

†	These losses were deferred for tax purposes to the first day of the following fiscal year.
†† Included are passive foreign investment companies post-October losses of $123,326 and $22,390 for BNY Mellon International Fund and BNY Mellon International
Appreciation Fund, respectively.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Table 6 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, each relevant fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 7. These permanent book to tax differences are primarily

Table 5.

Expiring in fiscal	2011 ($)†	2016 ($)†	2017 ($)†	2018 ($)†	Total ($)
BNY Mellon Large Cap Stock Fund	—	—	104,532,089	83,560,108	188,092,197
BNY Mellon Income Stock Fund	—	—	8,161,053	16,370,250	24,531,303
BNY Mellon Mid Cap Stock Fund	—	—	83,544,677	130,609,314	214,153,991
BNY Mellon Small Cap Stock Fund	—	4,923,837	66,384,085	97,486,290	168,794,212
BNY Mellon U.S. Core Equity 130/30 Fund	—	114,430	23,308,714	32,853,812	56,276,956
BNY Mellon International Fund	—	—	160,678,992	462,294,170	622,973,162
BNY Mellon Emerging Markets Fund	—	—	43,341,501	107,445,362	150,786,863
BNY Mellon International Appreciation Fund	10,488,108	—	17,216,911	—	27,705,019
BNY Mellon Balanced Fund	—	—	7,507,394	1,657,826	9,165,220

† If not applied, the carryovers expire in the above years.

Table 6.

				Long-Term
	Ordinary Income ($)		Capital Gains ($)
	2010	2009	2010	2009
BNY Mellon Large Cap Stock Fund	11,065,751	19,143,619	—	17,133,676
BNY Mellon Income Stock Fund	1,723,623	3,222,920	—	11,340,430
BNY Mellon Mid Cap Stock Fund	8,513,360	6,655,443	—	2,115,354
BNY Mellon Small Cap Stock Fund	754,676	5,805,325	—	588,458
BNY Mellon U.S. Core Equity 130/30 Fund	307,480	1,198,524	—	—
BNY Mellon Focused Equity Opportunities Fund	24,000	—	—	—
BNY Mellon Small/Mid Cap Fund	176,607	—	—	—
BNY Mellon International Fund	30,009,971	50,974,570	—	31,916,379
BNY Mellon Emerging Markets Fund	11,055,178	67,524,653	—	159,081,364
BNY Mellon International Appreciation Fund	7,648,881	321,748†	—	—
BNY Mellon Balanced Fund	7,907,628	8,156,340	—	12,807,246

† For the eight months ended August 31, 2009.

The Funds	145

NOTES TO FINANCIAL STATEMENTS (continued)

due to the fund start-up costs for BNY Mellon Large Cap Market Opportunities Fund, fund start-up costs and real estate investment trusts for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts, limited partnerships and distributions in excess of taxable income for BNY Mellon Mid Cap Stock Fund and BNY Mellon Small Cap Stock Fund, short sales reclassification and excise tax paid for BNY Mellon U.S. Core Equity 130/30 Fund, fund start-up costs and dividend reclassification for BNY Mellon Focused Equity Opportunities Fund, real estate investment trusts, limited partnerships and fund start-up costs for BNY Mellon Small/Mid Cap Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies, and Thailand and India capital gains taxes for BNY Mellon Emerging Markets Fund, foreign exchange gains and losses, passive foreign investments companies, and a capital loss carryover expiration for BNY Mellon International Appreciation Fund and paydown gains and losses on mortgage backed securities and amortization adjustments for BNY Mellon Balanced Fund. Net assets and net asset values per share were not affected by these reclassifications.

NOTE 3—Bank Lines of Credit:

Except for BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2010, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon Emerging Markets Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Large Cap Stock Fund, was approximately $2,408,600 with a related weighted average annualized interest rate of 1.41%.

Table 7.

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Large Cap Market Opportunities Fund	188	—	(188)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	347	16	(363)
BNY Mellon Mid Cap Stock Fund	(704,400)	833,695	(129,295)
BNY Mellon Small Cap Stock Fund	182,587	424,629	(607,216)
BNY Mellon U.S. Core Equity 130/30 Fund	17,374	(15,306)	(2,068)
BNY Mellon Focused Equity Opportunities Fund	2,387	116	(2,503)
BNY Mellon Small/Mid Cap Fund	(3,048)	15,091	(12,043)
BNY Mellon International Fund	161,887	(161,887)	—
BNY Mellon Emerging Markets Fund	(3,752,466)	3,752,466	—
BNY Mellon International Appreciation Fund	(259,137)	21,471,476	(21,212,339)
BNY Mellon Balanced Fund	811,543	(811,543)	—

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Income Stock Fund, was approximately $206,000 with a related weighted average annualized interest rate of 1.31%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Mid Cap Stock Fund, was approximately $14,800 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Small Cap Stock Fund, was approximately $186,700 with a related weighted average annualized interest rate of 1.44%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $73,300 with a related weighted average annualized interest rate of 1.48%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon International Fund, was approximately $57,000 with a related weighted average annualized interest rate of 1.47%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon International Appreciation Fund, was approximately $70,200 with a related weighted average annualized interest rate of 1.44%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Balanced Fund, was approximately $3,600 with a related weighted average annualized interest rate of 1.40%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon Funds), of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon Funds), of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.25% of the value of the average daily net assets of their respective class. The expense reimbursement pursuant to the undertaking, amounted to $30,658, during the period ended August 31, 2010.

The Funds	147

NOTES TO FINANCIAL STATEMENTS (continued)

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.15% of the value of the average daily net assets of their respective class.The expense reimbursement, pursuant to the undertaking, amounted to $28,189 during the period ended August 31, 2010.

For BNY Mellon Small Cap Stock Fund, the Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed an annual rate of .99% and 1.24% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $110,307 during the period ended August 31, 2010.

For BNY Focused Equity Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .90% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $93,564 during the period ended August 31, 2010.

For BNY Small/Mid Cap Fund, the Investment Adviser has contractually agreed, until January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage com-

missions, commitment fees on borrowings and extraordinary expenses, do not exceed .95% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $161,535 during the period ended August 31, 2010.

For the BNY Mellon International Appreciation Fund, the Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .67% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $52,217 during the period ended August 31, 2010.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, which are invested in shares of certain other series of the Trust.

No administration fee is applied to assets held by BNY Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets.

During the period ended August 31, 2010, the Distributor retained $837 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2010, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $5,011 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August

31, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 8.
BNY Mellon Large Cap Stock Fund	$20,079
BNY Mellon Large Cap Market
Opportunities Fund	2
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	2
BNY Mellon Income Stock Fund	2,814
BNY Mellon Mid Cap Stock Fund,
Investor shares	53,391
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	1,671
BNY Mellon Small Cap Stock Fund	16,372
BNY Mellon U.S. Core Equity 130/30 Fund	21
BNY Mellon Focused Equity
Opportunities Fund	27
BNY Mellon Small/Mid Cap Fund	144
BNY Mellon International Fund	12,188
BNY Mellon Emerging Markets Fund	14,524
BNY Mellon International Appreciation Fund	9,962
BNY Mellon Balanced Fund	10,849

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2010, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 9.

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2010, pursuant to the custody agreement.

The Funds	149

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10.
BNY Mellon Large Cap Stock Fund	$108,583
BNY Mellon Large Cap Market
Opportunities Fund	3,500
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	1,000
BNY Mellon Income Stock Fund	18,612
BNY Mellon Mid Cap Stock Fund	102,145
BNY Mellon Small Cap Stock Fund	74,196
BNY Mellon U.S. Core Equity 130/30 Fund	36,380
BNY Mellon Focused Equity
Opportunities Fund	32,111
BNY Mellon Small/Mid Cap Fund	80,738
BNY Mellon International Fund	1,165,423
BNY Mellon Emerging Markets Fund	3,786,748
BNY Mellon International
Appreciation Fund	23,707
BNY Mellon Balanced Fund	41,197

During the period ended August 31, 2010, each fund (except BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund) was charged $4,648 for services performed by the Chief Compliance Officer. During the period ended August 31, 2010, BNY Mellon Large Cap Market

Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund were each charged $673 for services performed by the Chief Compliance Officer.

Table 11 summarizes the components of “Due to/from The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended August 31, 2010.

Table 9.

	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	310	(3)
BNY Mellon Large Cap Market Opportunities Fund	1	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1	—
BNY Mellon Income Stock Fund	116	(1)
BNY Mellon Mid Cap Stock Fund	10,204	(115)
BNY Mellon Small Cap Stock Fund	2,540	(28)
BNY Mellon U.S. Core Equity 130/30 Fund	39	—
BNY Mellon Focused Equity Opportunities Fund	13	(1)
BNY Mellon Small/Mid Cap Fund	15	(1)
BNY Mellon International Fund	538	(6)
BNY Mellon Emerging Markets Fund	629	(7)
BNY Mellon International Appreciation Fund	1,079	(12)
BNY Mellon Balanced Fund	89	(1)

Table 11.

						(Less)
	Investment	Rule 12b-1	Shareholder		Chief	Expense
	Advisory	Distribution	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Large Cap Stock Fund	682,495	—	1,648	15,052	673	—
BNY Mellon Large Cap Market
Opportunities Fund	1,331	—	2	3,500	673	(30,658)
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	2,591	—	2	1,000	673	(28,188)
BNY Mellon Income Stock Fund	53,257	—	222	2,685	673	—
BNY Mellon Mid Cap Stock Fund	786,767	351	4,669	15,220	673	—
BNY Mellon Small Cap Stock Fund	318,524	—	1,328	12,608	673	(11,454)
BNY Mellon U.S. Core
Equity 130/30 Fund	128,175	—	2	4,002	673	—
BNY Mellon Focused Equity
Opportunities Fund	142,960	—	3	4,741	673	—
BNY Mellon Small/Mid Cap Fund	140,637	—	4	3,840	673	—
BNY Mellon International Fund	750,937	—	970	400,171	673	—
BNY Mellon Emerging Markets Fund	1,792,176	—	1,524	560,089	673	—
BNY Mellon International
Appreciation Fund	97,226	—	752	2,525	673	—
BNY Mellon Balanced Fund	123,026	—	882	6,048	673	—

Table 12.

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	988,807,392	1,356,407,538
BNY Mellon Large Cap Market Opportunities Fund	5,004,409	59,318
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	9,979,176	84,252
BNY Mellon Income Stock Fund	75,045,323	114,801,361
BNY Mellon Mid Cap Stock Fund	1,553,031,898	1,666,878,868
BNY Mellon Small Cap Stock Fund	981,321,334	1,214,087,573
BNY Mellon Focused Equity Opportunities Fund	329,505,773	75,866,950
BNY Mellon Small/Mid Cap Fund	345,457,647	126,938,825
BNY Mellon International Fund	763,499,508	927,683,095
BNY Mellon Emerging Markets Fund	1,661,667,069	1,144,481,949
BNY Mellon International Appreciation Fund	6,571,183	33,377,391
BNY Mellon Balanced Fund	254,684,631	228,764,494
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	354,338,306	216,474,409
Short sale transactions	97,689,276	136,422,572
Total	452,027,582	352,896,981

The Funds	151

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at August 31, 2010, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon Balanced Fund held no derivatives during the period ended August 31, 2010.These disclosures did not impact the notes to the financial statements.

During the period, BNY Mellon Income Stock Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund held derivatives. These disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for such hedge accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

BNY Mellon International Appreciation Fund held derivatives that subject the fund to multiple categories of risk exposure. Table 13 shows the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Table 14 summarizes each relevant fund’s average market value and percentage of average net assets of derivatives outstanding for the period ended August 31, 2010.

Futures Contracts: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at August 31, 2010 are set forth in the Statement of Financial Futures.

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of August 31, 2010 is shown below:

Table 13.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	10,091	Equity risk[1]	(68,016)
Foreign exchange risk[2]	135,484	Foreign exchange risk[3]	(5,880)
Gross fair value of derivatives contracts	145,575		(73,896)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on forward foreign currency exchange contracts.
[3] Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended August 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Forward Contracts[5]	Total
Equity	81,447	—	81,447
Foreign exchange	—	(300,950)	(300,950)
Total	81,447	(300,950)	(219,503)

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[6]	Forward Contracts[7]	Total
Equity	(57,925)	—	(57,925)
Foreign exchange	—	129,604	129,604
Total	(57,925)	129,604	71,679

Statement of Operations location:
[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Table 14.

		Average
	Value ($)	Net Assets (%)
BNY Mellon International Fund
Forward contracts	10,568,606.90
BNY Mellon Emerging Markets Fund
Forward contracts	8,420,236.54
BNY Mellon International Appreciation Fund
Equity futures contracts	2,384,780.96
Forward contracts	2,390,799.96

The Funds	153

NOTES TO FINANCIAL STATEMENTS (continued)

Options: BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment. Each fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, each fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by each fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

Table 15 summarizes BNY Mellon Income Stock Fund’s and BNY Mellon Focused Equity Opportunities Fund’s call/put options written for the period ended August 31, 2010.

Table 15.

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2009	—	—
Contracts written	777	107,120
Contracts terminated:
Contracts closed	606	91,730	53,430	38,300
Contracts expired	171	15,390	—	15,390
Total contracts terminated	777	107,120	53,430	53,690
Contracts outstanding August 31, 2010	—	—

Forward Foreign Currency Exchange Contracts: BNY chases of forward contracts, each fund incurs a loss if the Mellon International Fund, BNY Mellon Emerging value of the contract decreases between the date the Markets Fund, and BNY Mellon International Appreci- forward contract is opened and the date the forward ation Fund enter into forward contracts in order to hedge contract is closed. Each fund realizes a gain if the value of their exposure to changes in foreign currency exchange the contract increases between those dates. Any realized rates on its foreign portfolio holdings, to settle foreign gain or loss which occurred during the period is currency transactions or as a part of their investment reflected in the Statements of Operations. Each fund is strategies.When executing forward contracts, each fund is exposed to foreign currency risk as a result of changes obligated to buy or sell a foreign currency at a specified in value of underlying financial instruments. Each fund rate on a certain date in the future.With respect to sales is also exposed to credit risk associated with counterparty of forward contracts, each fund incurs a loss if the value nonperformance on these forward contracts, which is of the contract increases between the date the forward typically limited to the unrealized gain on each open contract is opened and the date the forward contract is contract. Table 16 summarizes open forward contracts closed. Each fund realizes a gain if the value of the con- for each fund at August 31, 2010. tract decreases between those dates.With respect to pur-

Table 15 (continued).

BNY Mellon Focused Equity Opportunities Fund
	Number of	Premiums
Options Written	Contracts	Received ($)
Contracts outstanding September 30, 2009	—	—
Contracts written	400	53,971
Contracts outstanding August 31, 2010	400	53,971

Table 16.

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound, Expiring 9/2/2010	480,035	739,350	736,205	(3,145)
Swedish Krona, Expiring 9/1/2010	8,912,691	1,206,048	1,205,795	(253)
Sales:		Proceeds ($)
British Pound, Expiring 9/1/2010	286,973	445,038	440,116	4,922
British Pound, Expiring 9/2/2010	286,135	440,705	438,830	1,875
Euro, Expiring 9/1/2010	66,206	84,075	83,900	175
Japanese Yen, Expiring 9/2/2010	68,567,560	812,412	816,183	(3,771)
Swiss Franc, Expiring 9/1/2010	2,616,002	2,551,450	2,576,707	(25,257)
Gross Unrealized Appreciation				6,972
Gross Unrealized Depreciation				(32,426)

The Funds	155

NOTES TO FINANCIAL STATEMENTS (continued)

Table 16 (continued).

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Lira,
Expiring 9/1/2010	52,084	29,848	29,848	—
Brazilian Lira,
Expiring 9/2/2010	172,640	99,048	99,048	—
Indian Rupee,
Expiring 9/1/2010	20,345,206	434,031	434,031	—
Indian Rupee,
Expiring 9/1/2010	6,750,032	144,001	144,001	—
Indian Rupee,
Expiring 9/1/2010	1,216,280	25,947	25,947	—
Indian Rupee,
Expiring 9/1/2010	139,273	2,971	2,971	—
South African Rand,
Expiring 9/1/2010	7,707,476	1,053,942	1,045,082	(8,860)
South Korean Won,
Expiring 9/1/2010	13,308,490	11,103	11,101	(2)
South Korean Won,
Expiring 9/2/2010	548,755,898	463,007	463,007	—
Taiwan Dollar,
Expiring 9/1/2010	63,400,000	1,979,703	1,979,703	—
Sales:		Proceeds ($)
Brazilian Lira,
Expiring 9/1/2010	6,366	3,644	3,644	—
Brazilian Lira,
Expiring 9/1/2010	742,281	424,889	424,889	—
Brazilian Lira,
Expiring 9/1/2010	74,254	42,504	42,504	—
Brazilian Lira,
Expiring 9/2/2010	80,007	45,902	45,902	—
Brazilian Lira,
Expiring 9/2/2010	1,586,020	909,937	909,937	—
Brazilian Lira,
Expiring 9/3/2010	76,799	44,703	44,703	—
Hong Kong Dollar,
Expiring 9/1/2010	2,508,112	322,373	322,431	(58)

Table 16 (continued).

BNY Mellon Emerging Markets Fund (continued)
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Hong Kong Dollar,
Expiring 9/1/2010	441,149	56,702	56,712	(10)
Indian Rupee,
Expiring 9/1/2010	1,245,002	26,682	26,682	—
Indian Rupee,
Expiring 9/1/2010	3,014,838	64,613	64,613	—
Indian Rupee,
Expiring 9/2/2010	60,540,531	1,293,463	1,293,463	—
Indian Rupee,
Expiring 9/2/2010	20,521,338	438,443	438,443	—
Indonesian Rupiah,
Expiring 9/2/2010	279,594,110	31,032	31,032	—
Indonesian Rupiah,
Expiring 9/2/2010	363,853,953	40,383	40,383	—
Mexican New Peso,
Expiring 9/1/2010	1,558,208	118,795	118,051	744
Mexican New Peso,
Expiring 9/2/2010	1,914,279	145,108	145,028	80
South Korean Won,
Expiring 9/1/2010	6,240,403	5,204	5,205	(1)
South Korean Won,
Expiring 9/1/2010	119,019,470	99,257	99,274	(17)
South Korean Won,
Expiring 9/2/2010	110,110,765	92,873	92,873	—
South Korean Won,
Expiring 9/2/2010	229,574,896	193,636	193,636	—
Thai Baht,
Expiring 9/3/2010	3,591,862	115,013	115,013	—
Thai Baht,
Expiring 9/3/2010	4,412,917	141,304	141,304	—
Turkish Lira,
Expiring 9/1/2010	443,909	290,802	290,698	104
Gross Unrealized Appreciation				928
Gross Unrealized Depreciation				(8,948)

The Funds	157

NOTES TO FINANCIAL STATEMENTS (continued)

Table 17 summarizes the cost of investments for federal appreciation (depreciation) on investments for each fund income tax purposes and accumulated net unrealized at August 31, 2010.

Table 16 (continued).

BNY Mellon International Appreciation Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 9/15/2010	196,092	160,910	174,132	13,222
Australian Dollar, Expiring 9/15/2010	2,384	2,168	2,117	(51)
Australian Dollar, Expiring 9/15/2010	111,600	100,121	99,102	(1,019)
British Pound, Expiring 9/15/2010	403,601	587,033	618,917	31,884
British Pound, Expiring 9/15/2010	39,200	60,201	60,113	(88)
British Pound, Expiring 9/15/2010	1,200	1,906	1,840	(66)
British Pound, Expiring 9/15/2010	53,100	83,128	81,428	(1,700)
British Pound, Expiring 9/15/2010	52,900	82,403	81,121	(1,282)
Euro, Expiring 9/15/2010	620,476	745,285	786,282	40,997
Euro, Expiring 9/15/2010	29,900	38,519	37,890	(629)
Euro, Expiring 9/15/2010	211,600	269,188	268,145	(1,043)
Euro, Expiring 9/15/2010	7,913	9,999	10,028	29
Japanese Yen, Expiring 9/15/2010	49,786,471	546,117	592,718	46,601
Japanese Yen, Expiring 9/15/2010	205,000	2,387	2,441	54
Japanese Yen, Expiring 9/15/2010	16,550,000	194,334	197,031	2,697
Japanese Yen, Expiring 9/15/2010	120,000	1,431	1,429	(2)
Gross Unrealized Appreciation				135,484
Gross Unrealized Depreciation				(5,880)

Table 17.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	1,109,639,618	168,778,859	46,175,454	122,603,405
BNY Mellon Large Cap Market Opportunities Fund	6,348,489	7,514	174,851	(167,337)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	10,379,964	16,232	301,536	(285,304)
BNY Mellon Income Stock Fund	89,862,321	9,175,824	6,727,922	2,447,902
BNY Mellon Mid Cap Stock Fund	1,248,193,931	122,790,979	68,602,074	54,188,905
BNY Mellon Small Cap Stock Fund	495,163,440	27,486,224	31,647,576	(4,161,352)
BNY Mellon U.S. Core Equity 130/30 Fund	250,431,014	13,378,237	15,706,478	(2,328,241)
BNY Mellon Focused Equity Opportunities Fund	250,916,279	6,469,207	17,685,699	(11,216,492)
BNY Mellon Small/Mid Cap Fund	244,087,891	12,603,277	18,199,236	(5,595,959)
BNY Mellon International Fund	1,129,364,656	66,873,868	202,513,284	(135,639,416)
BNY Mellon Emerging Markets Fund	1,665,996,714	238,773,212	111,395,804	127,377,408
BNY Mellon International Appreciation Fund	283,039,513	20,122,605	82,795,858	(62,673,253)
BNY Mellon Balanced Fund	341,366,575	24,160,160	23,362,921	797,239

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, and BNY Mellon Balanced Fund, each a series of BNY Mellon FundsTrust (collectively “the Funds”), including the statements of investments, statement of financial futures (with respect to BNY Mellon International Appreciation Fund), statement of options written (with respect to BNY Mellon Focused Equity Opportunities Fund) and statement of securities sold short (with respect to BNY Mellon U.S. Core Equity 130/30 Fund), as of August 31, 2010, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the year then ended (with respect to the BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for each of the years or periods in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the BNY Mellon International Appreciation Fund, the financial highlights for each of the years in the three-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board

(United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, and BNY Mellon Balanced Fund, as of August 31, 2010, and the results of their operations, the changes in their net assets, its cash flows (with respect to the BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
October 26, 2010

The Funds	159

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $11,065,751 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $1,723,623 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon Mid Cap Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $7,649,253 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon Small Cap Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $342,386 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon U.S. Core Equity 130/30 Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $307,480 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $24,000 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0002 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon Small/Mid Cap Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $176,607 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0337 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $36,804,177 as income sourced from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $2,773,547 as taxes paid from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also the fund designates the maximum amount allowable, but not less than $30,009,971 as ordinary income dividends paid during the fiscal year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $41,676,901 as income sourced from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(c) (2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $6,951,945 as taxes paid from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the

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IMPORTANT TAX INFORMATION (Unaudited) (continued)

2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also the fund designates the maximum amount allowable, but not less than $11,055,178 as ordinary income dividends paid during the fiscal year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

calendar year with Form 1099-DIV which will be mailed by early 2011.Also the fund designates the maximum amount allowable, but not less than $7,648,881 as ordinary income dividends paid during the fiscal year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $8,092,382 as income sourced from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $712,703 as taxes paid from foreign countries for the fiscal year ended August 31, 2010 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010

BNY Mellon Balanced Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $3,002,871 as ordinary income dividends paid during the year ended August 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 39.81% of ordinary income dividends paid during the year ended August 31, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 9-10, 2010, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services.The Board members also considered the re-approval of the Trust’s Administration Agreement with The Bank of NewYork Mellon for another one year term, pursuant to which The Bank of New York Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive operational and compliance infrastructure. They also considered that The Bank of New York Mellon provides the funds with administrative and accounting services pursuant to theTrust’s Administration Agreement.The Board also considered Dreyfus’ broker-

age policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s benchmark. The Board was provided with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Large Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the

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fund’s performance was above the medians of the Performance Group and Performance Universe for the 1-year period and was below the medians for the 2-, 3-, 4- and 5-year periods.The Board also received a presentation from the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results.The Board expressed concern over the fund’s longer-term relative underperformance, and stated its expectation for continued improvement in the performance results in the future.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”) and by accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon U.S. Core Equity 130/30 Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s performance was equal to the medians of the Performance Group for the reported periods ended January 31, 2010, and was above the median of the Performance Universe for the 1-year period and was below the median for the 2-year period.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund. Representatives of Dreyfus reviewed with the Board members the fee paid to Dreyfus or its affiliates by an account managed or sub-advised by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies as the fund (the “Similar Account”). Dreyfus’ representatives explained the nature of the Similar Account and the differences, from Dreyfus’ perspective, in providing services to such Similar Account as compared to managing and providing services to the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Account to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Balanced Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The

Board noted that the fund’s performance was above the medians of the Performance Group for the reported periods ended January 31, 2010, and was below the median of the Performance Universe for the 1-year period and was above the medians for the 2-, 3-, 4- and 5-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Income Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective Expense Group and Expense Universe medians).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons.The Board noted that for periods ended January 31, 2010, the fund’s performance was above the medians of the Performance Group and Performance Universe for the 1-year period and was below the medians for the 2-, 3-, 4- and 5-year periods.The Board received a presentation from a research analyst who works with the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results. The Board expressed concern over the fund’s longer-term relative underperformance, and stated its expectation for continued improvement in the performance results in the future.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Mid Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (equal to the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s performance was below the medians of the Performance Group for the reported periods, and was below the medians of the Performance Universe for the 1-, 2- and 4-year periods and was above the medians for the 3- and 5-year periods.The Board expressed concern over the fund’s relative underperformance for the

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reported periods versus its Performance Group, but noted the fund’s more favorable relative performance versus its Performance Universe for the 3- and 5-years periods. The Board also stated its expectation for improved performance results in the future.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Small Cap Stock Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the first quartile (below the median) of the Expense Universe.The Board also considered that BNY Mellon Fund Advisers has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.99% and 1.24%, respectively

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted the fund’s performance was below the medians of the Performance Group and the Performance Universe for the reported periods ended January 31, 2010.The Board expressed concern over the fund’s relative underperformance for the reported periods. The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective March 11, 2010. The Board also stated its expectation for improved performance results in the future.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon International Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe). The Board considered the voluntary 15 basis point combined fee waiver and expense reimbursement arrangement undertaken by BNY Mellon Fund Advisers, effective June 1, 2008 (initially implemented for an indefinite period), which reduced the fund’s total expenses for the measurement period from 1.14% to 1.03% for Class

M shares and from 1.27% to 1.16% for Investor shares for the fund’s fiscal year ended August 31, 2009.The Board agreed to terminate the fee waiver and expense reimbursement arrangement, effective June 1, 2009.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s performance was below the medians of the Performance Group for the 1-, 3-, 4- and 5-year periods and was above the median for the 2-year period, and was below the medians of the Performance Universe for 1-, 4- and 5-year periods and was above the medians for the 2- and 3-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Emerging Markets Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quartile of the Expense Group and in the third quartile of the Expense Universe (above the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s performance was below the medians of the Performance Group for the 1- and 5-year periods and was above the medians for the 2-, 3- and 4-year periods, and was above the medians of the Performance Universe for the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon International Appreciation Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the first quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).The Board also considered that BNY Mellon Fund Advisers has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class of the fund’s shares (excluding shareholder services fees, taxes,

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interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.67%.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s performance was equal to the medians of the Performance Group for the 1- and 3-year periods, was above the median for the 2-year period and was below the medians for the 4-, 5- and 10-year periods, and was below the medians of the Performance Universe for 1-and 10-year periods and was above the medians for the 2-, 3-, 4- and 5-year periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds, including soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided. The Board also noted the fee waiver and expense reimbursement arrangements pertaining to BNY Mellon Small Cap Stock Fund and BNY Mellon International Appreciation Fund and their effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Large Cap Stock Fund and BNY Mellon Income Stock Fund, while the Board was concerned with each fund’s longer-term relative underperformance for the reported periods, it considered the explanations of the respective fund’s portfolio manager and research analyst for the less competitive performance, and noted its expectation for continued improvement in the performance results in the future for each fund.

  With respect to BNY Mellon Small Cap Stock Fund, while the Board was concerned with the fund’s rela- tive underperformance for the reported periods, the Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund, effective March 11, 2010, and stated its expectation for improved perfor- mance results in the future.

  With respect to BNY Mellon U.S. Core Equity 130/30 Fund and BNY Mellon International Appreciation Fund, the Board was generally satisfied with each fund’s relative performance.

  With respect to BNY Mellon Mid Cap Stock Fund, while the Board was concerned with the fund’s rela- tive underperformance for the reported periods versus its Performance Group, it noted the fund’s more favor- able relative performance versus its Performance Universe for the 3- and 5-years periods, and stated its expectation for improved performance results in the future.

  With respect to BNY Mellon International Fund, the Board was generally satisfied with the fund’s overall relative performance.

  With respect to BNY Mellon Emerging Markets Fund, the Board was satisfied with the fund’s overall performance.

  With respect to BNY Mellon Balanced Fund, the Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

———————

At a meeting of the Board of Trustees held on September 15, 2009, the Board considered the approval of the Trust’s Investment Advisory Agreement with respect to BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund through each fund’s renewal date of June 1, 2011, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, will provide each fund with investment advisory services. The Board members also considered the approval of the Trust’s Administration Agreement with The Bank of New York Mellon (“BNY Mellon”) for a one year term, pursuant to which BNY Mellon will provide each fund with administrative services. BNY Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which BNY Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate

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INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services to be Provided to the Funds.The Board members were referred to information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the other funds comprising the Trust and discussed the nature, extent and quality of the services to be provided to each fund pursuant to the Investment Advisory Agreement.The Board members also had been provided with and had discussed at previous meetings information regarding the distribution of accounts and the diversity of distribution of the other funds of theTrust and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of those funds’ distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also will provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Funds’ Performance, Advisory Fees and Expense Ratios.As each fund had not yet commenced operations, the Board members were not able to review each fund’s performance.The Board discussed with representatives of Dreyfus each fund’s investment objective and policies. The Board also received information pertaining to the qualifications of each fund’s primary portfolio manager.

BNY Mellon Focused Equity Opportunities Fund

The Board members reviewed comparisons of the fund’s proposed advisory fee to those of funds in the Lipper Large-Cap Core Funds category. The Board members noted that the fund’s proposed contractual advisory fee was above the average and the median advisory or adviser/administration fees of the funds in the category (both with and without any fee waivers and reimbursements).The Board members also noted that the Lipper Large-Cap Core Funds category is not limited to “focused” funds and that the fund’s proposed contractual advisory fee was below the average and the median advisory or adviser/administration fees of the funds in the comparison group derived by Dreyfus of other “focused” funds in the Lipper Large-Cap Core Funds category.The Board considered that BNY Mellon Fund Advisers (Dreyfus) will contractually agree, until at least January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither share class (excluding shareholder services fees, taxes, interest, brokerage commissions, interest, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates included in the Lipper Large-Cap Core Funds category (the “Similar Funds”) and by separate accounts and/or other investment products that are managed by Dreyfus with the same investment mandate as the fund (the “Similar Accounts”) and discussed the relationship of the advisory fee to be paid in light of the services to be provided to the fund. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fee

BNY Mellon Small/Mid Cap Fund

The Board members reviewed comparisons of the fund’s proposed advisory fee to those of funds in the Lipper Mid-Cap Growth Funds category.The Board members noted that the fund’s proposed contractual advisory fee was above the average, and below the median, advisory or adviser/administration fees of the funds in the category (both with and without any fee waivers and reimbursements). The Board considered that BNY Mellon Fund Advisers (Dreyfus) will contractually agree, until at least January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither share class (excluding shareholder services fees, taxes, interest, brokerage commissions, interest, commitment fees on borrowings and extraordinary expenses) exceed 0.95%.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates included in the Lipper Mid-Cap Growth Funds category (the “Similar Funds”) and by separate accounts and/or other investment products that are managed by Dreyfus with the same investment mandate as the fund (the “Similar Accounts”) and discussed the relationship of the advisory fee to be paid in light of the services to be provided to the fund. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

Analysis of Profitability and Economies of Scale.As each fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates. The Board considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to each fund, including soft dollar arrangements with respect to trading each fund’s portfolio. The Board also considered whether each fund would be able to participate in any economies of scale that Dreyfus may experience in the event that each fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the advisory fees annually after an initial term of the Investment Advisory Agreement with respect to each fund.

———————

At a meeting of the Board of Trustees held on June 8, 2010, the Board considered the approval of the Trust’s

Investment Advisory Agreement with BNY Mellon Fund Advisers, a division of Dreyfus, and the Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited (“Walter Scott”) (together, the “Agreements”) with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund through each fund’s renewal date of June 1, 2012, pursuant to which BNY Mellon Fund Advisers and Walter Scott will provide each fund with investment advisory services. The Board members also considered the approval of the Trust’s Administration Agreement with The Bank of NewYork Mellon for a one year term, pursuant to which The Bank of New York Mellon will provide each fund with administrative services.The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services to be Provided to the Funds. The Board members were referred to information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the other funds comprising theTrust and discussed the nature, extent and quality of the services to be provided to each fund pursuant to the Agreements.The Board members also had been provided with and had discussed at previous meetings information regarding the distribution of accounts and the diversity of distribution of the other funds of the Trust and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of those funds’ distribution channels.

The Board members also considered Dreyfus’ and Walter Scott’s research and portfolio management capabilities,

The Funds	171

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the division of responsibilities between Dreyfus and Walter Scott and that Dreyfus also will provide oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive operational and compliance infrastructure, as well as Dreyfus’ supervisory activities overWalter Scott.They also considered thatThe Bank of New York Mellon will provide the funds with administrative and accounting services pursuant to the Trust’s Administration Agreement. The Board also considered the manner in which portfolio transactions would be executed for each fund and Dreyfus’ and Walter Scott’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ andWalter Scott’s policies and practices regarding soft dollars.

Comparative Analysis of the Funds’ Performance, Advisory Fees and Expense Ratios.As each fund had not yet commenced operations, the Board members were not able to review each fund’s performance.The Board discussed with representatives of Dreyfus each fund’s investment objective and policies. The Board also received information pertaining to the qualifications of each fund’s primary portfolio managers.

BNY Mellon Large Cap Market Opportunities Fund

The Board members reviewed comparisons of the fund’s proposed advisory fee to those of funds in the Lipper Large-Cap Growth Funds category.The Board members noted that the fund’s proposed contractual advisory fee was above the average, and equal to the median, advisory fee (with any fee waivers and reimbursements) of the funds in the category and the proposed contractual advisory and administration fees were above the average and median advisory or adviser/administration fees of a smaller group of similar funds in the category (without any fee waivers and reimbursements).The Board considered that BNY Mellon Fund Advisers (Dreyfus) will contractually agree, until at least January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither share class (including indirect fees and expenses of the other series of the Trust in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”) and by accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such SimilarAccounts as compared to managing and providing services to the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

The Board considered the fee toWalter Scott in relation to the fee to be paid to Dreyfus by the fund and the respective services to be provided by Walter Scott and Dreyfus.The Board also noted that Walter Scott’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board members reviewed comparisons of the fund’s proposed advisory fee to those of funds in the Lipper Large-Cap Core Funds category. The Board members noted that the fund’s proposed contractual advisory fee was above the average and the median advisory fee (with any fee waivers and reimbursements) of the funds in the category and the proposed contractual advisory and administration fees were above the average and median advisory or adviser/administration fees of a smaller group of similar funds in the category (without any fee waivers and reimbursements). The Board considered that BNY Mellon Fund Advisers (Dreyfus) will contractually agree, until at least January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither share class (including indirect fees and expenses of the other series of theTrust in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15%.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”) and by accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

The Board considered the fee toWalter Scott in relation to the fee to be paid to Dreyfus by the fund and the respective services to be provided by Walter Scott and Dreyfus.The Board also noted that Walter Scott’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. As each fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates. The Board considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund

Advisers, from acting as investment adviser to each fund and to Walter Scott from acting as sub-adviser to each fund, including soft dollar arrangements with respect to trading each fund’s portfolio. The Board also considered whether each fund would be able to participate in any economies of scale that Dreyfus may experience in the event that each fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements with respect to each fund. Since Dreyfus, and not the fund, will pay Walter Scott pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Walter Scott’s profitability to be relevant to its deliberations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Trust’s Agreements with respect to each fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and qual- ity of the services to be provided by Dreyfus andWalter Scott to each fund are adequate and appropriate.

  The Board concluded that the fee to be paid by each fund to Dreyfus was reasonable in light of the services to be provided, comparative advisory fee information and benefits anticipated to be derived by Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from its relationship with each fund, and that the sep- arate fees to be paid by Dreyfus to Walter Scott are reasonable and appropriate.

  The Board determined that because the funds had not commenced operations, economies of scale were not a factor, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the relevant fund, the Board would seek to have those economies of scale shared with the fund.

The Funds	173

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Trust’s Investment Advisory Agreement, Sub-Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its prospective shareholders.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Trust’s Investment Advisory Agreement with respect to each fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus to each fund are adequate and appropriate.

  The Board concluded that the fee to be paid by each fund to Dreyfus was reasonable in light of the services to be provided, comparative advisory fee information and benefits anticipated to be derived by Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from its relationship with each fund.

  The Board determined that because the funds had not commenced operations, economies of scale were not a factor, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the relevant fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Funds	175

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

OFFICERS OF THE TRUST (Unaudited)

The Funds	177

OFFICERS OF THE TRUST (Unaudited) (continued)

For More Information

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

MFTAR0810-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT	August 31, 2010

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	6
BNY Mellon Intermediate
U.S. Government Fund	9
BNY Mellon Short-Term U.S.
Government Securities Fund	12
Understanding Your Fund’s Expenses	15
Comparing Your Fund’s Expenses
With Those of Other Funds	15
Statements of Investments	16
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	37
Notes to Financial Statements	45
Report of Independent Registered
Public Accounting Firm	55
Important Tax Information	56
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	57
Board Members Information	62
Officers of the Trust	64

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this annual report for the BNY Mellon Funds Trust, covering the reporting period ended August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. However, interest rates have little room for further declines, clouding the outlook for the U.S. bond market. U.S. government bonds, especially Treasury securities, appear to offer limited value at current low yields, but we have identified a number of opportunities among emerging market debt securities and U.S. corporate bonds based on improving balance sheets and the global search for yield. As always, your portfolio manager is best-suited to help you evaluate and adjust your asset allocations and potentially seize opportunities in this slow-growth economic context.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Bond Fund’s Class M shares produced a total return of 7.84%, and Investor shares produced a yield of 7.60%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of 9.18%.2

Although higher yielding sectors of the bond market rallied over much of the reporting period, the advance was interrupted during the spring of 2010, when investors began to question the sustainability of the economic recovery. Conversely, traditional safe havens such as U.S. government securities gained value in the spring but underperformed earlier and later in the reporting period. The fund produced lower returns than its benchmark for the reporting period overall, primarily due to a relatively conservative investment posture.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income.To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Renewed Uncertainty Derailed a Bond Market Rally

An economic recovery persisted from September 2009 through April 2010 as manufacturing activity increased, housing prices appeared to bottom and the labor market showed early evidence of modest improvement.The economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board (the “Fed”) and a massive stimulus program adopted by the U.S. government. Improving economic conditions helped lift the prices of higher yielding fixed-income securities, including investment-grade corporate bonds and commercial mortgage-backed securities. In contrast, U.S. government securities lagged market averages as investors favored riskier investments.

Investor sentiment changed sharply in May, when a number of developments brought the economic recovery into question. Certain European nations found themselves unable to finance heavy debt loads, requiring intervention from the International Monetary Fund and other members of the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that potential remedial measures might constrain a key engine of global growth.The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals regarding the strength and sustainability of the economic recovery.

Although these developments caused riskier bonds to decline and traditional safe havens to gain value in the spring, higher yielding market sectors subsequently resumed their advance, helping corporate bonds and commercial mortgages rank among the market’s top performers for the reporting period overall.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Cushioned Volatility but Dampened Returns

Because we were concerned that unexpected economic developments might cause interest rates to rise from historical lows, we maintained the fund’s average duration throughout the reporting period in a short position relative to the benchmark. While this strategy helped dampen the impact of heightened market volatility in the spring, it prevented the fund from benefiting fully from better performance among longer-term bonds for the reporting period overall.

In addition, our security selection strategy was relatively defensive, focusing on high-quality, shorter-term securities. For example, while the fund held overweighted positions in investment-grade corporate bonds and commercial mortgage-backed securities, we generally favored shorter maturities at a time when longer-term bonds in both sectors gained more value.

We maintained underweighted exposure in U.S. government securities due to low prevailing yields. In addition, the fund held no high yield securities or emerging-markets debt, which fared particularly well during the reporting period.The fund fared better with its holdings of residential mortgage-backed securities, where we emphasized pass-through securities issued by U.S. government agencies.

Maintaining a Disciplined and Diversified Approach

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. In addition, while mixed economic signals could lead to bouts of heightened market volatility, we do not expect the Fed to raise short-term interest rates anytime soon. Still, our analysis of risks and potential rewards in the U.S. bond market suggests that a cautious investment posture —including a focus on shorter-term, higher-quality securities — is the more prudent course in today’s uncertain economic and market environments.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Bond Fund Class M shares and the Barclays Capital U.S. Aggregate Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	7.84%	5.81%	5.94%	—
Investor shares	7/11/01	7.60%	5.56%	—	5.24%
Barclays Capital U.S. Aggregate Index††	9/30/00	9.18%	5.96%	—	6.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Bond Fund on 8/31/00 to a $10,000 investment made in the
Barclays Capital U.S.Aggregate Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. Please note that the performance of the fund’s
Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 6.52%, and Investor shares produced a yield of 6.26%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 8.18%.2

Although higher yielding sectors of the bond market rallied over much of the reporting period, the advance was interrupted during the spring of 2010, when investors began to question the sustainability of the economic recovery. Conversely, traditional safe havens such as U.S. government securities gained value in the spring but underperformed earlier and later in the reporting period.The fund produced lower returns than its benchmark for the reporting period overall, primarily due to a relatively conservative investment posture.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Renewed Uncertainty Derailed a Bond Market Rally

An economic recovery persisted from September 2009 through April 2010 as manufacturing activity increased and housing prices appeared to bottom.The economic rebound was sparked, in part, by historically low short-term interest rates and a massive stimulus program adopted by the U.S. government. Improving economic conditions helped lift the prices of higher yielding, intermediate-term bonds, including investment-grade corporate bonds and commercial mortgage-backed securities. In contrast, U.S. government securities lagged market averages as investors favored riskier investments.

Investor sentiment changed sharply in May, when a number of developments brought the economic recovery into question. Certain European nations found themselves unable to finance heavy debt loads, requiring intervention from the International Monetary Fund and other members of the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that potential remedial measures might constrain a key engine of global growth. The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals.

Although these developments caused riskier bonds to decline and traditional safe havens to gain value in the spring, higher yielding market sectors subsequently resumed their advance, helping corporate bonds and commercial mortgages rank among the market’s top performers for the reporting period overall.

6

Fund Strategies Cushioned Volatility but Dampened Returns

Because we were concerned that unexpected economic developments might cause interest rates to rise from historical lows, we maintained the fund’s average duration in a short position relative to the benchmark throughout the reporting period.While this strategy helped dampen the impact of heightened market volatility in the spring, our focus on the five- to seven-year maturity spectrum prevented the fund from benefiting fully from better performance among longer-term bonds for the reporting period overall.

Our security selection strategy produced better results, as we focused on high-quality securities in each of the market sectors represented in the Index. In addition, the fund held out-of-index positions in residential and commercial mortgage-backed securities, which produced higher returns than U.S. Treasury securities with comparable maturities.

We maintained underweighted exposure in U.S. government securities due to low prevailing yields. In addition, the fund held no high yield securities or emerging-markets debt, which fared particularly well during the reporting period.

Maintaining a Disciplined and Diversified Approach

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. In addition, while mixed economic signals could lead to bouts of heightened market volatility, we do not expect the Federal Reserve Board to raise short-term interest rates anytime soon. Still, our analysis of risks and potential rewards in the U.S. bond market suggests that a cautious investment posture — including a relatively short average duration and a focus on higher-quality securities — is the more prudent course in today’s uncertain economic and market environments.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital
Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U. S. government, Treasury and agency securities, fixed-
income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Intermediate Bond Fund Class M shares and the Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	6.52%	5.52%	5.55%	—
Investor shares	7/11/01	6.26%	5.25%	—	4.85%
Barclays Capital Intermediate
Government/Credit Bond Index††	9/30/00	8.18%	5.67%	—	6.05%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Intermediate Bond Fund on 8/31/00 to a $10,000 investment made in the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged index of
Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-
grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Intermediate U.S. Government Fund’s Class M shares achieved a total return of 5.03%, and the fund’s Investor shares achieved a total return of 4.87%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government Index (the “Index”), achieved a total return of 6.50%.2

After lagging higher yielding bonds over much of the reporting period, short-term U.S. government securities rallied during the spring of 2010, when investors questioned the sustainability of the U.S. and global economic recoveries.The fund produced lower returns than its benchmark for the reporting period, primarily due to a relatively short average duration that prevented fuller participation in the rally.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S.Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years.The fund attempts to manage interest rate risk by adjusting its duration.The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Renewed Uncertainty Derailed a Bond Market Rally

An economic recovery persisted from September 2009 through April 2010 as manufacturing activity increased, housing prices appeared to bottom and the labor market showed early evidence of modest improvement.The economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board (the “Fed”) and a massive stimulus program adopted by the U.S. government. Improving economic conditions helped lift the prices of higher yielding fixed-income securities, including investment-grade corporate bonds and commercial mortgage-backed securities. In contrast, U.S. government securities lagged market averages as investors favored riskier investments.

Investor sentiment changed during the spring of 2010, when a number of developments brought the global economic recovery into question. In Europe, Greece found itself unable to finance a heavy debt load, requiring intervention from the International Monetary Fund and other members of the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that remedial measures might constrain a major engine of global growth.The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals to investors.As a result, traditionally defensive U.S. government securities generally rallied in the spring, while higher yielding bonds gave back some of their previous gains.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Cushioned Volatility but Dampened Returns

Although the fund participated significantly in the rally among U.S. government securities, a relatively defensive average duration prevented it from realizing the full benefits of rising demand for traditional safe havens.We had set the fund’s average duration in a range that was shorter than industry averages to cushion the potential effects of rising interest rates in a recovering economy. The shortfall stemming from this strategy was magnified at the time by relatively wide yield differences along the market’s intermediate term maturity spectrum.

Our security selection strategy fared better, generating excess returns relative to the fund’s benchmark. After generally maintaining underweighted exposure to U.S. government agency securities over the reporting period’s first half, we increased the fund’s agency exposure in the spring, when their yields became more attractive. At other times, the fund held high-quality asset-backed securities as a higher yielding alternative to U.S. government agency debentures.

Maintaining a Disciplined and Diversified Approach

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. In addition, while mixed economic signals could lead to bouts of heightened market volatility, we do not expect the Fed to raise short-term interest rates anytime soon. Still, our analysis of risks and potential rewards in the U.S. government securities market suggests that a cautious investment posture—including a relatively short average duration—is the more prudent course in today’s uncertain economic and market environments.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: FactSet – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Intermediate Government Index
is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-10 years.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Intermediate U.S. Government Fund, Class M shares and Investor shares and the Barclays Capital Intermediate Government Index

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Class M shares	5.03%	4.76%	5.44%
Investor shares	4.87%	4.50%	5.17%
Barclays Capital Intermediate
Government Index	6.50%	5.65%	5.75%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate U.S. Government Fund on 8/31/00 to a
$10,000 investment made in the Barclays Capital Intermediate Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate Government Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon
Intermediate U.S. Government Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the
performance of BNY Mellon Intermediate U.S. Government Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the performance of BNY
Mellon Intermediate U.S. Government Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index designed to measure the performance of intermediate-term government bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares achieved a total return of 1.96%, and the fund’s Investor shares achieved a total return of 1.73%.1 In comparison, the Barclays Capital 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 2.71%.2

After lagging higher yielding bonds over much of the reporting period, short-term U.S. government securities rallied during the spring and summer of 2010, when investors questioned the sustainability of the U.S. and global economic recoveries. The fund produced lower returns than its benchmark for the reporting period, primarily due to a relatively short average duration that prevented fuller participation in the rally.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mis-priced securities that appear likely to perform well over time.

Economic Concerns Sparked High-Quality Rally

The reporting period began in the midst of an economic recovery that was fueled, in part, by historically low short-term interest rates from the Federal Reserve Board (the “Fed”) and a massive stimulus program adopted by the U.S. government. Improving economic conditions helped boost prices of higher yielding fixed-income securities though the first quarter of 2010, including corporate bonds and commercial mortgage-backed securities. In contrast, U.S. government securities lagged market averages.

However, investor sentiment changed during the spring of 2010, when a number of developments brought the global economic recovery into question. In Europe, Greece found itself unable to finance a heavy debt load, requiring intervention from the International Monetary Fund and other members of the European Union. Meanwhile, surging property values in China kindled

12

local inflation fears, and investors grew concerned that remedial measures might constrain a major engine of global growth. The United States also encountered greater economic uncertainty when retail sales, employment and housing data sent mixed signals to investors. As a result, traditionally defensive U.S. government securities generally rallied in the spring and summer, while higher yielding bonds gave back some of their previous gains.

Fund Participated in Market Rally

Although the fund participated significantly in the rally among U.S. government securities, a relatively defensive average duration prevented it from realizing the full benefits of rising demand for traditional safe havens. We had set the fund’s average duration in a range that was shorter than industry averages to cushion the potential effects of rising interest rates in a recovering economy.The shortfall stemming from this strategy was magnified at the time by relatively wide yield differences along the market’s short-intermediate term maturity spectrum.

Our security selection strategy fared better, generating excess returns relative to the fund’s benchmark. After generally maintaining underweighted exposure to U.S. government agency securities over the reporting period’s first half, we increased the fund’s agency exposure in the spring, when their yields became more attractive.The fund also received positive contributions to performance from securities that are not represented in the benchmark, including seasoned mortgage-backed securities and Ginnie Mae project loans.

Maintaining a Risk-Averse Approach

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. Therefore, we believe that the Fed is unlikely to raise short-term interest rates anytime soon. Consequently, we have maintained the fund’s relatively short average duration. In addition, as agency securities reached richer valuations over the summer, we trimmed the fund’s holdings to a mildly underweighted position. In our judgment, these are prudent strategies in today’s uncertain economic climate.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital 1-3 Year
U. S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U. S. Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	13

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Short-Term U.S. Government Securities Fund Class M shares and the Barclays Capital 1-3 Year U.S. Government Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	1.96%	4.09%	3.98%	—
Investor shares	7/11/01	1.73%	3.83%	—	3.25%
Barclays Capital 1-3 Year
U.S. Government Index††	9/30/00	2.71%	4.39%	—	4.39%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/00 to a $10,000
investment made in the Barclays Capital 1-3Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2010 to August 31, 2010. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.84	$ 4.13
Ending value (after expenses)	$1,049.10	$1,047.90
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.83	$ 4.16
Ending value (after expenses)	$1,039.80	$1,038.60
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.33	$ 4.61
Ending value (after expenses)	$1,033.20	$1,031.90
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.63	$ 3.90
Ending value (after expenses)	$1,009.80	$1,008.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.08
Ending value (after expenses)	$1,022.43	$1,021.17
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.13
Ending value (after expenses)	$1,022.43	$1,021.12
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.31	$ 4.58
Ending value (after expenses)	$1,021.93	$1,020.67
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.65	$ 3.92
Ending value (after expenses)	$1,022.58	$1,021.32

† Expenses are equal to the BNY Mellon Bond Fund’s annualized expense ratio of .55% for Class M and .80% for Investor shares, BNY Mellon Intermediate Bond Fund .55%
for Class M and .81% for Investor shares, BNY Mellon Intermediate U.S. Government Fund .65% for Class M and .90% for Investor shares and BNY Mellon Short-Term
U.S. Government Securities Fund .52% for Class M and .77% for Investor shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds	15

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Certificates—.2%
CIT Equipment Collateral, Ser. 2009-VT1, Cl. A2	2.20	6/15/11	2,578,146 [a]	2,580,370
Asset-Backed Ctfs./Auto Receivables—3.2%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000	3,560,055
Daimler Chrysler Auto Trust, Ser. 2006-C, Cl. A4	4.98	11/8/11	289,357	289,594
Ford Credit Auto Owner Trust, Ser. 2007-A, Cl. A4A	5.47	6/15/12	755,000	773,265
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,690,804	5,699,165
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	21,235,000	21,601,705
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	3,856,280	3,960,120
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,010,430	1,012,654
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	6,255,366	6,384,838
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,498,516	2,528,130
USAA Auto Owner Trust, Ser. 2006-4 Cl. A4	4.98	10/15/12	1,475,912	1,483,479
				47,293,005
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	8,414,000	9,521,695
Banks—5.9%
Bank of America, Sub. Notes	5.49	3/15/19	14,300,000	14,613,542
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	5,675,000	5,857,508
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	6,952,844
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	12,610,000	13,701,295
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000	7,008,812
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,392,901
Goldman Sachs Group, Sr. Unscd. Notes	3.63	8/1/12	5,390,000	5,581,588
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	5,980,000	6,126,444
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	3,695,000	4,040,327
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000	9,884,183
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	9,115,000	9,521,174
				86,680,618
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	8,055,000	8,643,764
Commercial & Professional Services—.7%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	9,476,000 [a]	9,503,746
Commercial Mortgage Pass-Through Ctfs.—5.3%
Banc of America Commercial Mortgage, Ser. 2004-4, Cl. A3	4.13	7/10/42	221,227	221,077
Banc of America Commercial Mortgage, Ser. 2005-6, Cl. A2	5.17	9/10/47	3,425,000 [b]	3,440,809
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	7,922,000	8,040,390
Chase Commercial Mortgage Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	1,711,122	1,710,266
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.35	1/17/32	2,260,000 [b]	2,483,849

16

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
CS First Boston Mortgage Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	1,581,994	1,582,914
First Union National Bank Commercial
Mortgage, Ser. 2001-C2, Cl. A2	6.66	1/12/43	4,187,222	4,235,678
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	8,130,000 [b]	8,377,050
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	4,400,000	4,548,942
GMAC Commercial Mortgage Securities, Ser. 2001-C1, Cl. D	7.03	4/15/34	7,926,000 [b]	8,027,716
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	344,652	352,189
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2006-CB15, Cl. A1	4.75	6/12/43	505,921	510,835
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2001-CIB2, Cl. A3	6.43	4/15/35	13,351,857	13,697,670
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	588,645 [b]	588,833
LB-UBS Commercial Mortgage Trust, Ser. 2000-C5, Cl. A2	6.51	12/15/26	3,710,131	3,719,249
Prudential Mortgage Capital Funding, Ser. 2001-ROCK, Cl. A2	6.61	5/10/34	8,163,143	8,305,161
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	874,876	886,602
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Cl. A4	5.29	7/15/42	736,703 [b]	735,940
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C32, Cl. A1	5.69	6/15/49	5,996,976	6,128,392
				77,593,562
Diversified Financial Services—4.4%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	7,665,000	8,961,715
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	9,260,809
General Electric Capital, Notes	5.63	9/15/17	10,070,000	11,139,414
Goldman Sachs Capital I, Gtd. Cap. Secs.	6.35	2/15/34	1,152,000	1,076,270
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	9,475,000	10,231,105
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	6,255,000	6,856,837
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	9,921,000	10,812,104
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,485,000	6,846,098
				65,184,352
Electric Utilities—.7%
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,997,686
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	5,785,000	6,324,642
				10,322,328
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	2,168,000 [a]	2,107,556
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	2,010,000 [a]	1,964,815
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,576,000 [a]	2,504,181
				6,576,552

The Funds 17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages—1.8%
Diageo Finance, Gtd. Notes	5.50	4/1/13	5,945,000	6,572,328
General Mills, Sr. Unscd. Notes	5.65	2/15/19	2,215,000	2,616,673
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	9,265,000	9,924,112
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,834,182
				26,947,295
Foreign/Governmental—1.4%
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	10,855,000	11,826,859
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	6,736,813
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	1,735,300
				20,298,972
Information Technology—1.7%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	3,272,000	4,308,197
Intuit, Sr. Unscd. Notes	5.40	3/15/12	7,107,000	7,525,332
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	12,474,459
				24,307,988
Manufacturing—.7%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	10,415,000	10,954,414
Media & Telecommunications—5.4%
America Movil Sab de CV, Gtd. Notes	3.63	3/30/15	3,000,000 [a]	3,151,935
AT&T, Sr. Unscd. Notes	5.80	2/15/19	8,145,000	9,619,945
AT&T, Sr. Unscd. Notes	5.88	8/15/12	5,995,000	6,544,502
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	5,550,000	6,552,080
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000	10,378,968
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	4,523,606
News America Holdings, Gtd. Debs.	9.25	2/1/13	904,000	1,059,830
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,611,968
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,794,372
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	9,295,000	10,044,400
Time Warner, Gtd. Notes	3.15	7/15/15	4,715,000	4,851,032
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	12,310,883
				79,443,521
Municipal Bonds—3.0%
California GO (Build America Bonds) (Various Purpose)	7.30	10/1/39	11,215,000	12,411,192
Illinois, GO	4.42	1/1/15	4,935,000	5,048,209

18

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
Los Angeles Community College
District, GO (Build America Bonds)	6.75	8/1/49	13,725,000	15,551,249
Municipal Electric Authority of Georgia, GO (Plant Vogtle
Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/57	4,575,000	4,904,995
State of Washington Motor Vehicle
Fuel Tax GO (Build America Bonds)	3.55	8/1/17	5,340,000	5,590,179
				43,505,824
Oil & Gas—.5%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	7,540,000 [c]	7,476,581
Property & Casualty Insurance—1.1%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	8,620,689
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,662,155
				16,282,844
Real Estate—.6%
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,285,000	9,296,217
Residential Mortgage Pass-Through Ctfs.—.3%
First Horizon Asset Securities, Ser. 2003-9, Cl. 1A3	5.50	11/25/33	1,347,374	1,348,931
GMAC Mortgage Corporation Loan Trust, Ser. 2004-JR1, Cl. A6	0.71	12/25/33	1,013,987 [b]	988,391
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J2, Cl. A2	0.76	6/25/34	813,710 [b]	754,337
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J4, Cl. A1	5.50	9/25/34	451,951	455,112
Mastr Asset Securitization Trust, Ser. 2003-11, Cl. 2A6	5.25	12/25/33	1,111,115	1,109,047
				4,655,818
Transportation—.2%
GATX, Sr. Unscd. Notes	4.75	5/15/15	2,850,000	3,043,954
U.S. Government Agencies—5.4%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	9,140,000	9,419,145
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,655,963
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	9/28/12	10,255,000 [d]	10,264,342
Federal Home Loan Mortgage Corp., Notes, Ser. 1	2.00	11/5/12	10,300,000 [d]	10,325,472
Federal National Mortgage Association, Notes	2.00	9/28/12	10,495,000 [d]	10,506,691
Federal National Mortgage Association, Notes	2.63	12/10/14	7,980,000 [d]	8,030,458
Federal National Mortgage Association, Notes	3.00	9/16/14	6,610,000 [d]	7,061,357
Federal National Mortgage Association, Notes	4.38	7/17/13	9,520,000 [d]	10,464,612
				78,728,040

The Funds	19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government
Mortgage-Backed—34.4%			Securities—20.1%
Federal Home Loan Mortgage Corp.:			U.S. Treasury Bonds:
4.50%, 3/1/21—7/1/40	6,025,616 [d]	6,365,795	4.63%, 2/15/40	7,750,000	9,298,791
5.00%, 4/1/22—7/1/40	68,231,127 [d]	72,592,541	6.25%, 8/15/23	2,405,000	3,285,081
5.50%, 12/1/37—12/1/38	37,135,479 [d]	39,711,661	7.13%, 2/15/23	3,014,000	4,377,365
5.76%, 4/1/37	1,823,575 [b,d]	1,945,104	U.S. Treasury Inflation
6.00%, 7/1/37—6/1/39	30,756,422 [d]	33,119,803	Protected Securities:
6.50%, 9/1/37—4/1/39	12,894,287 [d]	14,036,213	Bonds, 2.38%, 1/15/27	13,635,049 [e]	15,697,350
6.50%, 4/1/39	4,638,723 [d]	5,049,532	Notes, 0.50%, 4/15/15	7,272,006 [e]	7,420,290
7.00%, 11/1/26—4/1/32	957,451 [d]	1,087,123	Notes, 0.63%, 4/15/13	6,991,875 [c,e]	7,152,471
7.50%, 9/1/11—7/1/31	105,496 [d]	120,288	Notes, 1.38%, 7/15/18	12,023,585 [e]	12,691,459
Multiclass Mortgage Participation			Notes, 1.38%, 1/15/20	9,797,566 [e]	10,238,456
Ctfs., Ser. 2587, Cl. WB,			Notes, 2.38%, 1/15/17	13,651,262 [e]	15,235,027
5.00%, 11/15/16	820,715 [d]	836,610	U.S. Treasury Notes:
Federal National Mortgage Association:			0.75%, 8/15/13	425,000	425,598
4.00%, 4/1/24—1/1/25	24,304,569 [d]	25,596,709	1.13%, 6/15/13	11,615,000	11,758,399
4.50%, 3/1/23—5/1/40	81,618,740 [d]	86,124,954	1.38%, 5/15/13	14,750,000	15,036,991
5.00%, 3/1/21—7/1/23	23,144,085 [d]	24,652,609	1.75%, 4/15/13	10,400,000	10,703,857
5.50%, 4/1/36—6/1/38	37,709,029 [d]	40,465,809	1.75%, 7/31/15	10,115,000	10,328,386
5.55%, 4/1/37	2,718,792 [b,d]	2,895,955	2.38%, 9/30/14	2,555,000	2,688,540
5.82%, 8/1/37	5,587,138 [b,d]	5,997,453	2.63%, 8/15/20	8,750,000	8,863,479
5.88%, 5/1/37	3,488,793 [b,d]	3,746,105	3.13%, 5/15/19	7,250,000	7,724,650
6.00%, 4/1/33—9/1/39	43,413,546 [d]	46,993,900	3.38%, 11/15/19	23,000,000	24,845,405
6.50%, 10/1/36—1/1/39	36,041,166 [d]	39,332,270	3.50%, 5/15/20	17,500,000	19,070,905
7.00%, 4/1/32—10/1/32	1,415,008 [d]	1,603,956	3.63%, 2/15/20	15,500,000	17,060,897
Ser. 2003-64,			4.25%, 8/15/13	23,500,000	25,969,333
Cl. BC, 5.50%, 3/25/30	12,061,537 [d]	12,369,123	4.25%, 11/15/13	12,960,000	14,413,957
Government National			4.50%, 11/15/15	21,585,000	25,011,619
Mortgage Association I:			5.13%, 5/15/16	13,675,000	16,356,585
5.00%, 11/15/34—1/15/39	25,119,816	27,151,963			295,654,891
6.00%, 7/15/38	7,899,465	8,614,064	Total Bonds and Notes
6.50%, 8/15/38	4,274,025	4,699,364	(cost $1,376,318,878)	1,449,605,255
		505,108,904

20

BNY Mellon Bond Fund (continued)
			Investment of Cash Collateral
Common Stocks—.0%	Shares	Value ($)	for Securities Loaned—.1%	Shares	Value ($)
Internet—.0%			Registered Investment Company;
AboveNet	1,266 [f]	65,351	Dreyfus
Media & Telecommunications—.0%			Institutional
XO Holdings	635 [f]	381	Cash Advantage
			Plus Fund
Total Common Stocks			(cost $962,574)	962,574 [g] 962,574
(cost $0)		65,732
			Total Investments
Other Investment—.8%			(cost $1,389,500,452)	99.6%	1,462,852,561
Registered Investment Company;			Cash and
Dreyfus Institutional Preferred			Receivables (Net)	.4%	6,031,020
Plus Money Market Fund			Net Assets	100.0%	1,468,883,581
(cost $12,219,000)	12,219,000 [g]	12,219,000

GO—General Obligations

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a total market value of $21,812,603 or 1.5% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $7,260,175 and the total market value of the collateral held by the fund is $7,643,945, consisting of cash collateral of $962,574 and U.S. Government and Agency securities valued at $6,681,371.
[d] On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	59.9	Foreign/Governmental	1.4
Corporate Bonds	25.4	Money Market Investments	.9
Asset/Mortgage-Backed	9.0	Common Stocks	.0
Municipal Bonds	3.0		99.6

† Based on net assets.
See notes to financial statements.

The Funds	21

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.3%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.6%
General Dynamics, Gtd. Notes	5.25	2/1/14	3,050,000	3,462,101
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	2,312,549
				5,774,650
Asset-Backed Ctfs./Auto Receivables—.7%
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	1,495,141	1,535,402
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,646,245	1,649,868
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,056,095	2,098,651
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	1,860,006	1,882,052
				7,165,973
Automotive, Trucks & Parts—1.3%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	5,011,985
GATX, Sr. Unscd. Notes	4.75	5/15/15	1,900,000	2,029,303
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	5,230,000	5,918,524
				12,959,812
Bank & Finance—13.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,616,000 [a]	1,570,946
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	990,000 [a]	967,745
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,967,000 [a]	1,912,160
Bank of America, Sr. Notes	3.70	9/1/15	7,940,000	7,934,140
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	9,123,105
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	3,805,000	3,927,369
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	5,105,594
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	8,250,000	8,963,972
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,721,648
Citigroup, Sub. Notes	5.00	9/15/14	6,790,000	6,983,101
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	3,073,633
General Electric Capital, Sr. Unscd. Notes	2.80	1/8/13	5,000,000	5,143,380
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	7,780,000	8,271,035
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	1,800,000	1,943,640
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	6,708,000	7,307,749
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	5,805,000	6,363,540
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	4,110,000	4,443,954

22

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Bank & Finance (continued)
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000	6,168,596
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	5,305,000	5,781,495
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	15,935,000	17,948,244
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	5,260,000	5,494,391
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,195,000	3,372,904
Wells Fargo & Co., Sub. Notes	6.38	8/1/11	5,240,000	5,545,827
				133,068,168
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	5,320,000	5,708,855
Commercial & Professional Services—1.4%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	6,340,000 [a]	6,358,564
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,809,790
Trustees of Dartmouth College, Unscd. Notes	4.75	6/1/19	2,000,000	2,268,190
				14,436,544
Food & Beverages—2.9%
Coca-Cola, Sr. Unscd. Notes	5.35	11/15/17	4,880,000	5,756,038
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,415,000	4,880,880
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,423,000
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,392,318
PepsiCo, Sr. Unscd. Notes	3.10	1/15/15	4,760,000	5,067,182
				28,519,418
Foreign/Governmental—1.5%
Province of Nova Scotia Canada, Bonds	5.13	1/26/17	5,430,000	6,354,126
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000 [b]	7,098,294
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,247,540
				14,699,960
Health Care—2.3%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,506,965
Astrazeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	7,136,310
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	6,962,050
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	5,014,123
				22,619,448

The Funds	23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrials—3.3%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	5,045,000 [b]	5,002,567
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,224,388
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000	3,354,016
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	5,093,000	5,525,625
Shell International Finance, Gtd. Notes	3.10	6/28/15	1,850,000	1,939,024
Vulcan Materials, Sr. Unscd. Notes	5.60	11/30/12	5,885,000	6,338,198
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	3,705,000	4,050,614
XTO Energy, Sr. Unscd. Notes	5.50	6/15/18	2,565,000	3,072,072
				32,506,504
Media & Telecommunications—6.0%
AT&T, Sr. Unscd. Notes	5.80	2/15/19	5,095,000	6,017,633
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	8,423,260
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,938,273
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,940,413
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,859,000	5,561,359
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,270,000	6,775,512
Time Warner, Gtd. Notes	3.15	7/15/15	5,010,000	5,154,544
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	8,815,461
Vodafone Group, Sr. Unscd. Notes	5.35	2/27/12	6,200,000	6,562,037
				59,188,492
Multi-Line Insurance—1.0%
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	5,289,697
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	4,735,000	5,084,836
				10,374,533
Municipal Bonds—1.6%
Illinois, GO	4.42	1/1/15	3,225,000	3,298,981
State of California
Taxable Various Purpose, Bonds	5.45	4/1/15	4,550,000	4,874,779
State of California
Taxable Various Purpose, Bonds	5.95	4/1/16	3,255,000	3,595,375
State of Washington Motor Vehicle
Fuel Tax, GO (Build America Bonds)	3.55	8/1/17	3,550,000	3,716,317
				15,485,452

24

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate —1.1%
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	5,407,924
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	5,410,000	5,788,262
				11,196,186
Retailing—.5%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	5,125,020
Software & Services—1.4%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	5,330,000	5,643,734
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	8,388,205
				14,031,939
U.S. Government Agencies—13.6%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	5,560,000	5,729,808
Federal Farm Credit Banks, Bonds	2.13	6/18/12	9,065,000	9,316,554
Federal Farm Credit Banks, Bonds	2.25	4/24/12	12,935,000	13,294,528
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,801,025
Federal Farm Credit Banks, Bonds	3.88	10/7/13	9,335,000	10,179,173
Federal Home Loan Banks, Bonds	2.05	8/10/12	8,910,000	9,029,768
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,428,736
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	8,203,132
Federal Home Loan Mortgage Corp., Notes	1.50	7/12/13	9,820,000 [c]	9,878,370
Federal Home Loan Mortgage Corp., Notes	1.88	3/8/13	9,000,000 [c]	9,055,899
Federal Home Loan Mortgage Corp., Notes	2.00	4/27/12	7,830,000 [c]	7,904,534
Federal National Mortgage Association, Notes	1.60	10/1/12	5,500,000 [c]	5,504,515
Federal National Mortgage Association, Notes	3.00	9/16/14	8,550,000 [c]	9,133,828
Federal National Mortgage Association, Notes	4.38	7/17/13	12,055,000 [c]	13,251,145
				134,711,015
U.S. Government Agencies/Mortgage-Backed—.0%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2134, Cl. PM,
5.50%, 3/15/14			465,353 [c]	494,851
U.S. Government Securities—45.1%
U.S. Treasury Inflation Protected Securities:
Notes, 0.50%, 4/15/15			9,288,655 [d]	9,478,060
Notes, 0.63%, 4/15/13			4,042,500 [b,d]	4,135,352
Notes, 1.38%, 7/15/18			7,864,102 [d]	8,300,929
Notes, 2.38%, 1/15/17			15,023,954 [d]	16,766,973

The Funds	25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government			U.S. Government
Securities (continued)			Securities (continued)
U.S. Treasury Notes:			U.S. Treasury Notes (continued):
0.75%, 8/15/13	305,000	305,429	4.88%, 6/30/12	10,000,000	10,811,330
0.88%, 2/29/12	2,000,000	2,014,614	5.13%, 5/15/16	2,885,000	3,450,731
1.00%, 7/31/11	11,475,000	11,551,653			448,070,481
1.00%, 12/31/11	10,000,000	10,083,600	Total Bonds and Notes
1.13%, 12/15/12	10,500,000	10,636,175	(cost $924,423,455)		976,137,301
1.13%, 6/15/13	11,985,000	12,132,967
1.38%, 10/15/12	11,000,000	11,201,091
1.38%, 2/15/13	10,000,000	10,189,060	Other Investment—1.1%	Shares	Value ($)
1.38%, 5/15/13	2,455,000	2,502,767	Registered Investment Company;
1.50%, 7/15/12	9,000,000	9,181,053
			Dreyfus Institutional Preferred
1.75%, 7/31/15	6,390,000 [b]	6,524,803
			Plus Money Market Fund
2.38%, 9/30/14	1,600,000	1,683,626
			(cost $10,833,000)	10,833,000 [e]	10,833,000
2.50%, 3/31/13	8,915,000	9,353,787
2.63%, 8/15/20	10,750,000 [b]	10,889,417	Investment of Cash Collateral
3.13%, 5/15/19	6,345,000	6,760,401	for Securities Loaned—1.3%
3.38%, 11/15/19	5,000,000	5,401,175
3.50%, 5/15/20	11,000,000	11,987,426	Registered Investment Company;
3.63%, 2/15/20	3,900,000	4,292,742	Dreyfus Institutional Cash
3.75%, 11/15/18	2,575,000	2,883,598	Advantage Plus Fund
4.00%, 11/15/12	43,500,000	46,874,643	(cost $13,308,666)	13,308,666 [e]	13,308,666
4.25%, 8/15/13	40,180,000	44,402,034
4.25%, 11/15/13	27,510,000	30,596,292	Total Investments
4.50%, 4/30/12	8,500,000	9,078,731	(cost $948,565,121)	100.7% 1,000,278,967
4.50%, 11/15/15	10,235,000	11,859,806	Liabilities, Less Cash
4.63%, 8/31/11	57,250,000	59,718,906	and Receivables	(.7%)	(6,956,025)
4.63%, 2/29/12	39,750,000	42,267,010
			Net Assets	100.0%	993,322,942

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a total market value of $10,809,415 or 1.1% of net assets.
b Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $16,394,625 and the total market value of the collateral held by the fund is $16,864,879, consisting of cash collateral of $13,308,666 and U.S. Government and Agency securities valued at $3,556,213.
c On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	58.7	Foreign/Governmental	1.5
Corporate Bonds	35.8	Asset/Mortgage-Backed	.7
Money Market Investments	2.4
Municipal Bonds	1.6		100.7

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Intermediate U.S. Government Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services—2.1%
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,220,000	1,374,136
U.S. Government Agencies—29.7%
Federal Agricultural Mortgage Corp., Notes	2.10	8/10/12	420,000	432,827
Federal Farm Credit Banks, Bonds	3.88	10/7/13	675,000	736,041
Federal Home Loan Banks, Bonds	1.63	3/20/13	1,515,000	1,547,045
Federal Home Loan Banks, Bonds	3.63	10/18/13	1,280,000	1,388,143
Federal Home Loan Banks, Bonds	4.25	6/14/13	635,000	694,532
Federal Home Loan Banks, Bonds	4.88	12/13/13	3,750,000	4,215,855
Federal Home Loan Mortgage Corp. Notes, Ser. 1	1.63	6/28/13	2,525,000 [a]	2,549,275
Federal Home Loan Mortgage Corp., Notes	1.13	7/27/12	250,000 [a]	252,507
Federal Home Loan Mortgage Corp., Notes	1.88	3/8/13	1,225,000 [a]	1,232,608
Federal Home Loan Mortgage Corp., Notes	5.50	8/20/12	1,345,000 [a]	1,472,840
Federal National Mortgage Association, Notes	2.00	6/24/13	1,200,000 [a]	1,211,678
Federal National Mortgage Association, Notes	2.05	4/26/13	925,000 [a]	933,201
Federal National Mortgage Association, Notes	4.38	7/17/13	1,270,000 [a]	1,396,014
Federal National Mortgage Association, Bonds, Ser. 1	4.75	11/19/12	1,125,000 [a]	1,224,857
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000 [a]	488,294
				19,775,717
U.S. Government Agencies/Mortgage-Backed—10.4%
Federal Home Loan Mortgage Corp.:
Multiclass Mortgage Participation Ctfs.,
Ser. 2619, Cl. YK, 5.00%, 5/15/16			560,288 [a]	567,703
Multiclass Mortgage Participation Ctfs.,
Ser. 2587, Cl. WB, 5.00%, 11/15/16			212,778 [a]	216,899
Multiclass Mortgage Participation Ctfs.,
Ser. 3137, Cl. PA, 5.13%, 12/15/13			298,312 [a]	305,307
Government National Mortgage Association I:
Ser. 2008-45, Cl. A, 3.58%, 11/16/27			185,477	189,188
Ser. 2004-23, Cl. AB, 3.63%, 9/16/27			230,611	239,135
Ser. 2005-76, Cl. A, 3.96%, 5/16/30			566,666	590,912
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			142,024	148,039
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			127,426	129,904
Ser. 2003-47, Cl. C, 4.23%, 10/16/27			207,043	211,416
Ser. 2008-78, Cl. B, 4.52%, 6/16/32			1,400,000	1,500,742
Ser. 2005-79, Cl. B, 4.65%, 8/16/39			120,000	127,997
Ser. 2004-12, Cl. BA, 4.81%, 8/16/32			650,000	693,196
Ser. 2006-32, Cl. A, 5.08%, 1/16/30			668,967	707,106
Ser. 2004-60, Cl. C, 5.24%, 3/16/28			1,000,000 [b]	1,073,309
Ser. 2004-50, Cl. C, 5.32%, 8/16/30			187,883 [b]	200,650
				6,901,503

The Funds	27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)
U.S. Government Securities—56.0%			U.S. Government
U.S. Treasury Bonds;			Securities (continued)
7.25%, 5/15/16	1,500,000	1,968,047	U.S. Treasury Notes (continued):
U.S. Treasury Inflation			4.50%, 11/15/15	2,000,000	2,317,500
Protected Securities:			4.63%, 2/29/12	4,750,000	5,050,775
Notes, 0.50%, 4/15/15	824,764 [c]	841,582	5.13%, 5/15/16	1,000,000	1,196,094
Notes, 0.63%, 4/15/13	407,344 [c]	416,700			37,249,258
Notes, 1.38%, 7/15/18	20,216 [c]	21,339	Total Bonds and Notes
Notes, 1.38%, 1/15/20	952,541 [c]	995,405	(cost $62,673,911)		65,300,614
Notes, 2.38%, 1/15/17	2,023,370 [c]	2,258,113
U.S. Treasury Notes:
			Other Investment—1.4%	Shares	Value ($)
1.13%, 6/15/13	500,000	506,173
1.38%, 5/15/13	2,250,000	2,293,778	Registered Investment Company;
2.63%, 8/15/20	750,000	759,727	Dreyfus Institutional Preferred
3.13%, 1/31/17	1,500,000	1,620,117	Plus Money Market Fund
3.38%, 11/15/19	500,000	540,118	(cost $935,000)	935,000 [d]	935,000
3.50%, 5/15/20	1,500,000	1,634,649
3.63%, 8/15/19	1,000,000	1,102,891	Total Investments
3.63%, 2/15/20	1,500,000	1,651,055	(cost $63,608,911)	99.6%	66,235,614
3.75%, 11/15/18	500,000	559,922	Cash and Receivables (Net)	.4%	278,939
4.00%, 11/15/12	5,010,000	5,398,666
4.25%, 8/15/13	5,535,000	6,116,607	Net Assets	100.0%	66,514,553

a On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	96.1	Money Market Investment	1.4
Corporate Bonds	2.1		99.6
† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Short-Term U.S. Government Securities Fund

		Coupon	Maturity	Principal
Bonds and Notes—98.3%		Rate (%)	Date	Amount ($)	Value ($)
Banks—3.0%
Bank of America, Gtd. Notes		3.13	6/15/12	1,875,000	1,959,621
Goldman Sachs Group, Gtd. Notes		3.25	6/15/12	400,000	418,427
JPMorgan Chase & Co., Gtd. Notes		3.13	12/1/11	1,750,000	1,809,155
Key Bank, Gtd. Notes		3.20	6/15/12	2,000,000 [a]	2,093,648
Regions Bank, Gtd. Notes		3.25	12/9/11	1,875,000	1,941,489
Wells Fargo & Co., Gtd. Notes		3.00	12/9/11	1,000,000	1,032,824
					9,255,164
Diversified Financial Services—1.8%
General Electric Capital, Gtd. Notes		2.00	9/28/12	3,655,000	3,756,280
General Electric Capital, Gtd. Notes		3.00	12/9/11	1,635,000	1,685,082
					5,441,362
Municipal Bonds—.3%
California, GO		5.25	4/1/14	1,000,000	1,052,570
U.S. Government Agencies—19.2%
Federal Agricultural Mortgage Corp., Notes		2.10	8/10/12	1,120,000	1,154,206
Federal Farm Credit Banks, Bonds		2.25	4/24/12	2,795,000	2,872,687
Federal Home Loan Banks, Bonds		1.63	3/20/13	5,825,000	5,948,210
Federal Home Loan Banks, Bonds		4.88	11/18/11	2,770,000	2,919,303
Federal Home Loan Mortgage Corp., Notes		1.13	3/2/12	5,825,000 [b]	5,825,117
Federal Home Loan Mortgage Corp., Notes		1.13	7/27/12	4,880,000 [b]	4,928,927
Federal Home Loan Mortgage Corp., Notes, Ser. 1		1.63	6/28/13	5,915,000 [b]	5,971,867
Federal Home Loan Mortgage Corp., Notes		1.88	3/8/13	5,000,000 [b]	5,031,055
Federal Home Loan Mortgage Corp., Notes		2.13	3/23/12	3,910,000 [b]	4,007,167
Federal National Mortgage Association, Notes, Ser. 1		1.13	7/30/12	5,000,000 [b]	5,048,210
Federal National Mortgage Association, Notes		2.00	6/24/13	4,880,000 [b]	4,927,492
Federal National Mortgage Association, Notes		2.05	4/26/13	4,180,000 [b]	4,217,060
Federal National Mortgage Association, Unscd. Notes		3.00	7/28/14	5,765,000 [b]	5,883,361
					58,734,662
U.S. Government Agencies/Mortgage-Backed—13.6%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10				503,937 [b]	502,651
4.00%, 6/1/11—11/1/11				3,315,702 [b]	3,395,282
5.00%, 11/1/10—7/1/12				3,766,710 [b]	3,882,254
REMIC, Ser. 2937, Cl. VC,	5.00%, 6/15/14			370,331 [b]	397,475
REMIC, Ser. 3196, Cl. CE, 5.25%, 8/15/11				326,795 [b]	332,693
REMIC, Ser. 3020, Cl. MA,	5.50%, 4/15/27			173,881 [b]	175,688
REMIC, Ser. 2625, Cl. JD, 3.25%, 7/15/17				1,238,410 [b]	1,268,706
REMIC, Ser. 2619, Cl. YK,	5.00%, 5/15/16			2,800,646 [b]	2,837,709
REMIC, Ser. 2495, Cl. UC,	5.00%, 7/15/32			62,284 [b]	67,187
REMIC, Ser. 3137, Cl. PA,	5.13%, 12/15/13			937,553 [b]	959,537
REMIC, Ser. 2557, Cl. VA, 5.50%, 11/15/13				1,207,079 [b]	1,217,707
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12				17,827 [b]	18,032

The Funds	29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government			U.S. Government Agencies/
Agencies/Mortgage-Backed			Mortgage-Backed (continued)
(continued)			Government National Mortgage
Federal National			Association I (continued):
Mortgage Association:			Ser. 2004-12, Cl. BA,
3.50%, 11/1/10	155,877 [b]	157,160	4.81%, 8/16/32	2,250,000	2,399,524
4.00%, 9/10/10—1/1/11	264,255 [b]	265,697	Ser. 2006-32, Cl. A,
4.50%, 11/1/10—8/1/13	106,280 [b]	108,332	5.08%, 1/16/30	2,479,505	2,620,865
5.00%, 12/1/10—11/1/13	977,360 [b]	1,030,972	Ser. 2004-60, Cl. C,
Ser. 2002-T11, Cl. A,			5.24%, 3/16/28	4,000,000 [c]	4,293,238
4.77%, 4/25/12	196,153 [b]	201,998	Ser. 2004-50, Cl. C,
Ser. 2002-T3, Cl. A,			5.32%, 8/16/30	563,650 [c]	601,951
5.14%, 12/25/11	306,507 [b]	315,064			41,410,456
Ser. 2001-T6, Cl. A,			U.S. Government Securities—60.4%
5.70%, 5/25/11	10,331 [b]	10,454
Ser. 2002-T3, Cl. B,			U.S. Treasury Notes:
5.76%, 12/25/11	270,000 [b]	287,012	0.63%, 7/31/12	3,500,000 [a]	3,511,085
Ser. 2001-T2, Cl. B,			0.75%, 8/15/13	10,000,000	10,014,060
6.02%, 11/25/10	360,000 [b]	363,108	0.88%, 5/31/11	9,500,000	9,546,018
			0.88%, 2/29/12	5,500,000	5,540,189
Government National			1.00%, 7/31/11	11,000,000	11,073,480
Mortgage Association I:			1.00%, 10/31/11	11,000,000	11,084,216
Ser. 2008-45, Cl. A,			1.00%, 12/31/11	11,000,000	11,091,960
3.58%, 11/16/27	741,909	756,751	1.00%, 3/31/12	2,250,000	2,271,008
Ser. 2004-23, Cl. AB,			1.00%, 7/15/13	12,250,000 [a]	12,358,131
3.63%, 9/16/27	506,838	525,572	1.13%, 6/30/11	11,000,000	11,081,213
Ser. 2006-68, Cl. A,			1.13%, 12/15/12	4,250,000	4,305,118
3.89%, 7/16/26	1,537,554	1,587,800	1.13%, 6/15/13	6,000,000	6,074,076
Ser. 2006-67, Cl. A,			1.38%, 5/15/12	6,500,000	6,603,343
3.95%, 11/16/30	1,657,860	1,725,178	1.38%, 10/15/12	5,000,000	5,091,405
Ser. 2005-76, Cl. A,			1.38%, 1/15/13	4,000,000	4,075,312
3.96%, 5/16/30	888,191	926,194	1.38%, 2/15/13	5,000,000	5,094,530
Ser. 2005-29, Cl. A,			1.38%, 5/15/13	5,000,000	5,097,285
4.02%, 7/16/27	568,094	592,156	1.50%, 7/15/12	5,000,000	5,100,585
Ser. 2006-3, Cl. A,			1.75%, 8/15/12	5,000,000	5,125,585
4.21%, 1/16/28	326,733	333,087	1.88%, 6/15/12	5,000,000	5,128,515
Ser. 2003-47, Cl. C,			4.00%, 11/15/12	5,000,000	5,387,890
4.23%, 10/16/27	828,171	845,662	4.50%, 4/30/12	9,000,000	9,612,774
Ser. 2008-78, Cl. B,			4.63%, 8/31/11	7,500,000	7,823,437
4.52%, 6/16/32	5,500,000	5,895,772	4.63%, 2/29/12	11,000,000	11,696,531
Ser. 2005-79, Cl. B,			4.75%, 5/31/12	5,000,000	5,377,150
4.65%, 8/16/39	480,000	511,988

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
	principal		investment of cash collateral
Bonds and Notes (continued)	amount ($)	value ($)	for securities loaned—2.0%	shares	value ($)
U.S. Government Securities (continued)			registered
U.S. Treasury Notes (continued):			investment company;
4.88%, 6/30/12	5,000,000	5,405,665	dreyfus
		184,570,561	institutional cash
Total Bonds and Notes			advantage plus fund
(cost $297,607,430)		300,464,775	(cost $5,970,000)	5,970,000 [d]	5,970,000
			total investments
Other Investment—1.4%	shares	value ($)	(cost $307,925,430)	101.7%	310,782,775
Registered Investment Company;			liabilities, less cash
Dreyfus Institutional Preferred			and receivables	(1.7%)	(5,088,662)
Plus Money Market Fund			net assets	100.0%	305,694,113
(cost $4,348,000)	4,348,000 [d]	4,348,000

GO—General Obligations

a Security, or portion thereof, on loan.At August 31, 2010, the total market value of the fund’s securities on loan is $5,826,674 and the total market value of the collateral held by the fund is $5,970,000.
b On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	93.2	Municipal Bonds	.3
Corporate Bonds	4.8
Money Market Investments	3.4		101.7

† Based on net assets.
See notes to financial statements.

The Funds	31

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2010

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,449,670,987	976,137,301	65,300,614	300,464,775
Affiliated issuers	13,181,574	24,141,666	935,000	10,318,000
Dividends and interest receivable	11,538,117	8,407,353	397,185	1,191,830
Receivable for shares of Beneficial Interest subscribed	837,785	923,726	—	677,934
Prepaid expenses	13,347	14,290	14,699	17,742
	1,475,241,810	1,009,624,336	66,647,498	312,670,281
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	518,834	348,419	21,397	95,541
Due to Administrator—Note 4(a)	160,750	104,957	7,031	32,394
Cash overdraft due to Custodian	3,101,775	1,272,461	67,001	303,441
Liability for securities on loan—Note 2(b)	962,574	13,308,666	—	5,970,000
Payable for shares of Beneficial Interest redeemed	805,227	775,730	2,821	533,582
Payable for investment securities purchased	723,073	424,062	—	—
Accrued expenses	85,996	67,099	34,695	41,210
	6,358,229	16,301,394	132,945	6,976,168
Net Assets ($)	1,468,883,581	993,322,942	66,514,553	305,694,113
Composition of Net Assets ($):
Paid-in capital	1,404,883,225	954,189,157	64,583,410	311,662,462
Accumulated undistributed investment income—net	2,360,137	1,123,674	241,799	260,652
Accumulated net realized gain (loss) on investments	(11,711,890)	(13,703,735)	(937,359)	(9,086,346)
Accumulated net unrealized appreciation
(depreciation) on investments	73,352,109	51,713,846	2,626,703	2,857,345
Net Assets ($)	1,468,883,581	993,322,942	66,514,553	305,694,113
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,455,912,935	988,555,423	59,832,268	304,707,357
Shares Outstanding	108,958,038	75,183,638	5,808,368	24,581,657
Net Asset Value Per Share ($)	13.36	13.15	10.30	12.40
Investor Shares
Net Assets ($)	12,970,646	4,767,519	6,682,285	986,756
Shares Outstanding	972,496	362,651	649,418	79,605
Net Asset Value Per Share ($)	13.34	13.15	10.29	12.40
† Investments at cost ($):
Unaffiliated issuers	1,376,318,878	924,423,455	62,673,911	297,607,430
Affiliated issuers	13,181,574	24,141,666	935,000	10,318,000
††Value of securities on loan ($)	7,260,175	16,394,625	—	5,826,674

See notes to financial statements.

32

STATEMENTS OF OPERATIONS

Year Ended August 31, 2010

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	54,561,982	30,204,966	1,503,713	3,959,351
Income from securities lending—Note 2(b)	79,436	79,227	—	22,968
Dividends;
Affiliated issuers	38,726	19,472	1,356	6,136
Total Income	54,680,144	30,303,665	1,505,069	3,988,455
Expenses:
Investment advisory fee—Note 4(a)	5,685,901	3,704,487	319,488	874,508
Administration fee—Note 4(a)	1,789,492	1,162,796	80,229	313,666
Custodian fees—Note 4(b)	104,127	69,369	5,789	21,821
Trustees’ fees and expenses—Note 4(c)	82,705	59,306	3,681	11,944
Professional fees	54,935	39,437	25,155	32,578
Registration fees	45,121	42,227	23,125	34,340
Loan commitment fees—Note 3	23,662	10,924	692	2,284
Shareholder servicing costs—Note 4(b)	21,671	7,350	17,358	2,532
Prospectus and shareholders’ reports	16,859	2,952	2,001	3,443
Interest expenses—Note 3	119	—	—	—
Miscellaneous	45,578	32,678	12,035	18,691
Total Expenses	7,870,170	5,131,526	489,553	1,315,807
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	(57,783)	—
Less—reduction in fees due to earnings credits—Note 2(b)	(11)	(2)	(9)	(1)
Net Expenses	7,870,159	5,131,524	431,761	1,315,806
Investment Income—Net	46,809,985	25,172,141	1,073,308	2,672,649
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	26,793,639	9,510,348	718,436	1,181,656
Net unrealized appreciation (depreciation) on investments	33,824,361	24,451,432	1,360,631	937,169
Net Realized and Unrealized Gain (Loss) on Investments	60,618,000	33,961,780	2,079,067	2,118,825
Net Increase in Net Assets Resulting from Operations	107,427,985	59,133,921	3,152,375	4,791,474

See notes to financial statements.

The Funds	33

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Operations ($):
Investment income—net	46,809,985	54,032,126	25,172,141	29,239,763
Net realized gain (loss) on investments	26,793,639	16,537,787	9,510,348	12,221,381
Net unrealized appreciation
(depreciation) on investments	33,824,361	39,685,098	24,451,432	19,208,873
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,427,985	110,255,011	59,133,921	60,670,017
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(57,273,181)	(58,247,597)	(34,238,003)	(32,576,539)
Investor Shares	(317,453)	(263,404)	(105,565)	(94,171)
Total Dividends	(57,590,634)	(58,511,001)	(34,343,568)	(32,670,710)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	367,138,065	293,374,520	345,023,068	241,233,668
Investor Shares	9,726,748	4,494,530	6,082,988	2,047,837
Net assets received in connection
with reorganization—Note 1	—	350,017,847	—	—
Dividends reinvested:
Class M Shares	7,264,737	8,215,269	6,687,797	6,445,031
Investor Shares	230,353	216,551	94,585	89,174
Cost of shares redeemed:
Class M Shares	(308,825,208)	(356,324,127)	(244,678,747)	(204,607,212)
Investor Shares	(4,008,682)	(3,111,432)	(4,224,495)	(1,117,030)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	71,526,013	296,883,158	108,985,196	44,091,468
Total Increase (Decrease) in Net Assets	121,363,364	348,627,168	133,775,549	72,090,775
Net Assets ($):
Beginning of Period	1,347,520,217	998,893,049	859,547,393	787,456,618
End of Period	1,468,883,581 1,347,520,217		993,322,942	859,547,393
Undistributed investment income—net	2,360,137	2,615,477	1,123,674	1,979,117
Capital Share Transactions (Shares):
Class M Shares
Shares sold	28,162,871	23,339,898	26,754,599	19,275,702
Shares issued in connection with reorganization—Note 1	—	27,975,747	—	—
Shares issued for dividends reinvested	555,927	657,994	517,830	519,363
Shares redeemed	(23,661,002)	(28,453,495)	(18,985,466)	(16,448,153)
Net Increase (Decrease) in Shares Outstanding	5,057,796	23,520,144	8,286,963	3,346,912
Investor Shares
Shares sold	741,666	360,773	469,607	165,399
Shares issued in connection with reorganization—Note 1	—	108,612	—	—
Shares issued for dividends reinvested	17,645	17,362	7,308	7,173
Shares redeemed	(306,534)	(247,833)	(328,177)	(89,349)
Net Increase (Decrease) in Shares Outstanding	452,777	238,914	148,738	83,223

See notes to financial statements.

34

	BNY Mellon Intermediate U.S. Government Fund
	Year Ended	Eight Months Ended	Year Ended
	August 31, 2010	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income—net	1,073,308	1,220,786	4,827,997
Net realized gain (loss) on investments	718,436	2,320,353	1,949,660
Net unrealized appreciation (depreciation) on investments	1,360,631	(3,282,653)	2,702,619
Net Increase (Decrease) in Net Assets Resulting from Operations	3,152,375	258,486	9,480,276
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,804,997)	(1,569,585)	(4,101,999)
Investor Shares	(190,012)	(109,278)	(208,291)
Net realized gain on investments:
Class M Shares	(829,682)	(19,870)	—
Investor Shares	(95,399)	(879)	—
Total Dividends	(2,920,090)	(1,699,612)	(4,310,290)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	17,557,948	8,784,571	86,183,073
Investor Shares	287,498	1,346,713	332,350
Dividends reinvested:
Class M Shares	890,528	473,876	2,049,935
Investor Shares	262,075	97,947	190,880
Cost of shares redeemed:
Class M Shares	(14,862,578)	(72,851,270)	(78,823,733)
Investor Shares	(477,536)	(1,048,361)	(505,041)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,657,935	(63,196,524)	9,427,464
Total Increase (Decrease) in Net Assets	3,890,220	(64,637,650)	14,597,450
Net Assets ($):
Beginning of Period	62,624,333	127,261,983	112,664,533
End of Period	66,514,553	62,624,333	127,261,983
Undistributed investment income—net	241,799	286,100	28,689
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,723,129	848,517	8,579,424
Shares issued for dividends reinvested	87,814	45,839	203,055
Shares redeemed	(1,461,517)	(7,029,874)	(7,859,101)
Net Increase (Decrease) in Shares Outstanding	349,426	(6,135,518)	923,378
Investor Shares
Shares sold	27,940	130,562	32,504
Shares issued for dividends reinvested	25,807	9,533	18,926
Shares redeemed	(46,765)	(101,311)	(50,126)
Net Increase (Decrease) in Shares Outstanding	6,982	38,784	1,304

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information for the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

See notes to financial statements.

The Funds	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Short-Term U.S. Government Securities Fund
		Year Ended August 31,
	2010	2009
Operations ($):
Investment income—net	2,672,649	3,514,091
Net realized gain (loss) on investments	1,181,656	3,388,682
Net unrealized appreciation (depreciation) on investments	937,169	153,609
Net Increase (Decrease) in Net Assets Resulting from Operations	4,791,474	7,056,382
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,677,556)	(4,765,029)
Investor Shares	(15,711)	(12,654)
Total Dividends	(4,693,267)	(4,777,683)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	257,459,398	100,559,540
Investor Shares	903,260	1,399,387
Dividends reinvested:
Class M Shares	1,087,611	838,600
Investor Shares	3,820	8,856
Cost of shares redeemed:
Class M Shares	(130,942,023)	(60,522,672)
Investor Shares	(757,806)	(671,373)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	127,754,260	41,612,338
Total Increase (Decrease) in Net Assets	127,852,467	43,891,037
Net Assets ($):
Beginning of Period	177,841,646	133,950,609
End of Period	305,694,113	177,841,646
Undistributed investment income—net	260,652	178,655
Capital Share Transactions (Shares):
Class M Shares
Shares sold	20,783,982	8,111,575
Shares issued for dividends reinvested	87,811	67,693
Shares redeemed	(10,571,625)	(4,876,648)
Net Increase (Decrease) in Shares Outstanding	10,300,168	3,302,620
Investor Shares
Shares sold	72,868	113,080
Shares issued for dividends reinvested	308	715
Shares redeemed	(61,105)	(53,958)
Net Increase (Decrease) in Shares Outstanding	12,071	59,837

See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.90	12.38	12.24	12.23	12.66
Investment Operations:
Investment income—net[a]	.43	.52	.60	.57	.52
Net realized and unrealized
gain (loss) on investments	.56	.56	.15	.04	(.38)
Total from Investment Operations	.99	1.08	.75	.61	.14
Distributions:
Dividends from investment income—net	(.53)	(.56)	(.61)	(.60)	(.57)
Net asset value, end of period	13.36	12.90	12.38	12.24	12.23
Total Return (%)	7.84	8.95	6.17	5.06	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets[b]	.55	.56	.55	.56	.56
Ratio of net investment income to average net assets	3.29	4.15	4.78	4.67	4.27
Portfolio Turnover Rate	99.66	62.19	60.76	134.49	104.53[c]
Net Assets, end of period ($ x 1,000)	1,455,913	1,340,824	995,421	944,416	885,994

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2006 was 101.12%.

See notes to financial statements.

The Funds	37

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.88	12.36	12.21	12.21	12.63
Investment Operations:
Investment income—net[a]	.39	.50	.56	.53	.49
Net realized and unrealized
gain (loss) on investments	.57	.54	.16	.04	(.37)
Total from Investment Operations	.96	1.04	.72	.57	.12
Distributions:
Dividends from investment income—net	(.50)	(.52)	(.57)	(.57)	(.54)
Net asset value, end of period	13.34	12.88	12.36	12.21	12.21
Total Return (%)	7.60	8.74	5.81	4.82	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.80
Ratio of net expenses to average net assets[b]	.81	.81	.80	.81	.80
Ratio of net investment income to average net assets	3.03	3.88	4.52	4.42	4.02
Portfolio Turnover Rate	99.66	62.19	60.76	134.49	104.53[c]
Net Assets, end of period ($ x 1,000)	12,971	6,696	3,472	4,621	3,319

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2006 was 101.12%.

See notes to financial statements.

38

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.81	12.37	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.35	.46	.55	.53	.46
Net realized and unrealized
gain (loss) on investments	.47	.50	.21	.09	(.26)
Total from Investment Operations	.82	.96	.76	.62	.20
Distributions:
Dividends from investment income—net	(.48)	(.52)	(.58)	(.57)	(.53)
Net asset value, end of period	13.15	12.81	12.37	12.19	12.14
Total Return (%)	6.52	8.07	6.19	5.22	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.56	.56
Ratio of net expenses to average net assets	.55[b]	.56[b]	.55[b]	.56	.56
Ratio of net investment income to average net assets	2.72	3.75	4.43	4.36	3.79
Portfolio Turnover Rate	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	988,555	856,808	785,841	725,064	656,120

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	39

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.81	12.36	12.19	12.14	12.47
Investment Operations:
Investment income—net[a]	.31	.43	.53	.48	.43
Net realized and unrealized
gain (loss) on investments	.48	.51	.18	.11	(.26)
Total from Investment Operations	.79	.94	.71	.59	.17
Distributions:
Dividends from investment income—net	(.45)	(.49)	(.54)	(.54)	(.50)
Net asset value, end of period	13.15	12.81	12.36	12.19	12.14
Total Return (%)	6.26	7.78	5.91	4.96	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.81
Ratio of net expenses to average net assets	.81[b]	.81[b]	.80[b]	.81	.81
Ratio of net investment income to average net assets	2.44	3.48	4.19	4.10	3.55
Portfolio Turnover Rate	44.58	53.05	53.28	84.24	86.50
Net Assets, end of period ($ x 1,000)	4,768	2,740	1,616	1,931	681

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

40

			Class M Shares†
BNY Mellon Intermediate	Year Ended	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.27	10.43	9.99	9.81	9.94	10.15
Investment Operations:
Investment income—net[b]	.17	.14	.42	.42	.42	.39
Net realized and unrealized
gain (loss) on investments	.33	(.10)	.39	.23	(.08)	(.14)
Total from Investment Operations	.50	.04	.81	.65	.34	.25
Distributions:
Dividends from investment income—net	(.32)	(.20)	(.37)	(.47)	(.47)	(.46)
Dividends from net realized gain on investments	(.15)	(.00)[c]	—	—	—	—
Total Distributions	(.47)	(.20)	(.37)	(.47)	(.47)	(.46)
Net asset value, end of period	10.30	10.27	10.43	9.99	9.81	9.94
Total Return (%)	5.03	.41[d]	8.31	6.80	3.58	2.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.78[e]	.76	.77	.78	.78
Ratio of net expenses to average net assets	.65	.65[e]	.65	.65	.65	.65
Ratio of net investment income
to average net assets	1.71	2.08[e]	4.12	4.31	4.27	3.88
Portfolio Turnover Rate	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	59,832	56,037	120,970	106,650	103,686	114,209

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds	41

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares†
BNY Mellon Intermediate	Year Ended	Eight Months Ended		Year Ended December 31,
U.S. Government Fund	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.25	10.42	9.98	9.80	9.93	10.14
Investment Operations:
Investment income—net[b]	.15	.13	.39	.40	.39	.36
Net realized and unrealized
gain (loss) on investments	.34	(.12)	.40	.23	(.07)	(.14)
Total from Investment Operations	.49	.01	.79	.63	.32	.22
Distributions:
Dividends from investment income—net	(.30)	(.18)	(.35)	(.45)	(.45)	(.43)
Dividends from net realized gain on investments	(.15)	(.00)[c]	—	—	—	—
Total Distributions	(.45)	(.18)	(.35)	(.45)	(.45)	(.43)
Net asset value, end of period	10.29	10.25	10.42	9.98	9.80	9.93
Total Return (%)	4.87	.14[d]	8.06	6.53	3.32	2.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.04[e]	1.01	1.02	1.03	1.03
Ratio of net expenses to average net assets	.90	.90[e]	.90	.90	.90	.90
Ratio of net investment income
to average net assets	1.46	1.89[e]	3.87	4.06	4.02	3.62
Portfolio Turnover Rate	60.52	56.74[d]	85.47	57	21	29
Net Assets, end of period ($ x 1,000)	6,682	6,588	6,292	6,015	6,319	7,161

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

42

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.19	12.02	11.99	12.14
Investment Operations:
Investment income—net[a]	.13	.29	.46	.56	.39
Net realized and unrealized
gain (loss) on investments	.11	.30	.23	.03	(.06)
Total from Investment Operations	.24	.59	.69	.59	.33
Distributions:
Dividends from investment income—net	(.23)	(.39)	(.52)	(.56)	(.48)
Net asset value, end of period	12.40	12.39	12.19	12.02	11.99
Total Return (%)	1.96	4.90	5.83	5.05	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.56	.55	.55	.54
Ratio of net expenses to average net assets	.53[b]	.56[b]	.55[b]	.55	.54
Ratio of net investment income to average net assets	1.07	2.32	3.79	4.65	3.24
Portfolio Turnover Rate	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	304,707	177,005	133,857	128,628	131,885

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds	43

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.20	12.02	12.00	12.14
Investment Operations:
Investment income—net[a]	.11	.23	.45	.49	.41
Net realized and unrealized
gain (loss) on investments	.10	.32	.22	.06	(.10)
Total from Investment Operations	.21	.55	.67	.55	.31
Distributions:
Dividends from investment income—net	(.20)	(.36)	(.49)	(.53)	(.45)
Net asset value, end of period	12.40	12.39	12.20	12.02	12.00
Total Return (%)	1.73	4.63	5.55	4.67	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.82	.79	.80	.77
Ratio of net expenses to average net assets	.78[b]	.82[b]	.79[b]	.80	.77
Ratio of net investment income to average net assets	.84	1.93	3.61	4.51	3.25
Portfolio Turnover Rate	59.58	117.43	84.77	127.30	85.97
Net Assets, end of period ($ x 1,000)	987	837	94	140	281

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

44

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective seek to provide as high a level of current income as is consistent with the preservation of capital.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Core Bond Fund, a series of BNY Hamilton Funds, Inc., were transferred to the BNY Mellon Bond Fund in exchange for the corresponding class of shares of Beneficial Interest of the BNY Mellon Bond Fund of equal value. Shareholders of Institutional and Class A shares of the BNY Hamilton Core Bond Fund received Class M and Investor shares of the BNY Mellon Bond Fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in the BNY Hamilton Core Bond Fund at the time of the exchange. The exchange ratios for Class M and Investor shares were .783 and .785, respectively.The net asset value of the BNY Mellon Bond Fund’s shares on the close of business September 12, 2008, after the reorganization, was $12.46 for Class M shares and $12.44 for Investor shares, and a total of $27,975,747 Class M shares and 108,612 Investor shares, representing net assets of

$350,017,847 (including $3,889,798 net unrealized appreciation on investments) were issued to shareholders of the BNY Hamilton Core Bond Fund in the exchange. The exchange was a tax-free event to the shareholders of the BNY Hamilton Core Bond Fund.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Funds	45

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Trust’s Board, or are determined by the funds not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets
for identical investments.

Level 2—other significant observable inputs (includ-
ing quoted prices for similar investments, interest
rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including
the funds’ own assumptions in determining the fair
value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of August 31, 2010 in valuing each fund’s investments.

46

Table 1.

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Asset-Backed	—	—	49,873,375	—	—	—	49,873,375
Commercial
Mortgage-Backed	—	—	77,593,562	—	—	—	77,593,562
Corporate Bonds†	—	—	374,185,869	—	—	—	374,185,869
Equity Securities—Domestic†	65,732	—	—	—	—	—	65,732
Foreign Government	—	—	20,298,972	—	—	—	20,298,972
Municipal Bonds	—	—	43,505,824	—	—	—	43,505,824
Mutual Funds	13,181,574	—	—	—	—	—	13,181,574
Residential
Mortgage-Backed	—	—	4,655,818	—	—	—	4,655,818
U.S. Government Agencies/
Mortgage-Backed	—	—	583,836,944	—	—	—	583,836,944
U.S. Treasury	—	—	295,654,891	—	—	—	295,654,891
BNY Mellon Intermediate
Bond Fund
Asset-Backed	—	—	7,165,973	—	—	—	7,165,973
Corporate Bonds†	—	—	355,509,569	—	—	—	355,509,569
Foreign Government	—	—	14,699,960	—	—	—	14,699,960
Municipal Bonds	—	—	15,485,452	—	—	—	15,485,452
Mutual Funds	24,141,666	—	—	—	—	—	24,141,666
U.S. Government
Agencies/
Mortgage-Backed	—	—	135,205,866	—	—	—	135,205,866
U.S. Treasury	—	—	448,070,481	—	—	—	448,070,481
BNY Mellon Intermediate
U.S. Government Fund
Corporate Bonds†	—	—	1,374,136	—	—	—	1,374,136
Mutual Funds	935,000	—	—	—	—	—	935,000
U.S. Government Agencies/
Mortgage-Backed	—	—	26,677,220	—	—	—	26,677,220
U.S. Treasury	—	—	37,249,258	—	—	—	37,249,258
Bny Mellon Short-Term U.S.
Government Securities Fund
Corporate Bonds†	—	—	14,696,526	—	—	—	14,696,526
Municipal Bonds	—	—	1,052,570	—	—	—	1,052,570
Mutual Funds	10,318,000	—	—	—	—	—	10,318,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	100,145,118	—	—	—	100,145,118
U.S. Treasury	—	—	184,570,561	—	—	—	184,570,561

†	See Statement of Investments for industry classification.

The Funds	47

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the funds. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended August 31, 2010.

Table 2.
BNY Mellon Bond Fund	$42,773
BNY Mellon Intermediate Bond Fund	42,661
BNY Mellon Short-Term U.S.
Government Securities Fund	12,367

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2010.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically

48

related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2010, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Table 3.

	Value			Value	Net
	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	15,193,000	607,227,000	610,201,000	12,219,000.8
Dreyfus Institutional Cash
Advantage Plus Fund	322,744,279	502,004,365	823,786,070	962,574.1
Total	337,937,279	1,109,231,365	1,433,987,070	13,181,574.9
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	12,249,000	236,775,000	238,191,000	10,833,000	1.1
Dreyfus Institutional Cash
Advantage Plus Fund	314,418,725	812,491,726	1,113,601,785	13,308,666	1.3
Total	326,667,725	1,049,266,726	1,351,792,785	24,141,666	2.4
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	501,000	24,926,000	24,492,000	935,000	1.4
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,640,000	149,041,000	146,333,000	4,348,000	1.4
Dreyfus Institutional Cash
Advantage Plus Fund	77,414,121	342,187,799	413,631,920	5,970,000	2.0
Total	79,054,121	491,228,799	559,964,920	10,318,000	3.4

The Funds	49

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2010.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to amortization of premiums and paydown gains and losses on mortgage backed securities, the funds increased accumulated undistributed investment income-net and decreased accumulated net realized gain (loss) on invest-

Table 4.

	Undistributed	Accumulated	Undistributed			Capital Losses
	Ordinary	Capital	Capital	Unrealized		Realized After
	Income ($)	Losses ($)	Gains ($)	Appreciation ($) October 31, 2009 ($)†
BNY Mellon Bond Fund	2,360,137	(7,345,590)	—	68,985,809		—
BNY Mellon Intermediate Bond Fund	1,123,674	(3,867,963)	—	41,878,074		—
BNY Mellon Intermediate U.S.
Government Fund	241,799	—	43,689	1,645,655		—
BNY Mellon Short-Term
U.S. Government Securities Fund	260,652	(7,553,245)	—	1,417,284		93,040

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 5.

Expiring in fiscal	2014 ($)†	2015 ($)†	2016 ($)†	2017 ($)†	2018 ($)†	Total ($)
BNY Mellon Bond Fund	—	—	7,345,590	—	—	7,345,590
BNY Mellon Intermediate Bond Fund	—	3,867,963	—	—	—	3,867,963
BNY Mellon Short—Term
U.S. Government Securities Fund	2,822,720	4,701,996	—	—	28,529	7,553,245

† If not applied, the carryovers expire in the above years.

Table 6.

		Ordinary Income ($)			Long Term Capital Gains ($)
		2010	2009		2010	2009
BNY Mellon Bond Fund	57,590,634		58,511,001		—	—
BNY Mellon Intermediate Bond Fund	34,343,568		32,670,710		—	—
BNY Mellon Intermediate U.S. Government Fund		2,309,590	1,678,863†		610,500	20,749†
BNY Mellon Short—Term
U.S. Government Securities Fund		4,693,267	4,777,683		—	—

†	For the eight months ended August 31, 2009.

50

ments by the same amount for each fund as summarized in Table 7. Net assets and net asset values per share were not affected by these reclassifications.

NOTE 3—Bank Lines of Credit:

The funds participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on August 31, 2010, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 for BNY Mellon Bond Fund was approximately $8,500, with a related weighted average annualized interest rate of 1.40%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the

Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .50% of BNY Mellon Intermediate U.S. Government Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

The Investment Adviser has contractually agreed, from September 1, 2009 through September 30, 2010, to waive receipt of its fees and/or assume expenses of BNY Mellon Bond Fund so that the direct expenses of Class M shares and Investor shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .69% and .94% of the value of the average daily net assets of their respective class.There was no expense reimbursement during the period ended August 31, 2010.

The Investment Adviser has contractually agreed, from September 1, 2009 through September 30, 2010, to waive receipt of its fees and/or assume the expenses of BNY Mellon Intermediate U.S. Government Fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) do not exceed .65% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amount to $57,783 during the period ended August 31, 2010.

Table 7.

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized
	Income—Net ($)	Gain (Loss) ($)
BNY Mellon Bond Fund	10,525,309	(10,525,309)
BNY Mellon Intermediate Bond Fund	8,315,984	(8,315,984)
BNY Mellon Intermediate U.S. Government Fund	877,400	(877,400)
BNY Mellon Short-Term U.S. Government Securities Fund	2,102,615	(2,102,615)

The Funds	51

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summa-

rizes the amounts Investor shares were charged during the period ended August 31, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid for cash management charges.

Table 8.
BNY Mellon Bond Fund	$20,400
BNY Mellon Intermediate Bond	7,197
BNY Mellon Intermediate
U.S. Government Fund	16,427
BNY Mellon Short-Term
U.S. Government Securities Fund	2,417

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2010, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. These fees were offset by earnings credits pursuant to the cash management agreements, also summarized in Table 9.

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2010, pursuant to the custody agreement.

Table 9.

	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	1,043	(11)
BNY Mellon Intermediate Bond Fund	131	(2)
BNY Mellon Intermediate U.S. Government Fund	779	(9)
BNY Mellon Short-Term U.S. Government Securities Fund	104	(1)

52

Table 10.
BNY Mellon Bond Fund	$104,127
BNY Mellon Intermediate Bond Fund	69,369
BNY Mellon Intermediate
U.S. Government Fund	5,789
BNY Mellon Short-Term
U.S. Government Securities Fund	21,821

During the period ended August 31, 2010, each fund was charged $4,648 for services performed by the Chief Compliance Officer.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2010.

Table 11.

	Investment		Shareholder	Chief	(Less) Expense
	Advisory	Custodian	Services	Compliance	Reimbursement
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Bond Fund	498,890	16,521	2,750	673	—
BNY Mellon Intermediate Bond Fund	335,663	11,139	944	673	—
BNY Mellon Intermediate
U.S. Government Fund	28,107	1,225	1,414	673	(10,022)
BNY Mellon Short-Term
U.S. Government Securities Fund	90,649	4,002	217	673	—

Table 12.

	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,478,158,765	1,402,165,730
BNY Mellon Intermediate Bond Fund	515,552,266	404,314,561
BNY Mellon Intermediate U.S. Government Fund	40,343,606	37,873,416
BNY Mellon Short-Term U.S. Government Securities Fund	273,728,023	145,206,719

The Funds	53

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The funds held no derivatives during the period ended

August 31, 2010. These disclosures did not impact the notes to the financial statements.

Table 13 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at August 31, 2010.

Table 13.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,393,866,752	75,091,868	6,106,059	68,985,809
BNY Mellon Intermediate Bond Fund	958,400,893	51,835,995	9,957,921	41,878,074
BNY Mellon Intermediate U.S. Government Fund	64,589,959	2,641,872	996,217	1,645,655
BNY Mellon Short-Term U.S. Government Securities Fund	309,365,491	3,042,714	1,625,430	1,417,284

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund, each a series of BNY Mellon FundsTrust (collectively “the Funds”), including the statements of investments, as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, except for BNY Mellon Intermediate U.S. Government Fund, which was for the year ended August 31, 2010, the eight-month period ended August 31, 2009 and the twelve-month period ended August 31, 2008, and the financial highlights for each of the years or period in the five-year period then ended, except for the BNY Mellon Intermediate U.S. Government Fund, which was for the year ended August 31, 2010, the eight-month period ended August 31, 2009 and the year ended August 31, 2008.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the BNY Mellon Intermediate U.S. Government Fund, the financial highlights for each of the years in the three-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2010

The Funds	55

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 95.87% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 96.35% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate U.S. Government Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.Also for state individual income tax purposes, the fund hereby designates 75.49% of the ordinary income dividends paid during its fiscal year ended August 31, 2010 as attributable to interest income from direct obligations of the United States. Such dividends are taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia. Also the fund designates the maximum amount allowable but not less than $.0512 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0993 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also for state individual income tax purposes, the 65.61% of the ordinary income dividends paid during its fiscal year ended August 31, 2010 as attributable to interest income from direct obligations of the United States. Such dividends are taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Where required by federal tax law rules, shareholders will receive notification of their portion of the funds’ taxable ordinary dividends and capital gains distributions paid for the 2010 calendar year on Form 1099-DIV which will be mailed by early 2011.

56

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 9-10, 2010, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services.The Board members also considered the re-approval of the Trust’s Administration Agreement with The Bank of NewYork Mellon for another one year term, pursuant to which The Bank of New York Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive operational and compliance infrastructure. They also considered that The Bank of New York Mellon provides the funds with administrative and accounting services pursuant to theTrust’s Administration Agreement. The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s benchmark.The Board was provided with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense

The Funds	57

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Universe. The Board also considered that BNY Mellon Fund Advisers contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.69% and 0.94%, respectively.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance for periods ended January 31, 2010, was below the medians of the Performance Group and Performance Universe for the 1-year period and was above the medians for the 2-, 3-, 4- and 5-year periods.The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for 2004 through 2006 and 2010 and was below the medians for each of the 1-year periods ended January 31st for 2002, 2003 and 2007 through 2009, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2002 through 2008 and 2010 and was below the median for the 1-year period ended January 31, 2009.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Intermediate Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (equal to the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons.The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the medians of the Performance Group for the 1- and 2-year periods, was above the medians for the 3- and 4-year periods and was equal to the median for the 5-year period, and was below the median of the Performance Universe for the 1-year period and was above the medians for the 2-, 3-, 4- and 5-year periods.The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002, 2009 and 2010, was equal to the medians for each of the 1-year periods ended January 31st for 2003 and 2008 and was above the medians for each of the 1-year periods ended January 31st for 2004 through 2007, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as

58

the fund, nor other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

BNY Mellon Intermediate U.S. Government Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (above the respective medians of the Expense Group and Expense Universe).The Board also considered that BNY Mellon Fund Advisers contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class of the fund’s shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.65%.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the medians of the Performance Group and Performance Universe for the 1-, 2-, 3-, 4- and 5-year periods and was above the medians for the 10-year period. The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002, 2004 through 2008 and 2010 and was below the medians for each of the 1-year periods ended January 31st for 2001, 2003 and 2009, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2001 through 2008 and 2010 and was below the median for the 1-year period ended January 31, 2009.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (equal to the respective Expense Group and Expense Universe medians).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the medians of the Performance Group for the reported periods, and

The Funds	59

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

was below the median of the Performance Universe for the 1-year period and was above the medians for the 2-, 3-, 4- and 5-year periods.The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2003 and 2010, was above the medians for each of the 1-year periods ended January 31st for 2004 through 2006, 2008 and 2009 and was equal to the medians for each of the 1-year periods ended January 31st for 2002 and 2007, and was above the medians of the Performance Universe for the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an inde-

pendent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.The Board also noted the fee waiver and expense reimbursement arrangements pertaining to BNY Mellon Bond Fund and BNY Mellon Intermediate U.S. Government Fund and their effect on the profitability of Dreyfus.

60

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, the Board was gen- erally satisfied with each fund’s overall performance.

  With respect to BNY Mellon Intermediate U.S. Government Fund, while the Board was concerned with the underperformance of the fund’s total returns versus the Performance Group and the Performance Universe, it noted that in certain periods the returns were below the median by only a few basis points and noted the fund’s more competitive yields.

  With respect to BNY Mellon Short-Term U.S. Government Securities Fund, while the Board was concerned with the underperformance of the fund’s total returns versus the Performance Group, it noted the fund’s more competitive total returns versus the Performance Universe and its more competitive yields, and was generally satisfied with the fund’s overall performance

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds	61

BOARD MEMBERS INFORMATION (Unaudited)

62

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds	63

OFFICERS OF THE TRUST (Unaudited)

64

The Funds	65

NOTES

For More Information

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

MFTAR0810-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT	August 31, 2010

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon National Intermediate
Municipal Bond Fund	3
BNY Mellon National Short-Term
Municipal Bond Fund	6
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	9
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	12
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund	15
BNY Mellon Municipal
Opportunities Fund	18
Understanding Your Fund’s Expenses	21
Comparing Your Fund’s Expenses
With Those of Other Funds	22
Statements of Investments	23
Statements of Financial Futures	94
Statements of Assets and Liabilities	95
Statements of Operations	97
Statements of Changes in Net Assets	99
Financial Highlights	106
Notes to Financial Statements	120
Report of Independent Registered
Public Accounting Firm	134
Important Tax Information	135
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	137
Board Members Information	142
Officers of the Trust	144

For More Information

Back cover

The views expressed herein are current to the date of this report.These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this annual report for the BNY Mellon Funds Trust, covering the reporting period ended August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. Despite economic challenges and headlines about potential budgetary constraints by state and local municipality issuers, municipal bonds continued to benefit from favorable supply-and-demand dynamics and investors’ demand for higher yields, providing a degree of support absent in other markets.

We currently do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, U.S. Treasury securities appear to offer limited value at current low yields while municipal bonds seem poised to benefit from robust investor demand as local, state and federal government officials consider imposing higher taxes to reduce record budget deficits.With questions still remaining about the potential sunset (or extension or modification of) the 2001 tax cuts, we urge you to speak with your portfolio manager, who is best-suited to help you monitor these developments and evaluate your current asset allocations within this current economic environment.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 8.96%, Investor shares returned 8.61% and Dreyfus Premier shares returned 8.06%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 8.90% for the same period.2

Despite ongoing fiscal pressures affecting many states and municipalities, municipal bonds generally fared well over the reporting period amid robust demand for a limited supply of securities. The fund’s Class M shares produced returns that were roughly in line with its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Factors Supported Municipal Bonds

An improving U.S. economy bolstered confidence among consumers, businesses and investors early in the reporting period. However, in May 2010 certain European nations found themselves unable to finance heavy debt loads, and inflationary pressures in China kindled fears that potential remedial measures might constrain a key engine of global growth.The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals regarding the strength of the domestic recovery, and most states continued to struggle with declining tax revenues and intensifying demand for services. Consequently, investor sentiment generally deteriorated, and the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Although these developments caused some segments of the taxable bond market to decline over the reporting period’s second half, municipal bonds held up relatively well as a result of positive supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bonds program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as individual and institutional investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period.

Fund Participated Fully in Market Rally

In this environment, we maintained a slight bias toward lower-rated municipal bonds that our analysts determined to be fundamentally sound. Conversely, the fund held relatively light exposure to bonds rated “triple-A.” This relatively constructive investment posture helped bolster the fund’s relative performance through overweighted positions in bonds backed by revenues from health care facilities and public power plants.We found a number of such opportunities in high-issuance states such as California, New York and Texas.

We set the fund’s average duration in a range that was slightly short to in line with the benchmark. We achieved this position by focusing on securities in the one- to three-year maturity range, while deemphasizing those in the seven- to 10-year range. However, this positioning had relatively little impact on the fund’s relative performance during the reporting period.

Maintaining a Constructive Posture

Although state and local governments remain under pressure, we are optimistic regarding the municipal bond market’s long-term prospects. We believe demand seems likely to stay robust as investors grow increasingly concerned about potential income tax increases on the state and federal levels. In addition, the Build America Bonds program may be extended into next year. Consequently, we generally have maintained a constructive investment posture, including a modest tilt toward “triple-B” rated securities.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking in effect until
September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: MORNINGSTAR — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17
Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon National Intermediate Municipal Bond Fund Class M shares and the BofA Merrill Lynch 2-17 Year Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	8.96%	4.90%	5.21%	—
Investor shares	7/11/01	8.61%	4.64%	—	4.70%
Dreyfus Premier shares
with applicable redemption ††	10/11/02	5.06%	3.95%	—	3.73%
without redemption	10/11/02	8.06%	4.12%	—	3.73%
BofA Merrill Lynch 2-17 Year
Municipal Bond Index†††	9/30/00	8.90%	5.50%	—	6.00%

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/00 to a $10,000
investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares and
Dreyfus Premier shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.
††† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon National Short Term Municipal Bond Fund’s Class M shares produced a total return of 3.22%, and Investor shares produced a total return of 3.05%.1 In comparison, the BofA Merrill Lynch 1-5Year Municipal Bond Index, the fund’s benchmark, produced a total return of 4.51% for the same period.2

Although short-term municipal bonds rallied modestly over the reporting period, they lagged their longer-term counterparts as short-term yields remained anchored by historically low interest rates. The fund produced lower returns than its benchmark for the reporting period, primarily due to a relatively defensive investment posture in a recovering economy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Amid Renewed Uncertainty, Short Rates Remained Stable

An improving U.S. economy bolstered confidence among consumers, businesses and investors early in the reporting period. However, in May 2010 certain European nations found themselves unable to finance heavy debt loads, and inflationary pressures in China kindled fears that remedial measures might constrain a key engine of global growth. In the United States, employment and housing data sent mixed signals regarding the strength of the domestic recovery, and most states struggled with declining tax revenues. Consequently, investor sentiment generally deteriorated, and the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Although these developments produced rallies in the intermediate and long-term segments of the municipal bond market, yields of short-term municipal bonds remained anchored by low short-term interest rates. In

6

addition, short-term tax-exempt securities benefited more moderately than longer-term municipal bonds from favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds declined significantly due to the Build America Bond program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as individual and institutional investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period.

Focus on Quality Dampened Returns

A relatively defensive investment posture prevented the fund from participating more fully in the market’s gains over the reporting period, as we had set the fund’s average duration in a range that was slightly shorter than industry averages to cushion the potential effects of rising interest rates in a recovering economy. In addition, we reduced the fund’s holdings of bonds with “triple-B” credit ratings in favor of securities in the “single-A” to “triple-A” range.This shift positions the fund appropriately for what we believe will be an eventual rise in short-term interest rates, it proved mildly detrimental to relative performance during the reporting period.

Maintaining a Defensive Approach

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. In addition, while mixed economic signals could lead to bouts of heightened market volatility, we do not expect the Fed to raise short-term interest rates anytime soon. Still, our analysis of risks and potential rewards in the short-term municipal bond market suggests that a cautious investment posture—including a relatively short average duration and a focus on higher-quality securities—is the more prudent course in today’s uncertain economic and market environments.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: MORNINGSTAR. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-
5Year Municipal Bond Index is a broad-based, unmanaged, market-
weighted index of investment-grade municipal bonds maturing in the 1- to
(but not including) 5-year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon National Short-Term Municipal Bond Fund Class M shares and the BofA Merrill Lynch 1-5 Year Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	10/2/00	3.22%	3.30%	3.35%
Investor shares	7/11/01	3.05%	3.04%	2.77%
BofA Merrill Lynch 1-5 Year
Municipal Bond Index††	9/30/00	4.51%	4.53%	4.42%

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon National Short-Term Municipal Bond Fund on 10/2/00 (inception date) to a $10,000 investment made in the BofA Merrill Lynch 1-5Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 1- to (but not including) 5- year range. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 8.44%, and Investor shares returned 8.08%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “Index”), the fund’s benchmark, returned 8.90% for the same period.2

Despite ongoing fiscal pressures affecting many states and municipalities, municipal bonds generally fared well over the reporting period amid robust demand for a limited supply of securities.The fund produced slightly lower returns than its benchmark, which we attribute primarily to differences between Pennsylvania bonds and those of other states contained in the Index.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Factors Supported Municipal Bonds

An improving U.S. economy bolstered confidence among consumers, businesses and investors early in the reporting period. However, in May 2010 certain European nations found themselves unable to finance heavy debt loads, and inflationary pressures in China kindled fears that potential remedial measures might constrain a key engine of global growth. The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals, and most states—including Pennsylvania—continued to struggle with declining tax revenues and intensifying demand for services. Consequently, investor sentiment generally deteriorated, and the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Although these developments caused some segments of the taxable bond market to decline over the reporting period’s second half, municipal bonds held up relatively well due to favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bond program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable municipal bond market. Meanwhile, demand intensified as individual and institutional investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period.

Fund Participated Fully in Market Rally

In this environment, we maintained a slight bias toward lower-rated municipal bonds from Pennsylvania issuers that our analysts determined to be fundamentally sound. Conversely, the fund held lighter-than-average exposure to bonds rated “triple-A.” This relatively constructive investment posture helped bolster the fund’s performance through overweighted positions in bonds backed by revenues from health care facilities and other projects.

We set the fund’s average duration in a range that was slightly short to in line with the benchmark. We achieved this position by focusing on securities in the one- to three-year maturity range, while deemphasizing those in the seven- to 10-year range. However, this positioning had relatively little impact on the fund’s relative performance during the reporting period.

Maintaining a Constructive Posture

Although Pennsylvania’s state and local governments remain under pressure, we are optimistic regarding the municipal bond market’s long-term prospects. We believe demand seems likely to stay robust as investors grow increasingly concerned about potential income tax increases on the state and federal levels. In addition, the Build America Bond program may be extended into next year. Consequently, we generally have maintained a constructive investment posture, including a modest tilt toward “triple-B” rated securities.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: MORNINGSTAR — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17
Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and the BofA Merrill Lynch 2-17 Year Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	8.44%	4.26%	4.62%	—
Investor shares	7/11/01	8.08%	3.98%	—	4.07%
BofA Merrill Lynch 2-17 Year
Municipal Bond Index††	9/30/00	8.90%	5.50%	—	6.00%

† Source : Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/00 to a $10,000
investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. Please note that the performance of the fund’s Class M shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund’s fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund’s Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund’s Class M shares
thereafter.The predecessor CTF was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund’s Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown in the above line graph.
Effective July 11, 2001, existing fund shares were designated as Class M shares and the fund began offering a second class of shares designated as Investor shares, which are subject to a Shareholder Services Plan.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M shares only. Performance for Investor shares will vary from the performance of Class M shares shown above because of the differences in charges and expenses.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is a broad-based, unmanaged, market-
weighted index of investment grade municipal bonds maturing in the 2-17 year range.These factors can contribute to the Index potentially outperforming the fund.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The Index date is based on the life of Class M shares. For comparative purposes, the value of the Index as of 9/30/00 is used as the beginning value on
10/2/00 (the inception date for Class M shares).

The Funds	11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 7.75%, Investor shares produced a total return of 7.49% and Dreyfus Premier shares returned 6.94%.1 In comparison, the BofA Merrill Lynch 2-17Year Municipal Bond Index, the fund’s benchmark, returned 8.90% for the same period.2

Despite ongoing fiscal pressures affecting Massachusetts and its municipalities, Massachusetts municipal bonds generally fared well over the reporting period amid robust demand for a limited supply of securities. The fund produced returns that were lower than its benchmark, primarily due to a relatively defensive investment posture.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Factors Supported Municipal Bonds

An improving U.S. economy bolstered investor confidence early in the reporting period as manufacturing activity improved and corporations posted better-than-expected financial results. However, in May 2010, certain European nations found themselves unable to finance heavy debt loads, and inflationary pressures in China kindled fears that potential remedial measures might constrain a key engine of global growth. The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals, and most states—including Massachusetts—continued to struggle with declining tax revenues. Consequently,

12

investor sentiment generally deteriorated over the reporting period’s second half, and the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Although these developments caused some segments of the taxable bond market to decline, municipal bonds held up relatively well as a result of positive supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bonds program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period.

Fund Participated to a Degree in Market Rally

In this environment, we maintained a slight bias toward higher-rated municipal bonds in the “single-A” through “triple-A” categories. Conversely, the fund held relatively light exposure to bonds rated “triple-B.” This defensive investment posture dampened the fund’s performance compared to its benchmark. Although the fund received strong contributions to performance from bonds backed by health care facilities, an underweighted position in the market sector limited their impact.

We set the fund’s average duration in a range that was shorter than the benchmark.We achieved this position by focusing on securities in the one- to three-year maturity range, while deemphasizing those in the seven- to 10-year range. This positioning detracted mildly from the fund’s relative performance over the reporting period.

Maintaining a Defensive Posture

We believe demand for municipal bonds seems likely to stay robust as investors grow increasingly concerned about potential income tax increases on the local, state and federal levels. In addition, the Build America Bonds program may be extended into next year. However, like other states, Massachusetts remains under pressure, a situation that is not likely to be resolved anytime soon. Consequently, we generally have maintained a defensive investment posture, including a bias toward higher-rated securities and a relative short average duration.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
[2]	SOURCE: MORNINGSTAR. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The BofA Merrill Lynch
2-17Year Municipal Bond Index is an unmanaged total return
performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 13

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Massachusetts Intermediate Municipal Bond Fund Class M shares, Investor shares and Dreyfus Premier shares and the BofA Merrill Lynch 2-17 Year Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Class M shares	7.75%	4.79%	4.98%
Investor shares	7.49%	4.54%	4.71%
Dreyfus Premier shares
with applicable redemption ††	3.94%	3.84%	4.42%
without redemption	6.94%	4.02%	4.42%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	8.90%	5.50%	5.89%

† Source : Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares, Investor shares and Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (the “BNY Mellon Massachusetts Fund”) on 8/31/00 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal
Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited
Term Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the BNY Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations. The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s
Class R shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund and the performance of the BNY Mellon Massachusetts Fund’s
Class M shares thereafter.
The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund, and the performance of the BNY Mellon Massachusetts Fund’s Investor shares thereafter.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.These factors can contribute to the Index outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses and is not limited to investments principally in
Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Performance for Dreyfus Premier shares assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 7.45%, and Investor shares produced a total return of 7.17%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 8.90% for the same period.2

Despite ongoing fiscal pressures affecting New York and its municipalities, New York municipal bonds generally fared well over the reporting period amid robust demand for a limited supply of securities. The fund produced returns that were lower than its benchmark, primarily due to a relatively defensive investment posture.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Factors Supported Municipal Bonds

An improving U.S. economy bolstered confidence among consumers, businesses and investors early in the reporting period as manufacturing activity improved and corporations posted better-than-expected financial results. However, in May 2010 certain European nations found themselves unable to finance heavy debt loads, and inflationary pressures in China kindled fears that potential remedial measures might constrain a key engine of global growth.The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals regarding the strength of the domestic recovery, and most states- including New York—continued to struggle with declining tax revenues. Consequently, investor sentiment generally deteriorated over the reporting period’s second half, and the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Although these developments caused some segments of the taxable bond market to decline over the reporting period’s second half, municipal bonds held up relatively well as a result of positive supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bonds program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, demand intensified as investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period.

Fund Participated to a Degree in Market Rally

In this environment, we maintained a slight bias toward higher-rated municipal bonds in the “single-A” through “triple-A” categories. Conversely, the fund held no exposure to bonds rated “triple-B” or lower. This relatively defensive investment posture dampened the fund’s relative performance. Although the fund received strong contributions to performance from bonds backed by revenues from health care facilities, an underweighted position in the market sector limited their impact on overall results.

We set the fund’s average duration in a range that was shorter than the benchmark.We achieved this position by focusing on securities in the one- to three- year maturity range, while deemphasizing those in the seven-to 10- year range. This positioning detracted mildly from the fund’s relative performance over the reporting period.

Maintaining a Defensive Posture

We believe demand for municipal bonds seems likely to stay robust as investors grow increasingly concerned about potential income tax increases on the local, state and federal levels. In addition, the Build America Bonds program may be extended into next year. However, New York’s state and local governments remain under pressure, a situation that is not likely to be resolved anytime soon. Consequently, we generally have maintained a defensive investment posture, including a bias toward higher-rated securities and a relative short average duration.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: MORNINGSTAR. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The BofA Merrill Lynch
2-17Year Municipal Bond Index is an unmanaged total return
performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

16

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon New York Intermediate Tax-Exempt Bond Fund, Class M shares and Investor shares and the BofA Merrill Lynch 2-17 Year Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Class M shares	7.45%	4.89%	4.93%
Investor shares	7.17%	4.65%	4.67%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	8.90%	5.50%	5.89%

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
8/31/00 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton NewYork Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon
NewYork Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-
Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter.The performance figures for
Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon NewYork Intermediate
Tax-Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is not limited to investments principally in NewYork municipal obligations.The Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 12.38%, and Investor shares returned 12.19%.1 In comparison, the Barclays Capital Municipal Bond Index (the“Index”), the fund’s benchmark, achieved a total return of 9.78% for the same period.2

Despite renewed economic concerns and ongoing fiscal pressures affecting many states and municipalities, municipal bonds generally fared well over the reporting period amid robust demand for a limited supply of securities.The fund produced returns that were higher than its benchmark, primarily due to a bias toward lower-rated securities that fared particularly well in a rallying market environment.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Supply-and-Demand Factors Supported Municipal Bonds

An improving U.S. economy bolstered confidence among consumers, businesses and investors early in the reporting period as manufacturing activity increased and corporations posted better-than-expected financial results. However, in May 2010 a number of developments called the recovery into question. Certain European nations found themselves unable to finance heavy debt loads, requiring intervention from the International Monetary Fund and the European Union. Meanwhile, inflationary pressures in China kindled fears that higher interest rates and other remedial measures might constrain a key engine of global economic growth. In the United States, employment and housing data sent mixed signals regarding the strength of the domestic recovery, and most states continued to struggle with declining tax revenues and intensifying demand for services. Consequently, investor sentiment generally deteriorated in the spring and summer, and the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Although these developments caused some segments of the taxable bond market to decline over the reporting period’s second half, municipal bonds held up relatively

18

well as a result of positive supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bonds program, part of the federal stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as individual and institutional investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond prices trended higher, on average, over the reporting period, and lower-rated municipal bonds outperformed their higher-quality counterparts as investors reached for attractive yields.

Fund Participated Fully in Market Rally

In this environment, we maintained a bias toward lower-rated municipal bonds that our analysts determined to be fundamentally sound, including overweighted positions in bonds backed by revenues from health care facilities and other projects. Conversely, the fund held relatively light exposure to bonds in the higher credit-rating tiers.This constructive investment posture helped bolster the fund’s relative performance.

We generally set the fund’s average duration in a range that was in line with the benchmark, but we made frequent tactical adjustments in response to changes in relative values along the market’s maturity range. In addition, we employed futures contracts to establish the fund’s duration positions and hedge against unexpected changes in interest-rate movements. These strategies also contributed positively to the fund’s relative performance.

Maintaining a Constructive Investment Posture

Although state and local governments remain under pressure, we are optimistic regarding the municipal bond market’s long-term prospects. Although economic growth has slowed, the recovery has remained intact.We believe demand for municipal bonds seems likely to stay robust as investors grow increasingly concerned about potential income tax increases on the state and federal levels. In addition, the Build America Bonds program may be extended into next year, effectively limiting the supply of newly issued municipal bonds. Consequently, we generally have maintained a constructive investment posture, including a tilt toward lower-rated securities.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2009, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 19

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Municipal Opportunities Fund Class M shares and Investor shares and the Barclays Capital Municipal Bond Index

Average Annual Total Returns as of 8/31/10
	Inception		From
	Date	1 Year	Inception
Class M shares	10/15/08	12.38%	20.61%
Investor shares	10/15/08	12.19%	20.36%
Barclays Capital Municipal Bond Index	9/30/08	9.78%	10.79%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08
(inception date) to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. For comparative purposes, the value of the
Index on 9/30/08 is used as the beginning value on 10/15/08.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Expense section of the prospectus and elsewhere in this report.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.58	$ 3.86	$ 6.43
Ending value (after expenses)	$1,045.70	$1,044.40	$1,041.80
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.54	$ 3.90	—
Ending value (after expenses)	$1,011.80	$1,011.30	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.40	$ 4.73	—
Ending value (after expenses)	$1,042.90	$1,041.60	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.68	$ 3.97	$ 6.53
Ending value (after expenses)	$1,045.00	$1,043.70	$1,040.20
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.03	$ 4.32	—
Ending value (after expenses)	$1,040.30	$1,039.90	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.58	$ 4.83	—
Ending value (after expenses)	$1,060.90	$1,060.40	—

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .50% for Class M and .77% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .92% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .52% for Class M, .77% for
Investor shares and 1.27% for Dreyfus Premier shares, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M, .84% for Investor shares and BNY
Mellon Municipal Opportunities Fund .69% for Class M and .93% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

The Funds 21

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.82	$ 6.36
Ending value (after expenses)	$1,022.68	$1,021.42	$1,018.90
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.92	—
Ending value (after expenses)	$1,022.68	$1,021.32	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.36	$ 4.69	—
Ending value (after expenses)	$1,021.88	$1,020.57	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.65	$ 3.92	$ 6.46
Ending value (after expenses)	$1,022.58	$1,021.32	$1,018.80
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.01	$ 4.28	—
Ending value (after expenses)	$1,022.23	$1,020.97	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.52	$ 4.74	—
Ending value (after expenses)	$1,021.73	$1,020.52	—

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .50% for Class M and .77% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .66% for Class M and .92% for Investor shares, BNY Mellon Massachusetts Intermediate Municipal Bond Fund .52% for Class M, .77% for Investor
shares and 1.27% for Dreyfus Premier shares, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M, .84% for Investor shares and BNY Mellon
Municipal Opportunities Bond Fund .69% for Class M and .93% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—94.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.7%
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,280,700
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,109,188
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,439,582
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,500,000	12,879,270
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; National
Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,539,570
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; National
Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,889,325
Alaska—.1%
Anchorage, Electric Utility Revenue
(Insured; National Public Finance Guarantee Corp.)	8.00	12/1/10	1,000,000	1,018,130
Arizona—2.5%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,953,000
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,172,180
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,277,925
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,661,600
Paradise Valley Unified School District Number 69 of Maricopa
County, GO (Insured; National Public Finance Guarantee Corp.)	7.00	7/1/11	1,905,000	2,004,936
Phoenix, GO	6.25	7/1/16	1,250,000	1,580,813
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,713,880
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	3,060,000	3,166,763
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare) (Prerefunded)	5.70	12/1/11	1,000,000 [a]	1,076,690
Scottsdale Unified School District Number 48 of
Maricopa County, School Improvement Bonds	6.60	7/1/12	1,250,000	1,389,138
Tucson, GO	5.00	7/1/12	1,265,000	1,371,538
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,462,275
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,537,500
California—14.8%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,220,000 [b]	1,210,935
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [c]	4,444,450
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,365,743
California, Economic Recovery Bonds (Prerefunded)	5.00	7/1/14	2,050,000 [a]	2,389,172

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California, GO	5.00	11/1/12	345,000	361,077
California, GO	5.50	6/1/20	270,000	270,994
California, GO	5.25	11/1/26	10,500,000	11,256,840
California, GO	5.50	11/1/33	3,900,000	4,037,514
California, GO (Prerefunded)	5.00	11/1/11	655,000 [a]	691,759
California, GO (Various Purpose)	6.00	3/1/33	10,000,000	11,419,200
California, GO (Various Purpose)	6.50	4/1/33	3,000,000	3,522,360
California, GO (Various Purpose)	6.00	4/1/38	6,000,000	6,700,320
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000 [a]	2,098,695
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,520,000	2,282,994
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [c]	1,122,775
California Department of Water Resources, Power Supply Revenue	5.00	5/1/19	20,000,000	24,399,800
California Department of Water Resources, Power Supply Revenue	5.00	5/1/20	15,000,000	18,353,550
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000	5,987,550
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	10,000,000	11,474,600
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	2,500,000	2,767,600
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	10,119,845
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,667,320
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,500,000	4,065,005
California Infrastructure and Economic Development Bank,
Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,709,550
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.00	2/1/30	8,000,000	8,614,720
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.50	10/1/22	3,990,000	4,111,535
California State Public Works Board, LR
(Department of General Services) (Capitol East
End Complex—Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,156,900
California State Public Works Board, LR
(Department of Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000	1,524,630
California Statewide Communities Development Authority,
Insured Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,940,000	4,194,682
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	6,011,250

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities Development Authority,
Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,946,573
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	590,236
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	10,280,000	9,309,876
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	4,200,000	3,514,686
Kern High School District, GO (Insured;
National Public Finance Guarantee Corp.)	6.40	2/1/12	2,750,000	2,864,840
Los Angeles Department of Water and Power,
Power System Revenue	5.00	7/1/30	7,500,000	7,933,575
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,655,289
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,452,320
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000 [d]	1,052,880
Newport Beach, Revenue
(Hoag Memorial Hospital Presbyterian)	5.00	2/7/13	5,000,000	5,462,750
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,637,145
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/36	11,100,000 [d]	2,484,402
Sacramento County Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,292,020
Sacramento County Water Financing Authority,
Revenue (Sacramento County Water Agency
Zones 40 and 41 Water System Project)
(Insured; National Public Finance Guarantee Corp.)	0.94	6/1/34	8,000,000 [e]	5,186,960
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	390,000	410,303
Sacramento Municipal Utility District, Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/13	3,530,000	3,939,056
San Francisco City and County Public Utilities
Commission, San Francisco Water Revenue	5.00	11/1/26	5,000,000	5,742,050
Santa Barbara Financing Authority, Revenue (Airport Project)	5.00	7/1/39	3,000,000	3,120,360
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	1,000,000	1,008,270
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/13	3,010,000	3,347,120
Southern California Public Power Authority, Power Project Revenue
(San Juan Unit 3) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/14	2,000,000	2,306,060
Southern California Public Power Authority,
Revenue (Windy Point/Windy Flats Project)	5.00	7/1/30	8,000,000 [f]	8,812,240
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	441,603

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado—4.3%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,338,580
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,821,968
Colorado Health Facilities Authority,
Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,294,550
Colorado Housing and Finance Authority, SFMR	4.90	11/1/11	1,210,000	1,247,183
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.75	4/1/15	50,000	50,916
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.05	10/1/16	60,000	64,252
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.70	10/1/16	25,000	26,125
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	6.75	10/1/21	145,000	159,815
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	7.15	10/1/30	35,000	35,754
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp.
and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	4,978,756
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/16	3,565,000 [c]	3,876,046
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000	5,410,800
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/17	3,500,000 [c]	3,819,340
Jefferson County School District, GO
(Insured; National Public Finance Guarantee Corp.)	6.50	12/15/10	1,500,000	1,526,550
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.45	6/15/16	7,690,000 [a,c]	8,836,271
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	7,345,000 [a,c]	8,525,562
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0/5.55	6/15/16	10,960,000 [a,c]	12,644,881
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	3,120,000	3,443,170
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	5,190,648
University of Colorado Regents, Enterprise System Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	4.75	6/1/12	2,000,000 [a]	2,154,420
University of Colorado Regents, Participation Interest (Sempra
Energy Colorado, Inc., Lease, Development and Operating
Agreement) (Insured; National Public Finance Guarantee Corp.)	6.00	12/1/22	5,000,000	5,165,300

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut—.4%
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,861,830
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,460,579
Connecticut Health and Educational Facilities Authority,
Revenue (Stamford Hospital Issue)	5.00	7/1/30	3,150,000	3,281,481
District of Columbia—.6%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	2.00	6/1/16	5,000,000 [e]	4,841,800
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/12	2,470,000	2,478,423
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.75	10/1/14	2,270,000	2,478,658
Florida—7.1%
Citizens Property Insurance Corporation, High-Risk Account Senior
Secured Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/15	15,000,000	16,309,200
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,918,748
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,881,575
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/11	5,000,000	5,149,800
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	15,000,000	16,581,600
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	520,000	528,590
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,896,513
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	4,014,643
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,280,000	2,305,673
Lee County, Airport Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.88	10/1/10	3,000,000 [a]	3,041,910
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.00	10/1/10	3,000,000	3,010,140
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	5,000,000	5,291,300
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000 [c]	1,802,800
Miami-Dade County, Water and Sewer System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	15,000,000	15,914,250
Orlando Utilities Commission, Utility System Revenue	2.10	10/1/16	13,400,000 [e]	12,691,676
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,219,575

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000	7,758,599
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000 [b]	5,043,400
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	2,000,000 [b]	1,978,660
Georgia—3.6%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	7,308,480
Burke County Development Authority, PCR (Oglethorpe
Power Corporation Vogtle Project) (Insured;
National Public Finance Guarantee Corp.)	4.75	4/1/11	17,500,000	17,892,525
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	5,000,000	5,028,100
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,068,200
Fulton County, Water and Sewerage Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/35	10,000,000	10,576,100
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,189,372
Georgia, GO	5.40	11/1/10	1,000,000	1,008,630
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000 [g]	798,010
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	6,038,650
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,290,280
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,361,250
Hawaii—.5%
Hawaii Department of Budget and Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	7,000,000	7,799,960
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,515,000 [f]	11,559,455
Illinois—5.6%
Chicago, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	5,000,000	5,609,350
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,288,199
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	9,782,225
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,393,450
DuPage, Cook and Will Counties Community
College District Number 502, GO (Prerefunded)	5.25	6/1/13	5,980,000 [a]	6,756,862
Illinois, GO	5.00	9/1/19	7,500,000	7,963,425
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,184,440
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,635,000

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/22	2,000,000	2,203,520
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/23	5,000,000	5,471,600
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,646,375
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	540,000	556,702
Illinois Housing Development Authority, MFHR
(Lifelink Developments) (Collateralized; GNMA)	4.13	10/20/16	850,000	882,665
Illinois Toll Highway Authority, Toll Highway Senior
Priority Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	15,000,000	16,438,200
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,017,400
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (McCormick
Place Expansion Project) (Insured; AMBAC)	5.25	6/15/27	8,200,000	8,208,692
Regional Transportation Authority, GO
(Insured; National Public Finance Guarantee Corp.)	7.75	6/1/12	1,890,000	2,106,500
Will County School District Number 161, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/23	4,355,000	4,655,103
Indiana—.5%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,172,890
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	650,435
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	761,423
Indiana Municipal Power Agency,
Power Supply System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,214,769
Indiana University Trustees, Student Fee Revenue (Indiana
University) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/11	1,425,000	1,486,959
Iowa—.2%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,048,120
Kansas—.3%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,696,850
Kentucky—.5%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	3,000,000	3,069,270
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,366,688
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	5/15/34	4,000,000	4,231,120

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Louisiana—2.7%
Jefferson Sales Tax District, Special Sales
Tax Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000	5,035,275
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	1.05	6/1/13	5,000,000 [e]	5,022,450
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,394,600
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000	5,707,570
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000	16,648,320
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana Community
and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000	5,726,200
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,184,540
Maine—.5%
Maine Health and Higher Educational
Facilities Authority, Revenue (Insured; AMBAC)	5.00	7/1/31	5,000,000	5,289,550
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000	2,497,457
Maine Housing Authority, Mortgage Purchase Bonds	5.30	11/15/23	715,000	724,946
Maryland—.2%
University System of Maryland, Auxiliary Facility
and Tuition Revenue (Prerefunded)	5.00	4/1/13	2,405,000 [a]	2,688,044
Massachusetts—3.3%
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,155,000	2,517,859
Massachusetts, Consolidated Loan
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000	4,209,103
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	3,085,000	3,305,238
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	5,109,050
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	3,500,000	3,520,510
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,498,140
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,866,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,736,835
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	350,742
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4 Issue)
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,118,900
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000	7,039,080

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	15,000,000	16,250,250
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000	320,103
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000	381,516
Michigan—1.3%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	8,156,610
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.25	10/1/18	2,000,000	2,088,400
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,227,150
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,205,670
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	4,945,000	4,362,034
Minnesota—1.4%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	13,920,000
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,615,367
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	7,245,189
Mississippi—.2%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	2,065,000	2,125,670
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	480,300
Missouri—.3%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000	2,195,740
Missouri Environmental Improvement and Energy Resource Authority,
Water PCR (State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000	1,469,525
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	620,000	628,705
Nebraska—.2%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	1,060,000	1,078,444
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	5.25	9/1/22	615,000	623,309
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000	1,295,130
Omaha Public Power District, Electric Revenue	7.63	2/1/12	935,000	992,166
Nevada—1.7%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	15,000,000	16,187,250
Clark County School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/20	10,000,000	11,657,400

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Hampshire—.1%
Nashua, Capital Improvement Bonds (Prerefunded)	5.50	7/15/12	560,000 [a]	614,146
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000	1,105,270
New Jersey—3.6%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000	1,211,490
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/17	2,500,000	3,059,925
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/18	5,000,000	6,021,300
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/19	5,000,000	6,021,300
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	5,000,000	6,018,550
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,641,384
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/24	3,000,000	2,998,860
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,274,060
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,137,030
New Jersey Educational Facilities Authority, Revenue
(Rowan University Issue) (Insured; FGIC) (Prerefunded)	5.25	7/1/11	100,000 [a]	105,179
New Jersey Educational Facilities Authority, Revenue
(Rowan University Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	6/30/13	900,000	940,149
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000	4,414,725
New Jersey Transit Corporation, COP (Federal Transit
Administration Grants) (Insured; AMBAC) (Prerefunded)	6.00	9/15/10	2,000,000 [a]	2,004,520
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000 [d]	3,764,200
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	15,000,000 [d]	5,262,300
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	1,000,000	1,093,790
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	8,945,000	8,438,534
New Mexico—.1%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,142,240
New York—7.3%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,074,410
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/11	950,000	993,956
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	1,047,745

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,097,791
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,143,030
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,173,506
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,417,400
Metropolitan Transportation Authority, Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,004,330
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000	3,140,755
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,835,900
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,841,655
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [d]	997,500
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	14,414,880
Monroe County, Public Improvement GO	6.00	6/1/11	115,000	116,512
New York City, GO	5.75	8/1/13	215,000	217,614
New York City, GO	5.13	12/1/24	10,000,000	11,547,500
New York City, GO	5.13	12/1/25	10,000,000	11,462,600
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue	5.00	6/15/29	5,000,000	5,415,550
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	3,500,000	3,989,965
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	11/15/21	1,050,000	1,151,031
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [h]	3,164,010
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	1,099,560
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	1,370,000	1,435,815
New York State Dormitory Authority, Revenue
(Consolidated City University System)
(Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000	237,702
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	3,800,000	4,082,340
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.00	10/1/18	1,500,000	1,516,815
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,000,000 [a]	2,205,080
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,849,700
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,909,750
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,722,250
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000	3,273,210

The Funds 33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000	4,986,585
New York State Urban Development Corporation,
Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,074,550
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,513,500
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	2,000,000	2,139,160
North Carolina—3.9%
Charlotte, GO	5.00	4/1/13	1,000,000	1,119,200
Concord, COP (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/11	1,000,000	1,035,450
Durham County, Public Improvement GO (Prerefunded)	5.00	4/1/12	2,000,000 [a]	2,149,860
Guilford County, Public Improvement GO (Prerefunded)	5.10	10/1/10	1,500,000 [a]	1,536,165
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,633,125
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,050,000	9,609,124
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000	5,689,550
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	18,000,000	19,502,820
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	1/1/25	4,075,000	5,053,408
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.50	1/1/13	4,055,000	4,304,991
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.00	1/1/24	5,500,000	6,104,175
Wake County, LOR	5.00	1/1/24	5,955,000	7,021,600
Ohio—1.1%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	502,155
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	2,265,000	2,535,237
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/17	3,900,000	4,350,957
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	5.75	1/1/24	4,000,000	4,389,000
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,560,511
Ohio, Revitalization Project Revenue (Insured; AMBAC)	5.00	10/1/11	1,300,000	1,360,801
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	930,000	981,317
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	979,686

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oregon—.2%
Eagle Point School District Number 9, GO (Prerefunded)	5.63	6/15/11	1,500,000 [a]	1,564,170
Portland, Convention Center Urban Renewal and
Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,165,272
Pennsylvania—1.1%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,869,982
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,864,000
Philadelphia School District, GO	5.00	9/1/13	5,000,000	5,527,000
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,393,819
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,049,220
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,532,440
Rhode Island—.1%
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility
Revenue (Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	843,741
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility
Revenue (Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	262,323
South Carolina—2.9%
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,113,900
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,654,570
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	1,051,300
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow) (Prerefunded)	5.88	12/1/12	3,000,000 [a]	3,393,960
Horry County School District, GO (Insured; South Carolina
State Department of Education) (Prerefunded)	5.38	3/1/12	5,030,000 [a]	5,413,185
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	1,064,940
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/18	15,080,000	17,410,916
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,255,713
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.13	3/1/26	950,000	1,002,279
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.25	3/1/27	3,130,000	3,309,255
Texas—8.2%
Austin, Public Improvement Bonds (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	9/1/12	3,000,000 [a]	3,277,650

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Improvement
Bonds (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	1,000,000	1,010,440
Dallas, GO	5.00	2/15/27	2,500,000	2,807,800
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,156,930
Harris County, Toll Road Senior Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	12,735,000	13,457,966
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/25	4,000,000	4,451,720
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	16,587,436
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	5,841,800
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	6,000,000	6,574,440
Houston, Combined Utility System
First Lien Revenue (Insured; AMBAC)	5.00	5/15/11	11,000,000	11,317,130
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	6,060,800
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000 [d]	1,353,672
Klein Independent School District, Unlimited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.00	8/1/12	1,575,000 [a]	1,714,482
Lower Colorado River Authority, Junior Lien
Revenue (Seventh Supplemental Series)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,323,104
Plano Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.00	2/15/12	3,000,000 [a]	3,205,530
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000 [d]	3,109,681
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	5,993,250
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/25	10,000,000	11,374,600
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/19	90,000	94,019
Socorro Independent School District, Unlimited Tax
School Building Bonds (Permanent School Fund
Guarantee Program) (Prerefunded)	5.38	8/15/11	1,560,000 [a]	1,636,955
Southwest Higher Educational Authority Inc.,
Higher Educational Revenue (Southern Methodist
University Project) (Insured; AMBAC) (Prerefunded)	5.50	10/1/12	1,000,000 [a]	1,106,250
Texas A&M University System Board of Regents,
Financing System Revenue	5.38	5/15/15	810,000	835,855
Texas Department of Housing and Community Affairs, SFMR
(Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	1,000,000	1,015,370
Texas Municipal Power Agency, Revenue (Insured;
National Public Finance Guarantee Corp.)	4.40	9/1/11	405,000	405,000

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority, GO	5.00	10/1/25	7,500,000	8,900,775
Texas Tech University System Board of Regents,
Finance System and Improvement Revenue (Insured; AMBAC)	5.00	2/15/12	2,000,000	2,134,300
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	17,528,700
Texas Water Development Board, State
Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	4,500,000	5,131,170
Vermont—.3%
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/11	2,000,000	2,087,140
Burlington, Electric Revenue (Insured;
National Public Finance Guarantee Corp.)	6.25	7/1/12	2,500,000	2,734,425
Vermont Housing Finance Agency, SFHR
(Insured; Assured Guaranty Municipal Corp.)	4.85	5/1/11	545,000	547,480
Virginia—.2%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	2,500,000	2,564,925
Newport News Industrial Development Authority, IDR
(Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,000,000
Washington—1.8%
Energy Northwest, Electric Revenue (Project Number 1)
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,000,000	1,092,670
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	6,169,950
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.50	6/1/39	5,000,000	5,414,400
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,013,200
Tumwater Office Properties, LR (Washington State Office Building)	5.00	7/1/28	16,230,000	16,944,282
West Virginia—.5%
Monongalia County Building Commission,
HR (Monongalia General Hospital)	5.25	7/1/20	3,630,000	3,820,902
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,074,400
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,793,440
Wisconsin—1.9%
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	9,500,000	10,965,945
Wisconsin, GO	5.00	5/1/20	5,800,000	6,888,022
Wisconsin, Transportation Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	11,825,000	13,492,325
U.S. Related—6.3%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,081,860
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	950,000	987,497

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,536,892
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/17	5,000,000	5,664,650
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	5,768,650
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/19	2,000,000	2,310,720
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	5,607,450
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/15	2,000,000	2,278,280
Puerto Rico Electric Power Authority,
Power Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,328,208
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,660,600
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,354,840
Puerto Rico Housing Finance Authority,
Capital Fund Program Revenue (Puerto Rico
Public Housing Administration Projects)	5.00	12/1/11	580,000	613,443
Puerto Rico Housing Finance Authority,
Capital Fund Program Revenue (Puerto Rico
Public Housing Administration Projects)	5.00	12/1/11	420,000	440,790
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,107,860
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,105,913
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	6,042
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	6,149
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,228,315
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,200,620
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	6,301
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000 [c]	9,505,760
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000 [c]	1,754,375
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	3,000,000 [d]	721,170
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	10,000,000 [d]	2,101,800
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/39	10,000,000	11,070,700
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	17,500,000	19,220,950
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000	2,844,125
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Matching Fund Loan Note)	5.00	10/1/29	5,000,000	5,163,800
Total Long-Term Municipal Investments
(cost $1,477,629,938)				1,585,245,990

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—5.5%	Rate (%)	Date	Amount ($)	Value ($)
California—.4%
California Infrastructure and Economic Development Bank, Revenue
(Jewish Community Center of San Francisco) (LOC; Bank of America)	0.23	9/1/10	7,000,000 [i]	7,000,000
Colorado—.4%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.26	9/1/10	600,000 [i]	600,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.26	9/1/10	1,000,000 [i]	1,000,000
Colorado Educational and Cultural Facilities Authority, Revenue (National
Jewish Federation Bond Program) (LOC; Northern Trust Company)	0.26	9/1/10	200,000 [i]	200,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.26	9/1/10	2,400,000 [i]	2,400,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.27	9/1/10	2,600,000 [i]	2,600,000
District of Columbia—.1%
District of Columbia, Revenue, Refunding
(American University Issue) (LOC; Bank of America)	0.25	9/1/10	1,500,000 [i]	1,500,000
Florida—.7%
Jacksonville Economic Development Commission, HR (Shands
Jacksonville Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.25	9/1/10	2,505,000 [i]	2,505,000
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.35	9/1/10	8,900,000 [i]	8,900,000
Illinois—.5%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.28	9/1/10	7,575,000 [i]	7,575,000
Iowa—.6%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; Allied Irish Banks)	0.25	9/1/10	2,300,000 [i]	2,300,000
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project) (LOC; Allied Irish Banks)	0.27	9/1/10	7,000,000 [i]	7,000,000
Iowa Higher Education Loan Authority, Private College
Faciliity Revenue, Refunding (Des Moines
University Project) (LOC; Allied Irish Banks)	2.75	9/1/10	1,330,000 [i]	1,330,000
Kentucky—.1%
Lexington-Fayette Urban County Airport Board, General
Airport Revenue, Refunding (LOC; JPMorgan Chase Bank)	0.25	9/1/10	1,440,000 [i]	1,440,000
Massachusetts—1.2%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.31	9/1/10	5,600,000 [i]	5,600,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	0.20	9/1/10	4,300,000 [i]	4,300,000
Massachusetts Water Resources Authority, Multi-Modal
Subordinated General Revenue, Refunding
(LOC; Landesbank Baden-Wurttemberg)	0.25	9/1/10	5,550,000 [i]	5,550,000

The Funds 39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Resources Authority, Multi-Modal
Subordinated General Revenue, Refunding
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.28	9/1/10	5,190,000 [i]	5,190,000
Montana—.4%
Forsyth, PCR, Refunding (PacifiCorp Project)
(LOC; Rabobank Nederland)	0.28	9/1/10	1,700,000 [i]	1,700,000
Montana Board of Regents of Higher Education, Facilities Improvement
Revenue (Montana State University) (LOC; Wells Fargo Bank)	0.25	9/1/10	4,600,000 [i]	4,600,000
New York—.1%
New York City, GO Notes (Liquidity Facility; Allied Irish Banks)	0.60	9/1/10	1,000,000 [i]	1,000,000
Ohio—.0%
Ohio Water Development Authority, PCR, Refunding (FirstEnergy
Nuclear Generation Corporation Project) (LOC; Wells Fargo Bank)	0.25	9/1/10	500,000 [i]	500,000
Oregon—.3%
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	1.15	9/1/10	4,485,000 [i]	4,485,000
Pennsylvania—.6%
Beaver County Industrial Development Authority, PCR
(FirstEnergy Nuclear Generation Corporation
Project) (LOC; Barclays Bank PLC)	0.25	9/1/10	2,700,000 [i]	2,700,000
Lancaster County Hospital Authority, Health
System Revenue (The Lancaster General
Hospital Refunding Project) (LOC; Bank of America)	0.29	9/1/10	7,300,000 [i]	7,300,000
Tennessee—.1%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.27	9/1/10	1,700,000 [i]	1,700,000
Virginia—.0%
Peninsula Ports Authority of Virginia, Coal Terminal
Revenue, Refunding (Dominion Terminal
Associates Project) (LOC; Barclays Bank PLC)	0.26	9/1/10	500,000 [i]	500,000
Total Short-Term Municipal Investments
(cost $91,475,000)				91,475,000

Total Investments (cost $1,569,104,938)			100.3%	1,676,720,990
Liabilities, Less Cash and Receivables			(.3%)	(4,666,091)
Net Assets			100.0%	1,672,054,899

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a market value of $8,232,995 or 0.5% of net assets.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate security—interest rate subject to periodic change.
f Purchased on a delayed delivery basis.
g Non-income producing—security in default.
[h] Subject to interest rate change on November 1, 2011.
i Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

40

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	31.4
AA		Aa		AA	35.4
A		A		A	20.7
BBB		Baa		BBB	6.6
BB		Ba		BB	.2
F1		MIG1/P1		SP1/A1	5.4
Not Rated[j]		Not Rated[j]		Not Rated[j]	.3
100.0

† Based on total investments.
j Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 41

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—91.2%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,369,931
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	2,866,920
Alaska—.6%
Alaska Industrial Development and Export
Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,691,182
Fairbanks North Star Borough, GO	5.00	11/1/14	2,210,000	2,589,214
North Slope Borough, GO	5.00	6/30/12	1,000,000	1,079,140
Arizona—3.8%
Arizona Health Facilities Authority, Health
Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	4,000,000	4,208,880
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,727,350
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,377,586
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	9,950,000	11,101,414
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,511,573
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,248,620
Salt River Project Agricultural Improvement and Power
District, Salt River Project Electric System Revenue	5.00	1/1/11	3,150,000	3,200,180
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,386,130
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,000,000	5,768,750
California—5.5%
California, Economic Recovery Bonds	5.00	1/1/11	1,775,000	1,802,921
California, Economic Recovery Bonds	2.50	7/1/12	2,000,000	2,075,320
California, GO (Various Purpose)	5.00	9/1/12	3,220,000	3,479,146
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,068,260
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	1,500,000	1,589,220
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	3,000,000	3,178,440
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,076,460
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	2.25	4/2/12	2,500,000	2,567,375
California Statewide Communities Development Authority,
MFHR (Clara Park / Cypress Sunrise / Wysong Plaza
Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,155,000	1,232,200
California Statewide Communities Development Authority,
PCR (Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,073,010
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/13	5,000,000	5,466,400

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	13,000,000	14,319,760
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,021,703
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	6/1/11	4,415,000	4,551,379
Los Angeles County Capital Asset Leasing
Corporation, LR (LAC-CAL Equipment Program)	5.00	12/1/11	3,105,000	3,262,734
Mount San Antonio Community College District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/15	2,000,000	2,146,600
Newport Beach, Revenue
(Hoag Memorial Hospital Presbyterian)	4.00	2/8/11	2,500,000	2,535,650
Sacramento County Sanitation Districts Financing
Authority, Revenue (Sacramento Regional County
Sanitation District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000 [a]	1,172,810
San Bernardino County, Transportation
Authority, Sales Tax Revenue Notes	5.00	5/1/12	1,500,000	1,604,730
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	4.00	1/1/13	1,000,000	1,068,650
Colorado—1.7%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	614,214
Colorado Department of Transportation, Transportation
RAN (Insured; National Public Finance Guarantee Corp.)	5.50	6/15/11	6,300,000	6,559,308
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000	5,573,950
Denver City and County, Airport System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	11/15/15	5,000,000	5,242,250
Connecticut—2.6%
Connecticut, GO (Economic Recovery)	5.00	1/1/13	10,000,000	11,066,000
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000	11,452,341
Connecticut, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	11/15/11	2,000,000	2,125,680
Connecticut Health and Educational Facilities Authority,
Revenue (Ascension Health Credit Group)	3.50	2/1/12	1,445,000	1,496,904
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue) (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/12	1,190,000	1,278,500
Delaware—.2%
University of Delaware, Revenue	2.00	6/1/11	1,675,000	1,688,869
Florida—6.1%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000	10,555,700
Clearwater, Water and Sewer Revenue	5.00	12/1/10	1,000,000	1,010,980
Clearwater, Water and Sewer Revenue	5.00	12/1/11	1,000,000	1,053,760
Escambia County, SWDR (Gulf Power Company Project)	2.00	4/3/12	2,500,000	2,521,425

The Funds 43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	1,100,000	1,185,789
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/13	6,100,000	6,808,942
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/16	3,250,000	3,494,985
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	2,038,196
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000	4,386,180
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,054,400
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000	5,797,150
Florida State Board of Education, Public Education Capital Outlay
Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,375,930
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000	1,145,170
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,573,039
Miami-Dade County School Board, COP (Master Lease
Purchase Agreement) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	5/1/11	1,885,000 [a]	1,961,908
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,145,700
Palm Beach County School Board, COP (Master
Lease Purchase Agreement) (Insured; AMBAC)	5.25	8/1/11	1,000,000	1,040,170
Palm Beach County School Board, COP (Master
Lease Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,200,000	2,280,520
Georgia—3.9%
Atlanta, Airport General Revenue (Insured;
National Public Finance Guarantee Corp.)	5.88	1/1/17	1,000,000	1,014,090
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	6.50	4/1/11	2,000,000	2,062,000
Forsyth County, GO	5.00	3/1/12	2,000,000	2,142,400
Georgia, GO	5.00	5/1/12	1,270,000	1,369,860
Georgia, GO	4.50	12/1/12	3,125,000	3,417,812
Georgia, GO	4.00	7/1/13	5,000,000	5,505,850
Georgia, GO (Prerefunded)	5.00	8/1/12	5,000,000 [a]	5,445,850
Gwinnett County School District, GO	5.00	2/1/11	1,000,000	1,019,870
Gwinnett County School District, GO	5.00	2/1/13	3,000,000	3,335,640
Henry County, GO	5.00	7/1/11	2,500,000	2,598,900
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/11	5,000,000	5,091,800
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/12	5,790,000	6,095,017
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/13	2,000,000 [a]	2,212,200

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Hawaii—1.6%
Hawaii, GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.25	7/1/12	10,850,000 [a]	11,830,080
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/11	1,000,000	1,048,020
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/12	1,000,000	1,096,330
Honolulu City and County, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/14	3,000,000	3,486,450
Idaho—.2%
University of Idaho Regents, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	4.38	4/1/11	2,500,000	2,549,900
Illinois—3.7%
Chicago, GO (Project and Refunding Series)
(Insured; National Public Finance Guarantee Corp.)	5.25	1/1/12	2,035,000	2,169,636
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,750,000 [a]	1,856,120
Chicago, Senior Lien Water Revenue (Insured; AMBAC) (Prerefunded)	5.50	11/1/11	1,000,000 [a]	1,060,640
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,296,300
Chicago O’Hare International Airport, Second Lien
Passenger Facility Charge Revenue (Insured; AMBAC)	5.50	1/1/14	1,000,000	1,023,410
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration
Section 5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000	4,288,747
Cook County, GO Capital Equipment Bonds	5.00	11/15/12	1,000,000	1,094,700
Illinois, GO	5.00	1/1/12	1,000,000	1,044,520
Illinois, GO	5.00	1/1/14	13,500,000	14,831,370
Illinois, GO (Fund for Infrastructure, Roads, Schools and
Transit) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/11	2,000,000	2,087,020
Illinois, Sales Tax Revenue (Fund for Infrastructure,
Roads, Schools and Transit) (Prerefunded)	5.50	6/15/11	1,100,000 [a]	1,145,705
Illinois Finance Authority, Revenue (Northwestern Memorial Hospital)	5.00	8/15/11	1,000,000	1,034,770
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,508,700
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project) (Insured;
National Public Finance Guarantee Corp.)	5.75	12/15/14	3,360,000	3,406,637
Indiana—1.0%
Indiana Health and Educational Facility Financing
Authority, HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,015,410
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000 [a]	1,168,590
Purdue University Trustees, Purdue University
Student Facilities System Revenue	5.25	7/1/12	2,000,000	2,178,740
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000	5,895,780

The Funds 45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Iowa—.5%
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	2.10	12/1/11	2,500,000	2,551,025
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000	1,111,830
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	4.00	12/1/14	1,250,000	1,416,575
Kentucky—1.4%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	673,984
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.) (Prerefunded)	6.25	10/1/10	335,000 [a]	340,025
Kentucky Property and Buildings Commission,
Revenue (Project Number 67) (Prerefunded)	5.13	9/1/10	1,500,000 [a]	1,500,000
Kentucky Property and Buildings Commission, Revenue
(Project Number 69) (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/14	1,450,000	1,508,333
Kentucky Property and Buildings Commission,
Revenue (Project Number 72) (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.38	10/1/11	1,550,000 [a]	1,634,924
Kentucky Property and Buildings Commission, Revenue
(Project Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000	9,645,067
Louisiana—.2%
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000 [b]	2,003,860
Maryland—1.3%
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	8/1/12	1,195,000	1,303,386
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	7/15/13	5,000,000	5,657,700
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	3/1/13	4,950,000	5,519,151
Maryland Health and Higher Educational
Facilities Authority, Revenue (The Johns
Hopkins Health System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,046,130
Massachusetts—3.6%
Massachusetts, Consolidated Loan	5.25	8/1/13	1,500,000	1,706,280
Massachusetts, Consolidated Loan
(Insured; Assured Guaranty Municipal Corp.)	5.50	11/1/12	2,000,000	2,220,500
Massachusetts, Consolidated Loan (Insured; FGIC) (Prerefunded)	5.25	11/1/12	2,000,000 [a]	2,195,680
Massachusetts, Consolidated Loan (Insured; XLCA) (Prerefunded)	5.25	11/1/12	15,000,000 [a]	16,467,600
Massachusetts, Federal Highway, GAN
(Insured; Assured Guaranty Municipal Corp.)	5.75	6/15/12	2,000,000	2,030,320
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	4.00	12/1/11	1,725,000	1,790,464
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/10	2,500,000	2,509,100

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.13	2/16/12	1,000,000	1,034,290
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.10	4/19/12	1,000,000	1,044,510
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,496,853
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,818,720
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,156,270
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.00	8/1/12	3,000,000 [a]	3,249,420
Michigan—.4%
Michigan, State Trunk Line Fund Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	11/1/11	4,145,000 [a]	4,385,493
Minnesota—3.3%
Minnesota, GO (Prerefunded)	5.25	11/1/12	13,175,000 [a]	14,554,423
Minnesota, GO (State Trunk Highway Bonds)	5.00	8/1/12	1,720,000	1,874,628
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	12,690,480
Northern Municipal Power Agency, Electric System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/12	2,000,000	2,113,640
Osseo Independent School District Number 279, GO School Building
Bonds (Minnesota School District Credit Enhancement Program)	3.00	2/1/12	3,325,000	3,451,915
Mississippi—.3%
Mississippi, GO	4.00	11/1/11	1,000,000	1,042,790
Mississippi Business Finance Corporation,
SWDR (Waste Management, Inc. Project)	4.40	3/1/11	2,000,000	2,023,140
Missouri—.3%
Rockwood R-6 School District, GO	5.00	2/1/12	1,035,000	1,104,666
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000	1,962,288
Montana—.3%
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured;
National Public Finance Guarantee Corp.)	5.75	5/15/24	3,000,000	3,070,560
Nebraska—.7%
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000	1,432,483
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000	5,781,820
Nevada—2.1%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/12	10,000,000	10,640,700
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000	1,127,990

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nevada (continued)
Clark County School District, Limited Tax GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/11	1,525,000	1,581,532
Clark County School District, Limited Tax GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	6/15/13	5,625,000	6,346,969
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	2/1/13	1,000,000	1,099,310
Las Vegas Valley Water District, GO (Additionally Secured
by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000	512,937
Truckee Meadows Water Authority, Water Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	7/1/11	1,000,000 [a]	1,043,890
New Hampshire—1.1%
Manchester, School Facilities Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000 [a]	5,029,644
New Hampshire Health and Education Facilities
Authority, Revenue (Center for Life Management
Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,425,000	2,462,297
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)	3.50	8/1/12	2,535,000	2,635,462
Portsmouth, GO	5.00	9/15/13	1,000,000	1,102,800
New Jersey—2.6%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.00	6/15/12	2,000,000	2,132,700
New Jersey, GO	5.25	7/1/12	2,000,000	2,174,880
New Jersey, GO	5.00	8/1/13	7,880,000	8,872,880
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,100,769
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.63	6/15/17	110,000	110,066
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	5,000,000	5,200,100
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/12	2,000,000	2,142,520
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/12	2,750,000	3,004,513
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	5.50	6/1/11	1,000,000	1,039,040
New Mexico—1.3%
Albuquerque Bernalillo County Water Utility Authority,
Joint Water and Sewer System Revenue	5.00	7/1/12	3,700,000	4,013,760
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/13	4,940,000	5,554,882
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/11	2,750,000	2,851,695
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,124,470

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—10.7%
Buffalo Fiscal Stability Authority, Sales Tax and State Aid Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/11	3,090,000	3,232,294
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	12,349,306
New York City, GO	5.00	10/1/11	4,250,000	4,466,368
New York City, GO	5.00	8/15/13	5,000,000	5,618,900
New York City, GO	5.00	8/1/14	4,000,000	4,623,200
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,345,000 [c]	3,527,871
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	4,314,177
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	4.00	11/1/11	5,000,000	5,212,350
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	2.75	7/1/12	3,500,000	3,610,635
New York State, GO	3.00	2/1/14	10,000,000	10,774,400
New York State Dormitory Authority, FHA-Insured
Mortgage Hospital Revenue (Albany Medical Center
Hospital) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/11	1,075,000	1,098,037
New York State Dormitory Authority, LR (State
University Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000	1,115,000
New York State Dormitory Authority, Revenue (New York
State Association for Retarded Children, Inc.)
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/12	1,100,000	1,162,491
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000	2,700,300
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.38	6/15/16	5,000,000	5,404,400
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000	5,630,550
New York State Thruway Authority, General Revenue, BAN	4.00	7/15/11	4,000,000	4,123,160
New York State Thruway Authority, Local Highway
and Bridge Service Contract Bonds	5.50	4/1/15	2,675,000	2,869,232
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/11	1,000,000	1,014,720
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	1,055,000	1,134,041
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/16	5,000,000	5,151,900
Triborough Bridge and Tunnel Authority, General Purpose Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/12	1,000,000 [a]	1,063,390

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.13	1/1/12	2,055,000 [a]	2,189,541
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/12	12,325,000	13,246,787
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	3,000,000	3,000,000
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	4.05	9/1/11	3,500,000	3,602,445
Westchester County, GO	3.00	6/1/13	1,350,000	1,448,469
North Carolina—2.8%
Brunswick County, GO	5.00	5/1/13	2,445,000	2,741,970
Forsyth County, GO	3.00	7/1/13	1,495,000 [b]	1,604,613
Mecklenburg County, Public Improvement GO	5.00	3/1/12	5,000,000	5,355,200
North Carolina, GO	5.00	6/1/13	10,000,000	11,261,800
North Carolina, Public Improvement GO (Prerefunded)	5.10	9/1/10	1,000,000 [a]	1,020,000
North Carolina Eastern Municipal
Power Agency, Power System Revenue	5.38	1/1/11	1,000,000	1,015,360
North Carolina Eastern Municipal
Power Agency, Power System Revenue	5.50	1/1/12	3,900,000	4,126,980
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	2,000,000	2,190,840
Ohio—1.3%
American Municipal Power—Ohio, Inc.,
Electricity Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	3,043,830
Cincinnati, Water System Revenue (Prerefunded)	5.00	6/1/11	1,010,000 [a]	1,046,350
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,637,350
Ohio, GO Highway Captial Improvements Bonds
(Full Faith and Credit/Highway User Receipts)	5.25	5/1/12	525,000	568,281
Ohio, Mental Health Capital Facilities Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,230,000	2,485,067
Ohio Water Development Authority, Fresh Water Revenue	5.00	12/1/12	1,905,000	2,100,853
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,314,369
Oklahoma—.6%
Oklahoma Building Bonds Commission, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/15/13	5,460,000 [a]	6,224,400
Oregon—.1%
Oregon Department of Administrative Services, Oregon
Appropriation Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/11	1,140,000	1,193,842
Pennsylvania—6.2%
Allegheny County Airport Authority,
Airport Revenue (Pittsburgh International Airport)	5.00	1/1/13	1,400,000 [b]	1,478,974

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,103,030
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000	3,240,642
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,376,529
Delaware County Industrial Development Authority,
PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	8,936,404
Delaware Valley Regional Finance Authority,
Local Government Revenue	5.50	7/1/12	1,500,000	1,597,080
Montgomery County, GO	5.00	9/15/11	2,155,000	2,261,479
Pennsylvania, GO	5.00	7/15/11	5,000,000	5,206,850
Pennsylvania, GO	5.50	2/1/13	1,100,000	1,234,640
Pennsylvania, GO	5.00	2/15/13	10,000,000	11,120,300
Pennsylvania, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/10	1,055,000	1,059,199
Pennsylvania, GO (Insured; National Public Finance Guarantee Corp.)	5.00	1/1/13	1,950,000	2,158,358
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000 [a]	5,570,100
Pennsylvania Higher Educational Facilities
Authority, Revenue (The University of
Pennsylvania Health System) (Insured; AMBAC)	5.00	8/15/12	6,325,000	6,833,340
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/12	1,500,000	1,622,220
Philadelphia School District, GO	5.00	9/1/11	2,250,000	2,336,738
Philadelphia School District, GO	5.00	9/1/12	5,000,000	5,371,250
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,698,165
South Carolina—.9%
Charleston Educational Excellence Financing Corporation,
Installment Purchase Revenue (Charleston County
School District, South Carolina Project)	5.00	12/1/10	6,000,000	6,071,520
Horry County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	1/1/11	1,660,000	1,686,560
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,262,480
Tennessee—.4%
Memphis Electric System Subordinate Revenue	5.00	12/1/14	4,000,000	4,683,360
Texas—6.6%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,660,665
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/11	1,775,000	1,845,361
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/12	2,220,000	2,370,294
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,722,034

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Dallas Area Rapid Transit, Senior Lien
Sales Tax Revenue (Insured; AMBAC)	5.38	12/1/13	2,135,000	2,255,627
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	6.25	8/15/12	1,905,000 [a]	2,123,084
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	3,889,440
Harris County, GO and Revenue (Prerefunded)	5.00	8/15/12	15,000,000 [a]	16,352,250
Harris County, Unlimited Tax Road Bonds	5.00	10/1/12	1,000,000	1,095,670
Harris County, Unlimited Tax Toll Road and Subordinate Lien Revenue	5.00	8/15/12	2,100,000	2,291,877
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,959,012
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,075,000	1,079,386
Montgomery County, Unlimited Tax Adjustable Rate Road
Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/10	1,050,000	1,050,000
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,211,171
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/12	10,000,000	10,078,900
Pflugerville Independent School District, Unlimited
Tax Bonds (Permanent School Fund Guarantee Program)	4.00	8/15/12	1,940,000	2,076,654
Plano, GO	5.25	9/1/14	1,225,000	1,445,598
Texas, Water Financial Assistance
GO Bonds (Water Infrastructure Fund)	4.00	8/1/11	500,000	517,145
Texas A&M University System Board of
Regents, Financing System Revenue	5.00	5/15/13	1,375,000	1,542,296
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	774,886
University of Texas System Board of Regents,
Financing System Revenue	5.25	8/15/12	4,485,000	4,915,964
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	7,321,695
Utah—1.1%
Salt Lake County, Sales Tax Revenue	5.00	8/1/12	1,000,000	1,089,860
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	2,034,239
Utah, GO	4.00	7/1/13	8,000,000	8,816,560
Virginia—3.1%
Hampton, Public Improvement GO	4.25	1/15/13	4,015,000	4,386,588
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.00	12/1/11	1,500,000	1,567,950
Newport News, GO General Improvement Bonds and GO Water Bonds	5.00	1/15/13	1,000,000	1,109,500

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Richmond, GO Public Improvement
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/16	6,040,000	6,791,859
Virginia Beach, GO Public Improvement	5.00	7/15/11	1,000,000	1,041,580
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/11	2,500,000	2,549,975
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/13	2,000,000	2,222,320
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,997,402
Virginia College Building Authority, Educational
Facilities Revenue (21st Century College
and Equipment Programs) (Prerefunded)	5.00	2/1/12	1,200,000 [a]	1,278,816
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/12	1,555,000	1,700,128
Virginia Commonwealth Transportation Board, Transportation
Revenue (U.S. Route 58 Corridor Development Program)	5.25	5/15/12	5,000,000	5,422,500
Virginia Resources Authority, Infrastructure
Revenue (Virginia Pooled Financing Program)	5.00	5/1/12	1,430,000	1,541,097
Washington—2.9%
Chelan County Public Utility District Number 1,
Chelan Hydro Consolidated System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	4,000,000	4,265,320
Energy Northwest, Electric Revenue (Columbia Generating
Station) (Insured; Assured Guaranty Municipal Corp.)	5.38	7/1/15	1,530,000	1,603,532
Energy Northwest, Electric Revenue
(Project Number 3) (Insured; AMBAC)	6.00	7/1/16	5,000,000	5,466,900
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	5,105,000	5,691,820
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,145,160
Seattle, Municipal Light and Power Improvement Revenue	5.00	4/1/12	1,145,000	1,229,089
Skagit County Burlington-Edison School District
Number 100, Unlimited Tax GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.63	6/1/11	2,380,000 [a]	2,476,795
Snohomish County, Unlimited Tax GO
(Edmonds School District Number 15)
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/12	1,500,000	1,652,460
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	7/1/12	3,000,000	3,255,570
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,358,983
Wisconsin—1.1%
Wisconsin, GO	5.00	5/1/13	6,130,000 [b]	6,871,056
Wisconsin, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/12	1,000,000	1,076,710
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,919,860

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—2.7%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,307,091
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,457,486
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,458,750
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	5,000,000	5,220,400
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	1,800,000	1,959,678
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	1,030,000	1,050,950
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	2,250,000	2,416,298
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000 [a]	1,086,280
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/11	2,000,000	2,065,720
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,476,286
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000	3,184,851
Total Long-Term Municipal Investments
(cost $951,071,911)				969,753,306

Short-Term Municipal Investments—9.5%
California—.0%
Irvine Reassessment District Number 85-7, Limited Obligation
Improvement Bonds (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.22	9/1/10	100,000 [d]	100,000
Colorado—.3%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.26	9/1/10	500,000 [d]	500,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.26	9/1/10	1,100,000 [d]	1,100,000
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	0.38	9/1/10	570,000 [d]	570,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.26	9/1/10	700,000 [d]	700,000
Florida—1.1%
Lakeland, Energy System Revenue, Refunding	1.05	9/7/10	8,500,000 [d]	8,525,585
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.35	9/1/10	4,150,000 [d]	4,150,000

54

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—.1%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.28	9/1/10	1,500,000 [d]	1,500,000
Iowa—.4%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; Allied Irish Banks)	0.25	9/1/10	3,200,000 [d]	3,200,000
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; Allied Irish Banks)	0.27	9/1/10	600,000 [d]	600,000
Maryland—.2%
Maryland Economic Development Corporation, EDR,
Refunding (United States Pharmacopeial
Convention, Inc. Project) (LOC; Bank of America)	0.25	9/1/10	1,800,000 [d]	1,800,000
Massachusetts—1.0%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.31	9/1/10	4,115,000 [d]	4,115,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.30	9/1/10	2,300,000 [d]	2,300,000
Massachusetts, GO Notes, Refunding	0.83	9/7/10	3,700,000 [d]	3,711,544
Montana—.8%
Montana Board of Regents of Higher Education,
Facilities Improvement Revenue (Montana
State University) (LOC; Wells Fargo Bank)	0.25	9/1/10	8,000,000 [d]	8,000,000
Nevada—.3%
Las Vegas, GO Notes (LOC; Lloyds Bank PLC)	0.25	9/1/10	3,150,000 [d]	3,150,000
New Mexico—.3%
Farmington, PCR, Refunding (Arizona Public Service
Company Four Corners Project) (LOC; Barclays Bank PLC)	0.25	9/1/10	3,400,000 [d]	3,400,000
New York—.7%
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Dexia Credit Locale)	0.26	9/1/10	7,200,000 [d]	7,200,000
North Carolina—.5%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Duke University Health System)	0.60	12/1/11	5,000,000	5,000,000
Oregon—.3%
Multnomah County Hospital Facilities Authority,
Revenue, Refunding (Holladay Park Plaza
Project) (LOC; Allied Irish Banks)	1.15	9/1/10	2,800,000 [d]	2,800,000
Pennsylvania—1.1%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.25	9/1/10	1,000,000 [d]	1,000,000

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.29	9/1/10	840,000 [d]	840,000
Pennsylvania Turnpike Commission, Turnpike Revenue	0.92	9/7/10	10,000,000 [d]	9,987,700
Tennessee—.6%
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.27	9/1/10	2,600,000 [d]	2,600,000
Metropolitan Nashville Airport Authority,
Airport Improvement Revenue, Refunding	3.00	7/1/11	4,000,000	4,077,800
Texas—1.0%
Harris County Cultural Education Facilities Finance
Corporation, Special Facilities Revenue, Refunding
(Texas Medical Center) (LOC; JPMorgan Chase Bank)	0.25	9/1/10	1,400,000 [d]	1,400,000
Texas, TRAN	2.00	8/31/11	10,000,000	10,168,700
West Virginia—.8%
West Virginia Hospital Finance Authority, HR, Refunding (West Virginia
United Health System Obligated Group) (LOC; Bank of America)	0.25	9/1/10	8,000,000 [d]	8,000,000
Total Short-Term Municipal Investments
(cost $100,468,645)				100,496,329

Total Investments (cost $1,051,540,556)			100.7%	1,070,249,635
Liabilities, Less Cash and Receivables			(.7%)	(7,208,968)
Net Assets			100.0%	1,063,040,667

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Subject to interest rate change on November 1, 2011.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

56

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	34.2
AA		Aa		AA	36.3
A		A		A	21.0
BBB		Baa		BBB	1.5
F1		MIG1/P1		SP1/A1	6.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	57

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.1%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	2,349,975
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000	3,506,160
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,253,357
California—7.7%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000 [a]	1,486,125
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [b]	1,777,780
California, GO	5.50	6/1/20	110,000	110,405
California, GO	5.50	11/1/33	6,300,000	6,522,138
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,174,120
California, GO (Various Purpose)	6.00	4/1/38	5,000,000	5,583,600
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [b]	1,122,775
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000	5,987,550
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue	5.75	1/15/40	2,000,000	1,969,180
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000	6,147,660
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/29	2,000,000	2,035,260
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000	2,003,840
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	3,865,000	3,500,260
Colorado—1.1%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	0/5.70	6/15/16	5,000,000 [b,c]	5,803,650
Florida—1.6%
Miami-Dade County, Water and Sewer System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	5,000,000	5,304,750
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000 [a]	2,967,990
Georgia—.5%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	4/1/11	2,500,000	2,556,075
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	350,742
Michigan—1.3%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,259,160
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,170,000	4,560,509

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—1.6%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/21	2,000,000	2,407,420
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	2,000,000	2,407,420
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	3,425,000	3,231,077
North Carolina—.6%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000	1,620,045
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000	1,554,765
Ohio—1.1%
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,596,550
Pennsylvania—68.0%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh
International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000 [d]	1,077,730
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,646,050
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	3/1/11	2,500,000	2,561,175
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	3/1/14	2,500,000	2,573,425
Allegheny County Port Authority, Special Transportation
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	3/1/16	1,360,000	1,399,250
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,777,344
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	6,860,000	7,268,170
Allentown School District, GO	5.00	2/15/22	5,875,000	6,593,336
Beaver County Industrial Development Authority, PCR
(Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	6,348,615
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,270,360
Central Bucks School District, GO	5.00	5/15/23	5,000,000	5,730,600
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000 [c]	6,423,150
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000 [c]	2,124,151
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000 [c]	4,097,890
Central York School District, GO (Insured; FGIC) (Prerefunded)	5.50	6/1/12	80,000 [c]	87,258
Chester County, GO	5.00	8/15/18	4,545,000	5,216,206
Chester County, GO	5.00	7/15/25	3,060,000	3,573,743
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000 [c]	2,357,469

The Funds 59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.00	8/1/21	5,000,000	5,716,950
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	1,485,000 [c]	1,747,696
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	6,515,000 [c]	7,667,503
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000	5,627,950
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,530,930
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,060,840
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,342,482
Delaware River Joint Toll Bridge Commission, Bridge
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,731,970
Delaware River Port Authority, Revenue	5.00	1/1/27	1,295,000	1,416,082
Delaware River Port Authority, Revenue	5.00	1/1/28	2,000,000	2,170,620
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,466,612
East Stroudsburg Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000 [c]	3,373,675
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,275,680
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,746,550
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,727,530
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,654,008
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	2,051,558
Kennett Consolidated School District,
GO (Insured; FGIC) (Prerefunded)	5.50	2/15/12	1,310,000 [c]	1,406,861
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,024,620
Lancaster Higher Education Authority, College
Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,986,245
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,468,203
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	2/15/27	2,000,000	2,045,460
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,464,429
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,239,850
Montgomery County, GO	5.00	12/15/17	2,025,000	2,493,889
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,110,520

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Muhlenberg School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	4/1/15	1,000,000	1,066,880
Owen J. Roberts School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	8/15/12	1,440,000 [c]	1,584,734
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/14	3,110,000	3,658,946
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,806,863
Pennsylvania, GO	5.25	2/1/11	5,000,000	5,104,500
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,348,900
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	7.00	11/1/10	1,000,000	1,005,760
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,299,000
Pennsylvania Higher Educational Facilities Authority, Health
Services Revenue (Allegheny Delaware Valley Obligated
Group Project) (Insured; National Public Finance Guarantee Corp.)	5.60	11/15/10	2,000,000	2,000,780
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,300,960
Pennsylvania Higher Educational Facilities Authority,
Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,271,442
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	6,265,688
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	2,014,449
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,772,318
Pennsylvania Higher Educational Facilities Authority, Revenue
(University of Scranton) (Insured; AMBAC) (Prerefunded)	5.75	5/1/11	1,690,000 [c]	1,751,803
Pennsylvania Higher Educational Facilities
Authority, Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,574,893
Pennsylvania Industrial Development Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,793,437
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/19	2,000,000	2,425,820
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/20	3,000,000	3,641,160
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	4,032,411
Pennsylvania Turnpike Commission, Oil Franchise
Tax Subordinated Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.25	12/1/13	2,500,000 [c]	2,876,275
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	5,933,650

The Funds	61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	5,933,850
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,565,985
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,199,300
Pennsylvania Turnpike Commission, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	12/1/11	2,510,000	2,661,504
Pennsylvania Turnpike Commission, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	12/1/12	2,000,000	2,216,520
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,416,700
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,714,230
Philadelphia, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	12,500,000	14,752,500
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,924,100
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,668,450
Philadelphia Authority for Industrial Development,
Revenue (Cultural and Commercial Corridors Program)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/20	3,380,000	3,559,917
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	3,150,000	3,262,518
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,528,450
Philadelphia School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	2/1/12	1,770,000 [c]	1,900,591
Philadelphia School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.50	2/1/12	1,310,000 [c]	1,406,652
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,858,720
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000	1,240,450
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000	5,902,136
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,040,650
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/11	3,195,000	3,204,074
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC) (Prerefunded)	5.00	11/15/14	1,265,000 [c]	1,483,592
State Public School Building Authority, School LR
(The School District of Philadelphia Project) (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/13	5,000,000 [c]	5,612,400

62

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building Authority, School Revenue (Tuscarora
School District Project) (Insured; Assured Guaranty Municipal Corp.)	5.25	4/1/17	840,000	926,680
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	4/1/13	195,000 [c]	218,074
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.38	1/1/18	6,000,000	5,620,920
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,482,528
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000	2,071,351
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,088,660
Twin Valley School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	10/1/15	1,000,000 [c]	1,203,240
University of Pittsburgh of the Commonwealth
System of Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000	3,093,825
Upper Darby School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000	3,232,625
Upper Merion Area School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	2/15/19	1,165,000	1,319,584
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000	1,239,808
Wilson School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,785,000 [c]	1,939,153
Wilson School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,500,000 [c]	1,629,540
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,215,786
York County Solid Waste and Refuse Authority, Solid Waste
System Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000	1,175,040
South Carolina—.5%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,436,380
Texas—.4%
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Improvement
Bonds (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	2,000,000	2,020,880
U.S. Related—12.9%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,063,260
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/23	4,090,000	4,286,197
Puerto Rico Commonwealth, Public Improvement GO (Insured; FGIC)	5.50	7/1/18	9,545,000	10,790,241
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	7,500,000	8,323,425

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	7,875,000	8,889,300
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/17	6,000,000	6,998,940
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,290,000	2,694,322
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,198,180
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,266,130
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,500,000	1,585,830
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/13	4,000,000	4,228,880
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	5,277,550
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [b]	864,160
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [b]	350,875
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,750,000 [e]	788,175
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000	1,056,300
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,647,510
Total Long-Term Municipal Investments
(cost $471,437,357)				503,632,280

Short-Term Municipal Investments—.9%
Florida—.2%
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.35	9/1/10	1,100,000 [f]	1,100,000
Oregon—.0%
Medford Hospital Facilities Authority, Revenue
(Cascade Manor Project) (LOC; KBC Bank)	0.28	9/1/10	100,000 [f]	100,000

64

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—.5%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.25	9/1/10	800,000 [f]	800,000
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.25	9/1/10	1,400,000 [f]	1,400,000
Virginia—.2%
Peninsula Ports Authority of Virginia, Coal Terminal
Revenue, Refunding (Dominion Terminal
Associates Project) (LOC; Barclays Bank PLC)	0.26	9/1/10	1,100,000 [f]	1,100,000
Total Short-Term Municipal Investments
(cost $4,500,000)				4,500,000
Total Investments (cost $475,937,357)			99.6%	508,132,280
Cash and Receivables (Net)			.4%	2,144,168
Net Assets			100.0%	510,276,448

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a market value of $4,454,115 or 0.9% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 65

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	43.1
AA		Aa		AA	26.7
A		A		A	21.5
BBB		Baa		BBB	5.9
F1		MIG1/P1		SP1/A1	.9
Not Rated[g]		Not Rated[g]		Not Rated[g]	1.9
100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

66

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—87.7%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,489,488
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,384,397
Boston, GO	5.00	3/1/20	1,700,000	1,991,890
Boston, GO	5.00	3/1/21	2,000,000	2,324,300
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,450,460
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,854,780
Boston Water and Sewer Commission, General Revenue	5.00	11/1/19	2,170,000	2,471,847
Boston Water and Sewer Commission, General Revenue	5.00	11/1/23	3,920,000	4,290,401
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	5,000,000	5,885,950
Boston Water and Sewer Commission, System Revenue	9.25	1/1/11	55,000	56,553
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,613,741
Burlington, GO	5.25	2/1/12	200,000	214,080
Burlington, GO	5.25	2/1/13	250,000	279,280
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	510,000	541,324
Cohasset, GO	5.00	6/15/22	895,000	1,006,768
Cohasset, GO	5.00	6/15/23	895,000	972,194
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,461,450
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,898,765
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	592,612
Hingham, GO (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,757,436
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	728,045
Ipswich, GO (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	500,000	587,645
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	570,998
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	593,612
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	658,885
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	636,223
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,616,052
Marblehead, GO	5.00	8/15/18	1,340,000	1,520,565
Marblehead, GO	5.00	8/15/22	1,750,000	1,977,885
Mashpee, GO (Insured; FGIC) (Prerefunded)	5.63	11/15/10	500,000 [a]	510,605
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,233,940
Massachusetts, Consolidated Loan	5.00	8/1/20	4,000,000	4,758,400
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,813,561
Massachusetts, Consolidated Loan (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	1/1/13	5,000,000 [a]	5,522,500
Massachusetts, Consolidated Loan (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	12/1/14	5,000,000 [a]	5,800,400
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,303,220

The Funds 67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.)	5.50	1/1/12	1,300,000	1,389,427
Massachusetts, Consolidated Loan (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	420,000 [a]	454,919
Massachusetts, Consolidated Loan (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	1,580,000 [a]	1,711,361
Massachusetts, Consolidated Loan (Prerefunded)	5.25	11/1/12	2,000,000 [a]	2,195,680
Massachusetts, Consolidated Loan (Prerefunded)	5.25	10/1/13	10,000,000 [a]	11,341,100
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,500,000 [a]	1,762,065
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,800,000 [a]	2,123,172
Massachusetts, Consolidated Loan (Prerefunded)	5.00	8/1/16	1,000,000 [a]	1,212,580
Massachusetts, Federal Highway, GAN
(Insured; Assured Guaranty Municipal Corp.)	5.13	12/15/12	1,500,000	1,505,655
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000	284,022
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/23	5,000,000	6,282,350
Massachusetts, GO (Insured; XLCA)	2.27	12/1/12	2,470,000 [b]	2,448,511
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; FGIC) (Prerefunded)	5.25	1/1/14	2,500,000 [a]	2,870,975
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	1.75	1/1/16	3,540,000 [b]	3,453,553
Massachusetts, Special Obligation Revenue	5.38	6/1/11	5,000,000	5,191,800
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,136,530
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,908,240
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,045,000 [a]	1,230,822
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,000,000 [a]	1,177,820
Massachusetts Bay Transportation Authority, GO
(General Transportation System) (Insured;
National Public Finance Guarantee Corp.)	5.25	3/1/15	1,000,000	1,179,930
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	4,138,050
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	3,068,250
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,532,100
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	3,097,910
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.25	7/1/22	3,415,000	4,353,647
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,152,260
Massachusetts Development Finance Agency, Education
Revenue (Belmont Hill School Issue) (Prerefunded)	5.00	9/1/11	500,000 [a]	525,360

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,542,380
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,602,329
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,125,130
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,147,840
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,130,000	1,128,621
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,153,730
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	2,098,206
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies
of Greater Boston, Inc. Project)	5.25	2/1/22	980,000	1,046,464
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	534,849
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,017,660
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	970,550
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000	2,980,807
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000	1,067,730
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Prerefunded)	6.38	7/1/13	1,000,000 [a]	1,170,430
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue) (Prerefunded)	5.00	9/1/13	1,000,000 [a]	1,129,600
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	5,109,050
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	1,003,200
Massachusetts Development Finance Agency,
Revenue (Worcester Polytechnic Institute Issue)	5.00	9/1/40	2,500,000	2,616,175
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	3.40	12/1/12	1,250,000	1,272,700
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,225,440

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	1,078,310
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,069,820
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,333,622
Massachusetts Health and Educational Facilities
Authority, Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	2,170,460
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000	1,036,310
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue) (Insured;
National Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,072,860
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue) (Insured;
National Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	1,052,700
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	3,118,885
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,216,300
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,615,875
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,064,300
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	2,963,875
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,771,574
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,105,040
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,756,568
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,083,240
Massachusetts Health and Educational Facilities
Authority, Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	500,135
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	1,982,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,174,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	2,000,000	2,182,740
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	506,800

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	486,835
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	4.13	2/16/12	1,500,000	1,551,435
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/12	975,000	1,052,464
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,770,273
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,324,720
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,185,400
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/35	2,500,000	2,623,075
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	6.00	7/1/14	1,460,000	1,528,970
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,123,124
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,724,010
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,356,894
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	2,325,000	2,422,069
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	269,140
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	2,350,000	2,363,771
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,249,070
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	2,111,868
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,736,835
Massachusetts Health and Educational
Facilities Authority, Revenue (Southcoast
Health System Obligated Group Issue)	5.00	7/1/29	1,400,000	1,452,542
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/39	1,500,000	1,526,700
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,183,190
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,184,040
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,006,870

The Funds	71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000	2,228,280
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	2,069,640
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	1,004,190
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,097,880
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,500,000	3,636,115
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	200,424
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,435,000	1,437,282
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	500,875
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,251,262
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,118,900
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000	5,249,750
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 5
Issue) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/11	120,000	123,716
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,658,165
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,812,925
Massachusetts Port Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/14	1,265,000	1,267,479
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,257,010
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,692,720
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/15	1,900,000	2,246,446
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/18	5,000,000	5,792,300
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/21	2,000,000	2,294,940
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/24	1,750,000	2,005,045
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	6,111,500
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,358

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	2/1/14	1,105,000	1,153,311
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/14	30,000	30,127
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	170,000	197,882
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	80,765
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	3,088,627
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	2,000,000	2,056,780
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.25	8/1/11	335,000 [a]	350,065
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.00	8/1/12	3,910,000 [a]	4,235,077
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.25	8/1/14	1,330,000 [a]	1,563,894
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,618
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	534,680
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,989
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	3,044,300
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	7,500,000	8,718,825
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/39	1,000,000	1,086,460
Massachusetts Water Resources Authority, General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,797,240
Massachusetts Water Resources Authority, General
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	8/1/11	100,000	104,815
Massachusetts Water Resources Authority, General
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	623,775
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	6.00	8/1/14	1,000,000	1,199,810
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,177,690
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,886,575
Middleborough, GO (Insured; National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,191,210
Middleborough, GO (Insured; National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,479,102
Milton, GO School Bonds	5.00	3/1/23	500,000	551,145
Milton, GO School Bonds	5.00	3/1/24	500,000	548,910
Milton, GO School Bonds	5.00	3/1/25	500,000	546,315
Northampton, GO (Insured; National Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,269,272
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,071,100
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	4.50	8/1/13	695,000	768,983
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,081,766

The Funds	73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Pittsfield, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/15/12	1,000,000	1,072,320
Pittsfield, GO (Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.50	4/15/12	500,000 [a]	547,120
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,164,454
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	523,374
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,289,868
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,346,817
University of Massachusetts Building Authority, Revenue	6.88	5/1/14	1,500,000	1,712,820
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,132,000
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,118,400
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	692,538
U.S. Related—10.1%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,063,260
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	258,365
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	323,514
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,315,271
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/14	2,500,000	2,724,250
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,578,270
Puerto Rico Commonwealth, Public Improvement
GO (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/15	1,350,000	1,552,500
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	6.25	7/1/11	1,050,000	1,091,444
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	500,000	554,895
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,260,974
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000	2,242,980
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,098,530
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,416,722
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,266,130
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,146,560
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,088,940
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,641,324
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	2,060,000	2,101,900

74

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	2,018,176
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,630,616
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,396,933
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [c]	864,160
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [c]	526,313
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,000,000 [d]	630,540
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,584,450
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,647,510
Total Long-Term Municipal Investments
(cost $378,241,609)				406,627,859

Short-Term Municipal Investments—1.2%
Massachusetts;
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.31	9/1/10	2,100,000 [e]	2,100,000
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000) (Liquidity
Facility; Landesbank Baden-Wurttemberg)	0.33	9/1/10	300,000 [e]	300,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	0.23	9/1/10	500,000 [e]	500,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.28	9/1/10	900,000 [e]	900,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Stonehill College Issue) (LOC; Bank of America)	0.24	9/1/10	500,000 [e]	500,000
Massachusetts Water Resources Authority, Multi-Modal
Subordinated General Revenue, Refunding (LOC;
Landesbank Hessen-Thuringen Girozentrale)	0.28	9/1/10	800,000 [e]	800,000
Total Short-Term Municipal Investments
(cost $5,100,000)				5,100,000

Total Investments (cost $383,341,609)			99.0%	411,727,859
Cash and Receivables (Net)			1.0%	4,101,892
Net Assets			100.0%	415,829,751

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 75

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	41.8
AA		Aa		AA	31.0
A		A		A	21.4
BBB		Baa		BBB	3.7
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	1.5
Not Rated[f]		Not Rated[f]		Not Rated[f]	.5
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

76

STATEMENT OF INVESTMENTS
August 31, 2010

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.7%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—.2%
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	500,000	484,305
New York—84.4%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000	1,676,085
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,686,025
Battery Park City Authority, Senior Revenue	5.25	11/1/22	1,000,000	1,116,390
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000	2,958,500
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000	1,193,420
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,310,760
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	4.00	5/1/12	850,000	898,722
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,158,200
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	11/15/15	2,000,000	2,098,820
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000	5,452,700
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [a]	997,500
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,156,280
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,161,760
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,666,170
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,660,200
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,175,650
Nassau County Sewer and Storm Water Finance Authority, System
Revenue (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,154,020
New York City, GO	5.00	8/1/17	2,835,000	3,378,753
New York City, GO	5.00	8/1/18	1,000,000	1,157,170
New York City, GO	5.25	9/1/20	1,000,000	1,194,920
New York City, GO	5.13	12/1/22	1,000,000	1,164,890
New York City, GO	5.25	9/1/23	1,000,000	1,169,440
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,141,010
New York City Industrial Development Agency,
Civic Facility Revenue (United Jewish Appeal—Federation
of Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,358,500
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	568,070

The Funds 77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,185,530
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,135,820
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/29	1,000,000	1,061,290
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,470,432
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,962,700
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,765,580
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,866,232
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	1,755,000	1,929,710
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	2/1/11	1,000,000 [b]	1,031,600
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	2/15/12	1,000,000 [b]	1,073,580
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,138,692
New York City Trust for Cultural Resources,
Revenue (Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,210,820
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	1,850,000	2,023,104
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	3,750,000	4,084,050
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,315,312
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,099,980
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,850,000	2,034,186
New York Local Government Assistance Corporation, Revenue	5.00	4/1/18	2,500,000	2,988,175
New York Local Government Assistance Corporation, Subordinate
Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/13	2,000,000	2,238,960
New York State, GO	5.00	4/15/14	1,000,000	1,110,360
New York State, GO	5.25	3/15/15	2,750,000	2,840,640
New York State, GO	5.00	3/1/19	1,000,000	1,169,780
New York State, GO	5.00	2/15/26	2,600,000	2,961,816
New York State Dormitory Authority, Consolidated Fifth
General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	1,127,650
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	2,698,861

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Court Facilities LR
(The City of New York Issue) (Prerefunded)	5.38	5/15/13	1,000,000 [b]	1,134,640
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	1,116,980
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/12	1,000,000	1,085,960
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,770,105
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/38	500,000	548,640
New York State Dormitory Authority, Revenue (Fordham University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000	423,614
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)	5.00	7/1/11	1,000,000	1,035,360
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center) (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/20	3,250,000	3,575,747
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,215,280
New York State Dormitory Authority, Revenue
(Mount Sinai School of Medicine of New York University)	5.13	7/1/39	5,000,000	5,157,300
New York State Dormitory Authority,
Revenue (New York University)	5.25	7/1/34	2,500,000	2,760,825
New York State Dormitory Authority, Revenue (New York
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,681,725
New York State Dormitory Authority, Revenue
(State University Educational Facilities) (Insured;
National Public Finance Guarantee Corp.)	5.88	5/15/11	1,500,000	1,555,740
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	573,125
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,171,500
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	5,000,000	5,479,800
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000	794,914
New York State Dormitory Authority,
Secured HR (The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,098,930
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000	1,117,840
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,161,220
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	1,500,000	1,611,450
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/12	390,000	391,599

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/14	1,500,000	1,758,060
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.38	6/15/15	1,000,000	1,079,390
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/17	1,000,000	1,074,950
New York State Environmental Facilities Corporation, State
Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/19	775,000	836,589
New York State Environmental Facilities Corporation, State
Water Pollution Control Revolving Fund Revenue
(New York City Municipal Water Finance Authority Project)	7.00	6/15/12	150,000	150,810
New York State Environmental Facilities Corporation, State Water
Pollution Control Revolving Fund Revenue (Pooled Loan Issue)	7.20	3/15/11	5,000	5,029
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	440,000	441,206
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.10	10/1/17	1,000,000	1,006,380
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	970,000	971,329
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000	2,341,600
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,140,150
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,500,000 [b]	2,756,350
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,104,420
New York State Thruway Authority, Highway and
Bridge Trust Fund Bonds (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	10/1/11	1,000,000 [b]	1,055,240
New York State Thruway Authority, Local Highway
and Bridge Service Contract Bonds	5.50	4/1/14	1,000,000	1,072,610
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,182,140
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	4.75	4/1/13	1,000,000 [b]	1,099,030
New York State Urban Development Corporation,
Corporate Purpose Senior Lien Revenue	5.50	7/1/16	555,000	557,314
New York State Urban Development
Corporation, Service Contract Revenue	5.25	1/1/24	2,375,000	2,671,352
Onondaga County, GO	5.00	5/1/17	1,150,000	1,240,632
Onondaga County, GO (Prerefunded)	5.00	5/1/12	350,000 [b]	377,765
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	3,042,025

80

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Orange County, GO	5.00	7/15/19	1,000,000	1,134,860
Orange County, GO	5.00	7/15/20	1,000,000	1,122,910
Port Authority of New York and New Jersey (Consolidated Bonds,
125th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/19	2,000,000	2,154,780
Port Authority of New York and New Jersey (Consolidated Bonds,
128th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/18	1,000,000	1,088,500
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,147,310
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,143,840
Rockland County, GO (Various Purpose)	5.00	10/1/15	500,000	526,265
Sales Tax Asset Receivable Corporation, Sales Tax Asset
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,618,592
Suffolk County, Public Improvement GO (Insured; FGIC)	5.00	10/1/13	750,000	753,023
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000	771,428
Suffolk County Water Authority, Water System Revenue
(Insured; National Public Finance Guarantee Corp.)	4.00	6/1/14	1,000,000	1,095,260
Tobacco Settlement Financing Corporation, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	2,000,000	2,149,840
Triborough Bridge and Tunnel Authority, General Purpose Revenue	6.00	1/1/12	550,000	574,965
Triborough Bridge and Tunnel Authority,
General Purpose Revenue	5.25	1/1/16	1,000,000	1,059,300
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000 [b]	1,279,580
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,196,950
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/16	2,000,000	2,191,900
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/17	775,000	849,361
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	2,000,000	2,000,000
Westchester County GO	4.00	11/15/15	1,000,000	1,123,150
Westchester County Health Care
Corporation, Subordinate Lien Revenue	5.13	11/1/15	1,100,000	1,107,799
U.S. Related—8.1%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,000,000	1,091,750
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/26	2,000,000	2,204,920
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000	3,813,390
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	6.00	7/1/11	515,000	525,475
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000 [b]	1,086,280
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	278,476

The Funds 81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	287,461
Puerto Rico Housing Finance Authority,
Capital Fund Program Revenue (Puerto Rico
Housing Administration Projects) (Prerefunded)	5.00	12/1/13	730,000 [b]	828,433
Puerto Rico Housing Finance Authority,
Capital Fund Program Revenue (Puerto Rico
Housing Administration Projects) (Prerefunded)	5.00	12/1/13	740,000 [b]	839,782
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000 [c]	1,469,072
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [c]	350,875
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	2,000,000 [a]	480,780
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	1,250,000 [a]	262,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,000,000	1,056,300
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000	2,745,850
Total Long-Term Municipal Investments
(cost $183,323,166)				198,500,967

Short-Term Municipal Investments—6.4%
New York;
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; State Street Bank and Trust Co.)	0.24	9/1/10	1,400,000 [d]	1,400,000
Metropolitan Transportation Authority,
Transportation Revenue (LOC; BNP Paribas)	0.23	9/1/10	1,400,000 [d]	1,400,000
New York City, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.28	9/1/10	200,000 [d]	200,000
New York City, GO Notes (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; State Street Bank and Trust Co.)	0.27	9/1/10	200,000 [d]	200,000
New York City, GO Notes (Liquidity Facility; Allied Irish Banks)	0.60	9/1/10	3,400,000 [d]	3,400,000
New York City, GO Notes (LOC; Dexia Credit Locale)	0.28	9/1/10	100,000 [d]	100,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.24	9/1/10	600,000 [d]	600,000
New York City, GO Notes (LOC; Westdeutsche Landesbank)	0.24	9/1/10	1,100,000 [d]	1,100,000

82

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Dexia Credit Locale)	0.26	9/1/10	3,000,000 [d]	3,000,000
New York City Transitional Finance Authority, Revenue (New York
City Recovery) (Liquidity Facility; Royal Bank of Canada)	0.24	9/1/10	600,000 [d]	600,000
New York City Trust for Cultural Resources,
Revenue, Refunding (Lincoln Center for the
Performing Arts, Inc.) (LOC; Bank of America)	0.24	9/1/10	500,000 [d]	500,000
New York State Dormitory Authority, Revenue
(University of Rochester) (LOC; JPMorgan Chase Bank)	0.24	9/1/10	800,000 [d]	800,000
Syracuse Industrial Development Agency, Civic Facility Revenue
(Syracuse University Project) (LOC; JPMorgan Chase Bank)	0.25	9/1/10	400,000 [d]	400,000
Total Short-Term Municipal Investments
(cost $13,700,000)				13,700,000

Total Investments (cost $197,023,166)			99.1%	212,200,967
Cash and Receivables (Net)			.9%	1,945,582
Net Assets			100.0%	214,146,549

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 83

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	30.0
AA		Aa		AA	45.9
A		A		A	15.2
BBB		Baa		BBB	3.9
F1		MIG1/P1		SP1/A1	4.8
Not Rated[e]		Not Rated[e]		Not Rated[e]	.2
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

84

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Municipal Opportunities Fund
	Coupon	Maturity	Principal
Bonds and Notes—.2%	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agency;
Federal National Mortgage Association
(cost $800,914)	1.25	7/29/13	800,000 [a]	802,197

Long-Term Municipal Investments—86.3%
Alabama—1.6%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000	4,999,750
Tuscaloosa Public Educational Building Authority, Student
Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000	1,294,348
Arizona—2.2%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000	874,095
Phoenix Civic Improvement Corporation,
Junior Lien Airport Revenue	5.00	7/1/40	7,500,000 [b]	7,722,750
California—12.7%
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,174,120
California, GO (Various Purpose)	6.00	4/1/38	2,250,000	2,512,620
California, GO (Various Purpose)	5.50	3/1/40	2,500,000	2,688,525
California Educational Facilities Authority,
Revenue (California Institute of Technology)	5.00	11/1/39	2,500,000	2,765,950
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	1,000,000	1,107,040
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	500,000	580,715
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.25	2/1/39	3,000,000	3,220,440
California Municipal Finance Authority,
Revenue (Eisenhower Medical Center)	5.75	7/1/40	7,000,000	7,179,060
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000	2,852,075
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	985,000	892,046
Los Angeles Community College District, GO	5.25	8/1/39	5,000,000	5,445,350
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	1,051,310
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,599,836
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	6,500,000 [c]	1,829,100
Northern California Gas Authority Number 1, Gas Project Revenue	1.08	7/1/27	660,000 [d]	442,002
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/35	8,000,000 [c]	1,906,240

The Funds 85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Sacramento County, Airport System Subordinate
and Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,292,020
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	2,180,640
San Diego Unified School District, GO	0.00	7/1/25	4,000,000 [c]	1,919,960
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	1,068,400
Colorado—2.3%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	584,645
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,120,080
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	537,385
Regional Transportation District, Revenue
(Denver Transit Partners Eagle P3 Project)	6.00	1/15/41	6,500,000	6,820,320
Connecticut—.6%
Connecticut Health and Educational Facilities
Authority, Revenue (Wesleyan University Issue)	5.00	7/1/39	2,000,000	2,192,720
Florida—3.8%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,694,925
Florida Municipal Power Agency, All-Requirements
Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,174,910
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,269,912
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	639,210
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	2,000,000	2,065,780
Miami-Dade County School Board, COP (Master
Lease Purchase Agreement) (Insured; AMBAC)	5.00	11/1/25	5,000,000	5,213,650
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/12	500,000	538,615
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000	2,129,360
Georgia—3.5%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000	1,218,080
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	2,000,000	2,011,240

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Medical Center Hospital Authority, RAC (Columbus
Regional Healthcare System, Inc. Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/41	2,000,000 [b]	2,038,300
Medical Center Hospital Authority, RAC (Columbus
Regional Healthcare System, Inc. Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/45	7,000,000 [b]	7,100,870
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000	1,207,730
Hawaii—1.4%
Hawaii Department of Budget and Finance, Special
Purpose Revenue (Hawai’i Pacific Health Obligated Group)	5.63	7/1/30	1,000,000	1,033,090
Hawaii Department of Budget and Finance, Special
Purpose Revenue (Hawai’i Pacific Health Obligated Group)	5.75	7/1/40	1,100,000	1,129,832
Hawaii Department of Budget and Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	3,000,000	3,342,840
Illinois—.3%
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,107,220
Indiana—.4%
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	1,570,000	1,542,729
Kentucky—.1%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	500,000	574,180
Louisiana—2.1%
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000	4,592,640
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000	1,092,270
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,360,960
Maryland—10.8%
Maryland, GO (State and Local Facilities Loan)	5.00	8/1/16	15,155,000	18,345,885
Maryland Economic Development
Corporation, EDR (Terminal Project)	5.75	6/1/35	6,000,000	6,300,840
Maryland Health and Higher Educational Facilities
Authority, Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000	2,374,620
Maryland Health and Higher Educational Facilities
Authority, Revenue (MedStar Health Issue)
(Insured; Berkshire Hathaway Assurance Corporation)	5.25	11/15/14	10,000,000 [e,f]	10,354,700
Maryland Health and Higher Educational Facilities Authority, Revenue
(The Johns Hopkins Health System Obligated Group Issue)	5.00	5/15/40	2,500,000	2,649,725

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.00	7/1/34	1,000,000	1,036,790
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000	260,530
Massachusetts—2.6%
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,225,440
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.50	5/1/14	1,000,000	1,092,510
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/25	2,305,000	2,541,516
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000	624,535
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000	2,315,780
Massachusetts Housing Finance Agency, SFHR	6.00	12/1/37	1,000,000	1,060,590
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000	50,200
Michigan—.3%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000	1,001,471
Minnesota—8.9%
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000	1,160,000
Minnesota, GO (Various Purpose)	5.00	8/1/20	10,000,000	12,543,100
Minnesota, GO (Various Purpose)	5.00	8/1/23	17,125,000	20,819,034
Mississippi—.5%
Mississippi Business Finance Corporation, Gulf Opportunity Zone
IDR (Northrop Grumman Ship Systems, Inc. Project)	4.55	12/1/28	500,000	490,485
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000	1,587,450
Missouri—.1%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000	393,589
New Jersey—1.8%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000	1,085,620
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000	2,354,520
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000 [c]	1,882,100
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	5,000,000 [c]	1,754,100

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—5.3%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000	4,539,382
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	5,000,000	5,266,850
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	600,620
New York City, GO	6.00	10/15/23	500,000	617,750
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	568,070
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,541,189
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue	5.75	6/15/40	1,000,000	1,153,280
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	1,500,000	1,709,985
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/41	3,000,000 [b]	3,312,390
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,161,220
North Carolina—.9%
North Carolina Eastern Municipal
Power Agency, Power System Revenue	5.00	1/1/26	2,500,000	2,708,725
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	287,205
North Carolina Eastern Municipal Power
Agency, Power System Revenue (Insured; FGIC)	5.50	1/1/17	500,000	501,200
Ohio—.3%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,157,270
Oregon—.6%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,148,740
Other State—9.2%
Kansas Department of Transportation,
Highway Revenue (Build America Bonds)	4.60	9/1/35	7,000,000 [b]	7,361,830
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	15,000,000	16,995,900
Metropolitan Transportation Authority of New York,
Transportation Revenue (Build America Bonds)	6.69	11/15/40	10,000,000	11,132,900
Pennsylvania—2.0%
Delaware County Authority, Revenue (Villanova University)	5.25	12/1/31	1,940,000	2,138,462
Delaware River Port Authority, Revenue	5.00	1/1/40	3,000,000	3,145,770
Philadelphia, Gas Works Revenue	5.25	8/1/40	2,500,000	2,561,850

The Funds 89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas—2.9%
Dallas, GO	5.00	2/15/27	515,000	578,407
Forney Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,156,930
Harris County Health Facilities Development
Corporation, HR (Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,168,360
Houston, Airport System Senior Lien Revenue	5.50	7/1/39	1,000,000	1,095,740
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	1,000,000	1,092,790
Texas Public Finance Authority Charter School Finance
Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.20	2/15/40	5,900,000	6,130,631
Washington—2.2%
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.50	6/1/39	5,000,000	5,414,400
Port of Seattle, Intermediate Lien Revenue	5.00	6/1/40	3,000,000	3,143,700
Wisconsin—1.7%
Southeast Wisconsin Professional Baseball Park District, Sales Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,218,420
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,154,840
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,708,830
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,163,110
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/36	1,000,000	1,154,310
U.S. Related—5.2%
Government of Guam, LOR (Section 30)	5.75	12/1/34	1,000,000	1,054,160
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000 [b]	1,014,490
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.88	12/1/40	1,000,000 [b]	1,020,630
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000	823,897
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [g]	864,160
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [g]	526,312
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	5,000,000 [c]	1,201,950
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	2,000,000 [c]	420,360
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,584,450
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	3,870,000	4,250,576
Virgin Islands Public Finance Authority,
Revenue (Virgin Islands Matching Fund Loan Note)	5.00	10/1/29	5,000,000	5,163,800

90

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000	2,266,660
Total Long-Term Municipal Investments
(cost $306,790,279)				333,219,516

Short-Term Municipal Investments—22.4%
Colorado—2.7%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Northern Trust Company)	0.26	9/1/10	5,200,000 [h]	5,200,000
Colorado Health Facilities Authority, HR, Refunding (North Colorado
Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.25	9/1/10	1,000,000 [h]	1,000,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.26	9/1/10	4,300,000 [h]	4,300,000
Florida—1.5%
Jacksonville Economic Development Commission, HR (Shands
Jacksonville Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.25	9/1/10	1,900,000 [h]	1,900,000
Orange County Health Facilities Authority, HR (Orlando Regional
Healthcare System) (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; Dexia Credit Locale)	0.30	9/1/10	3,100,000 [h]	3,100,000
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wachovia Bank)	0.25	9/1/10	700,000 [h]	700,000
Illinois—4.4%
Chicago Board of Education, Unlimited Tax GO Notes,
Refunding (Dedicated Revenues) (LOC; U.S. Bank NA)	0.25	9/1/10	3,000,000 [h]	3,000,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.28	9/1/10	4,220,000 [h]	4,220,000
Romeoville, Revenue (Lewis University)
(LOC; JPMorgan Chase Bank)	0.26	9/1/10	9,800,000 [h]	9,800,000
Massachusetts—3.3%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.31	9/1/10	7,400,000 [h]	7,400,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Baden-Wurttemberg)	0.25	9/1/10	5,200,000 [h]	5,200,000
Montana—1.5%
Helena, Higher Education Revenue
(Carroll College Issue) (LOC; U.S. Bank NA)	0.25	9/1/10	5,900,000 [h]	5,900,000
Nevada—.9%
Las Vegas, GO Notes (LOC; Lloyds Bank PLC)	0.25	9/1/10	3,450,000 [h]	3,450,000
New York—.9%
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Dexia Credit Locale)	0.26	9/1/10	3,500,000 [h]	3,500,000

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oregon—1.2%
Medford Hospital Facilities Authority, Revenue
(Cascade Manor Project) (LOC; KBC Bank)	0.28	9/1/10	1,095,000 [h]	1,095,000
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	1.15	9/1/10	3,510,000 [h]	3,510,000
Pennsylvania—.2%
Lancaster County Hospital Authority, Health Center
Revenue (Masonic Homes Project) (LOC; Wachovia Bank)	0.25	9/1/10	100,000 [h]	100,000
Lancaster County Hospital Authority, Health
System Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.29	9/1/10	700,000 [h]	700,000
Tennessee—2.1%
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.27	9/1/10	2,650,000 [h]	2,650,000
Sevier County Public Building Authority, Local
Government Public Improvement Revenue (LOC; KBC Bank)	0.30	9/1/10	5,505,000 [h]	5,505,000
Texas—3.1%
Dallas Performing Arts Cultural Facilities Corporation,
Cultural Facility Revenue (Dallas Center for the Performing
Arts Foundation, Inc. Project) (LOC; Bank of America)	0.27	9/1/10	10,750,000 [h]	10,750,000
Harris County Health Facilities Development Corporation,
HR (Baylor College of Medicine) (LOC; Wachovia Bank)	0.25	9/1/10	1,200,000 [h]	1,200,000
Vermont—.3%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.25	9/1/10	1,000,000 [h]	1,000,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.25	9/1/10	200,000 [h]	200,000
Wisconsin—.3%
Wisconsin Health and Educational Facilities Authority, Revenue
(Riverview Hospital Association) (LOC; U.S. Bank NA)	0.25	9/1/10	1,200,000 [h]	1,200,000
Total Short-Term Municipal Investments
(cost $86,580,000)				86,580,000

Total Investments (cost $394,171,193)			108.9%	420,601,713
Liabilities, Less Cash and Receivables			(8.9%)	(34,511,739)
Net Assets			100.0%	386,089,974

a On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
b Purchased on a delayed delivery basis.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Variable rate security—interest rate subject to periodic change.
e Collateral for floating rate borrowings.
f Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, this security had a market value of $10,354,700 or 2.7% of net assets.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

92

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	24.7
AA		Aa		AA	18.9
A		A		A	22.0
BBB		Baa		BBB	13.7
B		B		B	.5
F1		MIG1/P1		SP1/A1	18.8
Not Rated[i]		Not Rated[i]		Not Rated[i]	1.4
100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	93

STATEMENT OF FINANCIAL FUTURES

August 31, 2010

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 8/31/2010 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	150	(18,047,813)	December 2010	(116,953)
U.S. Treasury 10 Year Notes	250	(31,406,250)	December 2010	(312,500)
U.S. Treasury Long Bond	300	(40,509,375)	December 2010	(815,625)
				(1,245,078)

See notes to financial statements.

94

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2010

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,676,720,990	1,070,249,635	508,132,280	411,727,859
Cash	—	460,286	—	—
Interest receivable	18,551,735	10,148,549	5,817,769	4,204,670
Receivable for shares of Beneficial
Interest subscribed	1,273,103	1,208,400	127,500	560,300
Prepaid expenses and other receivables	33,047	22,298	21,000	27,916
	1,696,578,875	1,082,089,168	514,098,549	416,520,745
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	516,244	311,821	225,872	129,917
Due to Administrator—Note 4(a)	175,436	110,090	54,143	43,690
Cash overdraft due to Custodian	3,141,257	—	1,470,760	381,547
Payable for investment securities purchased	19,397,553	11,906,999	1,059,090	—
Payable for shares of Beneficial Interest redeemed	1,160,045	6,670,114	946,729	68,763
Accrued expenses and other liabilities	133,441	49,477	65,507	67,077
	24,523,976	19,048,501	3,822,101	690,994
Net Assets ($)	1,672,054,899	1,063,040,667	510,276,448	415,829,751
Composition of Net Assets ($):
Paid—in capital	1,555,756,082	1,045,973,729	480,598,472	385,439,796
Accumulated net realized gain (loss) on investments	8,682,765	(1,642,141)	(2,516,947)	2,003,705
Accumulated net unrealized appreciation
(depreciation) on investments	107,616,052	18,709,079	32,194,923	28,386,250
Net Assets ($)	1,672,054,899	1,063,040,667	510,276,448	415,829,751
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,638,004,026	1,060,684,975	500,891,865	407,666,569
Shares Outstanding	119,136,258	81,559,695	38,662,262	30,446,256
Net Asset Value Per Share ($)	13.75	13.01	12.96	13.39
Investor Shares
Net Assets ($)	33,931,153	2,355,692	9,384,583	8,143,166
Shares Outstanding	2,470,500	181,349	725,212	608,229
Net Asset Value Per Share ($)	13.73	12.99	12.94	13.39
Dreyfus Premier Shares
Net Assets ($)	119,720	—	—	20,016
Shares Outstanding	8,713	—	—	1,491
Net Asset Value Per Share ($)	13.74	—	—	13.42
† Investments at cost ($)	1,569,104,938	1,051,540,556	475,937,357	383,341,609

See notes to financial statements.

The Funds	95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	212,200,967	420,601,713
Cash on Initial Margin—Note 5	—	1,220,000
Interest receivable	2,347,588	2,811,238
Receivable for investment securites sold	—	2,418,478
Receivable for shares of Beneficial Interest subscribed	165,000	—
Unrealized appreciation on swap contracts—Note 5	—	1,526
Prepaid expenses and other receivables	18,024	23,118
	214,731,579	427,076,073
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	74,151	166,064
Due to Administrator—Note 4(a)	22,595	40,550
Payable for investment securities purchased	—	30,966,372
Payable for floating rate notes issued—Note 5	—	7,500,000
Cash overdraft due to Custodian	418,377	760,131
Payable for shares of Beneficial Interest redeemed	9,697	257
Swaps premium paid—Note 5	—	871,548
Payable for future variation margin—Note 5	—	407,969
Unrealized depreciation on swap contracts—Note 5	—	198,595
Interest and expense payable related
to floating rate notes issued—Note 5	—	12,319
Accrued expenses and other liabilities	60,210	62,294
	585,030	40,986,099
Net Assets ($)	214,146,549	386,089,974
Composition of Net Assets ($):
Paid—in capital	198,763,342	359,908,559
Accumulated net realized gain (loss) on investments	205,406	1,193,042
Accumulated net unrealized appreciation (depreciation)
on investments [including ($1,245,078) (depreciation)
on financial futures for BNY Mellon Municipal Opportunities Fund]	15,177,801	24,988,373
Net Assets ($)	214,146,549	386,089,974
Net Asset Value Per Share
Class M Shares
Net Assets ($)	196,794,523	384,933,000
Shares Outstanding	16,960,265	30,110,922
Net Asset Value Per Share ($)	11.60	12.78
Investor Shares
Net Assets ($)	17,352,026	1,156,974
Shares Outstanding	1,494,564	90,486
Net Asset Value Per Share ($)	11.61	12.79
† Investments at cost ($)	197,023,166	394,171,193

See notes to financial statements.

96

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	66,103,966	18,652,104	22,283,453	16,090,067
Expenses:
Investment advisory fee—Note 4(a)	5,434,044	3,094,067	2,565,074	1,421,688
Administration fee—Note 4(a)	1,949,324	1,109,648	644,137	510,010
Custodian fees—Note 4(c)	103,982	59,348	39,994	31,329
Trustees’ fees and expenses—Note 4(d)	84,841	42,341	27,902	23,114
Shareholder servicing costs—Note 4(c)	77,776	3,447	15,954	21,656
Registration fees	55,673	64,636	27,960	38,656
Auditing fees	24,369	25,750	32,901	30,816
Loan commitment fees—Note 3	17,740	5,580	6,642	5,092
Legal fees	16,890	10,242	13,744	6,717
Prospectus and shareholders’ reports	11,225	4,187	3,495	6,928
Distribution fees—Note 4(b)	725	—	—	96
Miscellaneous	96,375	57,386	45,587	54,937
Total Expenses	7,872,964	4,476,632	3,423,390	2,151,039
Less—reduction in fees
due to earnings credits—Note 2(b)	(19)	—	(1)	(6)
Net Expenses	7,872,945	4,476,632	3,423,389	2,151,033
Investment Income—Net	58,231,021	14,175,472	18,860,064	13,939,034
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	14,257,503	114,332	855,034	4,074,893
Net realized gain (loss) on financial futures	(4,628,212)	(538,615)	(1,409,819)	(1,101,788)
Net Realized Gain (Loss)	9,629,291	(424,283)	(554,785)	2,973,105
Net unrealized appreciation
(depreciation) on investments	64,308,460	13,173,941	22,719,500	13,368,680
Net unrealized appreciation
(depreciation) on financial futures	191,938	—	75,219	57,062
Net Unrealized Appreciation (Depreciation)	64,500,398	13,173,941	22,794,719	13,425,742
Net Realized and Unrealized
Gain (Loss) on Investments	74,129,689	12,749,658	22,239,934	16,398,847
Net Increase in Net Assets
Resulting from Operations	132,360,710	26,925,130	41,099,998	30,337,881

See notes to financial statements.

The Funds	97

STATEMENT OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	7,544,592	8,953,598
Expenses:
Investment advisory fee—Note 4(a)	962,494	928,002
Administration fee—Note 4(a)	241,688	232,951
Registration fees	46,980	44,128
Shareholder servicing costs—Note 4(c)	46,596	3,119
Auditing fees	30,665	30,657
Custodian fees—Note 4(c)	15,190	16,316
Prospectus and shareholders’ reports	14,889	4,427
Trustees’ fees and expenses—Note 4(d)	11,941	9,244
Legal fees	2,932	6,369
Loan commitment fees—Note 3	1,862	1,764
Interest and expense for floating rate notes issued—Note 5	—	12,219
Miscellaneous	45,901	27,683
Total Expenses	1,421,138	1,316,879
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(240,614)	(1,423)
Less—reduction in fees due to earnings credits—Note 2(b)	(22)	—
Net Expenses	1,180,502	1,315,456
Investment Income—Net	6,364,090	7,638,142
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	180,657	6,371,897
Net realized gain (loss) on financial futures	—	(3,777,087)
Net realized gain (loss) on swap transactions	—	489
Net Realized Gain (Loss)	180,657	2,595,299
Net unrealized appreciation (depreciation) on investments	7,406,706	16,371,003
Net unrealized appreciation (depreciation) on financial futures	—	(1,180,234)
Net unrealized appreciation (depreciation) on swap transactions	—	(197,069)
Net Unrealized Appreciation (Depreciation)	7,406,706	14,993,700
Net Realized and Unrealized Gain (Loss) on Investments	7,587,363	17,588,999
Net Increase in Net Assets Resulting from Operations	13,951,453	25,227,141

See notes to financial statements.

98

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Operations ($):
Investment income—net	58,231,021	51,439,713	14,175,472	6,792,496
Net realized gain (loss) on investments	9,629,291	(1,708,007)	(424,283)	(249,037)
Net unrealized appreciation (depreciation) on investments	64,500,398	27,999,266	13,173,941	4,588,956
Net Increase (Decrease) in Net Assets
Resulting from Operations	132,360,710	77,730,972	26,925,130	11,132,415
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(56,871,848)	(50,464,046)	(14,102,984)	(6,762,108)
Investor Shares	(1,053,314)	(867,184)	(19,519)	(41,553)
Dreyfus Premier Shares	(4,354)	(5,392)	—	—
Net realized gain on investments:
Class M Shares	—	(716,062)	—	—
Investor Shares	—	(13,330)	—	—
Dreyfus Premier Shares	—	(93)	—	—
Total Dividends	(57,929,516)	(52,066,107)	(14,122,503)	(6,803,661)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	508,110,745	371,564,559	1,122,401,893	500,950,361
Investor Shares	12,382,325	11,902,232	5,081,076	2,651,537
Dreyfus Premier Shares	783	536	—	—
Net assets received in connection
with reorganization—Note 1	—	211,751,479	—	—
Dividends reinvested:
Class M Shares	6,841,545	6,367,289	3,498,579	1,468,864
Investor Shares	735,891	650,851	17,320	22,049
Dreyfus Premier Shares	1,064	750	—	—
Cost of shares redeemed:
Class M Shares	(316,873,597)	(292,337,140)	(614,591,338)	(138,362,528)
Investor Shares	(7,014,088)	(8,921,567)	(4,186,369)	(1,947,619)
Dreyfus Premier Shares	(54,912)	(14,589)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	204,129,756	300,964,400	512,221,161	364,782,664
Total Increase (Decrease) in Net Assets	278,560,950	326,629,265	525,023,788	369,111,418
Net Assets ($):
Beginning of Period	1,393,493,949	1,066,864,684	538,016,879	168,905,461
End of Period	1,672,054,899	1,393,493,949	1,063,040,667	538,016,879

The Funds 99

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Capital Share Transactions:
Class M Shares
Shares sold	37,999,991	29,475,523	86,959,713	39,490,102
Shares received in connection
with reorganization—Note 1	—	16,401,596	—	—
Shares issued for dividends reinvested	510,831	508,182	270,826	116,169
Shares redeemed	(23,686,559)	(23,439,871)	(47,599,781)	(10,932,253)
Net Increase (Decrease) in Shares Outstanding	14,824,263	22,945,430	39,630,758	28,674,018
Investor Shares[a]
Shares sold	926,442	940,288	394,015	210,933
Shares received in connection
with reorganization—Note 1	—	44,887	—	—
Shares issued for dividends reinvested	54,999	51,832	1,343	1,748
Shares redeemed	(525,254)	(711,751)	(325,131)	(153,798)
Net Increase (Decrease) in Shares Outstanding	456,187	325,256	70,227	58,883
Dreyfus Premier Shares[a]
Shares sold	58	43	—	—
Shares issued for dividends reinvested	80	59	—	—
Shares redeemed	(4,088)	(1,207)	—	—
Net Increase (Decrease) in Shares Outstanding	(3,950)	(1,105)	—	—

a During the year ended August 31, 2010, 2 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $24 were automatically converted to 2 Investor shares and during the period ended August 31, 2009, 5 Dreyfus Premier shares representing $60 were automatically converted to 5 Investor shares.

See notes to financial statements.

100

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
		Year Ended August 31,
	2010	2009
Operations ($):
Investment income—net	18,860,064	20,523,434
Net realized gain (loss) on investments	(554,785)	(1,012,218)
Net unrealized appreciation (depreciation) on investments	22,794,719	2,179,197
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,099,998	21,690,413
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,568,757)	(20,513,024)
Investor Shares	(229,463)	(75,753)
Net realized gain on investments:
Class M Shares	(113,887)	(1,796,517)
Investor Shares	(939)	(6,158)
Total Dividends	(18,913,046)	(22,391,452)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	77,631,357	57,316,170
Investor Shares	8,956,905	1,983,197
Dividends reinvested:
Class M Shares	834,142	1,919,555
Investor Shares	81,604	65,349
Cost of shares redeemed:
Class M Shares	(101,436,721)	(123,278,606)
Investor Shares	(2,518,488)	(972,684)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,451,201)	(62,967,019)
Total Increase (Decrease) in Net Assets	5,735,751	(63,668,058)
Net Assets ($):
Beginning of Period	504,540,697	568,208,755
End of Period	510,276,448	504,540,697
Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,152,736	4,767,113
Shares issued for dividends reinvested	66,009	164,733
Shares redeemed	(8,031,887)	(10,342,797)
Net Increase (Decrease) in Shares Outstanding	(1,813,142)	(5,410,951)
Investor Shares
Shares sold	706,411	166,647
Shares issued for dividends reinvested	5,835	5,454
Shares redeemed	(200,092)	(82,116)
Net Increase (Decrease) in Shares Outstanding	512,154	89,985

See notes to financial statements.

The Funds 101

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2010	2009
Operations ($):
Investment income—net	13,939,034	13,751,852
Net realized gain (loss) on investments	2,973,105	(352,735)
Net unrealized appreciation (depreciation) on investments	13,425,742	8,219,562
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,337,881	21,618,679
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,669,090)	(13,535,532)
Investor Shares	(267,539)	(291,281)
Dreyfus Premier Shares	(516)	(530)
Total Dividends	(13,937,145)	(13,827,343)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	100,466,494	101,511,126
Investor Shares	1,526,575	1,819,862
Dividends reinvested:
Class M Shares	3,506,780	3,143,859
Investor Shares	167,469	166,187
Dreyfus Premier Shares	516	530
Cost of shares redeemed:
Class M Shares	(93,496,329)	(105,233,545)
Investor Shares	(2,986,356)	(1,662,085)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,185,149	(254,066)
Total Increase (Decrease) in Net Assets	25,585,885	7,537,270
Net Assets ($):
Beginning of Period	390,243,866	382,706,596
End of Period	415,829,751	390,243,866

102

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2010	2009
Capital Share Transactions:
Class M Shares
Shares sold	7,724,233	8,128,041
Shares issued for dividends reinvested	268,880	252,022
Shares redeemed	(7,182,891)	(8,500,977)
Net Increase (Decrease) in Shares Outstanding	810,222	(120,914)
Investor Shares
Shares sold	117,346	145,881
Shares issued for dividends reinvested	12,845	13,318
Shares redeemed	(229,363)	(133,834)
Net Increase (Decrease) in Shares Outstanding	(99,172)	25,365
Dreyfus Premier Shares
Shares issued for dividends reinvested	39	42

See notes to financial statements.

The Funds 103

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended	Eight Months Ended	Year Ended
	August 31, 2010	August 31, 2009[a]	December 31, 2008[b]
Operations ($):
Investment income—net	6,364,090	3,377,709	4,144,055
Net realized gain (loss) on investments	180,657	(1,062)	20,068
Net unrealized appreciation (depreciation) on investments	7,406,706	6,064,628	(938,532)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,951,453	9,441,275	3,225,591
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,819,185)	(3,024,865)	(3,598,570)
Investor Shares	(527,436)	(343,793)	(543,884)
Net realized gain on investments:
Class M Shares	(1,490)	(3,144)	(68,788)
Investor Shares	(152)	(365)	(10,087)
Total Dividends	(6,348,263)	(3,372,167)	(4,221,329)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	65,072,584	49,340,472	126,073,812
Investor Shares	1,610,885	1,079,875	4,658,301
Dividends reinvested:
Class M Shares	779,460	391,474	565,070
Investor Shares	418,543	271,144	418,905
Cost of shares redeemed:
Class M Shares	(29,785,020)	(15,041,278)	(110,021,230)
Investor Shares	(2,148,320)	(1,412,553)	(5,889,948)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	35,948,132	34,629,134	15,804,910
Total Increase (Decrease) in Net Assets	43,551,322	40,698,242	14,809,172
Net Assets ($):
Beginning of Period	170,595,227	129,896,985	115,087,813
End of Period	214,146,549	170,595,227	129,896,985
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,743,485	4,496,047	11,647,326
Shares issued for dividends reinvested	68,768	35,549	53,897
Shares redeemed	(2,628,307)	(1,367,809)	(10,149,397)
Net Increase (Decrease) in Shares Outstanding	3,183,946	3,163,787	1,551,826
Investor Shares
Shares sold	142,185	98,135	429,958
Shares issued for dividends reinvested	36,891	24,626	39,188
Shares redeemed	(189,528)	(128,758)	(543,832)
Net Increase (Decrease) in Shares Outstanding	(10,452)	(5,997)	(74,686)

a The Fund has changed its fiscal year end from December 31st to August 31st.
b Represents information for the predecessor fund, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.

See notes to financial statements.

104

	BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	7,638,142	3,138,399
Net realized gain (loss) on investments	2,595,299	2,968,508
Net unrealized appreciation (depreciation) on investments	14,993,700	9,994,673
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,227,141	16,101,580
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,435,840)	(2,966,027)
Investor Shares	(48,955)	(11,049)
Net realized gain on investments:
Class M Shares	(4,605,769)	(20,208)
Investor Shares	(48,090)	(14)
Total Dividends	(12,138,654)	(2,997,298)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	256,211,257	142,375,488
Investor Shares	688,290	1,145,000
Dividends reinvested:
Class M Shares	4,694,015	819,865
Investor Shares	87,415	10,686
Cost of shares redeemed:
Class M Shares	(29,907,595)	(15,358,591)
Investor Shares	(866,650)	(1,975)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	230,906,732	128,990,473
Total Increase (Decrease) in Net Assets	243,995,219	142,094,755
Net Assets ($):
Beginning of Period	142,094,755	—
End of Period	386,089,974	142,094,755
Capital Share Transactions (Shares):
Class M Shares
Shares sold	20,613,460	12,782,290
Shares issued for dividends reinvested	381,307	70,402
Shares redeemed	(2,410,868)	(1,325,669)
Net Increase (Decrease) in Shares Outstanding	18,583,899	11,527,023
Investor Shares
Shares sold	54,942	98,086
Shares issued for dividends reinvested	7,093	895
Shares redeemed	(70,361)	(169)
Net Increase (Decrease) in Shares Outstanding	(8,326)	98,812

a From October 15, 2008 (commencement of initial offering) to August 31, 2009.
See notes to financial statements.

The Funds	105

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.01	13.25
Investment Operations:
Investment income—net[a]	.50	.52	.52	.50	.50
Net realized and unrealized
gain (loss) on investments	.65	.27	.02	(.20)	(.16)
Total from Investment Operations	1.15	.79	.54	.30	.34
Distributions:
Dividends from investment income—net	(.50)	(.52)	(.51)	(.50)	(.50)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)
Total Distributions	(.50)	(.53)	(.51)	(.50)	(.58)
Net asset value, end of period	13.75	13.10	12.84	12.81	13.01
Total Return (%)	8.96	6.37	4.32	2.36	2.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.51	.51	.51	.51
Ratio of net expenses to average net assets[b]	.50	.51	.51	.51	.51
Ratio of net investment income
to average net assets	3.76	4.11	4.01	3.90	3.87
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	1,638,004	1,366,960	1,045,019	944,909	807,634

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

106

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.09	12.83	12.80	13.00	13.23
Investment Operations:
Investment income—net[a]	.47	.49	.48	.47	.47
Net realized and unrealized
gain (loss) on investments	.64	.27	.03	(.20)	(.15)
Total from Investment Operations	1.11	.76	.51	.27	.32
Distributions:
Dividends from investment income—net	(.47)	(.49)	(.48)	(.47)	(.47)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)
Total Distributions	(.47)	(.50)	(.48)	(.47)	(.55)
Net asset value, end of period	13.73	13.09	12.83	12.80	13.00
Total Return (%)	8.61	6.11	4.06	2.11	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.76	.76	.76	.76
Ratio of net expenses to average net assets[b]	.75	.76	.76	.76	.76
Ratio of net investment income
to average net assets	3.51	3.88	3.77	3.65	3.62
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	33,931	26,368	21,668	25,262	27,084

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 107

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	12.84	12.81	13.00	13.24
Investment Operations:
Investment income—net[a]	.40	.42	.41	.39	.40
Net realized and unrealized
gain (loss) on investments	.64	.27	.04	(.17)	(.16)
Total from Investment Operations	1.04	.69	.45	.22	.24
Distributions:
Dividends from investment income—net	(.40)	(.42)	(.42)	(.41)	(.40)
Dividends from net realized gain on investments	—	(.01)	—	—	(.08)
Total Distributions	(.40)	(.43)	(.42)	(.41)	(.48)
Net asset value, end of period	13.74	13.10	12.84	12.81	13.00
Total Return (%)[b]	8.06	5.66	3.46	1.68	1.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets[c]	1.25	1.26	1.26	1.26	1.26
Ratio of net investment income
to average net assets	3.02	3.37	3.27	3.13	3.12
Portfolio Turnover Rate	42.75	42.82	49.50	27.18	28.19
Net Assets, end of period ($ x 1,000)	120	166	177	327	2,474

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

108

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.80	12.69	12.59	12.59	12.63
Investment Operations:
Investment income—net[a]	.21	.31	.41	.40	.33
Net realized and unrealized
gain (loss) on investments	.21	.14	.10	—	(.04)
Total from Investment Operations	.42	.45	.51	.40	.29
Distributions:
Dividends from investment income—net	(.21)	(.34)	(.41)	(.40)	(.33)
Net asset value, end of period	13.01	12.80	12.69	12.59	12.59
Total Return (%)	3.22	3.61	4.09	3.21	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.54	.54	.55	.53
Ratio of net expenses to average net assets	.51[b]	.54[b]	.54[b]	.54	.53[b]
Ratio of net investment income
to average net assets	1.60	2.50	3.23	3.14	2.65
Portfolio Turnover Rate	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	1,060,685	536,597	168,243	145,395	160,551

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.78	12.68	12.58	12.58	12.62
Investment Operations:
Investment income—net[a]	.19	.31	.38	.37	.31
Net realized and unrealized
gain (loss) on investments	.20	.10	.10	(.01)	(.05)
Total from Investment Operations	.39	.41	.48	.36	.26
Distributions:
Dividends from investment income—net	(.18)	(.31)	(.38)	(.36)	(.30)
Net asset value, end of period	12.99	12.78	12.68	12.58	12.58
Total Return (%)	3.05	3.28	3.83	2.95	2.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.80	.80	.80	.79
Ratio of net expenses to average net assets[b]	.77	.80	.80	.80	.79
Ratio of net investment income
to average net assets	1.39	2.38	2.99	2.94	2.47
Portfolio Turnover Rate	16.46	12.61	22.93	33.74	49.94
Net Assets, end of period ($ x 1,000)	2,356	1,420	662	635	277

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

110

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.40	12.35	12.43	12.66	12.92
Investment Operations:
Investment income—net[a]	.46	.48	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	.56	.09	(.06)	(.20)	(.18)
Total from Investment Operations	1.02	.57	.42	.28	.30
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.46)	(.52)	(.50)	(.51)	(.56)
Net asset value, end of period	12.96	12.40	12.35	12.43	12.66
Total Return (%)	8.44	4.90	3.43	2.23	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.67	.66	.66	.66
Ratio of net expenses to average net assets[c]	.66	.67	.66	.66	.66
Ratio of net investment income
to average net assets	3.68	4.02	3.87	3.83	3.81
Portfolio Turnover Rate	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	500,892	501,978	566,767	610,618	646,610

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.39	12.33	12.41	12.65	12.91
Investment Operations:
Investment income—net[a]	.44	.46	.46	.45	.46
Net realized and unrealized
gain (loss) on investments	.54	.09	(.07)	(.21)	(.19)
Total from Investment Operations	.98	.55	.39	.24	.27
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.45)	(.45)	(.45)
Dividends from net realized gain on investments	(.00)[b]	(.04)	(.02)	(.03)	(.08)
Total Distributions	(.43)	(.49)	(.47)	(.48)	(.53)
Net asset value, end of period	12.94	12.39	12.33	12.41	12.65
Total Return (%)	8.08	4.72	3.17	1.89	2.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.91	.91	.91
Ratio of net expenses to average net assets[c]	.92	.92	.91	.91	.91
Ratio of net investment income
to average net assets	3.42	3.76	3.63	3.59	3.57
Portfolio Turnover Rate	7.11	12.75	10.14	20.18	13.80
Net Assets, end of period ($ x 1,000)	9,385	2,563	1,442	1,295	3,586

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

112

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.45	.46	.47	.47	.47
Net realized and unrealized
gain (loss) on investments	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	.98	.75	.61	.31	.33
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.46)	(.47)	(.47)
Dividends from net realized gain on investments	—	—	—	—	(.03)
Total Distributions	(.45)	(.46)	(.46)	(.47)	(.50)
Net asset value, end of period	13.39	12.86	12.57	12.42	12.58
Total Return (%)	7.75	6.18	5.02	2.47	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.54	.52	.53	.54
Ratio of net expenses to average net assets	.52[b]	.54[b]	.52[b]	.50	.50
Ratio of net investment income
to average net assets	3.44	3.70	3.71	3.72	3.73
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	407,667	381,129	374,115	342,583	299,263

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.86	12.57	12.42	12.58	12.75
Investment Operations:
Investment income—net[a]	.42	.43	.44	.44	.44
Net realized and unrealized
gain (loss) on investments	.53	.29	.14	(.16)	(.14)
Total from Investment Operations	.95	.72	.58	.28	.30
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.43)	(.44)	(.44)
Dividends from net realized gain on investments	—	—	—	—	(.03)
Total Distributions	(.42)	(.43)	(.43)	(.44)	(.47)
Net asset value, end of period	13.39	12.86	12.57	12.42	12.58
Total Return (%)	7.49	5.92	4.76	2.21	2.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.79	.77	.78	.79
Ratio of net expenses to average net assets	.77[b]	.79[b]	.77[b]	.75	.75
Ratio of net investment income
to average net assets	3.20	3.45	3.47	3.48	3.49
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	8,143	9,096	8,574	9,024	9,854

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

114

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.89	12.60	12.45	12.61	12.78
Investment Operations:
Investment income—net[a]	.35	.37	.38	.35	.37
Net realized and unrealized
gain (loss) on investments	.53	.29	.14	(.14)	(.14)
Total from Investment Operations	.88	.66	.52	.21	.23
Distributions:
Dividends from investment income—net	(.35)	(.37)	(.37)	(.37)	(.37)
Dividends from net realized gain on investments	—	—	—	—	(.03)
Total Distributions	(.35)	(.37)	(.37)	(.37)	(.40)
Net asset value, end of period	13.42	12.89	12.60	12.45	12.61
Total Return (%)[b]	6.94	5.38	4.25	1.71	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.29	1.27	1.28	1.29
Ratio of net expenses to average net assets	1.27	1.29[c]	1.27[c]	1.25	1.25
Ratio of net investment income
to average net assets	2.69	2.95	2.97	2.96	2.99
Portfolio Turnover Rate	21.44	16.78	8.75	18.85	20.57
Net Assets, end of period ($ x 1,000)	20	19	18	17	165

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares†
BNY Mellon New York Intermediate	Year Ended	Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.16	10.71	10.81	10.75	10.74	10.89
Investment Operations:
Investment income—net[b]	.38	.25	.37	.38	.37	.35
Net realized and unrealized
gain (loss) on investments	.44	.45	(.09)	.07	.01	(.14)
Total from Investment Operations	.82	.70	.28	.45	.38	.21
Distributions:
Dividends from investment income—net	(.38)	(.25)	(.37)	(.38)	(.37)	(.35)
Dividends from net realized gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.38)	(.25)	(.38)	(.39)	(.37)	(.36)
Net asset value, end of period	11.60	11.16	10.71	10.81	10.75	10.74
Total Return (%)	7.45	6.58[d]	2.64	4.33	3.64	2.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72[e]	.75	.75	.76	.77
Ratio of net expenses to average net assets	.59	.59[e]	.59	.59	.59	.59
Ratio of net investment income
to average net assets	3.33	3.40[e]	3.49	3.56	3.46	3.26
Portfolio Turnover Rate	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	196,795	153,785	113,699	97,935	94,789	95,160

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

116

			Investor Shares†
BNY Mellon New York Intermediate	Year Ended	Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	August 31, 2010	August 31, 2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	11.17	10.72	10.82	10.76	10.75	10.90
Investment Operations:
Investment income—net[b]	.35	.23	.34	.35	.34	.33
Net realized and unrealized
gain (loss) on investments	.44	.45	(.08)	.08	.01	(.14)
Total from Investment Operations	.79	.68	.26	.43	.35	.19
Distributions:
Dividends from investment income—net	(.35)	(.23)	(.35)	(.36)	(.34)	(.33)
Dividends from net realized gain on investments	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]	(.01)
Total Distributions	(.35)	(.23)	(.36)	(.37)	(.34)	(.34)
Net asset value, end of period	11.61	11.17	10.72	10.82	10.76	10.75
Total Return (%)	7.17	6.40[d]	2.39[e]	4.07[e]	3.38[e]	1.76[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.96[f]	1.00	1.00	1.01	1.02
Ratio of net expenses to average net assets	.84	.84[f]	.84	.84	.84	.84
Ratio of net investment income
to average net assets	3.08	3.15[f]	3.24	3.31	3.21	3.00
Portfolio Turnover Rate	4.80	1.47[d]	6	17	13	16
Net Assets, end of period ($ x 1,000)	17,352	16,810	16,198	17,153	18,131	20,164

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	10.00
Investment Operations:
Investment income—net[b]	.50	.43
Net realized and unrealized
gain (loss) on investments	.95	2.19
Total from Investment Operations	1.45	2.62
Distributions:
Dividends from investment income—net	(.52)	(.39)
Dividends from net realized gain on investments	(.37)	(.01)
Total Distributions	(.89)	(.40)
Net asset value, end of period	12.78	12.22
Total Return (%)	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.87[d]
Ratio of net expenses to average net assets	.71[e]	.75[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.01	—
Ratio of net investment income
to average net assets	4.12	4.36[d]
Portfolio Turnover Rate	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

118

		Investor Shares
	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	10.00
Investment Operations:
Investment income—net[b]	.50	.42
Net realized and unrealized
gain (loss) on investments	.93	2.18
Total from Investment Operations	1.43	2.60
Distributions:
Dividends from investment income—net	(.49)	(.37)
Dividends from net realized gain on investments	(.37)	(.01)
Total Distributions	(.86)	(.38)
Net asset value, end of period	12.79	12.22
Total Return (%)	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	1.11[d]
Ratio of net expenses to average net assets	.95	.99[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.00[e]	—
Ratio of net investment income
to average net assets	4.00	4.48[d]
Portfolio Turnover Rate	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Funds 119

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets, subject to the liabilities, of BNY Hamilton Intermediate Tax-Exempt Fund, a series of BNY Hamilton Funds, Inc. (the “Intermediate Tax-Exempt Fund”) were transferred to BNY Mellon National Intermediate Municipal Bond Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Intermediate Tax-Exempt Fund received Class M and Investor shares, respectively, of the Acquiring Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Intermediate Tax—Exempt Fund at the time of the exchange.The exchange ratios for Class M and Investor shares are .769 and .771, respectively.The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $12.88 for Class M Shares and $12.86 for Investor Shares, and a total of 16,401,596 Class M shares and 44,887 Investor shares, representing net assets of $211,751,479 (including $3,851,505 net unrealized appreciation on investments) were issued to the Intermediate Tax-Exempt Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the Intermediate Tax-Exempt Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund

120

and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S. Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Funds 121

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of August 31, 2010 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair

Table 1.

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Quoted			Significant		Significant
		Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	1,676,720,990	—	—	—	1,676,720,990
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—	1,070,249,635	—	—	—	1,070,249,635
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	508,132,280	—	—	—	508,132,280
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	411,727,859	—	—	—	411,727,859
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—	212,200,967	—	—	—	212,200,967
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—	419,799,516	—	—	—	419,799,516
U.S. Government Agency	—	—	802,197	—	—	—	802,197
Other Financial Instruments†:
Futures	—	(1,245,078)	—	—	—	—	(1,245,078)
Swaps	—	—	1,526	(198,595)	—	—	(197,069)

†	Amounts shown represent unrealized appreciation (depreciation) at period end.

122

value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the funds’ financial statement disclosures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statement of Operations.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state.

Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2010, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010, and December 31, 2008 as to BNY Mellon New York Intermediate Tax-Exempt Bond Fund, remain subject to examination by the Internal Revenue Service and state taxing authorities.

The Funds 123

NOTES TO FINANCIAL STATEMENTS (continued)

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2010.

Table 3 summarizes BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2010.

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts,

the funds increased (decreased) accumulated undistributed investment income—net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5 Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing

Table 2.

	Undistributed	Undistributed	Undistributed	Unrealized	Capital Losses
	Tax Exempt	Ordinary	Capital Gains	Appreciation	Realized After
	Income ($)	Income ($)	(Losses) ($)	(Depreciation) ($)	October 31, 2009†
BNY Mellon National Intermediate
Municipal Bond Fund	325,122	8,104,647	—	108,194,170	—
BNY Mellon National Short-Term
Municipal Bond Fund	32,677	—	(1,275,018)	18,777,102	435,146
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	100,348	—	(2,277,946)	32,271,276	315,354
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	2,764	—	1,987,989	28,401,966	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	668	68,356	113,729	15,201,122	—
BNY Mellon Municipal Opportunities Fund	11,106	—	—	26,470,731	288,946

†	These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3.

Expiring in fiscal†	2014 ($)†	2015 ($)†	2016 ($)†	2017 ($)†	2018 ($)†	Total ($)
BNY Mellon National Short-Term
Municipal Bond Fund	439,406	501,053	99,584	62,757	172,218	1,275,018
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	—	—	—	—	2,277,946	2,277,946

†	If not applied, the carryovers expire in the above years.

124

of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowings. During the period ended August 31, 2010, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the BNY Mellon National Intermediate Municipal Bond Fund, .35% of

the BNY Mellon National Short-Term Municipal Bond Fund, .50% of the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of the BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of the BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund and .50% of the BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Table 4.

				Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2010	2009	2010	2009	2010	2009
BNY Mellon National Intermediate
Municipal Bond Fund	57,913,238	51,111,783	16,278	234,557	—	719,767
BNY Mellon National Short-Term
Municipal Bond Fund	14,122,455	6,803,661	48	—	—	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	18,775,417	20,588,777	137,629	241,773	—	1,560,902
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,937,145	13,827,343	—	—	—	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	6,346,621	3,368,658	—	—	1,642	3,509
BNY Mellon Municipal Opportunities Fund	7,155,802	2,868,487	4,895,650	128,811	87,202	—

Table 5.

			Accumulated	Accumulated
			Undistributed	Net Realized		Paid-in
		Investment Income—Net ($)		Gain (Loss) ($)		Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund			(301,505)	301,265		240
BNY Mellon National Short-Term Municipal Bond Fund			(52,969)	52,914		55
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			(61,844)	35,281		26,563
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			(1,889)	1,889		—
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			(17,469)	16,801		668
BNY Mellon Municipal Opportunities Fund			(87,094)	87,216		(122)

The Funds	125

NOTES TO FINANCIAL STATEMENTS (continued)

The Bank of NewYork Mellon had entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

For the BNY Mellon National Intermediate Municipal Bond Fund, the Investment Adviser has contractually agreed until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the Fund, excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .69% and .94%, respectively.

For BNY Mellon New York Intermediate Tax-Exempt Bond, the Investment Adviser has contractually agreed until September 30, 2011, to waive receipt of its fees and/or assume the expenses of the BNY fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses do not exceed .59%. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $240,614, during the period ended August 31, 2010.

For the BNY Mellon Municipal Opportunities Fund, the Investment Adviser had contractually agreed from October 15, 2008 through December 31, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses did not exceed .75%. This undertaking is no longer in effect.The reduction in investment advisory fee pursuant to the undertaking amounted to $1,423, during the period ended August 31, 2010.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2010, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $725 and $96, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts.The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor

126

shares and Dreyfus Premier shares were charged during the period ended August 31, 2010, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid for cash management charges.

Table 6.

BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	362
BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	75,381
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	3,536
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	16,847
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	20,924
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	48
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	42,898
BNY Mellon Municipal Opportunities
Fund (Investor Shares)	3,085

The funds compensate The Bank of New York Mellon under a cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2010 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits, also summarized in Table 7.

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2010, pursuant to the custody agreement.

Table 8.

BNY Mellon National Intermediate
Municipal Bond Fund	103,982
BNY Mellon National Short-Term
Municipal Bond Fund	59,348
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	39,994
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	31,329
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	15,190
BNY Mellon Municipal
Opportunities Fund	16,316

	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,757	19
BNY Mellon National Short-Term Municipal Bond Fund	72	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	96	1
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	571	6
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	1,996	22
BNY Mellon Municipal Opportunities Fund	33	—

The Funds 127

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2010, each fund was charged $4,648 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from theTrust an annual fee of $68,000 and an attendance fee of $7,500 for each in person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and swap transactions, during the period ended August 31, 2010.

Inverse Floater Securities: The BNY Mellon Municipal Opportunities Fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-

Table 9.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	490,926	53	7,151	17,441	673	—
BNY Mellon National Short-Term
Municipal Bond Fund	308,022	—	497	2,629	673	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	216,544	—	1,983	6,672	673	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	122,261	8	1,719	5,256	673	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	90,246	—	3,659	2,323	673	(22,750)
BNY Mellon Municipal Opportunities Fund	162,103	—	241	3,047	673	—

Table 10.

				Purchases ($)		Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund				777,198,334		635,313,673
BNY Mellon National Short-Term Municipal Bond Fund				630,196,262		131,210,573
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				35,440,837		45,964,197
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				94,239,899		84,980,776
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				39,698,379		8,588,889
BNY Mellon Municipal Opportunities Fund				409,702,705		249,152,476

128

term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the fund.

Fair value of derivative instruments as of August 31, 2010 is shown below:

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk	—	Interest rate risk[1,3]	(1,320,458)
Credit risk[2]	1,526	Credit risk[3]	(123,215)
Gross fair value of derivatives contracts	1,526		(1,443,673)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on swap contracts.
[3] Unrealized depreciation on swap contracts.

The effect of derivative instruments in the Statement of Operations during the period ended August 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Swaps[5]	Total
Interest rate	(3,777,087)	—	(3,777,087)
Credit	—	489	489
Total	(3,777,087)	489	(3,776,598)

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[6]	Swaps[7]	Total
Interest rate	(1,180,234)	(75,380)	(1,255,614)
Credit	—	(123,215)	(123,215)
Total	(1,180,234)	(198,595)	(1,378,829)

Statement of Operations location:
[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on swap transactions.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on swap transactions.

The Funds 129

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2010, was approximately $1,250,000, with a related weighted average annualized interest rate of .98%.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the BNY Mellon Municipal Opportunities Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Table 11 summarizes each relevant fund’s average market value and percentage of average net assets, during the period ended August 31, 2010.

Table 12 summarizes each relevant fund’s average notional value and percentage of average net assets of swap contracts outstanding for the period ended August 31, 2010:

Futures Contracts: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures contracts in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the funds with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default.

Table 11.

		Average
	Value ($)	Net Assets (%)
BNY Mellon Municipal Opportunities Fund
Interest Rate Futures Contracts	25,099,652	13.53

Table 12.

		Average
	Value ($)	Net Assets (%)
BNY Mellon Municipal Opportunities Fund
Interest rate swap contracts	2,307,692	1.24
Credit default swap contracts	2,307,692	1.24

130

Contracts open at August 31, 2010 are set forth each relevant fund’s in Statement of Financial Futures.

Swaps: The BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. Table 13 summarizes open interest rate swaps entered into by the BNY Mellon Municipal Opportunities Fund at August 31, 2010.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit

Table 13.

					Unrealized
	Reference		(Pay)/Receive		Appreciation
Notional Amount ($)	Entity/Currency	Counterparty ($)	Fixed Rate (%)	Expiration	(Depreciation) ($)

15,000,000	USD—3 Month Libor	Citibank	0.48	7/29/2020	(75,380)

The Funds 131

NOTES TO FINANCIAL STATEMENTS (continued)

events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counter-party risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Table 14 summarizes open credit default swaps entered into by the BNY Mellon Municipal Opportunities Fund at August 31, 2010.

Table 14.

					Upfront
			Implied		Premiums	Unrealized
	Notional	(Pay) Receive	Credit	Market	Receivable	Appreciation
Reference Obligation	Amount ($)[2]	Fixed Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($)	(Depreciation) ($)
Sale Contracts:[1]
Dow Jones CDX.NA.HY.14
Index 6/20/2015†	5,000,000[a]	1.00	2.34	(237,262)	(238,788)	1,526
Dow Jones CDX.NA.HY.14
Index 6/20/2020†	10,000,000[a]	1.00	2.45	(755,975)	(632,760)	(123,215)
Gross Unrealized Appreciation						1,526
Gross Unrealized Depreciation						(123,215)

† Expiration Date
Counterparties:
a Goldman, Sachs & Co.
1 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
[2] The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
[3] Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

132

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Table 15 summarizes accumulated net unrealized appreciation on investments for each fund at August 31, 2010.

Table 15.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,568,526,820	112,405,057	4,210,887	108,194,170
BNY Mellon National Short-Term Municipal Bond Fund	1,051,472,533	19,401,882	624,780	18,777,102
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	475,861,004	34,003,307	1,732,031	32,271,276
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	383,325,893	28,654,314	252,348	28,401,966
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	196,999,845	15,201,197	75	15,201,122
BNY Mellon Municipal Opportunities Fund	386,401,830	26,700,173	290	26,699,883

The Funds 133

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon NewYork IntermediateTax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund, each a series of BNY Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statement of financial futures as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, except for the BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund, which was for the eight-month period ended August 31, 2009.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the BNY Mellon New York IntermediateTax-Exempt Bond Fund, the financial highlights for each of the years in the three-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight

Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York IntermediateTax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund as of August 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2010

134

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $16,278 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $48 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $22,803 that is being designated as an ordinary income distribution for reporting purposes.Also the fund designates the maximum amount allowable but not less than $.0028 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.Where required by Federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also the fund designates the maximum amount allowable but not less than $.0001 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Funds 135

IMPORTANT TAX INFORMATION (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $328,993 that is being designated as an ordinary income distribution for reporting purposes. Also the fund designates the maximum amount allowable but not less than $.3649 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue

Code. Also the fund designates the maximum amount allowable but not less than $.0070 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

136

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 9-10, 2010, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services.The Board members also considered the re-approval of the Trust’s Administration Agreement with The Bank of NewYork Mellon for another one year term, pursuant to which The Bank of New York Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive operational and compliance infrastructure. They also considered that The Bank of New York Mellon provides the funds with administrative and accounting services pursuant to the Trust’s Administration Agreement.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses, total return performance and yield. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the fund’s bench-mark.The Board was provided with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon National Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).The Board also considered that BNY Mellon Fund Advisers contractually agreed, until

The Funds 137

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.69% and 0.94%, respectively.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was above the respective medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2010. The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for each of the reported periods, except 2007, and was equal to the median for the 1-year period ended January 31, 2007, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon National Short-Term Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (above the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the median of the Performance Group for the 1-year period, was above the medians for the 2-, 3- and 5-year periods and was equal to the median for the 4-year period, and was above the medians of the Performance Universe for the reported periods. The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for each of the reported periods, except 2003, and was equal to the median for the 1-year period ended January 31, 2003, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2002 through 2005, 2009 and 2010, was below the medians for each of the 1-year periods ended January 31st for 2006 and 2007 and was equal to the median for the 1-year period ended January 31, 2008.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by a mutual fund managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Fund”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

138

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratio of the funds in the Expense Group and in the Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile of the Expense Group and Expense Universe (above the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was above the medians for the Performance Group and Performance Universe for the reported periods ended January 31, 2010. The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2002 and 2003, and was above the medians for each of the 1-year periods ended January 31st for 2004 through 2010, and was above the medians of the Performance Universe for each of the 1-year periods ended 31st for each of the reported periods, except 2002, and was below the median for the 1-year period ended January 31, 2002.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund, nor other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted

that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the median of the Performance Group for the 1-year period and was above the medians for the 2-, 3-, 4-, 5- and 10-year periods, and was above the medians of the Performance Universe for the reported periods.The Board also noted that the fund’s yield was above the medians of the Performance Group for each of the 1-year periods ended January 31st for 2001 through 2008 and 2010 and was below the median for the 1-year period ended January 31, 2009, and was above the medians of the Performance Universe for each of the 1-year periods ended January 31st for each of the reported periods.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund, nor other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the second quartile of the Expense Group and Expense Universe (below the respective medians of the Expense Group and Expense Universe).The Board also considered that BNY Mellon Fund Advisers contractually agreed, until

The Funds 139

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class of the fund’s shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59%.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons.The Board noted that for periods ended January 31, 2010, the fund’s total return performance was below the medians of the Performance Group for the 1- and 10-year periods and was above the medians for the 2-, 3-, 4- and 5-year periods, and was below the median of the Performance Universe for 1-year period and was above the medians for the 2-, 3-, 4-, 5- and 10-year periods.The Board also noted that the fund’s yield was below the medians of the Performance Group for each of the 1-year periods ended January 31st for 2001 through 2003 and 2005 through 2010 and was above the median for the 1-year period ended January 31, 2004, and was below the medians of the Performance Universe for each of the 1-year periods ended January 31st for 2001, 2002 and 2006 and was above the medians for each of the 1-year periods ended January 31st for 2003 through 2005 and 2007 through 2010.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund, nor other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

BNY Mellon Municipal Opportunities Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quartile of the Expense Group and Expense Universe (above the respective medians of the Expense Group and Expense Universe). The Board considered the contractual undertaking by BNY Mellon Fund Advisers which reduced the fund’s total expenses for the measurement period from 0.87% to 0.75% for Class M shares and from 1.11% to 0.99% for Investor shares for the fund’s fiscal year ended August 31, 2009, and noted that this undertaking is no longer in effect.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was above the medians of the Performance Group and Performance Universe for the reported period ended January 31, 2010. The Board also noted that the fund’s yield was below the medians of the Performance Group and Performance Universe for the 1-year period ended January 31, 2010.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives and similar policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public account-

140

ing firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets.The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.The Board also noted the fee waiver and expense reimbursement arrangements pertaining to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund and their effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board was satisfied with each fund’s overall performance.

  With respect to BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Board was generally satisfied with each fund’s overall performance.

  With respect to BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund, the Board was satisfied with each fund’s performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relation- ship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds 141

BOARD MEMBERS INFORMATION (Unaudited)

142

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 143

OFFICERS OF THE TRUST (Unaudited)

144

The Funds 145

NOTES

For More Information

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

MFTAR0810-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT	August 31, 2010

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	31
Important Tax Information	32
Information About the Review
and Approval of Each Fund’s
Investment Advisory Agreement	33
Board Members Information	36
Officers of the Fund	38

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present to you this annual report for the BNY Mellon Funds Trust, covering the reporting period ended August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows.We have identified higher return opportunities in the stock and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and the global search for yield.As always, your portfolio manager is best-suited to help you evaluate and adjust your current asset allocations and potentially seize opportunities in this slow-growth economic context.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2010

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon Money Market Fund’s Class M shares produced a yield of 0.07%, and Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.07% and 0.00%, respectively.1

With economic growth moderating, inflationary pressures minimal and the overnight federal funds rate remaining unchanged in a range between 0.00% and 0.25% throughout the reporting period, yields of money market instruments stayed at historically low levels.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Money Market Yields Stayed at Historical Lows

The reporting period began in the midst of an economic recovery: after four consecutive quarters of contraction, U.S. GDP returned to growth during the third quarter of 2009, and the economy continued to expand throughout the reporting period. Although unemployment levels remained stubbornly high, manufacturing activity rebounded, helping to bolster confidence among consumers, businesses and investors. In addition, credit markets thawed in response to massive government intervention and improving investor confidence.

Still, the economic rebound generally has proved to be milder than most previous recoveries, and inflationary pressures have been negligible. In addition, during the spring of 2010, several new developments threatened the U.S. and global economic recoveries, causing economic growth to moderate between the first and second quarters of the year. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden, requiring intervention from the International Monetary Fund and the European Union. Robust economic growth and soaring property values in China seemed to spark local inflationary pressures, and investors worried that higher interest rates and other remedial measures might dampen a major engine of global growth. In the United States, mixed data regarding unemployment and housing markets suggested that these stubborn economic headwinds might continue to constrain already mild domestic growth.

In light of these ongoing challenges, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged from the historically low range it first established in December 2008. Longer-term interest rates generally trended downward over the course of the reporting period as credit markets continued to thaw and investors responded to reports of subpar economic growth and negligible inflationary pressures.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Maintaining a Conservative Posture

We proceeded cautiously in this challenging environment. Early in the reporting period, relatively narrow yield differences along the market’s maturity spectrum gave us little incentive to purchase longer-dated money market instruments, resulting in a weighted average maturity that was shorter than historical and industry averages.We found a number of opportunities early in the reporting period among short-term taxable municipal securities—including those issued as part of the federal Build America Bonds program—that further contributed to the fund’s relatively short weighted average maturity.

However, the fund’s weighted average maturity gradually increased over the remainder of the reporting period as we redeployed assets away from taxable municipal securities, and steeper yield differences along the market’s maturity range during the summer of 2010 produced more opportunities to pick up additional yield among longer-dated money market instruments.

Safety and Liquidity Remain Paramount

Although we remain concerned regarding recent economic weakness, we do not expect a return to recessionary conditions. Indeed, inflationary pressures have remained minimal, and the Fed has repeatedly indicated that it is likely to keep short-term interest rates near historical lows for an extended period in order to stimulate higher rates of economic growth. Therefore, as we have for some time, we believe the prudent course continues to be a conservative investment strategy with an emphasis on preservation of capital and liquidity.

September 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.05%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.05% and 0.00%, respectively.1

Money market yields remained at historical lows as U.S. economic growth moderated and inflationary pressures remained negligible, prompting the Federal Reserve Board (the “Fed”) to maintain an aggressively accommodative monetary policy. Robust demand for a limited supply of tax-exempt money market instruments also contributed to low yields.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

Money Market Yields Hovered Near Historical Lows

Manufacturing activity continued to rebound early in the reporting period, helping to bolster confidence among consumers, businesses and investors. Still, the economic recovery throughout the reporting period proved to be milder than most previous recoveries, as unemployment remained stubbornly high and housing markets have yet to recover meaningfully. Indeed, the domestic economic growth rate, while still positive, moderated in the second quarter of 2010 compared to the first quarter of the year.

The U.S. and global economies were constrained by several new influences during the reporting period, including turmoil in European sovereign debt markets and inflationary pressures in China.These global developments added to ongoing economic concerns regarding lackluster consumer spending and high unemployment levels in the United States. In light of these challenges, the Fed retained the aggressively accommodative monetary policy it first established in December 2008.

In the municipal securities market, the supply of variable-rate demand notes (VRDNs) and tender option bonds remained relatively low, due mainly to tighter lending restrictions and credit-rating downgrades. Instead, issuers continued to turn to longer-term bonds, including securities through the federally subsidized Build America Bonds program, which diverted a substantial amount of new municipal issuance to the taxable bond market. Meanwhile, demand for tax-exempt money market instruments remained robust from investors concerned about potential tax increases, putting additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities continued to face fiscal challenges stemming from reduced tax receipts and greater demand for services, further limiting the supply of instruments meeting our investment criteria.

Maintaining a Conservative Investment Posture

We proceeded cautiously in this challenging environment, focusing primarily on high-quality municipal obligations. Over the course of the reporting period,

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

we found opportunities meeting our investment criteria at the shorter end of the market’s maturity spectrum, where we gradually increased the fund’s holdings of VRDNs on which yields are reset daily or weekly. Conversely, the fund’s exposure to tax-exempt commercial paper and municipal notes declined modestly. However, we continued to find opportunities for what we believed were relatively attractive yields among municipal notes when California and Florida came to market with new issues at prices designed to attract investor interest in these economically hard-hit states.

We set the fund’s weighted average maturity in a range that was roughly in line with industry averages. In addition, we prepared the fund for new Securities and Exchange Commission regulations that took effect during the reporting period, including a reduction in the fund’s maximum weighted average maturity from 90 days to 60 days.

Safety and Liquidity Remain Paramount

The Fed repeatedly has indicated that it is likely to keep short-term interest rates near historical lows for an extended period to stimulate stronger economic growth. Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity.

However, we expect the supply of newly issued tax-exempt money market instruments to trend higher in the months ahead, which could support higher yields.We also are mindful that when the Fed eventually begins to raise the federal funds rate, a relatively defensive maturity-management strategy may enable the fund to capture higher yields more quickly as they become available, and we are prepared to adjust the fund’s duration management strategy as market conditions evolve.

September 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term municipal securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.46	$ 1.81
Ending value (after expenses)	$1,000.30	$1,000.00
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.46	$ 1.87
Ending value (after expenses)	$1,000.40	$1,000.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.48	$ 1.84
Ending value (after expenses)	$1,023.74	$1,023.39
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.48	$ 1.89
Ending value (after expenses)	$1,023.74	$1,023.34

† Expenses are equal to the BNY Mellon Money Market Fund’s annualized expense ratio of .29% for Class M and .36% for Investor Shares and BNY Mellon National
Municipal Money Market Fund, .29% for Class M and .37% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds	7

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon Money Market Fund

Principal			Principal
Bond Anticipation Notes—2.5% Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Groton CT
0.75%, 1/26/11	15,400,000	15,410,468
Winchester MA
1.00%, 12/30/10	12,020,000	12,040,417
Total Bond Anticipation Notes
(cost $27,450,885)		27,450,885

Negotiable Bank Certificates
of Deposit—2.3%
Fortis Bank SA/NV (Yankee)
0.47%, 11/2/10
(cost $25,000,000)	25,000,000	25,000,000

Commercial Paper—44.2%
Abbey National NA
0.43%—0.73%,
9/27/10—2/25/11	45,000,000	44,920,453
Argento Variable Funding LLC
0.38%, 10/28/10	20,000,000 [a]	19,987,967
Banco Bilbao
Vizcaya Argentaria
0.64%—0.75%,
9/22/10—2/7/11	43,000,000 [a]	42,916,346
Bank of Nova Scotia
0.19%, 9/1/10	40,000,000	40,000,000
Barclays Bank PLC
0.60%, 12/21/10	25,000,000	24,953,750
CRC Funding
0.52%, 9/15/10	25,000,000 [a]	24,994,944
Crown Point Capital Co. LLC
0.55%, 11/2/10	25,000,000 [a]	24,976,319
Fortis Funding LLC
0.20%, 9/1/10	25,000,000 [a]	25,000,000
Govco
0.62%, 11/16/10	20,000,000 [a]	19,973,822
Intesa Funding LLC
0.50%—0.61%,
9/8/10—10/6/10	50,000,000	49,982,743

Lloyds TSB Bank
0.21%, 9/1/10	20,000,000	20,000,000
Natexis U.S. Financial Co.
0.65%, 9/1/10	25,000,000	25,000,000
Natixis
0.17%, 9/1/10	25,000,000 [a]	25,000,000
Skandinaviska Enskilda Banken
0.39%, 10/13/10	25,000,000 [a]	24,988,625
Societe Generale N.A. Inc.
0.23%, 9/1/10	50,000,000	50,000,000
Unicredit U.S. Finance Inc.
0.60%, 10/1/10	20,000,000 [a]	19,990,000
Total Commercial Paper
(cost $482,684,969)		482,684,969

Commercial Paper–
Municipal—9.1%
Rutgers State University NJ
0.68%, 9/8/10	34,600,000	34,600,000
Tennessee
0.38%—0.43%, 9/8/10	14,927,000	14,927,000
Tennessee School Bond Authority
0.35%, 9/14/10	7,325,000	7,325,000
Vermont Economic
Development Authority
0.47%, 10/12/10	42,300,000	42,300,000
Total Commercial Paper—Municipal
(cost $99,152,000)		99,152,000

General Obligation Notes—3.8%
Hudson County NJ
Improvement Authority
2.25%, 8/31/11	14,700,000	14,808,189
Kent County MI
1.00%, 4/1/11	27,000,000	27,040,383
Total General Obligation Notes
(cost $41,848,572)		41,848,572

8

BNY Mellon Money Market Fund (continued)

Variable Rate	Principal			Principal
Demand Notes—38.0%	Amount ($)	Value ($)		Amount ($)	Value ($)

Andrew W. Mellon Foundation NY			Nassau County NY Industrial
0.35%, 9/7/10	23,950,000 [b]	23,950,000	Development Authority
Athens Clarke County GA			0.60%, 9/7/10	4,875,000 [b]	4,875,000
0.25%, 9/1/10	5,480,000 [b]	5,480,000	New Mexico Finance Authority
Chicago IL Midway Airport			0.28%, 9/7/10	10,000,000 [b]	10,000,000
0.25%—0.29%, 9/1/10	21,475,000 [b]	21,475,000	New York City NY Housing
Cleveland OH Airport System			Development Corporation
0.29%—0.36%, 9/7/10	8,370,000 [b]	8,370,000	0.29%, 9/7/10	7,730,000 [b]	7,730,000
Colorado Educational and			New York City NY Housing
Cultural Facilities Authority			Development Corporation
0.34%, 9/7/10	44,627,000 [b]	44,627,000	0.37%, 9/7/10	37,565,000 [b]	37,565,000
Denver CO			New York City
0.45%, 9/7/10	20,000,000 [b]	20,000,000	NY Transitional
Fulton County GA			Finance Authority
0.45%, 9/7/10	2,400,000 [b]	2,400,000	0.39%, 9/7/10	48,500,000 [b]	48,500,000
Greensboro NC			Palm Bay FL
0.35%, 9/7/10	7,735,000 [b]	7,735,000	0.50%, 9/7/10	34,195,000 [b]	34,195,000
Indiana Health and			Portland ME
Educational Facility			0.35%, 9/7/10	30,100,000 [b]	30,100,000
0.60%, 9/7/10	35,000,000 [b]	35,000,000	Roanoke Rapids NC
Meharry Medical College TN			0.35%, 9/7/10	10,820,000 [b]	10,820,000
0.45%, 9/7/10	6,565,000 [b]	6,565,000	Texas
Michigan Strategic Fund			0.35%, 9/7/10	19,780,000 [b]	19,780,000
0.33%, 9/7/10	13,500,000 [b]	13,500,000	Total Variable Rate
Minnesota Higher Education			Demand Notes
Coordinating Board			(cost $415,667,000)		415,667,000
0.28%, 9/7/10	11,000,000 [b]	11,000,000	Total Investments
Missouri Development Finance Board			(cost $1,091,803,426)	99.9%	1,091,803,426
0.39%, 9/7/10	5,400,000 [b]	5,400,000
			Cash and Receivables (Net)	.1%	1,279,828
Missouri Development Finance Board
0.45%, 9/7/10	6,600,000 [b]	6,600,000	Net Assets	100.0%	1,093,083,254

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities amounted to $227,828,023 or 20.8% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	40.1	City-Municipal General Obligations	5.3
Education	7.5	Housing	4.1
Asset-Backed/Multi-Seller Programs	6.4	Health Care	3.8
State General Obligations	5.6	Other	21.7
Special Tax	5.4		99.9

† Based on net assets.
See notes to financial statements.

The Funds	9

STATEMENT OF INVESTMENTS

August 31, 2010

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—99.9%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.6%
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health
System, Inc.) (LOC; Bank of Nova Scotia)	0.28	9/7/10	25,000,000 [a]	25,000,000
California—8.7%
California Infrastructure and Economic Development Bank,
Revenue, Refunding (Los Angeles County Museum of
Natural History Foundation) (LOC; Allied Irish Banks)	1.00	9/1/10	17,000,000 [a]	17,000,000
California School Cash Reserve Program Authority, Revenue	2.50	12/30/10	23,025,000	23,137,422
California School Cash Reserve Program Authority, Revenue	2.00	6/1/11	30,860,000	31,111,486
California Statewide Communities Development Authority,
Revenue (John Muir Health) (LOC; UBS AG)	0.27	9/7/10	10,000,000 [a]	10,000,000
California Statewide Communities Development
Authority, Revenue, CP (Kaiser Permanente)	0.37	3/10/11	25,000,000	25,000,000
Los Angeles, GO Notes, TRAN	2.00	5/31/11	29,000,000	29,257,626
Colorado—2.9%
Colorado School of Mines Board of Trustees,
Enterprise Revenue, Refunding (LOC; Dexia Credit Locale)	0.32	9/7/10	26,325,000 [a]	26,325,000
Commerce City Northern Infrastructure General
Improvement District, GO Notes (LOC; U.S. Bank NA)	0.31	9/7/10	6,150,000 [a]	6,150,000
Commerce City Northern Infrastructure General Improvement
District, GO Notes, Refunding (LOC; U.S. Bank NA)	0.31	9/7/10	9,390,000 [a]	9,390,000
Parker Automotive Metropolitan
District, GO Notes (LOC; U.S. Bank NA)	0.31	9/7/10	3,200,000 [a]	3,200,000
Connecticut—.4%
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	0.22	9/1/10	6,000,000 [a]	6,000,000
Delaware—.7%
Delaware Health Facilities Authority,
Revenue (Christiana Care Health Services)	0.23	9/1/10	10,500,000 [a]	10,500,000
District of Columbia—2.9%
District of Columbia, GO Notes, Refunding (LOC; TD Bank)	0.32	9/7/10	5,900,000 [a]	5,900,000
District of Columbia, Multimodal Revenue
(Medlantic/Helix Issue) (LOC; Wachovia Bank)	0.25	9/1/10	38,400,000 [a]	38,400,000
Florida—9.2%
Alachua County Health Facilities Authority, Continuing
Care Retirement Community Revenue (Oak Hammock
at the University of Florida Project) (LOC; Bank of Scotland)	0.27	9/1/10	200,000 [a]	200,000
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/11	21,575,000	22,165,866
Jacksonville, Transportation Revenue (LOC; Wachovia Bank)	0.29	9/7/10	13,000,000 [a]	13,000,000
Jacksonville Health Facilities Authority, HR, Refunding
(Baptist Medical Center Refunding) (LOC; Bank of America)	0.25	9/1/10	12,700,000 [a]	12,700,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Orange County Health Facilities Authority, HR (Orlando
Regional Healthcare System) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.30	9/1/10	11,580,000 [a]	11,580,000
Orlando Utilities Commission, Utility System Revenue
(Liquidity Facility; Banco Bilbao Vizcaya Argenteria)	0.30	9/7/10	50,000,000 [a]	50,000,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.39	9/7/10	1,155,000 [a]	1,155,000
Polk County Industrial Development Authority,
Health Care Facilities Revenue, Refunding
(Winter Haven Hospital Project) (LOC; PNC Bank)	0.29	9/7/10	10,200,000 [a]	10,200,000
Port Orange, Revenue (Palmer College of
Chiropractic Florida Project) (LOC; ABN-AMRO)	0.31	9/7/10	8,770,000 [a]	8,770,000
Tohopekaliga Water Authority, Utility System Revenue
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.30	9/7/10	12,800,000 [a]	12,800,000
Georgia—4.1%
Clayton County Housing Authority, MFHR, Refunding
(Chateau Forest Apartments Project) (Insured; Assured
Guaranty Municipal Corp. and Liquidity Facility; Societe Generale)	1.10	9/7/10	6,530,000 [a]	6,530,000
Gainesville and Hall County Hospital Authority, RAC (Northeast
Georgia Health System, Inc. Project) (LOC; Wells Fargo Bank)	0.25	9/1/10	15,700,000 [a]	15,700,000
Main Street Natural Gas, Inc., Gas Project
Revenue (LOC; Royal Bank of Canada)	0.31	9/7/10	20,000,000 [a]	20,000,000
Metropolitan Atlanta Rapid Transit Authority, Sales Tax
Revenue (Second Indenture Series) (LOC: Bayerische
Landesbank and Westdeutsche Landesbank)	0.27	9/7/10	10,000,000 [a]	10,000,000
Municipal Electric Authority of Georgia, Project One
Subordinated Bonds (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Dexia Credit Locale)	0.35	9/7/10	11,200,000 [a]	11,200,000
Hawaii—.3%
Hawaii Housing Finance and Development Corporation,
MFHR (Lokahi Ka’u) (Liquidity Facility; FHLMC)	0.29	9/7/10	5,200,000 [a]	5,200,000
Idaho—.6%
Coeur D’Alene Tribe, Revenue (LOC; Bank of America)	0.31	9/7/10	9,200,000 [a]	9,200,000
Illinois—6.6%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.31	9/7/10	14,750,000 [a]	14,750,000
Chicago, Second Lien Water Revenue,
Refunding (LOC; State Street Bank and Trust Co.)	0.32	9/7/10	3,200,000 [a]	3,200,000
Chicago O’Hare International Airport, General Airport
Third Lien Revenue (LOC; Dexia Credit Locale)	0.31	9/7/10	30,000,000 [a]	30,000,000
Illinois Educational Facilities Authority, Revenue (ACI/Cultural
Pooled Financing Program) (LOC; Bank of America)	0.31	9/7/10	10,790,000 [a]	10,790,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority, PCR, Refunding (Commonwealth
Edison Company Project) (LOC; JPMorgan Chase Bank)	0.31	9/7/10	8,305,000 [a]	8,305,000
Illinois Finance Authority, Revenue
(OSF Healthcare System) (LOC; National City Bank)	0.26	9/7/10	7,100,000 [a]	7,100,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.28	9/1/10	10,500,000 [a]	10,500,000
Illinois Finance Authority, Revenue, Refunding
(Bradley University) (LOC; PNC Bank NA)	0.26	9/7/10	8,600,000 [a]	8,600,000
Illinois Finance Authority, Student Housing Revenue
(Collegiate Housing Foundation-DeKalb, L.L.C. Project
at Northern Illinois University) (LOC; Banco Santander)	0.40	9/7/10	9,825,000 [a]	9,825,000
Indiana—1.2%
Indiana Finance Authority, Revenue
(Ascension Health Senior Credit Group)	0.26	9/7/10	10,000,000 [a]	10,000,000
Lawrenceburg, PCR, Refunding (Indiana Michigan
Power Company Project) (LOC; Royal Bank of Scotland)	0.35	9/7/10	8,600,000 [a]	8,600,000
Iowa—1.8%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; Allied Irish Banks)	0.25	9/1/10	12,365,000 [a]	12,365,000
Iowa Higher Education Loan Authority, Private College Facility
Revenue (Des Moines University Project) (LOC; Allied Irish Banks)	2.75	9/1/10	15,855,000 [a]	15,855,000
Louisiana—1.3%
East Baton Rouge Parish, Road and Street Improvement
Sales Tax Revenue, Refunding (LOC; Dexia Credit Locale)	0.40	9/7/10	20,000,000 [a]	20,000,000
Maryland—2.2%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital
Acquisition Program) (LOC; Bayerische Landesbank)	0.37	9/7/10	10,400,000 [a]	10,400,000
Howard County, Revenue, Refunding (Glenelg
Country School, Inc. Facility) (LOC; PNC Bank NA)	0.29	9/7/10	10,225,000 [a]	10,225,000
Maryland Health and Higher Educational Facilities
Authority, Revenue (University of Maryland
Medical System Issue) (LOC; Bank of America)	0.27	9/7/10	13,330,000 [a]	13,330,000
Massachusetts—.7%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	0.31	9/1/10	2,000,000 [a]	2,000,000
Massachusetts Development Finance Agency,
Revenue (Worcester Polytechnic Institute) (LOC; TD Bank)	0.27	9/7/10	1,500,000 [a]	1,500,000
Massachusetts Water Resources Authority,
Multi-Modal Subordinated General Revenue,
Refunding (LOC; Landesbank Baden-Wurttemberg)	0.25	9/1/10	8,000,000 [a]	8,000,000
Michigan—.7%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.31	9/7/10	8,580,000 [a]	8,580,000

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Michigan Strategic Fund, LOR, Refunding (Waterfront
Reclamation and Development Project) (LOC; Deutsche Bank AG)	0.29	9/7/10	2,810,000 [a]	2,810,000
Minnesota—1.3%
Minnesota Higher Education Facilities Authority, Revenue
(Gustavus Adolphus College) (LOC; Allied Irish Banks)	0.28	9/7/10	13,450,000 [a]	13,450,000
Saint Paul Housing and Redevelopment Authority, Revenue
(Minnesota Public Radio Project) (LOC; Allied Irish Banks)	2.75	9/1/10	6,115,000 [a]	6,115,000
New Hampshire—.8%
New Hampshire Housing Finance Authority, MFHR, Refunding
(EQR-Bond Partnership— Manchester Project) (LOC; FNMA)	0.26	9/7/10	12,700,000 [a]	12,700,000
New Jersey—2.0%
Hudson County Improvement Authority, County
Guaranteed Pooled Notes (Local Unit Loan Program)	1.50	8/31/11	30,450,000	30,694,026
New Jersey Turnpike Authority, Turnpike
Revenue (LOC; Bank of Nova Scotia)	0.23	9/7/10	500,000 [a]	500,000
New Mexico—1.3%
Alamogordo, Hospital Improvement Revenue, Refunding (Gerald
Champion Regional Medical Center Project) (LOC; Bank of America)	0.31	9/7/10	20,000,000 [a]	20,000,000
New York—15.3%
Long Island Power Authority, Electric System
Subordinated Revenue (LOC: Bayerische
Landesbank and Westdeutsche Landesbank)	0.27	9/1/10	17,595,000 [a]	17,595,000
Metropolitan Transportation Authority, Dedicated Tax
Fund Revenue, Refunding (LOC; KBC Bank)	0.26	9/7/10	14,250,000 [a]	14,250,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.24	9/1/10	17,800,000 [a]	17,800,000
New York City, GO Notes (LOC; TD Bank)	0.25	9/7/10	12,345,000 [a]	12,345,000
New York City, GO Notes (LOC; Westdeutsche Landesbank)	0.24	9/1/10	11,000,000 [a]	11,000,000
New York City Housing Development Corporation,
MFMR (The Crest Project) (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.32	9/7/10	17,010,000 [a]	17,010,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility: California State Teachers
Retirement System and State Street Bank and Trust Co.)	0.26	9/1/10	30,000,000 [a]	30,000,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Dexia Credit Locale)	0.26	9/1/10	17,100,000 [a]	17,100,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (Liquidity Facility; Dexia Credit Locale)	0.36	9/7/10	12,755,000 [a]	12,755,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (LOC; Bank of Nova Scotia)	0.25	9/7/10	16,000,000 [a]	16,000,000
New York City Transitional Finance Authority,
Revenue (New York City Recovery) (Liquidity
Facility; Landesbank Baden-Wurttemberg)	0.24	9/1/10	29,000,000 [a]	29,000,000

The Funds 13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Liberty Development Corporation,
Multi-Modal Liberty Revenue (World Trade Center Project)	0.50	1/18/11	30,600,000	30,600,000
New York Local Government Assistance Corporation, Subordinate
Lien Revenue, Refunding (Insured; Assured Guaranty Municipal
Corp. and Liquidity Facility; Westdeutsche Landesbank)	0.33	9/7/10	11,950,000 [a]	11,950,000
North Carolina—.8%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Union Regional Medical
Center Project) (LOC; Wells Fargo Bank)	0.31	9/7/10	13,000,000 [a]	13,000,000
Ohio—1.9%
Cleveland-Cuyahoga County Port Authority, Cultural Facility
Revenue (The Cleveland Museum of Art Project)
(Liquidity Facility; JPMorgan Chase Bank)	0.26	9/7/10	20,000,000 [a]	20,000,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	0.27	9/7/10	9,500,000 [a]	9,500,000
Oregon—1.9%
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.26	9/1/10	28,800,000 [a]	28,800,000
Pennsylvania—14.2%
Allegheny County Hospital Development Authority, Revenue
(University of Pittsburgh Medical Center) (LOC; Deutsche Bank AG)	0.23	9/7/10	15,000,000 [a]	15,000,000
Allegheny County Hospital Development Authority, Revenue
(University of Pittsburgh Medical Center) (LOC; PNC Bank NA)	0.24	9/7/10	7,500,000 [a]	7,500,000
Allegheny County Industrial Development Authority, Revenue
(The Watson Institute Friendship Academy Project) (LOC; PNC Bank)	0.29	9/7/10	3,750,000 [a]	3,750,000
Allegheny County Industrial Development Authority,
Senior Health and Housing Facilities Revenue
(Longwood at Oakmont, Inc.) (LOC; Allied Irish Banks)	2.15	9/1/10	16,160,000 [a]	16,160,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Bank of Nova Scotia)	0.28	9/7/10	30,000,000 [a]	30,000,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Citibank NA)	0.28	9/7/10	12,600,000 [a]	12,600,000
Lancaster County, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; Royal Bank of Canada)	0.30	9/7/10	20,695,000 [a]	20,695,000
Lower Merion School District, GO Notes
(LOC; State Street Bank and Trust Co.)	0.28	9/7/10	8,400,000 [a]	8,400,000
Luzerne County, GO Notes (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; JPMorgan Chase Bank)	0.30	9/7/10	56,500,000 [a]	56,500,000
Luzerne County Industrial Development Authority, Revenue
(The Methodist Homes for the Aging of the Wyoming
Conference Project) (LOC; Banco Santander)	0.40	9/7/10	15,055,000 [a]	15,055,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania State University, Revenue
(Liquidity Facility; JPMorgan Chase Bank)	0.25	9/7/10	25,000,000 [a]	25,000,000
Pittsburgh Water and Sewer Authority, Water and Sewer
System First Lien Revenue, Refunding (LOC; PNC Bank NA)	0.26	9/7/10	9,000,000 [a]	9,000,000
South Carolina—.6%
South Carolina Jobs-Economic Development
Authority, HR, Refunding (Tuomey Regional
Medical Center) (LOC; Wells Fargo Bank)	0.29	9/7/10	10,000,000 [a]	10,000,000
Tennessee—1.3%
Tennessee, CP	0.30	11/9/10	20,000,000	20,000,000
Texas—5.5%
Harris County Flood Control District, CP
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.30	9/1/10	50,000,000	50,000,000
Harris County Health Facilities Development Corporation,
HR (Baylor College of Medicine) (LOC; Wachovia Bank)	0.25	9/1/10	6,800,000 [a]	6,800,000
Travis County Health Facilities Development Corporation,
Retirement Facilities Revenue (Longhorn Village
Project) (LOC; Bank of Scotland)	0.27	9/7/10	28,400,000 [a]	28,400,000
Utah—.2%
Utah Housing Corporation, MFHR (Timbergate
Apartments Project) (LOC; FHLMC)	0.31	9/7/10	3,125,000 [a]	3,125,000
Vermont—1.2%
Vermont Educational and Health Buildings Financing
Agency, HR (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.25	9/1/10	6,865,000 [a]	6,865,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont
Medical Center Project) (LOC; TD Bank)	0.25	9/1/10	1,000,000 [a]	1,000,000
Vermont Housing Finance Agency, Student Housing
Facilities Revenue (West Block University of
Vermont Apartments Project) (LOC; Scotia Bank)	0.40	9/7/10	10,000,000 [a]	10,000,000
Virginia—1.7%
Albemarle County Economic Development
Authority, HR (Martha Jefferson Hospital)
(LOC; Branch Banking and Trust Co.)	0.29	9/7/10	5,900,000 [a]	5,900,000
Clarke County Industrial Development Authority,
Hospital Facility Revenue (Winchester Medical
Center, Inc.) (Insured; Assured Guaranty
Municipal Corp. and and Liquidity Facility;
Branch Banking and Trust Co.)	0.31	9/7/10	1,000,000 [a]	1,000,000
Fairfax County Economic Development Authority, Revenue
(Public Broadcasting Service Project) (LOC; Bank of America)	0.27	9/7/10	11,720,000 [a]	11,720,000

The Funds 15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.29	9/7/10	8,200,000 [a]	8,200,000
Washington—2.2%
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	0.31	9/7/10	30,000,000 [a]	30,000,000
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.29	9/7/10	4,400,000 [a]	4,400,000
Wisconsin—1.8%
Wisconsin Health and Educational Facilities Authority,
Revenue (Alverno College Project) (LOC; Allied Irish Banks)	2.75	9/1/10	6,200,000 [a]	6,200,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Saint Luke’s Medical Center Project) (LOC; KBC Bank)	0.30	9/7/10	21,100,000 [a]	21,100,000

Total Investments (cost $1,550,041,426)			99.9%	1,550,041,426
Cash and Receivables (Net)			.1%	1,233,952
Net Assets			100.0%	1,551,275,378

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	83.2
F2		VMIG2,MIG3,P2		SP2,A2	1.0
AAA,AA,Ab		Aaa,Aa,Ab		AAA,AA,Ab	15.2
Not Rated[c]		Not Rated[c]		Not Rated[c]	.6
					100.0

† Based on total investments.
b Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 17

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2010

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†	1,091,803,426	1,550,041,426
Cash	1,169,448	4,566,046
Interest receivable	456,834	1,116,977
Prepaid expenses	18,111	16,284
	1,093,447,819	1,555,740,733
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	158,745	216,060
Due to Administrator—Note 3(a)	119,649	166,636
Payable for investment securities purchased	—	3,984,286
Accrued expenses	86,171	98,373
	364,565	4,465,355
Net Assets ($)	1,093,083,254	1,551,275,378
Composition of Net Assets ($):
Paid-in capital	1,093,087,149	1,552,826,398
Accumulated net realized gain (loss) on investments	(3,895)	(1,551,020)
Net Assets ($)	1,093,083,254	1,551,275,378
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,092,770,774	1,551,274,271
Shares Outstanding	1,092,774,664	1,552,826,204
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	312,480	1,107
Shares Outstanding	312,485	1,109
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	1,091,803,426	1,550,041,426

See notes to financial statements.

18

STATEMENTS OF OPERATIONS

Year Ended August 31, 2010

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	5,250,379	5,346,336
Expenses:
Investment advisory fee—Note 3(a)	2,166,666	2,435,297
Administration fee—Note 3(a)	1,813,893	2,038,296
Custodian fees—Note 3(b)	132,188	114,312
Trustees’ fees and expenses—Note 3(c)	98,351	100,820
Professional fees	47,572	47,236
Registration fees	26,749	26,795
Treasury insurance expense—Note 2(f)	23,854	43,056
Prospectus and shareholders’ reports	14,561	6,922
Shareholder servicing costs—Note 3(b)	2,054	31
Miscellaneous	34,003	49,406
Total Expenses	4,359,891	4,862,171
Less—reduction in expenses due to undertaking—Note 3(a)	(132,808)	(236,316)
Less—reduction in fees due to earnings credits—Note 2(b)	(6,608)	—
Net Expenses	4,220,475	4,625,855
Investment Income—Net	1,029,904	720,481
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	1,161	—
Net Increase in Net Assets Resulting from Operations	1,031,065	720,481

See notes to financial statements.

The Funds 19

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2010	2009	2010	2009
Operations ($):
Investment income—net	1,029,904	18,010,555	720,481	16,894,482
Net realized gain (loss) from investments	1,161	(5,056)	—	(499,770)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,031,065	18,005,499	720,481	16,394,712
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,029,904)	(18,018,849)	(720,481)	(16,894,476)
Investor Shares	—	(18,655)	—	(6)
Total Dividends	(1,029,904)	(18,037,504)	(720,481)	(16,894,482)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	2,172,447,209	2,900,077,126	3,010,169,507	4,077,069,214
Investor Shares	132,684	798,722	—	—
Dividends reinvested:
Class M Shares	80	1,447	70	5,127
Investor Shares	—	18,653	—	6
Cost of shares redeemed:
Class M Shares	(3,014,416,869)	(2,141,172,968)	(3,229,503,661)	(3,935,897,580)
Investor Shares	(1,520,918)	(704,556)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(843,357,814)	759,018,424	(219,334,084)	141,176,767
Total Increase (Decrease) In Net Assets	(843,356,653)	758,986,419	(219,334,084)	140,676,997
Net Assets ($):
Beginning of Period	1,936,439,907	1,177,453,488	1,770,609,462	1,629,932,465
End of Period	1,093,083,254	1,936,439,907	1,551,275,378	1,770,609,462

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Class M Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.012	.037	.050	.043
Distributions:
Dividends from investment income—net	(.001)	(.012)	(.037)	(.050)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.07	1.24	3.72	5.16	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.33	.30	.30	.31
Ratio of net expenses to average net assets	.29	.33[a]	.30[a]	.30[a]	.31
Ratio of net investment income to average net assets	.07	1.08	3.53	5.04	4.29
Net Assets, end of period ($ x 1,000)	1,092,771	1,934,739	1,175,866	843,242	754,727

a Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.010	.034	.048	.040
Distributions:
Dividends from investment income—net	(.000)[a]	(.010)	(.034)	(.048)	(.040)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.99	3.47	4.89	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.58	.55	.55	.56
Ratio of net expenses to average net assets	.38	.58[c]	.55[c]	.55[c]	.56
Ratio of net investment income to average net assets	.00[b]	.97	3.39	4.80	4.09
Net Assets, end of period ($ x 1,000)	312	1,701	1,588	1,354	890

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

			Class M Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.024	.033	.028
Distributions:
Dividends from investment income—net	(.000)[a]	(.008)	(.024)	(.033)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.05	.79	2.39	3.40	2.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.35	.31	.30	.32
Ratio of net expenses to average net assets	.28	.34	.28	.30[b]	.31
Ratio of net investment income to average net assets	.04	.80	2.24	3.35	2.86
Net Assets, end of period ($ x 1,000)	1,551,274	1,770,608	1,629,931	940,257	734,525

a	Amount represents less than $.001 per share.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.021	.031	.026
Distributions:
Dividends from investment income—net	(.000)[a]	(.006)	(.021)	(.031)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.60	2.13	3.15	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.60	.56	.56	.57
Ratio of net expenses to average net assets	.33	.53	.53	.55	.57
Ratio of net investment income to average net assets	.00[b]	.57	2.05	3.16	2.60
Net Assets, end of period ($ x 1,000)	1	1	1	1	1

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the Investor shares of the BNY Mellon National Municipal Money Market Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the funds’ investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distri-

The Funds 25

NOTES TO FINANCIAL STATEMENTS (continued)

bution policies to enable them to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets
for identical investments.

Level 2—other significant observable inputs (includ-
ing quoted prices for similar investments, interest
rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including
the funds’ own assumptions in determining the fair
value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Table 1 summarizes the inputs used as of August 31, 2010 in valuing each fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an

Table 1.

		Short-Term Investments ($)†
Level 1—Unadjusted		Level 2—Other Significant	Level 3—Significant
Valuation Inputs	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	1,091,803,426	—	1,091,803,426
BNY Mellon National Municipal Money Market Fund	—	1,550,041,426	—	1,550,041,426

†	See Statements of Investments for additional detailed categorizations.

26

agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Money

Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2010, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

BNY Mellon Money Market Fund has an accumulated capital loss carryover of $3,895 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in 2017.

BNY Mellon National Municipal Money Market Fund has an accumulated capital loss carryover of $1,551,020 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in 2017.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were all ordinary income for the BNY Mellon Money Market Fund and for the BNY Mellon

The Funds 27

NOTES TO FINANCIAL STATEMENTS (continued)

National Municipal Money Market Fund were as follows: tax exempt income $719,560 and $16,889,717 and ordinary income $921 and $4,765, respectively.

At August 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(f) Treasury’s Temporary Guarantee Program:The funds entered into a Guarantee Agreement with the United States Department of theTreasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amounts of .01%, .015% and .015%, respectively, of the funds’ shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the funds without regard to any expense limitation in effect.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

BNY Mellon Fund Advisors has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $132,808 for the BNY Mellon Money Market Fund and $236,316 for the BNY Mellon National Municipal Money Market Fund, respectively, during the period ended August 31, 2010.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to

28

Table 5.

	Investment	Shareholder		Chief	(Less) Expense
	Advisory	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Money Market Fund	143,416	66	14,624	673	(34)
BNY Mellon National Municipal
Money Market Fund	199,846	—	15,541	673	—

The Funds	29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 4—Securities Transactions:

The funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Trust’s Board.The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustee and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2010, BNY Mellon Money Market Fund engaged in purchases of securities pursuant to Rule 17a-7 of the Act amounting to $12,020,000.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, each a series of BNY Mellon Funds Trust (collectively “the Funds”), including the statements of investments as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2010

The Funds 31

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-

interest dividends” (not generally subject to regular federal income tax), except $921 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on March 9-10, 2010, the Board considered the re-approval of the Trust’s Investment Advisory Agreement for another one year term, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services.The Board members also considered the re-approval of the Trust’s Administration Agreement with The Bank of NewYork Mellon for another one year term, pursuant to which The Bank of New York Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of theTrust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Funds. The Board members received a presentation from representatives of Dreyfus regarding services provided to the funds, and discussed the nature, extent and quality of the services provided to the funds pursuant to the Investment Advisory Agreement. Dreyfus’ representatives reviewed the funds’ distribution of accounts, and noted the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels. Dreyfus also provided the number of shareholder accounts in each fund, as well as each fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive operational and compliance infrastructure. They also considered that The Bank of New York Mellon provides the funds with administrative and accounting services pursuant to the Trust’s Administration Agreement.

Comparative Analysis of the Funds’ Advisory Fees, Expense Ratios and Performance

The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing each fund’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. The Board members also reviewed reports prepared by Lipper which included information comparing each fund’s performance with that of a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and with that of a broader group of funds (the “Performance Universe”), in each case in the same category applicable to the fund, that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Board was provided with a description of the methodology Lipper used to select each Expense Group and Expense Universe and each Performance Group and Performance Universe.

BNY Mellon Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Funds	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was above the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2010.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

BNY Mellon National Municipal Money Market Fund

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the third quartile (above the median) of the Expense Group and in the second quartile (below the median) of the Expense Universe.

The Board also reviewed the results of the Performance Group and Performance Universe comparisons. The Board noted that the fund’s total return performance was below the medians of the Performance Group and Performance Universe for the reported periods ended January 31, 2010. The Board received a presentation from the fund’s co-primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results.The Board expressed concern over the fund’s relative underperformance for the reported periods, and stated its expectation for improved performance results in the future.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the same Lipper category, as the fund (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to each fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any

34

economies of scale might emerge in connection with the management of the funds. The Board members evaluated the profitability analysis in light of the relevant circumstances for each fund, including any decline in assets. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the funds and noted that there were no soft dollar arrangements with respect to trading each fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to each fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing each fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing each fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the continuation of the Trust’s Investment Advisory Agreement with respect to the funds. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the funds:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Money Market Fund, the Board was satisfied with the fund’s performance.

  With respect to BNY Mellon National Municipal Money Market Fund, while the Board was concerned with the fund’s relative underperformance for the reported periods, it considered the presentation of the fund’s portfolio manager regarding the factors which influenced the fund’s performance results, and stated its expectation for improved performance results in the future.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the services pro- vided, comparative performance and expense and advi- sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus and its affiliates from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Trust’s Investment Advisory Agreement and Administration Agreement with respect to the funds was in the best interests of each fund and its respective shareholders.

The Funds 35

BOARD MEMBERS INFORMATION (Unaudited)

36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-645-6561. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 37

OFFICERS OF THE FUND (Unaudited)

38

The Funds 39

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

MFTAR0810-MM

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $466,545.00 in 2009 and $546,545.00 in 2010.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $70,591.00 in 2009 and $74,330.00 in 2010.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $40,290.00 in 2009 and $49,770.00 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,557,000.00 in 2009 and $4,710,000.00 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	10/19/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	10/19/2010

By: /s/ James Windels___
James Windels, Treasurer
Date:	10/19/2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)